              As Filed With the Securities and Exchange Commission
                               September 11, 1998



                                                       Registration No. 2-28097
                                                       ------------------------

                      ------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                      ------------------------------------

                                   FORM N-1A



            Registration Statement Under the Securities Act of 1933
                       Post-Effective Amendment No. 51 x


                                     and/or
        Registration Statement Under the Investment Company Act of 1940
                       Post-Effective Amendment No. 37 x



                        (Check appropriate box or boxes)
-------------------------------------------------------------------------------

                      THE ENTERPRISE GROUP OF FUNDS, INC.
                           (Exact Name of Registrant)

                                   Suite 450
                              3343 Peachtree Road
                             Atlanta, Georgia 30326
                    (Address of Principal Executive Office)

                 Registrant's Telephone Number: (404) 261-1116

                             Catherine R. McClellan
                                   Suite 450
                           3343 Peachtree Road, N.E.
                          Atlanta, Georgia 30326-1022
                    (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

              immediately upon filing pursuant to paragraph (b)
-------------
              on_____________pursuant to paragraph (b)
------------

X         75 days after filing pursuant to paragraph (a) (2) of Rule 485
---------

            60 days after filing pursuant to paragraph (a)
-----------

            on_____pursuant to paragraph (a) of Rule 485
-----------

                    DECLARATION PURSUANT TO RULE 24f-2(a)(l)

The Rule 24f-2 Notice for the Registrant's fiscal year ended December 31, 1997 was filed with the Securities and Exchange Commission on March 4, 1998.

                             Cross Reference Sheet


                        Form N-1A
                          Item
-----------------------------------------------------
                                                                  Prospectus Caption
                                                       --------------------------------------
Part A
       1.    Cover Page..............................  The Enterprise Group of Funds, Inc.
       2.    Synopsis................................  Prospectus Summary
       3.    Condensed Financial Information.........  Financial Highlights
       4.    General Description of Registrant.......  The Enterprise Group of Funds, Inc.
                                                       General Information - Organization of
                                                       the Fund
       5.    Management of the Fund..................  Management of the Fund
      5A.    Management's Discussion of
             Fund Performance .......................  Refer to Annual Report
      5B.    Management's Discussion of Year 2000....  Management of the Fund
       6.    Capital Stock and Other Securities......  General Information - Capital Stock
       7.    Purchase of Securities Being Offered....  How To Purchase Portfolio Shares
       8.    Redemption or Repurchase................  How to Redeem Portfolio Shares
       9.    Legal Proceedings.......................  Not Applicable


                                                       Statement of Additional
Part B                                                 Information Caption
---------                                              -------------------
      10.    Cover Page..............................  Cover Page
      11.    Table of Contents.......................  Table of Contents
      12.    General Information and History.........  General Information and History
      13.    Investment Objectives and Policies......  Investment Objectives and Investment
                                                       Restrictions
      14.    Management of the Registrant............  Management of the Fund
      15.    Control Persons and Principal of
             Securities..............................  Management of the Fund
      16.    Investment Advisory and Other Services..  Investment Advisory and Other Services
      17.    Brokerage Allocation and other Practices  Portfolio Transactions and Brokerage
      18.    Capital Stock and Other Securities......  Not Applicable
      19.    Purchase, Redemption and Pricing of
             Securities Being Offered................  Purchase, Redemption and Pricing of
                                                       Securities Being Offered
      20.    Tax Status..............................  Not Applicable
      21.    Underwriters............................  Purchase, Redemption and Pricing of
                                                       Securities Being Offered
      22.    Calculation of Yield Quotations of
             Money Market ...........................  Funds Performance Comparisons
      23.    Financial Statements....................  Financial Statements



Part C
Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Post-Effective Amendment.

                                                       Registration No. 2-28097



                                   PROSPECTUS
                                October 1, 1998
                 [Four Color Photograph of Keys on a Key Ring]

                      The Enterprise Group of Funds, Inc.

                               TABLE OF CONTENTS


                  Expense information..................................

                  Prospectus summary...................................

                  Financial Highlights.................................

                  Investment objectives and policies of the Funds......

                  Certain investment techniques and associated risks...

                  Investment restrictions..............................

                  How to purchase Fund shares..........................

                  Shareholder services.................................

                  How to exchange shares among the Funds...............

                  How to redeem Fund shares............................

                  Distributor's Agreement and Plan of Distribution.....

                  Performance comparisons..............................

                  Management of the Fund...............................

                  Taxes................................................

                  Dividends and distribution...........................

                  Brokerage transactions...............................

                  General information..................................

                  Appendix.............................................

                      THE ENTERPRISE GROUP OF FUNDS, INC.
                            Atlanta Financial Center
                      3343 Peachtree Road, N.E., Suite 450
                             Atlanta, Georgia 30326
                For Shareholder Information Call 1-800-368-3527

                                   PROSPECTUS
                             DATED OCTOBER 1, 1998

The Enterprise Group of Funds, Inc. (the "Fund") is a series of mutual funds that seeks to provide investors a broad range of investment alternatives through its 14 separate Funds. Each Fund is managed as if it were a separate mutual fund issuing its own shares. The Fund's principal investment adviser, Enterprise Capital Management, Inc., selects separate sub-advisers referred to as "Fund Managers" that provide investment advice for the Funds and that are selected on the basis of able investment performance in their respective areas of responsibility.

This Prospectus explains concisely what you should know about the Fund before you invest. Please read this Prospectus and keep it for future reference. You can find more detailed information about the Funds in a Statement of Additional Information ("SAI"), dated October 1, 1998, which has been filed with the Securities and Exchange Commission ("SEC"). The SAI is incorporated by reference into this Prospectus (which means that it is legally part of the Prospectus). You can obtain a free copy of the SAI by calling (800) 368-3527 or by writing to the above address. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding the Funds.

                                  Equity Funds

                                  Growth Fund
                             Growth and Income Fund
                                  Equity Fund
                               Equity Income Fund
                           Capital Appreciation Fund
                           Small Company Growth Fund
                            Small Company Value Fund
                           International Growth Fund
                         Global Financial Services Fund

                                  Income Funds

                           Government Securities Fund
                              High-Yield Bond Fund
                             Tax-Exempt Income Fund

                                 Flexible Fund

                                  Managed Fund

                               Money Market Fund

                               Money Market Fund

LIKE ALL MUTUAL FUND SHARES, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTMENTS IN THE MONEY MARKET FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT THE MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

THE HIGH-YIELD BOND FUND INVESTS SIGNIFICANTLY IN LOWER RATED BONDS, COMMONLY REFERRED TO AS "JUNK BONDS." BONDS OF THIS TYPE ARE CONSIDERED TO BE SPECULATIVE WITH REGARD TO THE PAYMENT OF INTEREST AND RETURN OF PRINCIPAL AND HAVE SPECIAL RISKS. THEY MAY NOT BE SUITABLE FOR ALL INVESTORS. PLEASE READ THE RISK INFORMATION CAREFULLY.

PLEASE NOTE THAT THESE FUNDS ARE NOT BANK DEPOSITS; ARE NOT FEDERALLY INSURED; ARE NOT ENDORSED BY ANY BANK OR GOVERNMENT AGENCY; AND ARE NOT GUARANTEED TO ACHIEVE THEIR GOAL(S).

                      THE ENTERPRISE Group of Funds, Inc.

SUMMARY OF FUND EXPENSES

                                                                                                                   CAPITAL
                                                   GROWTH AND                              EQUITY INCOME         APPRECIATION
                             GROWTH FUND          INCOME FUND          EQUITY FUND              FUND                 FUND
                          ------------------   ------------------   ------------------   ------------------   ------------------
    CLASS OF SHARES:       A      B      C      A      B      C      A      B      C      A      B      C      A      B      C
    ----------------      ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
SHAREHOLDER TRANSACTION
EXPENSES
Maximum Initial Sales
 Load Imposed on
 Purchase (as a % of
 offering price)(1).....  4.75%  none   none   4.75%  none   none   4.75%  none   none   4.75%  none   none   4.75%  none   none
Maximum Deferred Sales
 Load...................  none   5.00%  1.00%  none   5.00%  1.00%  none   5.00%  1.00%  none   5.00%  1.00%  none   5.00%  1.00%
Maximum Sales Load
 Imposed On Reinvested
 Dividends..............  none   none   none   none   none   none   none   none   none   none   none   none   none   none   none
Exchange Fee............  none   none   none   none   none   none   none   none   none   none   none   none   none   none   none
ANNUAL FUND OPERATING
 EXPENSES (AS A % OF
 AVERAGE NET ASSETS)
Management Fee(2).......  0.75%  0.75%  0.75%  0.75%  0.75%  0.75%  0.75%  0.75%  0.75%  0.75%  0.75%  0.75%  0.75%  0.75%  0.75%
12b-1 Fee (including
 service fees of
 .25%)(3)...............  0.45%  1.00%  1.00%  0.45%  1.00%  1.00%  0.45%  1.00%  1.00%  0.45%  1.00%  1.00%  0.45%  1.00%  1.00%
Other Expenses (net of
 reimbursements)(4).....  0.23%  0.23%  0.22%  0.30%  0.30%  0.30%  0.40%  0.40%  0.40%  0.30%  0.30%  0.30%  0.45%  0.46%  0.46%
                          ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
TOTAL FUND OPERATING
 EXPENSES (NET OF
 REIMBURSEMENTS)(4).....  1.43%  1.98%  1.97%  1.50%  2.05%  2.05%  1.60%  2.15%  2.15%  1.50%  2.05%  2.05%  1.65%  2.21%  2.21%
                          ====   ====   ====   ====   ====   ====   ====   ====   ====   ====   ====   ====   ====   ====   ====
EXAMPLE 1: You would pay the following expenses over the indicated periods in each of the Funds on a $1,000 investment assuming
 (a) payment of the maximum sales charge, (b) a 5% annual return, and (c) redemption at the end of the time period. 10-year figures for Class B shares assume conversion to Class A shares after eight years.
1 Year..................  $ 61   $ 70   $ 30   $ 62   $ 71   $ 31   $ 63   $ 72   $ 32   $ 62   $ 71   $ 31   $ 63   $ 72   $ 32
3 Years.................    91    102     62     93    104     64     96    107     67     93    104     64     97    109     69
5 Years.................   122    127    106    125    130    110    130    135    115    125    130    110    133    138    118
10 Years................   211    216    230    218    224    238    228    234    248    218    224    238    234    240    254
EXAMPLE 2: You would pay the following expenses over the indicated periods in each of the Funds on a $1,000 investment assuming
 (a) payment of the maximum sales charge, (b) a 5% annual return, and (c) retention of shares at the end of the time period.
 10-year figures for Class B shares assume conversion to Class A shares after eight years.
1 Year..................  $ 61   $ 20   $ 20   $ 62   $ 21   $ 21   $ 63   $ 22   $ 22   $ 62   $ 21   $ 21   $ 63   $ 22   $ 22
3 Years.................    91     62     62     93     64     64     96     67     67     93     64     64     97     69     69
5 Years.................   122    107    106    125    110    110    130    115    115    125    110    110    133    118    118
10 Years................   211    216    230    218    224    238    228    234    248    218    224    238    234    240    254


                            SMALL COMPANY
                             GROWTH FUND
                          ------------------
    CLASS OF SHARES:       A      B      C
    ----------------      ----   ----   ----
SHAREHOLDER TRANSACTION
EXPENSES
Maximum Initial Sales
 Load Imposed on
 Purchase (as a % of
 offering price)(1).....  4.75%  none   none
Maximum Deferred Sales
 Load...................  none   5.00%  1.00%
Maximum Sales Load
 Imposed On Reinvested
 Dividends..............  none   none   none
Exchange Fee............  none   none   none
ANNUAL FUND OPERATING
 EXPENSES (AS A % OF
 AVERAGE NET ASSETS)
Management Fee(2).......  1.00%  1.00%  1.00%
12b-1 Fee (including
 service fees of
 .25%)(3)...............  0.45%  1.00%  1.00%
Other Expenses (net of
 reimbursements)(4).....  0.40%  0.40%  0.40%
                          ----   ----   ----
TOTAL FUND OPERATING
 EXPENSES (NET OF
 REIMBURSEMENTS)(4).....  1.85%  2.40%  2.40%
                          ====   ====   ====
EXAMPLE 1: You would pay the following expenses over the indicated periods in each of the Funds on a $1,000 investment assuming
 (a) payment of the maximum sales charge, (b) a 5% annual return, and (c) redemption at the end of the time period. 10-year figures for Class B shares assume conversion to Class A shares after eight years.
1 Year..................  $ 65   $ 74   $ 34
3 Years.................   103    115     75
5 Years.................   143    148    128
10 Years................   254    260    274
EXAMPLE 2: You would pay the following expenses over the indicated periods in each of the Funds on a $1,000 investment assuming
 (a) payment of the maximum sales charge, (b) a 5% annual return, and (c) retention of shares at the end of the time period.
 10-year figures for Class B shares assume conversion to Class A shares after eight years.
1 Year..................  $ 65   $ 24   $ 24
3 Years.................   103     75     75
5 Years.................   143    128    128
10 Years................   254    260    274


THE EXAMPLES SHOULD NOT BE CONSIDERED INDICATIONS OF PAST OR FUTURE EXPENSES OR PERFORMANCE, AND ACTUAL EXPENSES OR PERFORMANCE MAY VARY FROM THOSE SHOWN.

The purpose of this table is to help you understand the various costs and expenses that you will bear directly or indirectly.

(1) Certain purchases of Class A shares of $1 million or more are not subject to front-end sales charges; however, if you redeem the shares within 24 months after the purchase date, you will pay a contingent deferred sales charge ("CDSC") of 1% of the redemption proceeds.

(2) These fees may be higher than that of other Funds. However, the Board of Directors has determined that such fees are reasonable in light of the services, investment decisions, and investment techniques employed.

(3) Includes a service fee of .25% of average net assets for Class B and Class C shares. See "Distributor's Agreement and Plan of Distribution." Long-term shareholders of a 12b-1 Fund may over time pay more in 12b-1 fees than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc. Expense information of the Money Market Fund has been restated to reflect the elimination of 12b-1 expense for Classes A, B and C.


(4) Reflects reimbursement of expenses by the Adviser. Absent these reimbursements, for the Growth and Income Fund, Other expenses would have been 0.91%, 0.91% and 0.89%, and Total Fund Operating Expenses would have been 2.11%, 2.66%, and 2.64% for Class A, Class B and Class C shares, respectively. For the Equity Fund, Other Expenses would have been 5.32%, 4.46% and 4.26%, and Total Fund Operating Expenses would have been 6.52%, 6.21% and 6.01% for Class A, Class B and Class C shares, respectively. For the Equity Income Fund, Other Expenses would have been 0.42%, 0.42% and 0.45%, and Total Fund Operating Expenses would have been 1.62%, 2.17% and 2.20% for Class A, Class B and Class C shares, respectively. For the Small Company Growth Fund, Other Expenses would have been 0.93%, 0.93% and 0.93%, and Total Fund Operating Expenses would have been 2.30%, 2.93% and 2.93% for Class A, Class B and Class C shares, respectively. For the Small company Value Fund, Other Expenses would have been 0.75%, 0.69% and 0.63%, 2.30%, 2.93% and 2.93% for Class A, Class B and Class C shares, respectively. For the Small company Value Fund, Other Expenses would have been 0.75%, 0.69% and 0.63%, and Total Fund Operating Expenses would have been 1.95%, 2.44% and 2.38% for Class A, Class B and Class C shares, respectively. For the International Growth Fund, Other Expenses would have been 0.81%, 0.82% and 0.90%, and Total Fund Operating Expenses would have been 2.11%, 2.67% and 2.75% for Class A, Class B and Class C shares, respectively. For the Government Securities Fund, Other Expenses would have been 0.41%, 0.41% and 0.43%, and Total Fund Operating Expenses would have been 1.46%, 2.01% and 2.03% for Class A, Class B and Class C shares, respectively. For the High-Yield Bond Fund, Other Expenses would have been 0.42%, 0.42% and 0.41%, and Total Fund Operating Expenses would have been 1.47%, 2.02% and 2.01% for Class A, Class B and Class C shares, respectively. For the Tax-Exempt Income Fund, Other Expenses would have been 0.65%, 0.66% and 0.84%, and Total Fund Operating Expenses would have been 1.60%, 2.16% and 2.34% for Class A, Class B and Class C shares, respectively. For the Money Market Fund, Other Expenses would have been 0.59%, 0.59% and 0.65%, and Total Fund Operating Expenses would have been 0.94%, 0.94% and 1.00% for Class A, Class B and Class C shares, respectively. Other Expenses for the Growth Fund do not reflect a reduction for reimbursements of 0.02% for brokerage credits. Other Expenses for the Global Financial Services Fund are estimated for the current fiscal year. Expense information for the Tax-Exempt Income Fund has been restated to reflect a reduction in the maximum expense to 1.10% for Class A, 1.65% for Class B and 1.65% for Class C.


                      THE ENTERPRISE Group of Funds, Inc.

       SMALL COMPANY        INTERNATIONAL       GLOBAL FINANCIAL        GOVERNMENT        HIGH-YIELD BOND         TAX-EXEMPT
         VALUE FUND          GROWTH FUND         SERVICES FUND       SECURITIES FUND            FUND             INCOME FUND
     ------------------   ------------------   ------------------   ------------------   ------------------   ------------------
      A      B      C      A      B      C      A      B      C      A      B      C      A      B      C      A      B      C
     ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
     4.75%  none   none   4.75%  none   none   4.75%  none   none   4.75%  none   none   4.75%  none   none   4.75%  none   none
     none   5.00%  1.00%  none   5.00%  1.00%  none   5.00%  1.00%  none   5.00%  1.00%  none   5.00%  1.00%  none   5.00%  1.00%
     none   none   none   none   none   none   none   none   none   none   none   none   none   none   none   none   none   none
     none   none   none   none   none   none   none   none   none   none   none   none   none   none   none   none   none   none
     0.75%  0.75%  0.75%  0.85%  0.85%  0.85%  0.85%  0.85%  0.85%  0.60%  0.60%  0.60%  0.60%  0.60%  0.60%  0.50%  0.50%  0.50%
     0.45%  1.00%  1.00%  0.45%  1.00%  1.00%  0.45%  1.00%  1.00%  0.45%  1.00%  1.00%  0.45%  1.00%  1.00%  0.45%  1.00%  1.00%
     0.55%  0.55%  0.55%  0.70%  0.70%  0.70%  0.45%  0.45%  0.45%  0.25%  0.25%  0.25%  0.25%  0.25%  0.25%  0.15%  0.15%  0.15%
     ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
     1.75%  2.30%  2.30%  2.00%  2.55%  2.55%  1.75%  2.30%  2.30%  1.30%  1.85%  1.85%  1.30%  1.85%  1.85%  1.10%  1.65%  1.65%
     ====   ====   ====   ====   ====   ====   ====   ====   ====   ====   ====   ====   ====   ====   ====   ====   ====   ====

     $ 64   $ 23   $ 23   $ 67   $ 26   $ 26   $ 64   $ 23   $ 23   $ 60   $ 19   $ 19   $ 60   $ 19   $ 19   $ 58   $ 17   $ 17
      100     72     72    107     79     79    100     72     72     87     58     58     87     58     58     81     52     52
      138    123    123    150    136    136     --     --     --    115    100    100    115    100    100    105     90     90
      244    250    264    269    275    289     --     --     --    197    203    217    197    203    217    175    181    195
     $ 64   $ 73   $ 33   $ 67   $ 76   $ 36   $ 64   $ 73   $ 33   $ 60   $ 69   $ 29   $ 60   $ 69   $ 29   $ 58   $ 67   $ 27
      100    112     72    107    119     79    100    112     72     87     98     58     87     98     58     81     92     52
      138    143    123    150    156    136     --     --     --    115    120    100    115    120    100    105    110     90
      244    250    264    269    275    289     --     --     --    197    203    217    197    203    217    175    181    195

                             MONEY MARKET
        MANAGED FUND             FUND
     ------------------   ------------------
      A      B      C      A      B      C
     ----   ----   ----   ----   ----   ----
     4.75%  none   none   none   none   none
     none   5.00%  1.00%  none   5.00%  1.00%
     none   none   none   none   none   none
     none   none   none   none   none   none
     0.75%  0.75%  0.75%  0.35%  0.35%  0.35%
     0.45%  1.00%  1.00%  none   none   none
     0.29%  0.29%  0.31%  0.35%  0.35%  0.35%
     ----   ----   ----   ----   ----   ----
     1.49%  2.04%  2.06%  0.70%  0.70%  0.70%
     ====   ====   ====   ====   ====   ====
     $ 62   $ 21   $ 21   $  7   $  7   $  7
       92     64     65     22     22     22
      125    110    111     39     39     39
      217    223    239     87     87     87
     $ 62   $ 71   $ 31   $  7   $ 57   $ 17
       92    104     65     22     62     22
      125    130    111     39     59     39
      217    223    239     87     87     87

See "Management of the Fund," "Distribution Plans," and "Brokerage Transactions" for further information concerning expenses. For a separate $10 charge, redemptions for a maximum of $250,000 will be wired at your request. For redemption information, please refer to page 45 of the Prospectus.

If your account balance is $1,000 or less, you will be charged a $25 account maintenance fee. This fee does not apply to Automatic Bank Draft Plan, Automatic Investment Plan, Retirement Plan and Savings Plan Accounts.

                      THE ENTERPRISE Group of Funds, Inc.

                      THE ENTERPRISE GROUP OF FUNDS, INC.
                               PROSPECTUS SUMMARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   Set forth below are the 14 Funds, their Fund Managers and investment objectives. The Fund is a diversified, open-end management investment company. Enterprise Capital Management, Inc. (the "Adviser") serves as investment adviser. The Fund consists of common stock divided into 14 Funds consisting of four separate classes for each Fund. Shares are transferable within each class.


          FUND MANAGER                                             INVESTMENT OBJECTIVES
          ------------                                             ---------------------
EQUITY FUNDS
          GROWTH FUND                                Capital appreciation, primarily from investments
            Montag & Caldwell, Inc.                  in common stocks.
            Atlanta, Georgia
------------------------------------------------------------------------------------------------------------
          GROWTH AND INCOME FUND                     Total return in excess of the total return of the
            Retirement System Investors Inc.         Lipper Growth and Income Mutual Funds Average
            New York, New York                       measured over a period of three to five years, by
                                                     investing primarily in a broadly diversified group
                                                     of large capitalization stocks.
------------------------------------------------------------------------------------------------------------
          EQUITY FUND                                Long-term capital appreciation, primarily from
            OpCap Advisors                           investments in securities of companies that are
            New York, New York                       believed by the Fund Manager to be undervalued.
------------------------------------------------------------------------------------------------------------
          EQUITY INCOME FUND                         A combination of growth and income to achieve an
            1740 Advisers, Inc.                      above- average and consistent total return,
            New York, New York                       primarily from investments in dividend-paying
                                                     common stocks.
------------------------------------------------------------------------------------------------------------
          CAPITAL APPRECIATION FUND                  Maximum capital appreciation, primarily through
            Provident Investment Counsel, Inc.       investment in common stock of companies that
            Pasadena, California                     demonstrate accelerating earnings momentum and
                                                     consistently strong financial characteristics.
------------------------------------------------------------------------------------------------------------
          SMALL COMPANY GROWTH FUND                  Capital appreciation by investing primarily in
            William D. Witter, Inc.                  common stocks of small companies with strong
            New York, New York                       earnings growth and potential for significant
                                                     capital appreciation.
------------------------------------------------------------------------------------------------------------
          SMALL COMPANY VALUE FUND                   Maximum capital appreciation, primarily through
            Gabelli Asset Management Company         investment in the equity securities of companies
            Rye, New York                            that have a market capitalization of no more than
                                                     $1 billion.
------------------------------------------------------------------------------------------------------------
          INTERNATIONAL GROWTH FUND                  Capital appreciation, primarily through a
            Brinson Partners, Inc.                   diversified portfolio of non-U.S. equity
            Chicago, Illinois                        securities.
------------------------------------------------------------------------------------------------------------
          GLOBAL FINANCIAL SERVICES FUND             Capital appreciation, primarily through investment
            Sanford C. Bernstein & Co., Inc.         in common stocks of domestic and foreign financial
            New York, New York                       services companies.
------------------------------------------------------------------------------------------------------------
  INCOME FUNDS
          GOVERNMENT SECURITIES FUND                 Current income and safety of principal, primarily
            TCW Funds Management, Inc.               from securities that are obligations of the U.S.
            Los Angeles, California                  Government, or its agencies, or its
                                                     instrumentalities.
------------------------------------------------------------------------------------------------------------
          HIGH-YIELD BOND FUND                       Maximum current income, primarily from debt
            Caywood-Scholl Capital Management        securities that are rated Ba or lower by Moody's
            San Diego, California                    Investors Service, Inc. or BB or lower by Standard
                                                     & Poor's Corporation.
------------------------------------------------------------------------------------------------------------
          TAX-EXEMPT INCOME FUND                     A high level of current income exempt from federal
            MBIA Capital Management Corp.            income tax, with consideration given to
            Armonk, New York                         preservation of principal, primarily from
                                                     investment in a diversified portfolio of long-term
                                                     investment grade municipal bonds.
------------------------------------------------------------------------------------------------------------
  FLEXIBLE FUND
          MANAGED FUND                               Growth of capital over time through investment in
            OpCap Advisors                           a portfolio consisting of common stocks, bonds and
            New York, New York                       cash equivalents, the percentages of which will
                                                     vary based on the Fund Manager's assessments of
                                                     relative investment values.
------------------------------------------------------------------------------------------------------------
  MONEY MARKET FUND
          MONEY MARKET FUND                          The highest possible level of current income
            Enterprise Capital Management, Inc.      consistent with preservation of capital and
            Atlanta, Georgia                         liquidity by investing in obligations maturing in
                                                     one year or less from the time of purchase.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      THE ENTERPRISE Group of Funds, Inc.

                            INVESTMENT RISK FACTORS

The risk characteristics of each Fund are different. In general, investors should consider the following risks: An investment in any of the Funds carries the risk that the net asset value of the Fund shares will fluctuate in response to market conditions. Further, an investment in any of the Income Funds carries the risk that the issuers of securities in the Income Funds may default on the payment of principal and interest. An investment in the High-Yield Bond Fund carries an increased risk that issuers of securities in which the High-Yield Bond Fund invests may default in the payment of principal and interest as compared to the risk of such defaults in the other Income Funds. In addition, an investment in the High-Yield Bond Fund may be subject to certain other risks relating to the market price, relative liquidity in the secondary market and sensitivity to interest rate and economic changes of the noninvestment grade securities in which the High-Yield Bond Fund invests that are higher than may be associated with higher rated, investment grade securities. The Small Company Growth and Small Company Value Funds carry an increased risk that smaller capitalization companies may experience higher growth rates and higher failure rates than do larger companies. The limited volume and frequency of trading of small capitalization companies may subject their stocks to greater price deviations than stocks of larger companies. The International Growth Fund and the Global Financial Services Fund carry additional risks associated with possibly less stable foreign securities and currencies. Because of the short-term nature of the Money Market Fund's investments, an investment in shares of the Money Market Fund is subject to relatively little market risk and financial risk, but is subject to a high level of current income volatility. In addition, the Money Market Fund uses the amortized cost method to value its portfolio securities and seeks to maintain a constant net asset value of $1.00 per share. There is no assurance that this Fund will be able to maintain this constant net asset value. See "Certain Investment Techniques and Associated Risks."

                             PURCHASE ALTERNATIVES

Each Fund offers four Classes of shares. Shares of each Class are generally offered at the net asset value next determined after receipt of your purchase order plus (i) an initial ("front-end") sales charge (Class A shares) or (ii) a deferred sales charge (Class B and C shares). The following is a brief description of three Classes of shares offered by each Fund. Class Y shares for institutional investors are offered pursuant to a separate prospectus. For more complete descriptions of each Class of shares, see "How to Purchase Shares."

CLASS A SHARES:            Class A shares are sold with an initial sales charge
                           of up to 4.75% of the offering price (for all Funds other than Money Market) and are subject to an ongoing distribution fee of 0.45% (no fee for Money
                           Market) of the Fund's average daily net assets. The initial sales charge may be waived or reduced in certain circumstances. Shares purchased pursuant to waiver of the initial sales charge are subject to a CDSC if redeemed within two years of purchase in certain circumstances.

CLASS B SHARES:            Class B shares do not incur an initial sales charge
                           when purchased but are subject to an ongoing service fee of 0.25% and an ongoing distribution fee of 0.75%
                           (no fees for Money Market) of the Fund's average daily net assets, and a CDSC if they are redeemed within six years of purchase. Class B shares automatically convert to Class A shares (which are subject to lower ongoing expenses) approximately eight years after purchase. Class B shares are available only to investors purchasing less than $250,000 in the aggregate.

CLASS C SHARES:            Class C shares are sold at net asset value per share
                           without an initial sales charge but are subject to an ongoing service fee of 0.25% and an ongoing distribution fee of 0.75% (no fees for Money Market) of the fund's average daily net assets. If Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.00% will be deducted from the redemption proceeds. Class
                           C shares are available only to investors purchasing less than $1,000,000 in the aggregate.

                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    SHAREHOLDER SERVICES

      Automatic Reinvestment Plan                             Check Writing (Class A Money Market
      Automatic Bank Draft Plan                               Fund Shares Only)
      Investment Plan                                         Bank Purchase and Redemption Plan
      Letter of Intent                                        Systematic Withdrawal Plan
      Right of Accumulation                                   Retirement Plans
                                                              24-Hour Account Information
                             FOR MORE COMPLETE INFORMATION ABOUT THESE PLANS AND SERVICES,
                                              SEE SHAREHOLDER SERVICES OR
                                         CALL THE ENTERPRISE GROUP OF FUNDS AT
                                                     (800) 368-3527

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      THE ENTERPRISE Group of Funds, Inc.

                              FINANCIAL HIGHLIGHTS

            (FOR A SHARE OUTSTANDING THROUGH THE PERIODS INDICATED)

The following financial highlights have been audited by PricewaterhouseCoopers LLP, independent auditors. The financial highlights are derived from the Fund's financial statements. The Fund's financial statements and the independent auditor's report thereon are incorporated by reference into the Statement of Additional Information and may be obtained without charge by calling the Fund at 800-368-3527.


                                            (UNAUDITED)
                                            SIX MONTHS
                                               ENDED                            YEAR ENDED DECEMBER 31,
                                             JUNE 30,      -----------------------------------------------------------------
GROWTH FUND (CLASS A)                          1998          1997        1996        1995       1994       1993      1992(F)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period......   $  16.91      $  13.10    $  10.44    $   7.76    $  8.26    $  7.96    $  8.22
Net Investment Income (Loss)..............      (0.05)        (0.07)      (0.04)      (0.03)     (0.02)      0.01      (0.02)
Net Realized and Unrealized Gain (Loss) on
 Investments..............................       3.45          4.23        3.44        3.13      (0.06)      0.84       0.55
                                             -------------------------------------------------------------------------------
Total from Investment Operations..........       3.40          4.16        3.40        3.10      (0.08)      0.85       0.53
                                             -------------------------------------------------------------------------------
Dividends from Net Investment Income......       0.00          0.00        0.00        0.00       0.00       0.01       0.00
Distributions from Net Realized Capital
 Gains....................................       0.00          0.35        0.74        0.42       0.42       0.54       0.79
                                             -------------------------------------------------------------------------------
Total Distributions.......................       0.00          0.35        0.74        0.42       0.42       0.55       0.79
                                             -------------------------------------------------------------------------------
Net Asset Value, End of Period............   $  20.31      $  16.91    $  13.10    $  10.44    $  7.76    $  8.26    $  7.96
                                             -------------------------------------------------------------------------------
Total Return(C)...........................      20.11%(B)     31.76%      32.60%      39.99%     (0.99)%    10.59%      6.46%
Net Assets End of Period (In Thousands)...   $659,058      $424,280    $196,752    $122,559    $88,375    $90,902    $84,200
Ratio of Expenses to Average Net Assets...       1.48%(A)      1.43%(E)    1.53%(E)    1.60%      1.56%      1.60%      1.60%
Ratio of Expenses to Average Net Assets
 (Excluding Waivers)......................       1.48%(A)      1.43%(E)    1.53%(E)    1.60%      1.56%      1.61%      1.67%
Ratio of Net Investment Income (Loss) to
 Average Net Assets.......................      (0.54)%(A)    (0.55)%     (0.39)%     (0.35)%    (0.30)%     0.10%     (0.30)%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding Waivers)...      (0.54)%(A)    (0.55)%     (0.39)%     (0.35)%    (0.30)%     0.06%     (0.31)%
Portfolio Turnover........................      33.76%(A)     22.28%      29.90%      45.30%     64.50%    107.90%     61.20%


                                                    YEAR ENDED DECEMBER 31,
                                            ----------------------------------------
GROWTH FUND (CLASS A)                        1991       1990       1989       1988
------------------------------------------  ----------------------------------------
Net Asset Value, Beginning of Period......  $  6.31    $  7.24    $  6.25    $  6.02
Net Investment Income (Loss)..............     0.07       0.08       0.02       0.07
Net Realized and Unrealized Gain (Loss) on
 Investments..............................     2.57      (0.24)      1.42       0.67
                                             ---------------------------------------
Total from Investment Operations..........     2.64      (0.16)      1.44       0.74
                                             ---------------------------------------
Dividends from Net Investment Income......     0.07       0.09       0.02       0.07
Distributions from Net Realized Capital
 Gains....................................     0.66       0.68       0.43       0.44
                                             ---------------------------------------
Total Distributions.......................     0.73       0.77       0.45       0.51
                                             ---------------------------------------
Net Asset Value, End of Period............  $  8.22    $  6.31    $  7.24    $  6.25
                                             ---------------------------------------
Total Return(C)...........................    41.79%     (2.26)%    23.05%     12.30%
Net Assets End of Period (In Thousands)...  $77,784    $52,897    $55,320    $40,363
Ratio of Expenses to Average Net Assets...     1.60%      1.60%      2.50%      2.50%
Ratio of Expenses to Average Net Assets
 (Excluding Waivers)......................     1.81%      1.75%      2.70%      2.60%
Ratio of Net Investment Income (Loss) to
 Average Net Assets.......................     0.90%      1.00%      0.30%      0.80%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding Waivers)...     0.69%      0.89%      0.10%      0.75%
Portfolio Turnover........................    74.70%    138.40%     78.30%     67.10%



                                               (UNAUDITED)
                                               SIX MONTHS         YEAR ENDED
                                                  ENDED          DECEMBER 31,         FOR THE PERIOD
                                                JUNE 30,     ---------------------     MAY 1 THROUGH
GROWTH FUND (CLASS B)                             1998         1997         1996     DECEMBER 31, 1995
------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.........   $  16.66     $  12.97      $ 10.41        $ 8.69
Net Investment Income (Loss).................      (0.08)       (0.11)       (0.06)        (0.02)
Net Realized and Unrealized Gains (Losses) on
 Investments.................................       3.37         4.15         3.36          2.16
                                               -------------------------------------------------------
Total from Investment Operations.............       3.29         4.04         3.30          2.14
                                               -------------------------------------------------------
Dividends from Net Investment Income.........       0.00         0.00         0.00          0.00
Distributions from Net Realized Capital
 Gains.......................................       0.00         0.35         0.74          0.42
                                               -------------------------------------------------------
Total Distributions..........................       0.00         0.35         0.74          0.42
                                               -------------------------------------------------------
Net Asset Value, End of Period...............   $  19.95     $  16.66      $ 12.97        $10.41
                                               -------------------------------------------------------
Total Return(D)..............................      19.75%(B)    31.15%       31.73%        24.66%(B)
Net Assets End of Period (in thousands)......   $305,520     $166,932      $36,483        $4,572
Ratio of Expenses to Average Net Assets......       2.03%(A)     1.98%(E)     2.10%(E)        2.15%(A)
Ratio of Expenses to Average Net Assets
 (Excluding Waivers).........................       2.03%(A)     1.98%(E)     2.10%(E)        2.15%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets..........................      (1.09)%(A)   (1.10)%      (0.96)%       (0.82)%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding Waivers)......      (1.09)%(A)   (1.10)%      (0.96)%       (0.82)%(A)
Portfolio Turnover...........................      33.76%(A)    22.28%       29.90%        45.30%(A)



                                                              (UNAUDITED)
                                                              SIX MONTHS
                                                                 ENDED       FOR THE PERIOD
                                                               JUNE 30,       MAY 1 THROUGH
GROWTH FUND (CLASS C)                                            1998       DECEMBER 31, 1997
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................    $ 16.85          $ 14.11
Net Investment Income (Loss)................................      (0.07)           (0.06)
Net Realized and Unrealized Gains (Losses) on Investments...       3.40             3.15
                                                              -------------------------------
Total from Investment Operations............................       3.33             3.09
                                                              -------------------------------
Dividends from Net Investment Income........................       0.00             0.00
Distributions from Net Realized Capital Gains...............       0.00             0.35
                                                              -------------------------------
Total Distributions.........................................       0.00             0.35
                                                              -------------------------------
Net Asset Value, End of Period..............................    $ 20.18          $ 16.85
                                                              -------------------------------
Total Return(D).............................................      19.76%(B)        21.91%(B)
Net Assets End of Period (In Thousands).....................    $76,890          $26,601
Ratio of Expenses to Average Net Assets.....................       2.04%(A)         1.97%(EA)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)...................................................       2.04%(A)         1.97%(EA)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................      (1.07)%(A)        (1.10)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Waivers)........................................      (1.07)%(A)        (1.10)%(A)
Portfolio Turnover..........................................      33.76%(A)        22.28%(A)


A Annualized.
B Not Annualized.
C Total returns do not include one time sales charge.
D Total return does not include contingent deferred sales charge.
E Effective September 1, 1995, ratio includes expenses paid indirectly. F Based on average monthly shares outstanding.

                      THE ENTERPRISE Group of Funds, Inc.

                                                                     FOR THE PERIOD
                                                   (UNAUDITED)          OCTOBER 1         FOR THE PERIOD
                                                 SIX MONTHS ENDED        THROUGH         JULY 17 THROUGH
GROWTH AND INCOME FUND (CLASS A)                  JUNE 30, 1998     DECEMBER 31, 1997   SEPTEMBER 30, 1997
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...........      $ 25.19             $ 25.71             $ 25.05
Net Investment Income (Loss)...................         0.10                0.01                0.00
Net Realized and Unrealized Gain (Loss) on
 Investments...................................         2.82                0.04                0.66
                                                 ---------------------------------------------------------
Total from Investment Operations...............         2.92                0.05                0.66
                                                 ---------------------------------------------------------
Dividends from Net Investment Income...........         0.00                0.11                0.00
Distributions from Net Realized Capital
 Gains.........................................         0.00                0.46                0.00
                                                 ---------------------------------------------------------
Total Distributions............................         0.00                0.57                0.00
                                                 ---------------------------------------------------------
Net Asset Value, End of Period.................      $ 28.11             $ 25.19             $ 25.71
                                                 ---------------------------------------------------------
Total Return(C)................................        11.59%(B)            0.20%(B)            2.63 %(B
Net Assets End of Period (In Thousands)........      $11,373             $ 4,032             $ 1,109
Ratio of Expenses to Average Net Assets........         1.50%(A)            1.50%(A)            1.50 %(A
Ratio of Expenses to Average Net Assets
 (Excluding Waivers)...........................         1.93%(A)            2.11%(A)            4.47 %(A
Ratio of Net Investment Income (Loss) to
 Average Net Assets............................         0.50%(A)            0.56%(A)            0.07 %(A
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding Waivers)........         0.07%(A)           (0.04)%(A)          (2.90)%(A)
Portfolio Turnover.............................         9.07%(A)            1.46%(A)           15.69 %(A



                                                                     FOR THE PERIOD
                                                   (UNAUDITED)          OCTOBER 1         FOR THE PERIOD
                                                 SIX MONTHS ENDED        THROUGH         JULY 17 THROUGH
GROWTH AND INCOME FUND (CLASS B)                  JUNE 30, 1998     DECEMBER 31, 1997   SEPTEMBER 30, 1997
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...........      $ 25.15             $ 25.68             $ 25.05
Net Investment Income (Loss)...................        (0.05)              (0.01)              (0.01)
Net Realized and Unrealized Gains(Losses) on
 Investments...................................         2.89                0.03                0.64
                                                 ---------------------------------------------------------
Total from Investment Operations...............         2.84                0.02                0.63
                                                 ---------------------------------------------------------
Dividends from Net Investment Income...........         0.00                0.09                0.00
Distributions from Net Realized Capital
 Gains.........................................         0.00                0.46                0.00
                                                 ---------------------------------------------------------
Total Distributions............................         0.00                0.55                0.00
                                                 ---------------------------------------------------------
Net Asset Value, End of Period.................      $ 27.99             $ 25.15             $ 25.68
                                                 ---------------------------------------------------------
Total Return(D)................................        11.29%(B)            0.07%(B)            2.51 %(B
Net Assets End of Period (In Thousands)........      $12,779             $ 3,257             $   992
Ratio of Expenses to Average Net Assets........         2.05%(A)            2.05%(A)            2.05 %(A
Ratio of Expenses to Average Net Assets
 (Excluding Waivers)...........................         2.46%(A)            2.66%(A)            4.59 %(A
Ratio of Net Investment Income (Loss) to
 Average Net Assets............................        (0.09)%(A)          (0.02)%(A)          (0.34)%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding Waivers.........        (0.50)%(A)          (0.63)%(A)          (2.87)%(A)
Portfolio Turnover.............................         9.07%(A)            1.46%(A)           15.69 %(A



                                                                     FOR THE PERIOD
                                                   (UNAUDITED)          OCTOBER 1         FOR THE PERIOD
                                                 SIX MONTHS ENDED        THROUGH         JULY 17 THROUGH
GROWTH AND INCOME FUND (CLASS C)                  JUNE 30, 1998     DECEMBER 31, 1997   SEPTEMBER 30, 1997
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...........      $ 25.15             $ 25.68             $ 25.05
Net Investment Income (Loss)...................        (0.03)              (0.02)              (0.01)
Net Realized and Unrealized Gains (Losses) on
 Investments...................................         2.87                0.05                0.64
                                                 ---------------------------------------------------------
Total from Investment Operations...............         2.84                0.03                0.63
                                                 ---------------------------------------------------------
Dividends from Net Investment Income...........         0.00                0.10                0.00
Distributions from Net Realized Capital
 Gains.........................................         0.00                0.46                0.00
                                                 ---------------------------------------------------------
Total Distributions............................         0.00                0.56                0.00
                                                 ---------------------------------------------------------
Net Asset Value, End of Period.................      $ 27.99             $ 25.15             $ 25.68
                                                 ---------------------------------------------------------
Total Return(D)................................        11.29%(B)            0.10%(B)            2.51 %(B
Net Assets End of Period (In Thousands)........      $ 2,953             $   561             $    99
Ratio of Expenses to Average Net Assets........         2.05%(A)            2.05%(A)            2.05 %(A
Ratio of Expenses to Average Net Assets
 (Excluding Waivers)...........................         2.46%(A)            2.64%(A)            4.60 %(A
Ratio of Net Investment Income (Loss) to
 Average Net Assets............................        (0.09)%(A)           0.03%(A)           (0.39)%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding Waivers)........        (0.50)%(A)          (0.56)%(A)          (2.94)%(A)
Portfolio Turnover.............................         9.07%(A)            1.46%(A)           15.69 %(A





                      THE ENTERPRISE Group of Funds, Inc.

                                                                (UNAUDITED)       FOR THE PERIOD
                                                              SIX MONTHS ENDED     MAY 1 THROUGH
EQUITY FUND (CLASS A)                                          JUNE 30, 1998     DECEMBER 31, 1997
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................      $  5.96             $  5.00
Net Investment Income (Loss)................................         0.01                0.01
Net Realized and Unrealized Gain (Loss) on Investments......         0.64                1.05
                                                              ------------------------------------
Total from Investment Operations............................         0.65                1.06
                                                              ------------------------------------
Dividends from Net Investment Income........................         0.00                0.00
Distributions from Net Realized Capital Gains...............         0.00                0.10
                                                              ------------------------------------
Total Distributions.........................................         0.00                0.10
                                                              ------------------------------------
Net Asset Value, End of Period..............................      $  6.61             $  5.96
                                                              ------------------------------------
Total Return(C).............................................        10.91%(B)           21.30%(B)
Net Assets End of Period (In Thousands).....................      $ 5,116             $ 3,196
Ratio of Expenses to Average Net Assets.....................         1.60%(A)            1.60%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)...................................................         2.46%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................         0.39%(A)            0.26%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Waivers)........................................        (0.47)%(A)          (4.66)%(A)
Portfolio Turnover..........................................        63.59%(A)           68.73%(A)



                                                                (UNAUDITED)       FOR THE PERIOD
                                                              SIX MONTHS ENDED     MAY 1 THROUGH
EQUITY FUND (CLASS B)                                          JUNE 30, 1998     DECEMBER 31, 1997
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................      $  5.94             $  5.00
Net Investment Income (Loss)................................         0.00                0.00
Net Realized and Unrealized Gains (Losses) on Investments...         0.64                1.04
                                                              ------------------------------------
Total from Investment Operations............................         0.64                1.04
                                                              ------------------------------------
Dividends from Net Investment Income........................         0.00                0.00
Distributions from Net Realized Capital Gains...............         0.00                0.10
                                                              ------------------------------------
Total Distributions.........................................         0.00                0.10
                                                              ------------------------------------
Net Asset Value, End of Period..............................      $  6.58             $  5.94
                                                              ------------------------------------
Total Return(D).............................................        10.77%(B)           20.80%(B)
Net Assets End of Period (In Thousands).....................      $ 4,959             $ 1,820
Ratio of Expenses to Average Net Assets.....................         2.15%(A)            2.15%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)...................................................         2.92%(A)            6.21%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................         0.12%(A)           (0.23)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Waivers)........................................         0.89%(A)           (4.29)%(A)
Portfolio Turnover..........................................        63.59%(A)           68.73%(A)



                                                                (UNAUDITED)       FOR THE PERIOD
                                                              SIX MONTHS ENDED     MAY 1 THROUGH
EQUITY FUND (CLASS C)                                          JUNE 30, 1998     DECEMBER 31, 1997
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................      $  5.94             $  5.00
Net Investment Income (Loss)................................         0.00                0.00
Net Realized and Unrealized Gains (Losses) on Investments...         0.64                1.04
                                                              ------------------------------------
Total from Investment Operations............................         0.64                1.04
                                                              ------------------------------------
Dividends from Net Investment Income........................         0.00                0.00
Distributions from Net Realized Capital Gains...............         0.00                0.10
                                                              ------------------------------------
Total Distributions.........................................         0.00                0.10
                                                              ------------------------------------
Net Asset Value, End of Period..............................      $  6.58             $  5.94
                                                              ------------------------------------
Total Return(D).............................................        10.77%(B)           20.89%(B)
Net Assets End of Period (In Thousands).....................      $   879             $   283
Ratio of Expenses to Average Net Assets.....................         2.15%(A)            2.15%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)...................................................         2.92%(A)            6.01%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................        (0.12)%(A)          (0.21)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Waivers)........................................        (0.89)%(A)          (4.07)%(A)
Portfolio Turnover..........................................        63.59%(A)           68.73%(A)





                      THE ENTERPRISE Group of Funds, Inc.

                                                       (UNAUDITED)                        YEAR ENDED DECEMBER 31,
                                                     SIX MONTHS ENDED    ---------------------------------------------------------
EQUITY INCOME FUND (CLASS A)                          JUNE 30, 1998       1997      1996      1995      1994      1993      1992
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...............      $  26.42        $ 22.44   $ 20.73   $ 16.43   $ 17.75   $ 16.93   $ 16.00
Net Investment Income (Loss).......................          0.16           0.17      0.41      0.45      0.44      0.52      0.43
Net Realized and Unrealized Gain (Loss) on
 Investments.......................................          2.13           5.95      3.27      5.00     (0.53)     1.74      0.92
                                                        --------------------------------------------------------------------------
Total from Investment Operations...................          2.29           6.12      3.68      5.45     (0.09)     2.26      1.35
                                                        --------------------------------------------------------------------------
Dividends from Net Investment Income...............          0.16           0.15      0.40      0.45      0.44      0.50      0.41
Distributions from Net Realized Capital Gains......          0.00           1.99      1.57      0.70      0.79      0.94      0.01
                                                        --------------------------------------------------------------------------
Total Distributions................................          0.16           2.14      1.97      1.15      1.23      1.44      0.42
                                                        --------------------------------------------------------------------------
Net Asset Value, End of Period.....................      $  28.55        $ 26.42   $ 22.44   $ 20.73   $ 16.43   $ 17.75   $ 16.93
                                                        --------------------------------------------------------------------------
Total Return(C)....................................          8.70%(B)      28.08%    17.86%    33.38%    (0.49)%   13.45%     8.48%
Net Assets End of Period (In Thousands)............      $110,637        $97,932   $72,647   $61,906   $50,926   $49,920   $40,918
Ratio of Expenses to Average Net Assets............          1.50%(A)       1.50%     1.50%     1.50%     1.50%     1.50%     1.50%
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)..........................................          1.54%(A)       1.62%     1.68%     1.78%     1.73%     1.91%     1.95%
Ratio of Net Investment Income (Loss) to Average
 Net Assets........................................          1.20%(A)       1.35%     1.87%     2.33%     2.50%     2.90%     2.80%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)....................          1.16%(A)       1.23%     1.69%     2.06%     2.30%     2.51%     2.22%
Portfolio Turnover.................................         36.64%(A)      32.89%    33.22%    25.60%    41.40%    39.90%    38.30%

                                                            YEAR ENDED DECEMBER 31,
                                                     -------------------------------------
EQUITY INCOME FUND (CLASS A)                          1991      1990      1989      1988
---------------------------------------------------  -------------------------------------
Net Asset Value, Beginning of Period...............  $ 13.40   $ 15.26   $ 13.40   $ 12.16
Net Investment Income (Loss).......................     0.52      0.61      0.37      0.29
Net Realized and Unrealized Gain (Loss) on
 Investments.......................................     2.61     (1.84)     1.97      1.37
                                                        ----------------------------------
Total from Investment Operations...................     3.13     (1.23)     2.34      1.66
                                                        ----------------------------------
Dividends from Net Investment Income...............     0.53      0.63      0.38      0.26
Distributions from Net Realized Capital Gains......     0.00      0.00      0.10      0.16
                                                        ----------------------------------
Total Distributions................................     0.53      0.63      0.48      0.42
                                                        ----------------------------------
Net Asset Value, End of Period.....................  $ 16.00   $ 13.40   $ 15.26   $ 13.40
                                                        ----------------------------------
Total Return(C)....................................    23.55%    (8.20)%   17.55%    13.64%
Net Assets End of Period (In Thousands)............  $33,605   $29,330   $33,402   $10,199
Ratio of Expenses to Average Net Assets............     1.50%     1.50%     2.50%     2.50%
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)..........................................     2.02%     2.01%     2.80%     3.80%
Ratio of Net Investment Income (Loss) to Average
 Net Assets........................................     3.50%     4.20%     3.30%     3.60%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)....................     2.84%     3.73%     3.04%     2.28%
Portfolio Turnover.................................    25.90%    20.80%     9.50%     9.70%



                                                                                      YEAR ENDED
                                                                (UNAUDITED)          DECEMBER 31,       FOR THE PERIOD
                                                              SIX MONTHS ENDED    ------------------     MAY 1 THROUGH
EQUITY INCOME FUND (CLASS B)                                   JUNE 30, 1998       1997       1996     DECEMBER 31, 1995
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................      $ 26.17         $ 22.30    $ 20.67        $ 18.12
Net Investment Income (Loss)................................         0.07            0.12       0.24           0.29
Net Realized and Unrealized Gain (Loss) on Investments......         2.13            5.83       3.30           3.40
                                                              ----------------------------------------------------------
Total from Investment Operations............................         2.20            5.95       3.54           3.69
                                                              ----------------------------------------------------------
Dividends from Net Investment Income........................         0.11            0.09       0.34           0.44
Distributions from Capital Gains............................         0.00            1.99       1.57           0.70
                                                              ----------------------------------------------------------
Total Distributions.........................................         0.11            2.08       1.91           1.14
                                                              ----------------------------------------------------------
Net Asset Value, End of Period..............................      $ 28.26         $ 26.17    $ 22.30        $ 20.67
                                                              ----------------------------------------------------------
Total Return(D).............................................         8.41%(B)       27.35%     17.22%         20.57%(B)
Net Assets End of Period (In Thousands).....................      $28,781         $19,055    $ 5,615        $ 1,086
Ratio of Expenses to Average Net Assets.....................         2.05%(A)        2.05%      2.05%          2.05%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)...................................................         2.09%(A)        2.17%      2.23%          2.23%(A)
Ratio of Net Investment Income to Average Net Assets........         0.65%(A)        0.77%      1.32%          1.56%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Waivers)........................................         0.61%(A)        0.65%      1.14%          1.33%(A)
Portfolio Turnover Rate.....................................        34.64%(A)       32.89%     33.22%         25.60%(A)



                                                                (UNAUDITED)       FOR THE PERIOD
                                                              SIX MONTHS ENDED     MAY 1 THROUGH
EQUITY INCOME FUND (CLASS C)                                   JUNE 30, 1998     DECEMBER 31, 1997
--------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................       $26.31             $ 24.26
Net Investment Income (Loss)................................         0.07                0.04
Net Realized and Unrealized Gains (Losses) on Investments...         2.14                4.14
                                                                  ---------------------------
Total from Investment Operations............................         2.21                4.18
                                                                  ---------------------------
Dividends from Net Investment Income........................         0.13                0.14
Distributions from Net Realized Capital Gains...............         0.00                1.99
                                                                  ---------------------------
Total Distributions.........................................         0.13                2.13
                                                                  ---------------------------
Net Asset Value, End of Period..............................       $28.39             $ 26.31
                                                                  ---------------------------
Total Return(D).............................................         8.41%(B)           18.21%(B)
Net Assets End of Period (In Thousands).....................       $4,288             $ 1,857
Ratio of Expense in Average Net Assets......................         2.05%(A)            2.05%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)...................................................         2.09%(A)            2.20%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................         0.65%(A)            0.69%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Waivers)........................................         0.61%(A)            0.54%(A)
Portfolio Turnover..........................................        34.64%(A)           32.89%(A)


                      THE ENTERPRISE Group of Funds, Inc.

                                      (UNAUDITED)                            YEAR ENDED DECEMBER 31,
CAPITAL APPRECIATION FUND           SIX MONTHS ENDED   -------------------------------------------------------------------
(CLASS A)                            JUNE 30, 1998       1997        1996        1995        1994        1993      1992(F)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Period...........................      $  35.54       $  34.21    $  32.54    $  28.54    $  31.10    $  29.42    $ 27.80
Net Investment Income (Loss)......         (0.21)         (0.37)      (0.31)      (0.25)      (0.13)      (0.15)     (0.04)
Net Realized and Unrealized Gain
 (Loss) on Investments............          6.95           7.31        5.69        7.59       (0.95)       1.83       1.66
                                    --------------------------------------------------------------------------------------
Total from Investment
 Operations.......................          6.74           6.94        5.38        7.34       (1.08)       1.68       1.62
                                    --------------------------------------------------------------------------------------
Dividends from Net Investment
 Income...........................          0.00           0.00        0.00        0.00        0.00        0.00       0.00
Distributions from Net Realized
 Capital Gains....................          0.00           5.61        3.71        3.34        1.48        0.00       0.00
                                    --------------------------------------------------------------------------------------
Total Distributions...............          0.00           5.61        3.71        3.34        1.48        0.00       0.00
                                    --------------------------------------------------------------------------------------
Net Asset Value, End of Period....      $  42.28       $  35.54    $  34.21    $  32.54    $  28.54    $  31.10    $ 29.42
                                    --------------------------------------------------------------------------------------
Total Return(C)...................         18.97%(B)      20.27%      16.52%      25.72%      (3.46)%      5.71%      5.83%
Net Assets End of Period (In
 Thousands).......................      $123,511       $112,738    $115,253    $121,207     101,237     103,187     72,569
Ratio of Expenses to Average Net
 Assets...........................          1.46%(A)       1.65%       1.60%(E)     1.65%      1.66%       1.64%      1.72%
Ratio of Expenses to Average Net
 Assets (Excluding Waivers).......          1.46%(A)       1.65%       1.60%(E)     1.65%      1.66%       1.64%      1.72%
Ratio of Net Investment Income
 (Loss) to Average Net Assets.....         (1.03)%(A)     (1.06)%     (0.87)%     (0.82)%     (0.50)%     (0.60)%    (0.20)%
Ratio of Net Investment Income
 (Loss) to Average Net Assets
 (Excluding Waivers)..............         (1.03)%(A)     (1.06)%     (0.87)%     (0.82)%     (0.50)%     (0.60)%    (0.20)%
Portfolio Turnover................         88.49%(A)      60.73%      66.42%      65.20%      74.40%      61.90%     32.50%

                                           YEAR ENDED DECEMBER 31,
CAPITAL APPRECIATION FUND           --------------------------------------
(CLASS A)                            1991       1990       1989      1988
----------------------------------  --------------------------------------
Net Asset Value, Beginning of
 Period...........................  $ 17.48    $ 16.94    $13.01    $12.28
Net Investment Income (Loss)......    (0.01)      0.11     (0.03)    (0.03)
Net Realized and Unrealized Gain
 (Loss) on Investments............    10.33       0.54      4.49      0.76
                                    -----------------------------------------------
Total from Investment
 Operations.......................    10.32       0.65      4.46      0.73
                                    -------------------------------------------------------------
Dividends from Net Investment
 Income...........................     0.00       0.11      0.00      0.00
Distributions from Net Realized
 Capital Gains....................     0.00       0.00      0.53      0.00
                                    ---------------------------------------------------------------------------
Total Distributions...............     0.00       0.11      0.53      0.00
                                    --------------------------------------------------------------------------------------
Net Asset Value, End of Period....  $ 27.80    $ 17.48    $16.94    $13.01
                                    --------------------------------------------------------------------------------------
Total Return(C)...................    59.04%      3.84%    34.27%     5.94%
Net Assets End of Period (In
 Thousands).......................   33,375     12,552     9,091     2,825
Ratio of Expenses to Average Net
 Assets...........................     1.75%      1.75%     2.50%     2.50%
Ratio of Expenses to Average Net
 Assets (Excluding Waivers).......     2.04%      2.27%     3.90%     6.00%
Ratio of Net Investment Income
 (Loss) to Average Net Assets.....    (0.10)%     0.70%    (0.50)%   (0.30)%
Ratio of Net Investment Income
 (Loss) to Average Net Assets
 (Excluding Waivers)..............    (0.44)%     0.12%    (1.92)%   (3.77)%
Portfolio Turnover................    40.20%     60.50%    65.80%    49.30%



                                                                (UNAUDITED)          YEAR ENDED         FOR THE PERIOD
                                                              SIX MONTHS ENDED      DECEMBER 31,         MAY 1 THROUGH
CAPITAL APPRECIATION FUND (CLASS B)                            JUNE 30, 1998      1997        1996     DECEMBER 31, 1995
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................      $ 34.89        $ 33.86     $ 32.42        $30.04
Net Investment Income (Loss)................................        (0.26)         (0.45)      (0.35)        (0.12)
Net Realized and Unrealized Gain (Loss) on Investments......         6.76           7.09        5.50          5.84
                                                              ----------------------------------------------------------
Total from Investment Operations............................         6.50           6.64        5.15          5.72
                                                              ----------------------------------------------------------
Dividends from Net Investment Income........................         0.00           0.00        0.00          0.00
Distributions from Capital Gains............................         0.00           5.61        3.71          3.34
                                                              ----------------------------------------------------------
Total Distributions.........................................         0.00           5.61        3.71          3.34
                                                              ----------------------------------------------------------
Net Asset Value, End of Period..............................      $ 41.39        $ 34.89     $ 33.86        $32.42
                                                              ----------------------------------------------------------
Total Return(D).............................................        18.63%(B)      19.60%      15.87%        18.99%(B)
Net Assets End of Period (In Thousands).....................      $11,398        $ 7,862     $ 5,047        $1,953
Ratio of Expenses to Average Net Assets.....................         2.01%(A)       2.21%       2.14%(E)        2.08%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)...................................................         2.01%(A)       2.21%       2.14%(E)        2.08%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................        (1.58)%(A)     (1.61)%     (1.43)%       (1.41)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Waivers)........................................        (1.58)%(A)     (1.61)%     (1.43)%       (1.41)%(A)
Portfolio Turnover Rate.....................................        88.49%(A)      60.73%      66.42%        65.20%(A)



                                                                (UNAUDITED)       FOR THE PERIOD
                                                              SIX MONTHS ENDED     MAY 1 THROUGH
CAPITAL APPRECIATION FUND (CLASS C)                            JUNE 30, 1998     DECEMBER 31, 1997
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................      $ 35.43             $ 33.54
Net Investment Income (Loss)                                        (0.17)              (0.19)
Net Realized and Unrealized Gains (Losses) on Investments...         6.77                7.69
                                                              ------------------------------------
Total from Investment Operations............................         6.60                7.50
                                                              ------------------------------------
Dividends from Net Investment Income........................         0.00                0.00
Distributions from Net Realized Capital Gains                        0.00                5.61
                                                              ------------------------------------
Total Distributions.........................................         0.00                5.61
                                                              ------------------------------------
Net Asset Value, End of Period..............................      $ 42.03             $ 35.43
                                                              ------------------------------------
Total Return(D).............................................        18.63%(B)           22.35%(B)
Net Assets End of Period (In Thousands).....................      $   431             $   126
Ratio of Expenses to Average Net Assets.....................         2.00%(A)            2.21%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)...................................................         2.00%(A)            2.21%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................        (1.58)%(A)          (1.88)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Waivers)........................................        (1.65)%(A)          (1.88)%(A)
Portfolio Turnover..........................................        88.49%(A)           60.73%(A)


                      THE ENTERPRISE Group of Funds, Inc.

                                                                                  FOR THE PERIOD
                                                                (UNAUDITED)          OCTOBER 1         FOR THE PERIOD
                                                              SIX MONTHS ENDED        THROUGH         JULY 17 THROUGH
SMALL COMPANY GROWTH FUND (CLASS A)                            JUNE 30, 1998     DECEMBER 31, 1997   SEPTEMBER 30, 1997
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................      $ 23.39             $ 26.61             $ 24.54
Net Investment Income (Loss)................................        (0.16)               0.40               (0.05)
Net Realized and Unrealized Gain (Loss) on Investments......         0.12               (2.27)               2.12
                                                              ---------------------------------------------------------
Total from Investment Operations............................        (0.04)              (2.67)               2.07
                                                              ---------------------------------------------------------
Dividends from Net Investment Income........................         0.00                0.00                0.00
Distributions from Net Realized Capital Gains...............         0.00                0.55                0.00
                                                              ---------------------------------------------------------
Total Distributions.........................................         0.00                0.55                0.00
                                                              ---------------------------------------------------------
Net Asset Value, End of Period..............................      $ 23.35             $ 23.39             $ 26.61
                                                              ---------------------------------------------------------
Total Return(C).............................................        (0.17)%(B)         (10.04)%(B)           8.44%(B)
Net Assets End of Period (In Thousands).....................      $ 8,232             $ 4,861             $ 2,102
Ratio of Expenses to Average Net Assets.....................         1.85%(A)            1.85%(A)            1.85%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)...................................................         2.47%(A)            2.38%(A)            4.48%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................        (1.64)%(A)          (1.56)%(A)          (1.61)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Waivers)........................................        (2.26)%(A)          (2.09)%(A)          (4.25)%(A)
Portfolio Turnover..........................................        81.12%(A)           23.68%(A)          157.51%(A)



                                                                                  FOR THE PERIOD
                                                                (UNAUDITED)          OCTOBER 1         FOR THE PERIOD
                                                              SIX MONTHS ENDED        THROUGH         JULY 17 THROUGH
SMALL COMPANY GROWTH FUND (CLASS B)                            JUNE 30, 1998     DECEMBER 31, 1997   SEPTEMBER 30, 1997
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................      $ 23.33             $ 26.58             $ 24.54
Net Investment Income (Loss)................................        (0.18)               0.47               (0.05)
Net Realized and Unrealized Gains (Losses) on Investments...         0.08               (2.23)               2.09
                                                              ---------------------------------------------------------
Total from Investment Operations............................        (0.10)              (2.70)               2.04
                                                              ---------------------------------------------------------
Dividends from Net Investment Income........................         0.00                0.00                0.00
Distributions from Net Realized Capital Gains...............         0.00                0.55                0.00
                                                              ---------------------------------------------------------
Total Distributions.........................................         0.00                0.55                0.00
                                                              ---------------------------------------------------------
Net Asset Value, End of Period..............................      $ 23.23             $ 23.33             $ 26.58
                                                              ---------------------------------------------------------
Total Return(D).............................................        (0.43)%(B)         (10.16)%(B)           8.31%(B)
Net Assets End of Period (In Thousands).....................      $ 6,251             $ 2,842             $ 1,099
Ratio of Expenses to Average Net Assets.....................         2.40%(A)            2.40%(A)            2.40%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)...................................................         3.02%(A)            2.93%(A)            5.52%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................        (2.19)%(A)          (2.11)%(A)          (2.18)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Waivers)........................................        (2.81)%(A)          (2.64)%(A)          (5.29)%(A)
Portfolio Turnover..........................................        81.12%(A)           23.68%(A)          157.51%(A)



                                                                                  FOR THE PERIOD
                                                                (UNAUDITED)          OCTOBER 1         FOR THE PERIOD
                                                              SIX MONTHS ENDED        THROUGH         JULY 17 THROUGH
SMALL COMPANY GROWTH FUND (CLASS C)                            JUNE 30, 1998     DECEMBER 31, 1997   SEPTEMBER 30, 1997
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................      $ 23.32             $ 26.57             $ 24.54
Net Investment Income (Loss)................................        (0.17)               0.62               (0.07)
Net Realized and Unrealized Gains (Losses) on Investments...         0.07               (2.08)               2.10
                                                              ---------------------------------------------------------
Total from Investment Operations............................        (0.10)              (2.70)               2.03
                                                              ---------------------------------------------------------
Dividends from Net Investment Income........................         0.00                0.00                0.00
Distributions from Net Realized Capital Gains...............         0.00                0.55                0.00
                                                              ---------------------------------------------------------
Total Distributions.........................................         0.00                0.55                0.00
                                                              ---------------------------------------------------------
Net Asset Value, End of Period..............................      $ 23.22             $ 23.32             $ 26.57
                                                              ---------------------------------------------------------
Total Return(D).............................................        (0.43)%(B)         (10.16)%(B)           8.27%(B)
Net Assets End of Period (In Thousands).....................      $ 1,985             $   795             $   201
Ratio of Expenses to Average Net Assets.....................         2.40%(A)            2.40%(A)            2.40%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)...................................................         3.02%(A)            2.93%(A)            5.91%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................        (2.18)%(A)          (2.11)%(A)          (2.15)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Waivers)........................................        (2.80)%(A)          (2.64)%(A)          (5.65)%(A)
Portfolio Turnover..........................................        81.12%(A)           23.68%(A)          157.51%(A)


                      THE ENTERPRISE Group of Funds, Inc.

                                      (UNAUDITED)
                                      SIX MONTHS                    YEAR ENDED
                                         ENDED                     DECEMBER 31,                   FOR THE PERIOD
                                       JUNE 30,      ----------------------------------------    OCTOBER 1 THROUGH
SMALL COMPANY VALUE FUND (CLASS A)       1998         1997       1996       1995       1994      DECEMBER 31, 1993
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Period........................         $  7.75      $  5.74    $  5.43    $  5.17    $  5.29         $ 5.00
Net Investment Income (Loss)...           (0.01)        0.01      (0.01)      0.02       0.03           0.01
Net Realized and Unrealized Gain
 (Loss) on Investments.........            0.90         2.53       0.62       0.46      (0.01)          0.29
                                       ---------------------------------------------------
Total from Investment
 Operations....................            0.89         2.54       0.61       0.48       0.02           0.30
                                       ---------------------------------------------------
Dividends from Net Investment
 Income........................            0.00         0.00       0.00       0.02       0.03           0.01
Distributions from Net Realized
 Capital Gains (Loss)..........            0.00         0.53       0.30       0.20       0.11           0.00
                                       ---------------------------------------------------
Total Distributions............            0.00         0.53       0.30       0.22       0.14           0.01
                                       ---------------------------------------------------
Net Asset Value, End of Period...       $  8.64      $  7.75    $  5.74    $  5.43    $  5.17         $ 5.29
                                       ---------------------------------------------------
Total Return(C)................           11.48%(B)    44.24%     11.28%      9.28%      0.34%          5.92%(B)
Net Assets End of Period (In
 Thousands)....................         $77,041      $45,310    $17,308    $19,720    $22,120         $8,118
Ratio of Expenses to Average Net
 Assets........................            1.75%(A)     1.75%      1.75%      1.75%      1.75%          1.75%(A)
Ratio of Expenses to Average Net
 Assets (Excluding Waivers)....            1.82%(A)     1.95%      2.38%      2.21%      2.15%          4.00%(A)
Ratio of Net Investment Income
 (Loss) to Average Net Assets...          (0.26)%(A)    0.05%     (0.13)%     0.32%      0.60%          0.10%(A)
Ratio of Net Investment Income
 (Loss) to Average Net Assets
 (Excluding Waivers)...........           (0.33)%(A)   (0.15)%    (0.76)%    (0.14)%     0.18%         (1.54) %(A)
Portfolio Turnover.............           50.39%(A)    62.51%    143.58%     36.50%     16.70%             0%(A)



                                         (UNAUDITED)
                                         SIX MONTHS             YEAR ENDED
                                            ENDED              DECEMBER 31,        FOR THE PERIOD
                                          JUNE 30,          ------------------      MAY 1 THROUGH
SMALL COMPANY VALUE FUND (CLASS B)          1998             1997       1996      DECEMBER 31, 1995
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Period..............................      $  7.63          $  5.69    $  5.41         $ 5.28
Net Investment Income (Loss).........        (0.02)            0.00      (0.03)         (0.01)
Net Realized and Unrealized Gain
 (Loss) on Investments...............         0.87             2.47       0.61           0.36
                                          --------------------------------------
Total from Investment Operations.....         0.85             2.47       0.58           0.35
                                          --------------------------------------
Dividends from Net Investment
 Income..............................         0.00             0.00       0.00           0.02
Distributions from Capital Gains.....         0.00             0.53       0.30           0.20
                                          --------------------------------------
Total Distributions..................         0.00             0.53       0.30           0.22
                                          --------------------------------------
Net Asset Value, End of Period.......      $  8.48          $  7.63    $  5.69         $ 5.41
                                          --------------------------------------
Total Return(D)......................        11.14%(B)        43.40%     10.77%          6.87%(B)
Net Assets End of Period (In
 Thousands)..........................      $50,688          $22,013    $ 2,606         $  862
Ratio of Expenses to Average Net
 Assets..............................         2.30%(A)         2.30%      2.30%          2.30%(A)
Ratio of Expenses to Average Net
 Assets (Excluding Waivers)..........         2.38%(A)         2.44%      2.92%          2.78%(A)
Ratio of Net Investment Income to
 Average Net Assets..................        (0.80)%(A)       (0.67)%    (0.77)%        (0.40)%(A)
Ratio of Net Investment Income (Loss)
 to Average Net Assets (Excluding
 Waivers)............................        (0.88)%(A)       (0.81)%    (1.39)%        (0.90)%(A)
Portfolio Turnover Rate..............        50.39%(A)        62.51%    143.58%         36.50%(A)



                                                                (UNAUDITED)
                                                                SIX MONTHS
                                                                   ENDED        FOR THE PERIOD
                                                                 JUNE 30,        MAY 1 THROUGH
SMALL COMPANY VALUE FUND (CLASS C)                                 1998        DECEMBER 31, 1997
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................      $  7.74           $  6.14
Net Investment Income (Loss)................................        (0.02)            (0.02)
Net Realized and Unrealized Gains(Losses) on Investments....         0.87              2.15
                                                                 --------------------
Total from Investment Operations............................         0.85              2.13
                                                                 --------------------
Dividends from Net Investment Income........................         0.00              0.00
Distributions from Net Realized Capital Gains...............         0.00              0.53
                                                                 --------------------
Total Distributions.........................................         0.00              0.53
                                                                 --------------------
Net Asset Value, End of Period..............................      $  8.59           $  7.74
                                                                 --------------------
Total Return(D).............................................        10.98%(B)         34.68%(B)
Net Assets End of Period (In Thousands).....................      $ 8,480           $ 2,684
Ratio of Expenses to Average Net Assets.....................         2.30%(A)          2.30%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)...................................................         2.35%(A)          2.38%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................        (0.81)%(A)        (0.88)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Waivers)........................................        (0.84)%(A)        (0.95)%(A)
Portfolio Turnover..........................................        50.39%(A)         62.51%(A)


                      THE ENTERPRISE Group of Funds, Inc.

                                    (UNAUDITED)                               YEAR ENDED DECEMBER 31,
INTERNATIONAL GROWTH FUND         SIX MONTHS ENDED   -------------------------------------------------------------------------
(CLASS A)                          JUNE 30, 1998      1997       1996       1995       1994       1993      1992(F)     1991
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Period.........................      $ 16.71        $ 17.10    $ 16.08    $ 14.70    $ 17.44    $ 13.23    $ 13.38    $ 11.95
Net Investment Income (Loss)....         0.08           0.08       0.10       0.11      (0.01)     (0.02)      0.28       0.28
Net Realized and Unrealized Gain
 (Loss) on Investments..........         2.09           0.73       1.88       2.12      (0.49)      4.79      (0.39)      1.25
                                     -----------------------------------------------------------------------------------------
Total from Investment
 Operations.....................         2.17           0.81       1.98       2.23      (0.50)      4.77      (0.11)      1.53
                                     -----------------------------------------------------------------------------------------
Dividends from Net Investment
 Income.........................         0.00           0.07       0.09       0.09       0.00       0.00       0.04       0.10
Distributions from Capital Gains
 (Loss).........................         0.00           1.13       0.87       0.76       2.24       0.17       0.00       0.00
Other...........................         0.00           0.00       0.00       0.00       0.00       0.39       0.00       0.00
                                     -----------------------------------------------------------------------------------------
Total Distributions.............         0.00           1.20       0.96       0.85       2.24       0.56       0.04       0.10
                                     -----------------------------------------------------------------------------------------
Net Asset Value, End of
 Period.........................      $ 18.88        $ 16.71    $ 17.10    $ 16.08    $ 14.70    $ 17.44    $ 13.23    $ 13.38
                                     -----------------------------------------------------------------------------------------
Total Return(C).................        12.99%(B)       4.75%     12.32%     15.17%     (2.82)%    36.05%     (0.93)%    12.91%
Net Assets End of Period (In
 Thousands).....................      $42,877        $38,020    $34,837    $28,628    $27,523    $22,900    $11,630    $10,736
Ratio of Expenses to Average Net
 Assets.........................         2.00%(A)       2.00%      2.00%      2.00%      2.00%      2.00%      2.00%      2.00%
Ratio of Expenses to Average Net
 Assets (Excluding Waivers).....         2.04%(A)       2.11%      2.19%      2.40%      2.51%      3.06%      3.70%      3.59%
Ratio of Net Investment Income
 (Loss) to Average Net Assets...         0.97%(A)       0.50%      0.61%      0.70%     (0.20)%    (0.10)%     0.50%      0.60%
Ratio of Net Investment Income
 (Loss) to Average Net
 Assets(Excluding Waivers)......         0.93%(A)       0.39%      0.42%      0.30%     (0.70)%    (1.15)%    (1.15)%    (0.93)%
Portfolio Turnover Rate.........        38.09%         27.08%     23.79%     31.10%    116.10%     70.10%    134.90%     64.50%

                                     YEAR ENDED DECEMBER 31,
INTERNATIONAL GROWTH FUND         -----------------------------
(CLASS A)                          1990       1989       1988
--------------------------------  -----------------------------
Net Asset Value, Beginning of
 Period.........................  $ 14.53    $ 12.91    $ 12.00
Net Investment Income (Loss)....     0.04       0.06       0.00
Net Realized and Unrealized Gain
 (Loss) on Investments..........    (2.27)      2.21       0.91
                                     ----------------------------------
Total from Investment
 Operations.....................    (2.23)      2.27       0.91
                                     --------------------------------------------------
Dividends from Net Investment
 Income.........................     0.04       0.00       0.00
Distributions from Capital Gains
 (Loss).........................     0.31       0.65       0.00
Other...........................     0.00       0.00       0.00
                                     ------------------------------------------------------------------
Total Distributions.............     0.35       0.65       0.00
                                     ----------------------------------------------------------------------------------
Net Asset Value, End of
 Period.........................  $ 11.95    $ 14.53    $ 12.91
                                     -----------------------------------------------------------------------------------------
Total Return(C).................   (15.37)%    17.17%      7.58%
Net Assets End of Period (In
 Thousands).....................  $ 9,278    $ 8,514    $ 4,246
Ratio of Expenses to Average Net
 Assets.........................     2.00%      2.50%      2.50%
Ratio of Expenses to Average Net
 Assets (Excluding Waivers).....     3.85%      5.50%      8.50%
Ratio of Net Investment Income
 (Loss) to Average Net Assets...     0.70%      0.60%      0.00%
Ratio of Net Investment Income
 (Loss) to Average Net
 Assets(Excluding Waivers)......    (1.22)%    (2.41)%    (6.09)%
Portfolio Turnover Rate.........    84.70%     68.20%     67.10%



                                                                                 YEAR ENDED
                                                            (UNAUDITED)         DECEMBER 31,        FOR THE PERIOD
                                                          SIX MONTHS ENDED   ------------------      MAY 1 THROUGH
          INTERNATIONAL GROWTH FUND (CLASS B)              JUNE 30, 1998      1997       1996      DECEMBER 31, 1995
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period....................      $ 16.53        $ 16.97    $ 16.02         $14.82
Net Investment Income (Loss)............................         0.04           0.01       0.01          (0.02)
Net Realized and Unrealized Gain (Loss) on
 Investments............................................         2.05           0.69       1.87           2.08
                                                          ----------------------------------------------------------
Total from Investment Operations........................         2.09           0.70       1.88           2.06
                                                          ----------------------------------------------------------
Dividends from Net Investment Income....................         0.00           0.01       0.06           0.10
Distributions from Capital Gains........................         0.00           1.13       0.87           0.76
                                                          ----------------------------------------------------------
Total Distributions.....................................         0.00           1.14       0.93           0.86
                                                          ----------------------------------------------------------
Net Assets Value, End of Period.........................      $ 18.62        $ 16.53    $ 16.97         $16.02
                                                          ----------------------------------------------------------
Total Return(C).........................................        12.64           4.17%     11.72%         13.88%(B)
Net Assets End of Period (In Thousands).................      $14,244%(B)    $ 9,878    $ 4,276         $1,094
Ratio of Expenses to Average Net Assets.................         2.55           2.55%      2.55%          2.55%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)...............................................         2.59%(A)       2.67%      2.75%          2.73%(A)
Ratio of Net Investment Income to Average Net Assets....         0.50%(A)      (0.06)%     0.09%         (0.65)%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets (Excluding Waivers).............................         0.46%(A)      (0.18)%    (0.11)%        (0.85)%(A)
Portfolio Turnover Rate.................................        38.09%(A)      27.08%     23.79%         31.10%(A)



                                                         (UNAUDITED)       FOR THE PERIOD
                                                          SIX MONTHS        MAY 1 THROUGH
                                                            ENDED           DECEMBER 31,
INTERNATIONAL GROWTH FUND (CLASS C)                     JUNE 30, 1998           1997
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.................      $ 16.66             $ 17.51
Net Investment Income (Loss).........................         0.04               (0.03)
Net Realized and Unrealized Gains (Losses) on
 Investments.........................................         2.06                0.39
                                                       ------------------------------------
Total from Investment Operations.....................         2.10                0.36
                                                       ------------------------------------
Dividends from Net Investment Income.................         0.00                0.08
Distributions from Net Realized Capital Gains........         0.00                1.13
                                                       ------------------------------------
Total Distributions..................................         0.00                1.21
                                                       ------------------------------------
Net Asset Value, End of Period.......................      $ 18.76             $ 16.66
                                                       ------------------------------------
Total Return(D)......................................        12.61%(B)            2.07%(B)
Net Assets End of Period (In Thousands)..............      $ 2,261             $ 1,113
Ratio of Expenses to Average Net Assets..............         2.55%(A)            2.55%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)............................................         2.59%(A)            2.75%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets..............................................         0.60%(A)           (0.51)%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets (Excluding Waivers)..........................         0.56%(A)           (0.71)%(A)
Portfolio Turnover...................................        38.09%(A)           27.08%(A)


                      THE ENTERPRISE Group of Funds, Inc.

                                                (UNAUDITED)                       YEAR ENDED DECEMBER 31,
                                              SIX MONTHS ENDED   ----------------------------------------------------------
GOVERNMENT SECURITIES FUND (CLASS A)           JUNE 30, 1998      1997      1996      1995      1994       1993     1992(F)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........      $ 12.03        $ 11.80   $ 11.83   $ 10.62   $ 12.44   $  12.47   $ 12.40
Net Investment Income (Loss)................         0.35           0.73      0.74      0.76      0.87       0.92      0.99
Net Realized and Unrealized Gain (Loss) on
 Investments................................         0.06           0.23     (0.03)     1.21     (1.82)      0.21      0.19
                                                  -------------------------------------------------------------------------
Total from Investment Operations............         0.41           0.96      0.71      1.97     (0.95)      1.13      1.18
                                                  -------------------------------------------------------------------------
Dividends from Net Investment Income........         0.35           0.73      0.74      0.76      0.87       0.92      0.98
Distributions from Net Realized Capital
 Gains (Loss)...............................         0.00           0.00      0.00      0.00      0.00       0.24      0.13
                                                  -------------------------------------------------------------------------
Total Distributions.........................         0.35           0.73      0.74      0.76      0.87       1.16      1.11
                                                  -------------------------------------------------------------------------
Net Asset Value, End of Period..............      $ 12.09        $ 12.03   $ 11.80   $ 11.83   $ 10.62   $  12.44   $ 12.47
                                                  -------------------------------------------------------------------------
Total Return(C).............................         3.43%(B)       8.39%     6.29%    19.00%    (7.81)%     9.26%     9.93%
Net Assets End of Period (In Thousands).....      $66,270        $68,639   $73,693   $86,224   $84,431   $106,541   $71,515
Ratio of Expenses to Average Net Assets.....         1.30%(A)       1.30%     1.30%     1.30%     1.30%      1.30%     1.30%
Ratio of Expenses to Average Net Assets
 (Excluding Waivers)........................         1.34%(A)       1.46%     1.42%     1.44%     1.35%      1.44%     1.54%
Ratio of Net Investment Income (Loss) to
 Average Net Assets.........................         5.80%(A)       6.16%     6.35%     6.66%     7.60%      7.20%     7.90%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding Waivers).....         5.76%(A)       6.00%     6.23%     6.52%     7.59%      7.03%     7.72%
Portfolio Turnover..........................        14.58%(A)       9.61%     0.17%     0.00%    27.20%     90.10%   108.40%

                                                    YEAR ENDED DECEMBER 31,
                                              ------------------------------------
GOVERNMENT SECURITIES FUND (CLASS A)           1991      1990      1989      1988
--------------------------------------------  ------------------------------------
Net Asset Value, Beginning of Period........  $ 11.96   $ 11.92   $ 11.70   $11.96
Net Investment Income (Loss)................     1.00      1.01      0.90     0.79
Net Realized and Unrealized Gain (Loss) on
 Investments................................     0.44      0.05      0.23    (0.26)
                                                  -----------------------------------------
Total from Investment Operations............     1.44      1.06      1.13     0.53
                                                  -------------------------------------------------------
Dividends from Net Investment Income........     1.00      1.02      0.91     0.79
Distributions from Net Realized Capital
 Gains (Loss)...............................     0.00      0.00      0.00     0.00
                                                  ---------------------------------------------------------------------
Total Distributions.........................     1.00      1.02      0.91     0.79
                                                  -------------------------------------------------------------------------
Net Asset Value, End of Period..............  $ 12.40   $ 11.96   $ 11.92   $11.70
                                                  -------------------------------------------------------------------------
Total Return(C).............................    12.58%     9.41%    10.01%    4.53%
Net Assets End of Period (In Thousands).....  $46,480   $31,535   $29,897   $3,826
Ratio of Expenses to Average Net Assets.....     0.90%     1.00%     2.10%    2.10%
Ratio of Expenses to Average Net Assets
 (Excluding Waivers)........................     1.65%     1.60%     2.70%    4.50%
Ratio of Net Investment Income (Loss) to
 Average Net Assets.........................     8.20%     8.60%     8.00%    7.00%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding Waivers).....     7.39%     7.77%     7.31%    4.52%
Portfolio Turnover..........................    58.60%    70.00%    85.40%   14.30%



                                                              YEAR ENDED
                                         (UNAUDITED)         DECEMBER 31,        FOR THE PERIOD
                                       SIX MONTHS ENDED    -----------------      MAY 1 THROUGH
GOVERNMENT SECURITIES FUND (CLASS B)    JUNE 30, 1998       1997       1996     DECEMBER 31, 1995
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Period..............................      $ 12.02         $ 11.79    $11.83         $11.12
Net Investment Income (Loss).........         0.31            0.66      0.68           0.44
Net Realized and Unrealized Gain
 (Loss) on Investments...............         0.07            0.23     (0.04)          0.71
                                       ----------------------------------------------------------
Total from Investment Operations.....         0.38            0.89      0.64           1.15
                                       ----------------------------------------------------------
Dividends from Net Investment
 Income..............................         0.31            0.66      0.68           0.44
Distributions from Capital Gains.....         0.00            0.00      0.00           0.00
                                       ----------------------------------------------------------
Total Distributions..................         0.31            0.66      0.68           0.44
                                       ----------------------------------------------------------
Net Asset Value, End of Period.......      $ 12.09         $ 12.02    $11.79         $11.83
                                       ----------------------------------------------------------
Total Return(D)......................         3.23%(B)        7.81%     5.61%         10.47%(B)
Net Assets End of Period (in
 thousands)..........................      $17,397         $12,285    $5,683         $2,124
Ratio of Expenses to Average Net
 Assets..............................         1.85%(A)        1.85%     1.85%          1.85%(A)
Ratio of Expenses to Average Net
 Assets (Excluding Waivers)..........         1.88%(A)        2.01%     1.96%          1.91%(A)
Ratio of Net Investment Income to
 Average Net Assets..................         5.22%(A)        5.55%     5.79%          5.64%(A)
Ratio of Net Investment Income (Loss)
 to Average Net Assets (Excluding
 Waivers)............................         5.19%(A)        5.39%     5.68%          5.58%(A)
Portfolio Turnover Rate..............        14.58%(A)        9.61%     0.17%          0.00%(A)



                                                         (UNAUDITED)        FOR THE PERIOD
                                                       SIX MONTHS ENDED      MAY 1 THROUGH
GOVERNMENT SECURITIES FUND (CLASS C)                    JUNE 30, 1998      DECEMBER 31, 1997
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.................       $12.03              $11.63
Net Investment Income (Loss).........................         0.32                0.46
Net Realized and Unrealized Gains (Losses) on
 Investments.........................................         0.06                0.40
                                                       -------------------------------------
Total from Investment Operations.....................         0.38                0.86
                                                       -------------------------------------
Dividends from Net Investment Income.................         0.32                0.46
Distributions from Net Realized Capital Gains
 (Loss)..............................................         0.00                0.00
                                                       -------------------------------------
Total Distributions..................................         0.32                0.46
                                                       -------------------------------------
Net Asset Value, End of Period.......................       $12.09              $12.03
                                                       -------------------------------------
Total Return(D)......................................         3.15%(B)            7.49%(B)
Net Assets End of Period (In Thousands)..............       $1,427              $  498
Ratio of Expenses to Average Net Assets..............         1.85%(A)            1.85%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)............................................         1.87%(A)            2.03%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets..............................................         5.21%(A)            5.39%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets (Excluding Waivers)..........................         5.19%(A)            5.21%(A)
Portfolio Turnover...................................        14.58%(A)            9.61%(A)





                      THE ENTERPRISE Group of Funds, Inc.

                                      (UNAUDITED)
                                      SIX MONTHS                             YEAR ENDED DECEMBER 31,
                                         ENDED       ------------------------------------------------------------------------
HIGH-YIELD BOND FUND (CLASS A)       JUNE 30, 1998    1997      1996       1995       1994       1993       1992       1991
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Period............................     $ 12.35      $ 11.84   $ 11.39    $ 10.72    $ 11.70    $ 10.83    $ 10.19    $  8.55
Net Investment Income (Loss).......        0.46         0.99      0.94       0.99       0.97       0.95       1.01       1.13
Net Realized and Unrealized Gain
 (Loss) on Investments.............        0.08         0.51      0.45       0.67      (0.97)      0.89       0.64       1.66
                                     ----------------------------------------------------------------------------------------
Total from Investment Operations...        0.54         1.50      1.39       1.66       0.00       1.84       1.65       2.79
                                     ----------------------------------------------------------------------------------------
Dividends from Net Investment
 Income............................        0.46         0.99      0.94       0.99       0.98       0.97       1.01       1.15
Distributions from Capital Gains...        0.00         0.00      0.00       0.00       0.00       0.00       0.00       0.00
Other..............................        0.00         0.00      0.00       0.00       0.00       0.00       0.00       0.00
                                     ----------------------------------------------------------------------------------------
Total Distributions................        0.46      $  0.99      0.94       0.99       0.98       0.97       1.01       1.15
                                     ----------------------------------------------------------------------------------------
Net Asset Value, End of Period.....     $ 12.43      $ 12.35   $ 11.84    $ 11.39    $ 10.72    $ 11.70    $ 10.83    $ 10.19
                                     ----------------------------------------------------------------------------------------
Total Return(C)....................        4.43%(B)    13.18%    12.78%     16.00%      0.05%     17.58%     16.69%     33.02%
Net Assets End of Period (In
 Thousands)........................     $73.016      $66,422   $54,129    $52,182    $44,822    $44,361    $30,851    $24,672
Ratio of Expenses to Average Net
 Assets............................        1.30%(A)     1.30%     1.30%      1.30%      1.30%      1.30%      1.30%      1.30%
Ratio of Expenses to Average Net
 Assets (Excluding Waivers)........        1.42%(A)     1.47%     1.50%      1.52%      1.45%      1.59%      1.64%      1.85%
Ratio of Net Investment Income to
 Average Net Assets................        7.44%(A)     8.20%     8.21%      8.80%      8.60%      8.20%      9.40%     11.30%
Ratio of Net Investment Income
 (Loss) to Average Net Assets
 (Excluding Waivers)...............        7.33%(A)     8.03%     8.01%      8.58%      8.52%      7.95%      8.95%     10.51%
Portfolio Turnover Rate............      128.10%(A)   175.38%   180.13%     88.50%    113.00%    121.20%    121.70%    109.30%


                                        YEAR ENDED DECEMBER 31,
                                     -----------------------------
HIGH-YIELD BOND FUND (CLASS A)        1990       1989       1988
-----------------------------------  -----------------------------
Net Asset Value, Beginning of
 Period............................  $ 10.98    $ 12.37    $ 12.20
Net Investment Income (Loss).......     1.26       1.33       1.24
Net Realized and Unrealized Gain
 (Loss) on Investments.............    (2.43)     (1.37)      0.19
Total from Investment Operations...    (1.17)     (0.04)      1.43
Dividends from Net Investment
 Income............................     1.24       1.35       1.24
Distributions from Capital Gains...     0.00       0.00       0.02
Other..............................     0.02(E)    0.00       0.00
Total Distributions................     1.26       1.35       1.26
Net Asset Value, End of Period.....  $  8.55    $ 10.98    $ 12.37
Total Return(C)....................   (11.55)%    (0.70)%    12.08%
Net Assets End of Period (In
 Thousands)........................  $19,591    $29,144    $15,772
Ratio of Expenses to Average Net
 Assets............................     1.00%      2.10%      2.10%
Ratio of Expenses to Average Net
 Assets (Excluding Waivers)........     1.71%      2.50%      3.10%
Ratio of Net Investment Income to
 Average Net Assets................    12.30%     11.20%     11.10%
Ratio of Net Investment Income
 (Loss) to Average Net Assets
 (Excluding Waivers)...............    11.66%     10.76%     10.09%
Portfolio Turnover Rate............    67.40%     61.60%     88.60%



                                                                                    YEAR ENDED
                                                                (UNAUDITED)        DECEMBER 31,      FOR THE PERIOD
                                                              SIX MONTHS ENDED   ----------------     MAY 1 THROUGH
HIGH-YIELD BOND FUND (CLASS B)                                 JUNE 30, 1998      1997      1996    DECEMBER 31, 1995
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................      $ 12.35        $ 11.84   $11.39        $11.11
Net Investment Income (Loss)................................         0.43           0.77     0.88          0.61
Net Realized and Unrealized Gain (Loss) on Investments......         0.08           0.08     0.45          0.28
                                                              -------------------------------------------------------
Total from Investment Operations............................         0.61           1.28     1.33          0.89
                                                              -------------------------------------------------------
Dividends from Net Investment Income........................         0.43           0.77     0.88          0.61
Distributions from Capital Gains............................         0.00           0.00     0.00          0.00
                                                              -------------------------------------------------------
Total Distributions.........................................         0.43           0.77     0.88          0.61
                                                              -------------------------------------------------------
Net Asset Value, End of Period..............................      $ 12.43        $ 12.35   $11.84        $11.39
                                                              -------------------------------------------------------
Total Return(D).............................................         4.14%(B)      12.59%   12.16%         8.12%(B)
Net Assets End of Period (In Thousands).....................      $30,424        $19,898   $7,892        $2,951
Ratio of Expenses to Average Net Assets.....................         1.85%(A)       1.85%    1.85%         1.85%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)...................................................         1.96%(A)       2.02%    2.05%         2.09%(A)
Ratio of Net Investment Income to Average Net Assets........         6.88%(A)       7.51%    7.74%         7.84%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Waivers)........................................         6.77%(A)       7.35%    7.55%         7.68%(A)
Portfolio Turnover Rate.....................................       128.10%(A)     175.38%  180.13%        88.50%(A)



                                                                (UNAUDITED)       FOR THE PERIOD
                                                              SIX MONTHS ENDED     MAY 1 THROUGH
HIGH-YIELD BOND FUND (CLASS C)                                 JUNE 30, 1998     DECEMBER 31, 1997
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................      $ 12.35             $11.71
Net Investment Income (Loss)................................         0.43               0.61
Net Realized and Unrealized Gains (Losses) on Investments...         0.08               0.64
                                                              ------------------------------------
Total from Investment Operations............................         0.51               1.25
                                                              ------------------------------------
Dividends from Net Investment Income........................         0.43               0.61
Distributions from Net Realized Capital Gains...............         0.00               0.00
                                                              ------------------------------------
Total Distributions.........................................         0.43               0.61
                                                              ------------------------------------
Net Asset Value, End of Period..............................      $ 12.43             $12.35
                                                              ------------------------------------
Total Return(D).............................................         4.14%(B)          10.87%(B)
Net Assets End of Period (In Thousands).....................      $ 4,116             $1,463
Ratio of Expenses to Average Net Assets.....................         1.85%(A)           1.85%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)...................................................         1.95%(A)           2.01%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................         6.88%(A)           6.84%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Waivers)                                                 6.78%(A)           6.68%(A)
Portfolio Turnover..........................................       128.10%(A)         175.38%(A)





                      THE ENTERPRISE Group of Funds, Inc.

                                       (UNAUDITED)                               YEAR ENDED DECEMBER 31,
                                     SIX MONTHS ENDED   -------------------------------------------------------------------------
TAX-EXEMPT INCOME FUND (CLASS A)      JUNE 30, 1998      1997       1996       1995       1994       1993       1992       1991
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Period............................      $ 13.95        $ 13.83    $ 13.99    $ 12.80    $ 14.31    $ 13.60    $ 13.34    $ 12.78
Net Investment Income (Loss).......         0.30           0.63       0.64       0.65       0.67       0.70       0.76       0.82
Net Realized and Unrealized Gain
 (Loss) on Investments.............         0.08           0.31      (0.16)      1.21      (1.48)      0.73       0.26       0.56
                                     --------------------------------------------------------------------------------------------
Total from Investment Operations...         0.38           0.94       0.48       1.86      (0.81)      1.43       1.02       1.38
                                     --------------------------------------------------------------------------------------------
Dividends from Net Investment
 Income (Loss).....................         0.30           0.63       0.64       0.65       0.68       0.70       0.76       0.82
Distributions from Net Realized
 Capital Gains.....................         0.00           0.19       0.00       0.02       0.02       0.02       0.00       0.00
                                     --------------------------------------------------------------------------------------------
Total Distributions................         0.30           0.82       0.64       0.67       0.70       0.72       0.76       0.82
                                     --------------------------------------------------------------------------------------------
Net Asset Value, End of Period.....      $ 14.03        $ 13.95    $ 13.83    $ 13.99    $ 12.80    $ 14.31    $ 13.60    $ 13.34
                                     --------------------------------------------------------------------------------------------
Total Return(C)....................         2.81%(B)       6.96%      3.54%     14.85%     (5.69)%    10.76%      7.88%     11.13%
Net Assets End of Period (In
 Thousands)........................      $23,699        $23,695    $28,478    $33,626    $34,297    $41,702    $29,728    $22,614
Ratio of Expenses to Average Net
 Assets............................         1.10%(A)       1.22%      1.25%      1.25%      1.25%      1.25%      1.25%      1.25%
Ratio of Expenses to Average Net
 Assets (Excluding Waivers)........         1.30%(A)       1.60%      1.41%      1.42%      1.28%      1.39%      1.41%      1.47%
Ratio of Net Investment Income
 (Loss) to Average Net Assets......         4.43%(A)       4.50%      4.64%      4.82%      5.00%      4.90%      5.60%      6.30%
Ratio of Net Investment Income
 (Loss) to Average Net Assets
 (Excluding Waivers)...............         4.23%(A)       4.12%      4.48%      4.65%      4.97%      4.79%      5.49%      6.04%
Portfolio Turnover.................       169.21%(A)       0.94%      0.91%      0.75%     25.70%      8.30%     16.30%     21.60%

                                        YEAR ENDED DECEMBER 31,
                                     -----------------------------
TAX-EXEMPT INCOME FUND (CLASS A)      1990       1989       1988
-----------------------------------  -----------------------------
Net Asset Value, Beginning of
 Period............................  $ 12.87    $ 12.66    $ 12.09
Net Investment Income (Loss).......     0.81       0.76       0.65
Net Realized and Unrealized Gain
 (Loss) on Investments.............   (0.10)       0.31       0.64
Total from Investment Operations...     0.71       1.07       1.29
Dividends from Net Investment
 Income (Loss).....................     0.80       0.77       0.65
Distributions from Net Realized
 Capital Gains.....................     0.00       0.09       0.07
Total Distributions................     0.80       0.86       0.72
Net Asset Value, End of Period.....  $ 12.78    $ 12.87    $ 12.66
Total Return(C)....................     5.71%      8.68%     10.90%
Net Assets End of Period (In
 Thousands)........................  $19,880    $18,354    $ 6,655
Ratio of Expenses to Average Net
 Assets............................     1.20%      2.10%      2.10%
Ratio of Expenses to Average Net
 Assets (Excluding Waivers)........     1.47%      2.60%      4.00%
Ratio of Net Investment Income
 (Loss) to Average Net Assets......     6.50%      6.00%      5.60%
Ratio of Net Investment Income
 (Loss) to Average Net Assets
 (Excluding Waivers)...............     6.14%      5.53%      3.67%
Portfolio Turnover.................    66.40%     99.60%    117.40%



                                                                     YEAR ENDED
                                                 (UNAUDITED)        DECEMBER 31,      FOR THE PERIOD
                                               SIX MONTHS ENDED   ----------------     MAY 1 THROUGH
TAX-EXEMPT INCOME FUND (CLASS B)                JUNE 30, 1998      1997      1996    DECEMBER 31, 1995
------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.........      $ 13.95        $13.83    $13.99        $13.44
Net Investment Income (Loss).................         0.27          0.55      0.56          0.38
Net Realized and Unrealized Gain (Loss) on
 Investments.................................         0.09          0.31     (0.16)         0.57
                                               -------------------------------------------------------
Total from Investment Operations.............         0.36          0.86      0.40          0.95
                                               -------------------------------------------------------
Dividends from Net Investment Income.........         0.27          0.55      0.56          0.38
Distributions from Capital Gains.............         0.00          0.19      0.00          0.02
                                               -------------------------------------------------------
Total Distributions..........................         0.27          0.74      0.56          0.40
                                               -------------------------------------------------------
Net Asset Value, End of Period...............      $ 14.04        $13.95    $13.83        $13.99
                                               -------------------------------------------------------
Total Return(D)..............................         2.60%(B)      6.36%     2.96%         7.18%(B)
Net Assets End of Period (In Thousands)......      $ 3,300        $2,883    $2,037        $  912
Ratio of Expenses to Average Net Assets......         1.65%(A)      1.76%     1.80%         1.80%(A)
Ratio of Expenses to Average Net Assets
 (Excluding Waivers).........................         1.86%(A)      2.16%     1.96%         1.98%(A)
Ratio of Net Investment Income to Average Net
 Assets......................................         3.88%(A)      3.94%     4.07%         4.08%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding Waivers)......         3.67%(A)      3.54%     3.92%         3.94%(A)
Portfolio Turnover rate......................       169.21%(A)      0.94%     0.91%         0.75%(A)



                                                                (UNAUDITED)       FOR THE PERIOD
                                                              SIX MONTHS ENDED     MAY 1 THROUGH
TAX-EXEMPT INCOME FUND (CLASS C)                               JUNE 30, 1998     DECEMBER 31, 1997
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................      $ 13.95             $13.68
Net Investment Income (Loss)................................         0.27               0.36
Net Realized and Unrealized Gains (Losses) on Investments...         0.08               0.46
                                                              ------------------------------------
Total from Investment Operations............................         0.35               0.82
                                                              ------------------------------------
Dividends from Net Investment Income (Loss).................         0.27               0.36
Distributions from Net Realized Capital Gains...............         0.00               0.19
                                                              ------------------------------------
Total Distributions.........................................         0.27               0.55
                                                              ------------------------------------
Net Asset Value, End of Period..............................      $ 14.03             $13.95
                                                              ------------------------------------
Total Return(D).............................................         2.53%(B)           6.14%(B)
Net Assets End of Period (In Thousands).....................      $   415             $  184
Ratio of Expenses to Average Net Assets.....................         1.65%(A)           1.67%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)...................................................         1.71%(A)           2.34%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................         3.88%(A)           3.99%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Waivers)                                                 3.82%(A)           3.32%(A)
Portfolio Turnover..........................................       169.21%(A)           0.94%(A)


                      THE ENTERPRISE Group of Funds, Inc.

                                                            (UNAUDITED)          YEAR ENDED DECEMBER 31,         FOR THE PERIOD
                                                          SIX MONTHS ENDED   -------------------------------    OCTOBER 1 THROUGH
MANAGED FUND (CLASS A)                                     JUNE 30, 1998       1997        1996       1995      DECEMBER 31, 1994
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period....................      $   9.25       $   7.97    $   6.70    $  4.91         $ 5.00
Net Investment Income (Loss)............................          0.03           0.04        0.06       0.04           0.01
Net Realized and Unrealized Gain (Loss) on
 Investments............................................          1.06           1.64        1.41       1.81          (0.09)
                                                          -----------------------------------------------------------------------
Total from Investment Operations........................          1.09           1.68        1.47       1.85          (0.08)
                                                          -----------------------------------------------------------------------
Dividends from Net Investment Income (Loss).............          0.00           0.04        0.06       0.03           0.01
Distributions from Net Realized Capital Gains...........          0.00           0.36        0.14       0.03           0.00
                                                          -----------------------------------------------------------------------
Total Distributions.....................................          0.00           0.40        0.20       0.06           0.01
                                                          -----------------------------------------------------------------------
Net Asset Value, End of Period..........................      $  10.34       $   9.25    $   7.97    $  6.70         $ 4.91
                                                          -----------------------------------------------------------------------
Total Return(C).........................................         11.78%(B)      21.05%      22.08%     37.68%         (1.58)%(B)
Net Assets End of Period (In Thousands).................      $188,499       $156,608    $101,022    $47,839         $7,872
Ratio of Expenses to Average Net Assets.................          1.48%(A)       1.49%       1.57%      1.75%          1.75%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)...............................................          1.48%(A)       1.49%       1.57%      1.90%          3.71%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.................................................          0.59%(A)       0.47%       1.12%      1.09%          1.30%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets (Excluding Waivers).............................          0.59%(A)       0.47%       1.12%      0.94%         (0.32)%(A)
Portfolio Turnover......................................         30.37%(A)      28.17%      33.21%     26.40%         27.10%(A)



                                                                                     YEAR ENDED
                                                                (UNAUDITED)         DECEMBER 31,        FOR THE PERIOD
                                                              SIX MONTHS ENDED   -------------------     MAY 1 THROUGH
MANAGED FUND (CLASS B)                                         JUNE 30, 1998       1997       1996     DECEMBER 31, 1995
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................      $   9.19       $   7.93    $  6.68        $  5.68
Net Investment Income (Loss)................................          0.00          (0.01)      0.02           0.01
Net Realized and Unrealized Gain (Loss) on Investments......          1.05           1.63       1.41           1.05
                                                              ----------------------------------------------------------
Total from Investment Operations............................          1.05           1.62       1.43           1.06
                                                              ----------------------------------------------------------
Dividends from Net Investment Income (Loss).................          0.00           0.00       0.04           0.03
Distributions from Capital Gains............................          0.00           0.36       0.14           0.03
                                                              ----------------------------------------------------------
Total Distributions.........................................          0.00           0.36       0.18           0.06
                                                              ----------------------------------------------------------
Net Asset Value, End of Period..............................      $  10.24       $   9.19    $  7.93        $  6.68
                                                              ----------------------------------------------------------
Total Return(D).............................................         11.43%(B)      20.45%     21.50%         18.38%(B)
Net Assets End of Period (In Thousands).....................      $154,328       $110,213    $57,037        $16,792
Ratio of Expenses to Average Net Assets.....................          2.03%(A)       2.04%      2.13%          2.30%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)...................................................          2.03%(A)       2.04%      2.13%          2.45%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................          0.04%(A)      (0.09)%     0.52%          0.31%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Waivers)........................................          0.04%(A)      (0.09)%     0.52%          0.14%(A)
Portfolio Turnover Rate.....................................         30.37%(A)      28.17%     33.21%         26.40%(A)



                                                                (UNAUDITED)       FOR THE PERIOD
                                                              SIX MONTHS ENDED     MAY 1 THROUGH
MANAGED FUND (CLASS C)                                         JUNE 30, 1998     DECEMBER 31, 1997
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................      $  9.21             $  8.24
Net Investment Income (Loss)................................         0.00                0.00
Net Realized and Unrealized Gains (Losses) on Investments...         1.06                1.38
                                                              ------------------------------------
Total from Investment Operations............................         1.06                1.38
                                                              ------------------------------------
Dividends from Net Investment Income........................         0.00                0.05
Distributions from Net Realized Capital Gains...............         0.00                0.36
                                                              ------------------------------------
Total Distributions.........................................         0.00                0.41
                                                              ------------------------------------
Net Asset Value, End of Period..............................      $ 10.27             $  9.21
                                                              ------------------------------------
Total Return(D).............................................        11.51%(B)           16.74%(B)
Net Assets End of Period (In Thousands).....................      $ 9,609             $ 3,614
Ratio of Expenses to Average Net Assets.....................         2.04%(A)            2.06%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)...................................................         2.04%(A)            2.06%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................         0.05%(A)           (0.18)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Waivers)........................................         0.05%(A)           (0.18)%(A)
Portfolio Turnover..........................................        30.37%(A)           28.17%(A)


                      THE ENTERPRISE Group of Funds, Inc.

                                        (UNAUDITED)                             YEAR ENDED DECEMBER 31, 1995
                                      SIX MONTHS ENDED   --------------------------------------------------------------------------
MONEY MARKET FUND (CLASS A)            JUNE 30, 1998      1997       1996       1995       1994       1993     1992(F)       1991
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Period..............................     $  1.00        $  1.00    $  1.00    $  1.00    $  1.00    $  1.00   $  1.00      $  1.00
Net Investment Income (Loss).........        0.02           0.05       0.04       0.05       0.03       0.02      0.03         0.05
                                           ----------------------------------------------------------------------------------------
Total from Investment Operations.....        0.02           0.05       0.04       0.05       0.03       0.02      0.03         0.05
                                           ----------------------------------------------------------------------------------------
Dividends from Net Investment Income
 (Loss)..............................        0.02           0.05       0.04       0.05       0.03       0.02      0.03         0.05
                                           ----------------------------------------------------------------------------------------
Total Distributions..................        0.02           0.05       0.04       0.05       0.03       0.02      0.03         0.05
                                           ----------------------------------------------------------------------------------------
Net Asset Value, End of Period.......     $  1.00        $  1.00    $  1.00    $  1.00    $  1.00    $  1.00   $  1.00      $  1.00
                                           ----------------------------------------------------------------------------------------
Total Return.........................        2.49%(B)       4.69%      4.51%      5.05%      3.34%      2.24%     2.92%        5.22%
Net Assets End of Period (In
 Thousands)..........................     $87,339        $68,466    $59,074    $40,325    $32,334    $18,302   $18,932      $16,710
Ratio of Expenses to Average Net
 Assets..............................        0.68%(A)       1.00%      1.00%      1.00%      1.00%      1.00%     1.00%        1.00%
Ratio of Expenses to Average Net
 Assets (Excluding Waivers)..........        0.68%(A)       1.24%      1.18%      1.35%      1.33%      1.72%     1.56%        1.51%
Ratio of Net Investment Income (Loss)
 to Average Net Assets...............        4.97%(A)       4.59%      4.42%      4.92%      3.30%      2.20%     2.80%        5.10%
Ratio of Net Investment Income (Loss)
 to Average Net Assets (Excluding
 Waivers)............................        4.97%(A)       4.35%      4.24%      4.57%      3.08%      1.47%     1.81%        4.62%

                                        FOR THE PERIOD
                                         MAY 1 THROUGH
MONEY MARKET FUND (CLASS A)            DECEMBER 31, 1990
-------------------------------------  -----------------
Net Asset Value, Beginning of
 Period..............................       $  1.00
Net Investment Income (Loss).........          0.04
Total from Investment Operations.....          0.04
Dividends from Net Investment Income
 (Loss)..............................          0.04
Total Distributions..................          0.04
Net Asset Value, End of Period.......       $  1.00
Total Return.........................          4.75%(B)
Net Assets End of Period (In
 Thousands)..........................       $19,031
Ratio of Expenses to Average Net
 Assets..............................          1.00%(A)
Ratio of Expenses to Average Net
 Assets (Excluding Waivers)..........          1.38%(A)
Ratio of Net Investment Income (Loss)
 to Average Net Assets...............          7.00%(A)
Ratio of Net Investment Income (Loss)
 to Average Net Assets (Excluding
 Waivers)............................          6.17%(A)



                                                                                    YEAR ENDED
                                                                (UNAUDITED)        DECEMBER 31,      FOR THE PERIOD
                                                              SIX MONTHS ENDED   ----------------     MAY 1 THROUGH
MONEY MARKET FUND (CLASS B)                                    JUNE 30, 1998      1997      1996    DECEMBER 31, 1995
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................       $ 1.00        $ 1.00    $ 1.00        $ 1.00
Net Investment Income (Loss)................................         0.03          0.04      0.04          0.03
                                                                  --------------------------------------
Total from Investment Operations............................         0.03          0.04      0.04          0.03
                                                                  --------------------------------------
Dividends from Net Investment Income (Loss).................         0.03          0.04      0.04          0.03
                                                                  --------------------------------------
Total Distributions.........................................         0.03          0.04      0.04          0.03
                                                                  --------------------------------------
Net Asset Value, End of Period..............................       $ 1.00        $ 1.00    $ 1.00        $ 1.00
                                                                  --------------------------------------
Total Return(D).............................................         2.49%(B)      4.11%     3.94%         2.95%(B)
Net Assets End of Period (In Thousands).....................       $6,609        $5,980    $1,344        $  394
Ratio of Expenses to Average Net Assets.....................         0.68%(A)      1.55%     1.55%         1.55%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)...................................................         0.68%(A)      1.79%     1.73%         1.88%(A)
Ratio of Net Investment Income to Average (Loss) Net
 Assets.....................................................         4.98%(A)      4.09%     3.85%         4.23%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Waivers)........................................         4.98%(A)      3.85%     3.68%         3.90%(A)



                                                                (UNAUDITED)       FOR THE PERIOD
                                                              SIX MONTHS ENDED     MAY 1 THROUGH
MONEY MARKET FUND (CLASS C)                                    JUNE 30, 1998     DECEMBER 31, 1997
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................       $ 1.00             $ 1.00
Net Investment Income (Loss)................................         0.03               0.02
                                                                  -------------------------
Total from Investment Operations............................         0.03               0.02
                                                                  -------------------------
Dividends from Net Investment Income (Loss).................         0.03               0.02
                                                                  -------------------------
Total Distributions.........................................         0.03               0.02
                                                                  -------------------------
Net Asset Value, End of Period..............................       $ 1.00             $ 1.00
                                                                  -------------------------
Total Return(D).............................................         2.50%(B)           2.86%(B)
Net Assets End of Period (In Thousands).....................       $2,553             $1,021
Ratio of Expenses to Average Net Assets.....................         0.67%(A)           1.55%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)...................................................         0.67%(A)           1.85%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................         4.97%(A)           4.15%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Waivers)........................................         4.97%(A)           3.85%(A)


                      THE ENTERPRISE Group of Funds, Inc.

                INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

The following descriptions of the Funds are intended to help you select the Fund which is appropriate for your investment objective. You may wish to pursue your objectives by investing in more than one Fund.

The investment objectives of each Fund may not be changed without approval of a majority of the outstanding voting securities of that Fund.

                                  EQUITY FUNDS

Under normal market conditions, at least 65% of the net asset value of the nine Equity Funds will be invested in common equity securities. The remainder of the Equity Funds' assets may be invested in repurchase agreements, bankers acceptances, bank certificates of deposit, commercial paper and similar money market instruments, convertible bonds, convertible preferred stock, preferred stock, corporate bonds, U.S. Treasuries, notes and bonds, American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), rights and warrants.

The Growth, Growth and Income, Equity, Equity Income, Capital Appreciation, Global Financial Services, Small Company Growth and Small Company Value Funds invest in securities that are traded on national securities exchanges and in the over-the-counter market. Each of these Funds, except the Global Financial Services Fund, may invest up to 20% of its assets in foreign securities provided they are listed on a domestic or foreign securities exchange or are represented by ADRs. The Global Financial Services Fund may invest over 50% of its assets in foreign securities. No Fund may invest more than 10% of its net assets in illiquid, including restricted, securities. As noted below, the International Growth Fund invests principally in the securities of foreign issuers listed on recognized foreign exchanges, but may also invest in securities traded on the over-the-counter market.

                                  GROWTH FUND

The objective of the Growth Fund is appreciation of capital primarily through investments in common stocks. The Fund's common stock selection emphasizes those companies having growth characteristics, but the Fund's investment policy recognizes that securities of other companies may be attractive for capital appreciation purposes by virtue of special developments or depression in price believed to be temporary. The potential for appreciation of capital is the basis for investment decisions; any income is incidental.

                             GROWTH AND INCOME FUND

The objective of the Growth and Income Fund is to achieve a total return in excess of the total return of the Lipper Growth and Income Mutual Funds Average, measured over a period of three to five years, by investing primarily in a broadly diversified group of large capitalization companies. The Fund seeks this objective primarily through capital appreciation with income as a secondary consideration. The Fund will invest in securities of companies which the Fund Manager believes to be financially sound and will consider such factors as the sales, growth and profitability prospects for the economic sector and markets in which the company operates and for the services of products it provides; the financial condition of the company; its ability to meet its liabilities and to provide income in the form of dividends; the prevailing price of the security; how that price compares to historical price levels of the security, to current price levels in the general market, and to the prices of competing companies; projected earnings estimates and earnings growth rate of the company, and the relation of those figures to the current price.

In general, the Fund will invest in stocks of companies with market capitalizations in excess of $750 million. Although there is no assurance that the Fund will meet its objective, the securities held in the Growth and Income Fund will generally reflect the price volatility of the broad equity market (i.e., the Standard & Poor's 500 Index).

                      THE ENTERPRISE Group of Funds, Inc.

                                  EQUITY FUND

The investment objective of the Equity Fund is long-term capital appreciation through investment in securities (primarily equity securities) of companies that are believed by the Fund Manager to be undervalued in the marketplace in relation to factors such as the companies' assets or earnings. It is the Fund Manager's intention to invest in securities of companies which in the Fund Manager's opinion possess one or more of the following characteristics: undervalued assets, valuable consumer or commercial franchises, securities valuation below peer companies, substantial and growing cash flow and/or a favorable price to book value relationship. Investment policies aimed at achieving the Fund's objective are set in a flexible framework of securities selection which primarily includes equity securities, such as common stocks, preferred stocks, convertible securities, rights and warrants in proportions which vary from time to time. Under normal circumstances at least 65% of the Fund's assets will be invested in equity securities. The Fund will invest primarily in stocks listed on the New York Stock Exchange. In addition, it may also purchase securities listed on other domestic securities exchanges, securities traded in the domestic over-the-counter market and foreign securities provided that they are listed on a domestic or foreign securities exchange or represented by ADRs listed on a domestic securities exchange or traded in the United States over-the-counter market.

                               EQUITY INCOME FUND

The objective of the Equity Income Fund is a combination of growth and income to achieve an above-average and consistent total return, primarily from investments in dividend-paying common stocks. Under normal circumstances, at least 65% of the Fund's total assets will be invested in income-producing equity securities.

The Fund's principal criterion in stock selection is above-average yield, and it uses this criterion as a discipline to enhance stability and reduce market risk. Subject to this primary criterion, the Fund invests in stocks that have relatively low price to earnings ratios or relatively low price to book value ratios.

                           CAPITAL APPRECIATION FUND

The objective of the Capital Appreciation Fund is maximum capital appreciation, primarily through investments in common stocks of companies that demonstrate accelerating earnings momentum and consistently strong financial characteristics.

The Fund invests primarily in common stocks of companies which meet the Fund Manager's criteria of: (a) steadily increasing earnings; and (b) a three-year average performance record of sales, earnings, dividend growth, pretax margins, return on equity and reinvestment rate at an aggregate average of 1.5 times the average performance of the Standard & Poor's 500 common stocks ("S&P 500") for the same period. The Fund attempts to invest in a range of small, medium and large companies designed to achieve an average capitalization of the companies in which it invests that is less than the average capitalization of the S&P 500. The potential for maximum capital appreciation is the basis for investment decisions; any income is incidental.

                           SMALL COMPANY GROWTH FUND


The Small Company Growth Fund seeks to achieve its objective of capital appreciation by investing primarily in common stocks of small companies with strong earnings growth and potential for significant capital appreciation. Under normal market conditions, the Fund will have at least 65% of its total assets in small capitalization stocks (market capitalization of up to $1 billion) and generally that percentage will be considerably higher. The Fund reserves the right to have some of its assets in the equities of companies with over $1 billion in market capitalization. These holdings may be equities that have appreciated since original purchase or equities of companies with a market capitalization in excess of $1 billion at the time of purchase. The Fund will normally be as fully invested as practicable in common stocks, but also may invest up to 5% of its assets in warrants and rights to purchase common stocks.


                      THE ENTERPRISE Group of Funds, Inc.

In pursuing its objective, the Fund Manager will seek out the stocks of small companies that are expected to have above average growth in earnings and are reasonably valued. The Fund Manager uses a disciplined approach in evaluating growth companies. It relates the expected growth rate in earnings to the price-earnings ratio of the stock. Generally, the Fund Manager will not buy a stock if the price-earnings ratio exceeds the growth rate. By using this valuation parameter, the Fund Manager believes it moderates some of the inherent volatility in the small-capitalization sector of the market. Securities will be sold when the Fund Manager believes the stock price exceeds the valuation criteria, or when the stock appreciates to a point where it is substantially overweighted in the portfolio, or when the company no longer meets expectations. The Fund Manager's goal is to hold a stock for a minimum of one year but this may not always be feasible and there may be times when short-term gains or losses will be realized.


                            SMALL COMPANY VALUE FUND

The objective of the Small Company Value Fund is maximum capital appreciation, primarily through investment of at least 65% of Fund assets in the common equity securities of companies (based on the total outstanding common shares at the time of investment) which have a market capitalization of up to $1 billion.

The Fund intends to invest the remaining 35% of its total assets in the same manner but reserves the right to use some or all of the 35% to invest in equity securities of companies (based on the total outstanding common shares at the time of investment) which have a market capitalization of more than $1 billion.


In pursuing its objective, the Fund's strategy will be to invest in stocks of companies with value that may not be fully reflected by current stock price. Since small companies tend to be less actively followed by stock analysts, the market may overlook favorable trends and then adjust its valuation more quickly once investor interest has surfaced. The Fund Manager seeks out companies in the public market that are selling at a discount to their private market value (PMV) measured using proprietary research techniques in various industry sectors. The Fund Manager then determines whether there is an emerging catalyst that will focus investor attention on the underlying assets of the company. Smaller companies may be subject to a valuation catalyst such as increased investor attention, takeover efforts or a change in management.


                           INTERNATIONAL GROWTH FUND

The objective of the International Growth Fund is capital appreciation, primarily through a diversified portfolio of non-U.S. equity securities.

It is a fundamental policy of the Fund that it will invest at least 80% of the value of its assets (except when maintaining a temporary defensive position) in equity securities of companies domiciled outside the United States. That portion of the Fund not invested in equity securities is, in normal circumstances, invested in U.S. and foreign government securities, high-grade commercial paper, certificates of deposit, foreign currency, bankers acceptances, cash and cash equivalents, time deposits, repurchase agreements and similar money market instruments, both foreign and domestic. The Fund may invest in convertible debt securities of foreign issuers which are convertible into equity securities at such time as a market for equity securities is established in the country involved.

The Fund Manager's investment perspective for the Fund is to invest in the equity securities of non-U.S. markets and companies which are believed to be undervalued based upon internal research and proprietary valuation systems. This international equity strategy reflects the Fund Manager's decisions concerning the relative attractiveness of asset classes, the individual international equity markets, industries across and within those markets, other common risk factors within those markets and individual international companies. The Fund Manager initially identifies those securities which it believes to be undervalued in relation to the issuer's assets, cash flow, earnings and revenues. The relative performance

                      THE ENTERPRISE Group of Funds, Inc.

of foreign currencies is an important factor in the Fund's performance. The Fund Manager may manage the Fund's exposure to various currencies to take advantage of different yield, risk and return characteristics. The Fund Manager's proprietary valuation model determines which securities are potential candidates for inclusion in the Fund.

The benchmark for the Fund is the European, Australian, Far East ("EAFE") Index (the "Benchmark"). The Benchmark is a market driven, broad based index which includes non-U.S. equity markets in terms of capitalization and performance. The Benchmark is designed to provide a representative total return for all major stock exchanges located outside the U.S. From time to time, the Fund Manager may substitute securities in an equivalent index when it believes that such securities in the index more accurately reflect the relevant international market.

As a general matter, the Fund Manager will purchase for the Fund only securities contained in the underlying index relevant to the Benchmark. Brinson Partners will attempt to enhance the long-term risk and return performance of the Fund relative to the Benchmark by deviating from the normal Benchmark mix of country allocation and currencies in reaction to discrepancies between current market prices and fundamental values. The active management process is intended to produce a superior performance relative to the Benchmark index.

The Fund Manager will purchase securities of companies domiciled in a minimum of eight to 12 countries outside the United States.

                         GLOBAL FINANCIAL SERVICES FUND


The investment objective of the Global Financial Services Fund is capital appreciation. The Fund will concentrate (invest 25% or more of its total assets) its investments in the financial services industry. The Fund seeks to achieve its objective through investment in the common stocks of domestic and foreign financial services companies. Under normal circumstances, at least 65% of the Fund's total assets will be invested in financial services companies that are domiciled in the U.S. and at least three other countries.


For Fund purposes, a financial services company is a firm that in its most recent fiscal year either (i) derived at least 50% of its revenues or earnings from financial services activities, or (ii) devoted at least 50% of its assets to such activities. Financial services companies provide financial services to consumers and businesses and include the following types of U.S. and foreign firms: commercial banks, thrift institutions and their holding companies; consumer and industrial finance companies; diversified financial services companies; investment banks; securities brokerage and investment advisory firms; financial technology companies; real estate-related firms; leasing firms; credit card companies; government sponsored financial enterprises; investment companies; insurance brokerages; and various firms in all segments of the insurance industry such as multi-line property and casualty, and life insurance companies and insurance holding companies.


The Fund Manager seeks to maximize returns by combining fundamental and quantitative research to identify securities of financial services companies that are attractively priced relative to their expected returns. Its research analysts employ a long-term approach to forecasting the earnings and growth potential of companies and attempt to construct global portfolios that produce maximum returns at a given risk level.


                                  INCOME FUNDS

Investors should refer to the Appendix to the Statement of Additional Information for a description of the Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P") ratings mentioned below.

                           GOVERNMENT SECURITIES FUND

The objective of the Government Securities Fund is current income and safety of principal primarily from securities that are obligations of the U.S. Government,

                      THE ENTERPRISE Group of Funds, Inc.

its agencies and instrumentalities ("U.S. Government Securities").

It is a fundamental policy of the Fund that under normal conditions at least 80% of the value of its net assets (or at least 65% of total assets) will be invested in U.S. Government Securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities are generally considered to be of the same or higher credit quality as privately issued securities rated Aaa by Moody's or AAA by S&P.

U.S. Government Securities consist of direct obligations of the U.S. Treasury (such as treasury bills, treasury notes and treasury bonds) and securities issued or guaranteed by agencies and instrumentalities of the United States Government. Those securities issued by agencies or instrumentalities may or may not be backed by the full faith and credit of the United States. Examples of full faith and credit securities are securities issued by the Government National Mortgage Association ("GNMA Certificates"). Examples of agencies or instrumentalities whose securities are not backed by the full faith and credit of the United States are the Federal Farm Credit System, the Federal Home Loan Banks, the Tennessee Valley Authority, the United States Postal Service and the Export-Import Bank. The Fund may concentrate from time to time in different securities described above in order to obtain the highest level of current income and safety of principal.

The remainder of the Fund's assets may be invested in repurchase agreements, bankers acceptances, bank certificates of deposit, commercial paper and similar money market instruments, corporate bonds and other mortgage-related securities (including collateralized mortgage obligations or "CMOs") rated Aaa by Moody's or AAA by S&P at the time of the investment or determined by the Fund Manager to be of comparable credit quality at the time of investment to such rated securities. In making such investments, the Fund Manager seeks income but gives careful attention to security of principal and considers such factors as marketability and diversification. For a discussion of CMOs and related risks, see "Certain Investment Techniques and Associated Risks."

As described in "Certain Investment Techniques and Associated Risks," the Fund may write and sell covered call option contracts on securities that it owns (in an effort to enhance income through hedging and other investment techniques) to the extent of 20% of the value of its net assets at the time such option contracts are written.

                              HIGH-YIELD BOND FUND

The objective of the High-Yield Bond Fund is maximum current income, primarily from debt securities that are rated Ba or lower by Moody's or BB or lower by Standard & Poor's.

It is a fundamental policy of the Fund that under normal circumstances it will invest at least 80% of the value of its total net assets (at least 65% of gross assets) in high-yielding, income-producing corporate bonds that are rated B3 or better by Moody's or B- or better by S&P. The corporate bonds in which the Fund invests are high-yielding but normally carry a greater credit risk than bonds with higher ratings. In addition, such bonds, commonly referred to as "junk bonds," may involve greater volatility of price than higher-rated bonds. For a discussion of high-yield securities and related risks, see "Certain Investment Techniques and Associated Risks."

The Fund's investments are selected by the Fund Manager after careful examination of the economic outlook to determine those industries that appear favorable for investments. Industries going through a perceived decline generally are not candidates for selection. After the industries are selected, bonds of issuers within those industries are selected based on their creditworthiness, their yields in relation to their credit and the relative strength of their common stock prices. Companies near or in bankruptcy are not considered for investment. The Fund does not purchase bonds which are rated Ca or lower by Moody's or CC or lower by S&P or which, if unrated, in the judgment of the Fund Manager have characteristics of such lower-grade bonds. Should an invest-

                      THE ENTERPRISE Group of Funds, Inc.

ment purchased with the above-described credit quality requisites be downgraded to Ca or lower or CC or lower, the Fund Manager shall have discretion to hold or liquidate the security.

Subject to the restrictions described above, under normal circumstances, up to 20% of the Fund's assets may include: (1) bonds rated Caa by Moody's or CCC by S&P; (2) unrated debt securities which, in the judgment of the Fund Manager have characteristics similar to those described above; (3) convertible debt securities; (4) puts, calls and futures as hedging devices; (5) foreign issuer debt securities; and (6) short-term money market instruments, including certificates of deposit, commercial paper, U.S. Government Securities and other income-producing cash equivalents. For a discussion of puts, calls, and futures and their related risks, see "Certain Investment Techniques and Associated Risks."

                             TAX-EXEMPT INCOME FUND

The objective of the Tax-Exempt Income Fund is a high level of current income not includable in gross income for federal income tax purposes, with consideration given to preservation of principal, primarily from investments in a diversified portfolio of long-term investment grade municipal bonds.

It is a fundamental policy of the Fund that under normal circumstances it will invest at least 80% of its net assets in Municipal Securities (or futures contracts or options on futures with respect thereto) which, at the time of investment, are investment grade or in Municipal Securities which are not rated if, based upon credit analysis by the Fund Manager, it is believed that such securities are of comparable quality to such rated bonds.

The Fund invests primarily in investment grade "Municipal Securities" the interest on which, in the opinion of counsel for issuers and the Fund, is not includable in gross income for federal income tax purposes, and not subject to the alternative minimum tax. Municipal Securities are notes and bonds issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. These securities are traded primarily in the over-the-counter market. Such securities may have fixed, variable or floating rates of interest. See the Appendix to this Prospectus for a further description of Municipal Securities.

Investment grade securities are: bonds rated within the three highest ratings by Moody's (Aaa, Aa, A) or S&P (AAA, AA, A); notes given one of the three highest ratings by Moody's (MIG1, MIG2, MIG3) for notes; commercial paper rated P-1 by Moody's or A-1 by S&P; and variable rate securities rated VMIG1 or VMIG2 by Moody's.

While there are no maturity restrictions on the Municipal Securities in which the Fund invests, the average maturity is expected to range between 10 and 25 years. The Fund Manager will actively manage the Fund, adjusting the average Fund maturity and utilizing futures contracts and options on futures as a defensive measure according to its judgment of anticipated interest rates. During periods of rising interest rates and falling prices, a shorter weighted average maturity may be adopted to cushion the effect of bond price declines on the Fund's net asset value. When rates are falling and prices are rising, a longer weighted average maturity rate may be adopted. For a discussion on futures and their related risks, see "Certain Investment Techniques and Associated Risks."

The Fund may also invest up to 20% of its net assets in cash, cash equivalents and debt securities, the interest from which may be subject to federal income tax. Investments in taxable securities will be limited to investment grade corporate debt securities and U.S. Government Securities.

The Fund will not invest more than 20% of its net assets in Municipal Securities the interest on which is subject to federal alternative minimum tax.

                                 FLEXIBLE FUND

                                  MANAGED FUND

The objective of the Managed Fund is growth of capital over time through investment in a portfolio

                      THE ENTERPRISE Group of Funds, Inc.

consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on the Fund Manager's assessments of the relative outlook for such investments. In seeking to achieve its investment objective, the types of equity securities in which the Fund may invest will be the same as those in which the Equity Funds invest. Debt securities are expected to be predominantly investment grade intermediate to long-term U.S. Government and corporate debt, although the Fund will also invest in high quality short-term money market and cash equivalent securities and may invest almost all of its assets in such securities when the Fund Manager deems it advisable in order to preserve capital. In addition, the Fund may also invest up to 20% of its assets in foreign securities provided that they are listed on a domestic or foreign securities exchange or are represented by ADRs listed on a domestic securities exchange or traded in the United States over-the-counter market.

The allocation of the Fund's assets among the different types of permitted investments will vary from time to time based upon the Fund Manager's evaluation of economic and market trends and its perception of the relative values available from such types of securities at any given time. There is neither a minimum nor a maximum percentage of the Fund's assets that may, at any given time, be invested in any of the types of investments identified above. Consequently, while the Fund will earn income to the extent it is invested in bonds or cash equivalents, the Fund does not have any specific income objective.

                               MONEY MARKET FUND

The investment objective of the Money Market Fund is to provide the highest possible level of current income, consistent with preservation of capital and liquidity. Securities in which the Fund will invest may not yield as high a level of current income as securities of lower quality and longer maturity which generally have less liquidity and greater market risk. The Money Market Fund seeks to achieve its objective by investing in a diversified portfolio of high-quality money market instruments, comprised of U.S. dollar-denominated instruments which present minimal credit risks and are of eligible quality which consist of the following:

1. obligations issued or guaranteed as to principal and interest by the United States Government or any agency or authority controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by Congress;

2. commercial paper, negotiable certificates of deposit, letters of credit, time deposits and bankers acceptances, of U.S. or foreign banks, and U.S. or foreign savings and loans associations, which at the date of investment have capital, surplus and undistributed profits as of the date of their most recent published financial statements of $500,000,000 or greater;

3. short-term corporate debt instruments (commercial paper or variable amount master demand notes) rated "A-1" or "A-2" by S&P or "Prime 1" or "Prime 2" by Moody's or Tier 1 by any two Nationally Recognized Statistical Rating Organization ("NRSRO"), or, if not rated, issued by a company rated at least "A" by any two NRSROs and about which the Board of Directors of the Fund has ratified the Fund Manager's independent determination that the instrument presents minimal credit risks and is of high quality; however, investments in securities of all issuers having the second highest rating (A-2/P-2) assigned shall be limited to no more than five percent of the Fund's assets at the time of purchase, with the investment of any one such issuer being limited to not more than one percent of Fund assets at the time of purchase;

4. corporate obligations limited to non-convertible corporate debt securities having one year or less remaining to maturity and which are rated "AA" or better by S&P or "Aa" or better by Moody's; and

5. repurchase agreements with respect to any of the foregoing obligations.

                      THE ENTERPRISE Group of Funds, Inc.

The Money Market Fund will limit its investment in the securities of any one issuer to no more than five percent of Fund assets, measured at the time of purchase.

In addition, the Money Market Fund will not purchase any security, including any repurchase agreement maturing in more than seven days, which is subject to legal or contractual delays on resale or which is not readily marketable if more than 10% of the net assets of the Money Market Fund, taken at market value would be invested in such securities.

After purchase by the Money Market Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Money Market Fund. Neither event will require a sale of such security by the Money Market Fund. The Fund Manager will consider such event in its determination of whether the Money Market Fund should continue to hold the security provided that the security presents minimal credit risks and that holding the security is in the best interests of the Fund. To the extent Moody's or S&P may change their rating systems generally (as described in the Appendix to the Statement of Additional Information) the Money Market Fund will attempt to use comparable ratings as standards for investments in accordance with investment policies contained herein and in the Fund's Statement of Additional Information.

The dollar-weighted average maturity of the Money Market Fund will be 90 days or less.

All investments of the Money Market Fund will be limited to instruments which the Board of Directors determines are of eligible quality, which, if instruments of foreign issuers, are United States dollar-denominated instruments presenting minimal credit risk, and all of which are either:

1. of those rated in the two highest rating categories by any NRSRO, or

2. if the instrument is not rated, of comparable quality as determined by the Board of Directors.

Generally, instruments with NRSRO ratings in the two highest grades are considered "high quality." All of the money market investments will mature in 397 days or less. The Money Market Fund will use the amortized cost method of securities valuation, as described more fully in the Statement of Additional Information.

                               CERTAIN INVESTMENT
                             SECURITIES, TECHNIQUES
                              AND ASSOCIATED RISKS

Following is a description of certain investment techniques employed by the Funds, and certain types of securities invested in by the Funds and associated risks. Unless otherwise indicated, all of the Funds may use the indicated techniques and invest in the indicated securities.

                   GENERAL RISKS ASSOCIATED WITH EQUITY FUNDS

The Equity Funds seek to reduce risk of loss of principal due to changes in the value of individual stocks by investing in a diversified portfolio of common stocks and through the use of options on stocks. Such investment techniques do not, however, eliminate all risks. Investors should expect the value of the Equity Funds and the net asset value of their shares to fluctuate based on market conditions.

Smaller capitalization companies may experience higher growth rates and higher failure rates than do larger capitalization companies due to the risk related to markets, market share, product performance and financial resources. The limited volume and frequency of trading of small capitalization companies may subject their stocks to greater price deviations than stocks of larger companies.

The International Growth Fund and the Global Financial Services Fund carry additional risks associated with possibly less stable foreign securities and currencies. For a discussion of these risks, please refer to "Foreign Currency Values and Transactions."

                   GENERAL RISKS ASSOCIATED WITH INCOME FUNDS

Although the Income Funds seek to reduce credit risks, i.e., failure of obligors to pay interest and

                      THE ENTERPRISE Group of Funds, Inc.

principal, through careful selection of investments, and they seek to reduce market risks resulting from fluctuations in the principal value of debt obligations due to changes in prevailing interest rates by careful timing of maturities of investments, such risks cannot be eliminated, and these factors will affect the net asset value of shares in the Income Funds. The value of debt obligations has an inverse relationship with prevailing interest rates.

                  GENERAL RISKS ASSOCIATED WITH FLEXIBLE FUND

The foregoing types of risks associated with equity and income funds also apply to flexible funds.

                         GENERAL RISKS ASSOCIATED WITH
                         GLOBAL FINANCIAL SERVICES FUND

As stated above, the Global Financial Services Fund will concentrate its investments in the financial services industry. As a result, market and economic conditions and other risk factors particular to the financial services industry will affect the Fund more than other mutual funds that are not similarly concentrated. Generally, the financial services industry is extremely sensitive to fluctuations in interest rates.

Financial services companies are subject to extensive government regulation which may limit their activities and adversely affect their profitability. Some financial services companies, e.g., insurance companies, are also subject to severe market share competition and price competition. The removal of regulatory barriers to entry into certain segments of the financial services industry may increase competitive pressures on some companies. Financial services companies in foreign countries are subject to similar regulatory concerns and risk factors as domestic companies. Foreign companies, however, may face governmental controls on interest rates, price and currency movements, and credit availability. In addition, some foreign governments have taken steps to nationalize banks and other financial services companies.

                           U.S. GOVERNMENT SECURITIES

Although the payment of interest and principal on a security may be guaranteed by the United States Government or one of its agencies or instrumentalities, the value of such fixed income securities and, consequently, the yield on and net asset value of shares of the Government Securities Fund are not guaranteed by the U.S. Government. The net asset value fluctuates in response to changes in interest rates and market valuation. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. As a result, the Government Securities Fund's ability to maintain positions in high-yielding, mortgage-backed securities, such as GNMA Certificates, will be affected by reductions in the principal amounts of such securities resulting from such prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at the time.

                        MORTGAGE-RELATED SECURITIES AND
                            ASSET-BACKED SECURITIES

Up to 20% of the net assets of the Government Securities Fund may be invested in assets other than U.S. Government Securities, including collateralized mortgage-related securities ("CMOs") and asset-backed securities. These securities are considered to be volatile and may be thinly traded. CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Government Securities Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

While there are many versions of CMOs and asset-backed securities, some include "Interest Only" or "IO" -- where all interest payments go to one class of holders, "Principal Only" or "PO" -- where all of the principal goes to a second class of holders, "Floaters" -- where the coupon rate floats in the same

                      THE ENTERPRISE Group of Funds, Inc.

direction as interest rates and "Inverse Floaters" -- where the coupon rate floats in the opposite direction as interest rates. All these securities are volatile; they also have particular risks in differing interest rate environments as described below.

The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on yield to maturity and, therefore, the market value of the IO. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. Accordingly, investment in IOs can theoretically be expected to contribute to stabilizing a Fund's net asset value. However, if the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated AAA or the equivalent. Conversely, while the yield to maturity on a PO class is also extremely sensitive to rate of principal payments (including prepayments) on the related underlying mortgage assets, a slow rate of principal payments may have a material adverse effect on yield to maturity and therefore the market value of the PO. As interest rates rise and fall, the value of POs tends to move in the opposite direction from interest rates. This is typical of most debt instruments. See "General Risks Associated With Income Funds."

Floaters and Inverse Floaters ("Floaters") are extremely sensitive to the rise and fall in interest rates. The coupon rate on these securities is based on various benchmarks, such as LIBOR ("London Inter-Bank Offered Rate") and the 11th District cost of funds (the base rate). The coupon rate on Floaters can be affected by a variety of terms. Floaters can be reset at fixed intervals over the life of the Floater, float with a spread to the base rate or be a certain percentage rate minus a certain base rate. Some Floaters have floors below which the interest rate cannot be reset and/or ceilings above which the interest rate cannot be reset. The coupon rate and/or market value of Floaters tend to move in the same direction as the base rate while the coupon rate and/or market value of Inverse Floaters tend to move in the opposite direction from the base rate.

The market value of all CMOs and other asset-backed securities are determined by supply and demand in the bid/ask market, interest rate movements, the yield curve, forward rates, prepayment assumptions and credit of the underlying issuer. Further, the price actually received on a sale may be different from bids when the security is being priced. CMOs and asset-backed securities tradeover a bid and ask market through several large market makers. Due to the complexity and concentration of derivative securities, the liquidity and, consequently, the volatility of these securities can be sharply influenced by market demand.

Asset-backed and mortgage-related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of the Fund Manager (subject to the oversight of the Board of Directors), the investment restriction limiting the Fund's investment in illiquid instruments to not more than 10% of the value of its net assets will apply. However, IOs and POs issued by the U.S. Government, its agencies and instrumentalities, and backed by fixed-rate mortgages may be excluded from this limit, if, in the judgment of the Fund Manager (subject to the oversight of the Board of Directors) such IOs and POs are readily marketable. The Government Securities Fund does not intend to invest in residual interests, privately issued securities or subordinated classes of underlying mortgages.

                             HIGH-YIELD SECURITIES

Notwithstanding the investment policies and restrictions applicable to the High-Yield Bond and Managed Funds which were designed to reduce risks associated with such investments, high-yield securities may carry higher levels of risk than many other types of income producing securities. These risks are of three basic types: the risk that the issuer of the high-yield bond will default in the payment of principal and interest;

                      THE ENTERPRISE Group of Funds, Inc.

the risk that the value of the bond will decline due to rising interest rates, economic conditions, or public perception; and the risk that the investor in such bonds may not be able to readily sell such bonds. Each of the major categories of risk are impacted by various factors, as discussed below:

                             HIGH-YIELD BOND MARKET

The high-yield bond market is relatively new and has grown in the context of a long economic expansion. Any downturn in the economy may have a negative impact on the perceived ability of the issuer to make principal and interest payments which may adversely affect the value of outstanding high-yield securities and reduce market liquidity.

               SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES

In general, the market prices of bonds bear an inverse relationship to interest rates; as interest rates increase, the prices of bonds decrease. The same relationship may hold for high-yield bonds, but in the past high-yield bonds have been somewhat less sensitive to interest rate changes than treasury and investment grade bonds. While the price of high-yield bonds may not decline as much, relatively, as the prices of treasury or investment grade bonds decline in an environment of rising interest rates, the market price, or value, of a high-yield bond will be expected to decrease in periods of increasing interest rates, negatively impacting the net asset value of the High-Yield Bond Fund. High-yield bond prices may not increase as much, relatively, as the prices of treasury or investment grade bonds in periods of decreasing interest rates. Payments of principal and interest on bonds are dependent upon the issuer's ability to pay. Because of the generally lower creditworthiness of issuers of high-yield bonds, changes in the economic environment generally, or in an issuer's particular industry or business, may severely impact the ability of the issuer to make principal and interest payments and may depress the price of high-yield securities more significantly than such changes would impact higher-rated, investment-grade securities.

                              PAYMENT EXPECTATIONS

Many high-yield bonds contain redemption or call provisions which might be expected to be exercised in periods of decreasing interest rates. Should bonds in which the High-Yield Bond Fund has invested be redeemed or called during such an interest rate environment, the Fund would have to sell such securities without reference to their investment merit and reinvest the proceeds received in lower yielding securities, resulting in a decreased return for investors in the High-Yield Bond Fund. In addition, such redemptions or calls may reduce the High-Yield Bond Fund's asset base over which the Fund's investment expenses may be spread.

                            LIQUIDITY AND VALUATION

Because of periods of relative illiquidity, many high-yield bonds may be thinly traded. As a result, the ability to accurately value high-yield bonds and determine the net asset value of the High-Yield Bond Fund, as well as the Fund's ability to sell such securities, may be limited. Public perception of and adverse publicity concerning high-yield securities may have a significant negative impact on the value and liquidity of high-yield securities, even though not based on fundamental investment analysis.

                               TAX CONSIDERATIONS

To the extent that a Fund invests in securities structured as zero coupon bonds, or other securities issued with original issue discount, the Fund will be required to report interest income even though no cash interest payment is received. Because such income is not represented by cash, the Fund may be required to sell other securities in order to satisfy the distribution requirements applicable to regulated investment companies under the Internal Revenue Code of 1986 ("IRC").

                      THE ENTERPRISE Group of Funds, Inc.

                                FUND COMPOSITION

As of March 31, 1998, the High-Yield Bond Fund consisted of securities classified as follows:

                                     PERCENTAGE OF
CATEGORY                                 FUND
BB.................................       23%
B..................................       71%
CCC................................        1%
Non-rated*.........................        5%

---------------

* Equivalent ratings for these securities would have been B.

                                     REITS

Each Fund may invest up to 10% of its total assets in the securities of real estate investment trusts ("REITs"). REITs are pooled investment vehicles which invest in real estate and real estate-related loans. The value of a REIT's shares generally is affected by changes in the value of the underlying investments of the trust.

                              HEDGING TRANSACTIONS

Except as otherwise indicated, the Fund Managers, other than for the Money Market Fund, may engage in the following hedging transactions to seek to hedge all or a portion of a Fund's assets against market value changes resulting from changes in equity values, interest rates and currency fluctuations. Hedging is a means of offsetting, or neutralizing, the price movement of an investment by making another investment, the price of which should tend to move in the opposite direction from the original investment.

The Funds will not engage in hedging transactions for speculative purposes but only as a hedge against changes resulting from market conditions in the values of securities owned or expected to be owned by the Funds. Unless otherwise indicated, a Fund will not enter into a hedging transaction (except for closing transactions) if, immediately thereafter, the sum of the amount of the initial deposits and premiums on open contracts and options would exceed 5% of the Fund's total assets taken at current value.

                               CERTAIN SECURITIES

The Funds may invest in the following described securities, except as otherwise indicated. These securities are commonly referred to as derivatives. A Fund's investment in such securities, in the aggregate, may not exceed 5% of net assets at the time of investment; provided, however, that the International Growth Fund, the High-Yield Bond Fund, and the Government Securities Fund may invest up to 20% of their net assets in such securities.

                                  CALL OPTIONS

The Funds, other than the Money Market Fund, may write (sell) call options that are listed on national securities exchanges or are available in the over-the-counter market through primary broker-dealers. Call options are short-term contracts with a duration of nine months or less. Such Funds may only write call options which are "covered," meaning that the Fund either owns the underlying security or has an absolute and immediate right to acquire that security, without additional cash consideration, upon conversion or exchange of other securities currently held in the Fund. In addition, no Fund will, prior to the expiration of a call option, permit the call to become uncovered. If a Fund writes a call option, the purchaser of the option has the right to buy (and the Fund has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The amount paid to the Fund by the purchaser of the option is the "premium." The Fund's obligation to deliver the underlying security against payment of the exercise price would terminate either upon expiration of the option or earlier if the Fund were to effect a "closing purchase transaction" through the purchase of an equivalent option on an exchange. The Fund would not be able to effect a closing purchase transaction after it had received notice of exercise. The International Growth Fund may purchase and write covered call options on foreign and U.S. securities and indices and enter into related closing transactions.

                      THE ENTERPRISE Group of Funds, Inc.

Generally, such a Fund intends to write listed covered calls when it anticipates that the rate of return from so doing is attractive, taking into consideration the premium income to be received, the risks of a decline in securities prices during the term of the option, the probability that closing purchase transactions will be available if a sale of the securities is desired prior to the exercise, or expiration of the options, and the cost of entering into such transactions. A principal reason for writing calls on a securities portfolio is to attempt to realize, through the receipt of premium income, a greater return than would be earned on the securities alone. A covered call writer such as a Fund, which owns the underlying security, has, in return for the premium, given up the opportunity for profit from a price increase in the underlying security above the exercise price, but it has retained the risk of loss should the price of the security decline.

The writing of covered call options involves certain risks. A principal risk arises because exchange and over-the-counter markets for options may be limited; it is impossible to predict the amount of trading interest which may exist in such options, and there can be no assurance that viable exchange and over-the-counter markets will develop or continue. The Funds will write covered call options only if there appears to be a liquid secondary market for such options. If, however, an option is written and a liquid secondary market does not exist, it may be impossible to effect a closing purchase transaction in the option. In that event, the Fund may not be able to sell the underlying security until the option expires or the option is exercised, even though it may be advantageous to sell the underlying security before that time.

                                      PUTS

The Funds, except the Government Securities Fund and the Money Market Fund, may purchase put options ("Puts") which relate to (i) securities (whether or not they hold such securities); (ii) Index Options (described below whether or not they hold such Options); or (iii) broadly-based stock indexes. The Funds, except the Government Securities Fund and Money Market Fund, may write covered put options. The Fund will receive premium income from writing covered put options, although it may be required, when the put is exercised, to purchase securities at higher prices than the current market price. The High-Yield Bond Fund may invest up to 10% of the value of the Fund in Puts.

                               FUTURES CONTRACTS

All Funds may, other than the Money Market Fund, enter into contracts for the future acquisition or delivery of securities ("Futures Contracts") including index contracts and foreign currencies, and may also purchase and sell call options on Futures Contracts. These Funds may use this investment technique to hedge against anticipated future adverse price changes which otherwise might either adversely affect the value of the Fund's securities or currencies held in the Fund, or to hedge anticipated future price changes which adversely affect the prices of stocks, long-term bonds or currencies which the Fund intends to purchase at a later date. Alternatively, the Funds may enter into Futures Contracts in order to hedge against a change in interest rates which will result in the premature call at par value of certain securities which the Fund has purchased at a premium. If stock, bond or currency prices or interest rates move in an unexpected manner, the Fund would not achieve the anticipated benefits of Futures Contracts.

The use of Futures Contracts involves special considerations or risks not associated with the primary activities engaged in by any Funds. Risks of entering into Futures Contracts include: (1) the risk that the price of the Futures Contracts may not move in the same direction as the price of the securities in the various markets; (2) the risk that there will be no liquid secondary market when the Fund attempts to enter into a closing position; (3) the risk that the Fund will lose an amount in excess of the initial margin deposit; and (4) the fact that the success or failure of these transactions for the Fund depends on the ability of the Fund Manager to predict move-

                      THE ENTERPRISE Group of Funds, Inc.

ments in stock, bond, currency prices and interest rates.

                                 INDEX OPTIONS

All the Equity Funds may invest in options on stock indexes. These options are based on indexes of stock prices that change in value according to the market value of the stocks they include. Some stock index options are based on a broad market index, such as the New York Stock Exchange Composite Index or the S&P
500. Other index options are based on a market segment or on stocks in a single industry. Stock index options are traded primarily on securities exchanges.

Because the value of an index option depends primarily on movements in the value of the index rather than in the price of a single security, whether a Fund will realize a gain or loss from purchasing or writing an option on a stock index depends on movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment rather than changes in the price of a particular security. Consequently, successful use of stock index options by a Fund will depend on that Fund Manager's ability to predict movements in the direction of the stock market generally or in a particular industry. This requires different skills and techniques than predicting changes in the value of individual securities.

                              INTEREST RATE SWAPS

In order to attempt to protect the Fund investments from interest rate fluctuations, the Funds may engage in interest rate swaps. The Funds tend to use interest rate swaps as a hedge and not as a speculative investment. Interest rate swaps involve the exchange between the Fund and another party of their respective rights to receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if the Fund holds an interest-paying security whose interest rate is reset once a year, it may swap the right to receive interest at a rate that is reset daily. Such a swap position would offset changes in the value of the underlying security because of subsequent changes in interest rates. This would protect the Fund from a decline in the value of the underlying security due to rising rates, but would also limit its ability to benefit from falling interest rates.

The Fund will enter into interest rate swaps only on a net basis (i.e., the two payments streams will be netted out, with Fund receiving or paying as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid high grade debt securities having an aggregate net asset value at least equal to the accrued excess, will be maintained in a segregated account by the Fund's custodian bank.

The use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If the Fund Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique were never used. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Thus, if the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

                    FOREIGN CURRENCY VALUES AND TRANSACTIONS

Investments in foreign securities will usually involve currencies of foreign countries, and the value of the assets of the International Growth Fund and the Global Financial Services Fund (and of the other Funds that may invest in foreign securities to a much lesser extent) as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the International Growth Fund may incur costs in connection with conversions between various currencies.

The normal currency allocation of the International Growth Fund is identical to the currency mix of the

                      THE ENTERPRISE Group of Funds, Inc.

Benchmark, the EAFE Index. The Fund expects to maintain this normal currency exposure when global currency markets are fairly priced relative to each other and relative to associated risks. The Fund may actively deviate from such normal currency allocations to take advantage of or to protect the Fund from risk and return characteristics of the currencies and short-term interest rates when those prices deviate significantly from fundamental value. Deviations from the Benchmark are determined by the Fund Manager based upon its research.


To manage exposure to currency fluctuations, the Fund may alter equity or money market exposures (in its normal asset allocation mix as previously identified), enter into forward currency exchange contracts, buy or sell options, futures or options on futures relating to foreign currencies and may purchase securities indexed to currency baskets. The Fund will also use these currency exchange techniques in the normal course of business to hedge against adverse changes in exchange rates in connection with purchases and sales of securities. Some of these strategies may require the Fund to set aside liquid assets in a segregated custodial account to cover its obligations. These techniques are further described below.

The Fund may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., "forward foreign currency" contract or "forward" contract). A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. The Fund will convert currency on a spot basis from time to time and investors should be aware of the potential costs of currency conversion.

When the Fund Manager believes that the currency of a particular country may suffer a significant decline against the U.S. dollar or against another currency, the Fund may enter into a currency contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency.

At the maturity of a forward contract, the Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by repurchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Fund may realize a gain or loss from currency transactions.

The Fund also may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the Fund's exposure to changes in currency exchange rates. Call options on foreign currency written by the Fund will be "covered", which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by the Fund, the Fund will establish a segregated account with its custodian bank consisting of cash, U.S. government securities or other high-grade liquid debt securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put.

                            CERTAIN OTHER SECURITIES

Except as otherwise indicated, the Funds may purchase the following securities, the purchase of which involves certain risks described below. Unless otherwise indicated, a Fund will not purchase a category of such securities if the value of such category, taken at current value, would exceed 5% of the Fund's total assets.

                              MASTER DEMAND NOTES

All Funds may purchase variable amount master demand notes. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a

                      THE ENTERPRISE Group of Funds, Inc.

commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Since there is no secondary market for these notes, the appropriate Fund Managers, subject to the overall review of the Fund's Directors and the Adviser, monitor the financial condition of the issuers to insure that they are able to repay the notes.

                             REPURCHASE AGREEMENTS

All Funds may enter into repurchase agreements having maturities of one business day. When a Fund acquires securities from a bank or broker-dealer, it may simultaneously enter into a repurchase agreement with the same seller pursuant to which the seller agrees at the time of sale to repurchase the security at a mutually agreed upon time and price. In such instances, the Fund's Custodian has possession of the security or collateral for the seller's obligation. If the seller should default on its obligation to repurchase the securities, the Fund may experience delays, difficulties or other costs when selling the securities held as collateral and may incur a loss if the value of the collateral declines. The appropriate Fund Managers, subject to the overall review by the Fund's Directors and the Adviser, monitor the value of the collateral as to repurchase agreements, and they monitor the creditworthiness of the seller and must find it satisfactory before engaging in repurchase agreements. The Funds enter into repurchase agreements only with Federal Reserve member banks that have net worth of at least $100,000,000 and outstanding commercial paper of the two highest rating categories assigned by Moody's or S&P or with broker-dealers that are registered with the Securities and Exchange Commission, are members of the National Association of Securities Dealers, Inc. ("NASD") and have similarly rated commercial paper outstanding. Any repurchase agreements entered into by the Funds will be fully collateralized and marked to market daily, other than those entered into by the Money Market Fund, which are valued on an amortized cost basis.

                       RESTRICTED OR ILLIQUID SECURITIES

Each Fund may invest up to 10% of its net assets in restricted securities (privately placed equity or debt securities) or other securities which are not readily marketable.

                               FOREIGN SECURITIES

As noted above, the International Growth Fund will invest primarily in foreign securities and the Global Financial Services Fund may invest 50% or more of its total assets in such securities. All other Funds, except the Government Securities Fund, the Tax-Exempt Income Fund and the Money Market Fund, may, subject to the 20% limitation, invest in foreign securities as well as both sponsored and unsponsored ADRs, and European Depository Receipts ("EDRs") which are securities of U.S. issuers backed by securities of foreign issuers. There may be less information available about unsponsored ADRs and EDRs, and therefore, they may carry higher credit risks. The Funds may also invest in securities of foreign branches of domestic banks and domestic branches of foreign banks.

Investments in foreign equity and debt securities involve risks different from those encountered when investing in securities of domestic issuers. The appropriate Fund Managers and the Adviser, subject to the overall review of the Fund's Directors, evaluate the risks and opportunities when investing in foreign securities. Such risks include trade balances and imbalances and related economic policies; currency exchange rate fluctuations; foreign exchange control policies; expropriation or confiscatory taxation; limitations on the removal of funds or other assets; political or social instability; the diverse structure and liquidity of securities markets in various countries and regions; policies of governments with respect to possible nationalization of their own industries; and other specific local, political and economic considerations.

                              FORWARD COMMITMENTS

Securities may be purchased on a "when issued" or on a "forward delivery" basis, which means it may take as long as 120 days before such obligations are deliv-

                      THE ENTERPRISE Group of Funds, Inc.

ered to a Fund. The purpose of such investments is to attempt to obtain higher rates of return or lower purchase costs than would be available for securities purchased for immediate delivery. Securities purchased on a when issued or forward delivery basis involve a risk that the value of the security to be purchased may decline prior to the settlement date. In addition, if the dealer through which the trade is made fails to consummate the transaction, the Fund may lose an advantageous yield or price. The Fund does not accrue income prior to delivery of the securities in the case of forward commitment purchases. The 5% limitation does not apply to the International Growth, Government Securities and Tax-Exempt Income Funds which will have a 20% limitation.

                          TEMPORARY DEFENSIVE TACTICS

Any or all of the Funds may at times for defensive purposes, at the determination of the Fund Manager, temporarily place all or a portion of their assets in cash, short-term commercial paper (i.e. short-term unsecured promissory notes issued by corporations to finance short-term credit needs), United States Government securities, high-quality debt securities (including "Eurodollar" and "Yankee Dollar" obligations, i.e., U.S. issuer borrowings payable overseas in U.S. funds and obligations of foreign issuers payable in U.S. funds), and obligations of banks when in the judgment of the Fund Manager such investments are appropriate in light of economic or market conditions. The Money Market Fund may at times for defensive purposes temporarily place all or a portion of its assets in cash, when in the judgment of the Fund Manager such an investment is appropriate in light of economic or market conditions. For temporary defensive purposes, the International Growth Fund may invest in all of the above, both foreign and domestic, including foreign currency, foreign time deposits, and foreign bank acceptances. When a Fund takes a defensive position, it may not be following the fundamental investment policy of the Fund.

                               PORTFOLIO TURNOVER

In carrying out the investment policies described in this Prospectus, each Fund expects to engage in a substantial number of securities portfolio transactions, and the rate of portfolio turnover will not be a limiting factor when a Fund Manager deems it appropriate to purchase or sell securities for a Fund. However, no Fund's annual portfolio turnover rate (other than the Money Market Fund for which, due to the short-term nature of its investment, a portfolio turn-over rate is not applicable and the High-Yield Bond Fund) is expected to exceed 100%.

A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund's purchases or sales of securities by the average investments of the Fund. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs which are borne directly by a Fund. Each Fund intends to elect and to comply with the various provisions of the IRC so as to qualify as a "regulated investment company" thereunder. (See "Taxes".)

                                   INVESTMENT
                                  RESTRICTIONS

Except as indicated, each of the Funds has adopted certain investment restrictions and limitations for the purpose of reducing their exposure in specific situations.

No Fund will: (1) as to 75% of the assets of each Fund, invest more than 5% of the value of its total assets in the securities of any single issuer (other than cash items and U.S. government securities, as defined in the Investment Company Act of 1940) if such purchase would cause more than 5% of the value of its assets to be invested in the securities of such issuer; (2) purchase more than 10% of the voting securities of any issuer; (3) invest more than 5% of its total assets in the securities of companies that have a continuous operating history of less than three years (the Global Financial Services, High-Yield Bond and Tax-Exempt Income Funds are not subject to this

                      THE ENTERPRISE Group of Funds, Inc.

restriction); (4) except as to the Money Market Fund (as described below) and the Global Financial Services Fund, invest more than 25% of its total assets in any one industry, provided that: (i) this limitation does not apply to investments in U.S. Government Securities as well as its agencies and instrumentalities, general obligation bonds, or Municipal Securities other than industrial development bonds issued by non-governmental users; and (ii) utility companies will be divided according to their services (for example, gas, gas transmission, electric, electric and gas, and telephone will each be considered as a separate industry); (5) borrow money, except from a bank and only for temporary or emergency purposes, and such borrowings will not exceed 5% of the lower of the value or cost of the Fund's total assets; or (6) pledge, mortgage or hypothecate its assets to an extent greater than 5% of the value of its total assets. For purposes of restrictions (1) and (2), each Fund will regard the entity which has ultimate responsibility for the payment of interest and principal as the issuer. Notwithstanding restriction (4), the Money Market Fund may invest in excess of 25% of its total assets in U.S. Government Securities as well as its agencies and instrumentalities, and certain bank instruments issued by domestic banks. See "Investment Restrictions" in the Statement of Additional Information.

These investment limitations, and other limitations that are fundamental policies, that are described in greater detail in the Statement of Additional Information, may be changed only with the approval of the holders of a majority of the shares of a Fund.

In addition, management of the Fund has adopted the following restrictions which apply to all of the Funds and may be changed only by the Board of Directors of the Fund. No Fund will: (A) lend its assets to any person or individual, except by the purchase of bonds or other debt obligations customarily sold to institutional investors; (B) invest more than 5% of the value of its net assets, valued at the lower of cost or market, in warrants (Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by a Fund in units or attached to securities may be deemed to be without value.), (C) invest in oil, gas, or other mineral leases, or (D) engage in arbitrage transactions.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment's percentage of the value of a Fund's total assets resulting from a change in portfolio value or assets will not constitute a violation of the percentage restrictions.

The Managed Fund will not invest more than 5% of the value of its total assets in high-yield securities.

In order to qualify for federal income tax treatment as a regulated investment company for a taxable year, each Fund must, among other things, (a) derive at least 90% of its gross income during such taxable year from qualifying income (i.e., dividends, interest, payments with respect to loans of stock and securities, and gains from the sale or other disposition of stock or securities or options thereon); (b) diversify its holdings so that, at the end of each fiscal quarter of such taxable year, (i) at least 50% of the market value of its total assets is represented by cash, cash items, U.S. Government Securities, securities of other regulated investment companies, and other securities limited, in the case of other securities for purposes of this calculation, in respect of any one issuer, to an amount not greater than 5% of the value of its total assets or 10% of the voting securities of the issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government Securities).

No Fund may invest more than 5% of its total assets in the securities of a company that receives more than 15% of its revenues from "securities-related activities." Securities-related activities are activities as a broker, dealer, underwriter or investment adviser (a "securities issuer"). Further, immediately after the purchase of an equity security of a securities issuer, no Fund may own more than 5% of the outstanding securities of that class of the issuer's equity securities. In addition, immediately after the purchase of any

                      THE ENTERPRISE Group of Funds, Inc.

securities issuer's debt securities, no Fund may own more than 10% of the outstanding principal amount of the issuer's debt securities.

                                HOW TO PURCHASE
                                  FUND SHARES

Enterprise Fund Distributors, Inc. ("the Distributor"), is the principal underwriter for shares of the Fund. The Distributor, whose address is Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326, is a subsidiary of Enterprise Capital Management, Inc. Purchases can be made through most investment dealers who, as part of the service they provide, must transmit orders promptly. The Funds offer four separate Classes of shares: Class A, B, C and Y shares, each with a different combination of sales charges, ongoing fees and other features. The offering of Class A, B, C and Y shares presents the investor with the opportunity to choose the sales charge and distribution fee arrangement which is most beneficial, depending on the amount of purchase, the length of time the investor expects to hold the shares, and other circumstances.

Each Class of shares of a Fund represents an identical interest in the investment portfolio of that Fund and has the same rights, except that (i) the Class A, B and C shares bear the expenses related to distribution and servicing of such shares, (ii) the Class A, B and C shares have exclusive voting rights with respect to matters related to distribution and servicing expenditures, and
(iii) and only Class B shares have a conversion feature. The Classes also have separate exchange privileges. (See "How to Exchange Shares Among the Funds.") The income attributable to each Class and the dividends payable on the shares of each Class will be reduced by the amount of the distribution fee or service fee, if any, payable by that Class. The distribution-related fees paid with respect to any Class will not be used to finance the distribution expenditures of another Class. Sales personnel may receive different compensation for selling different Classes of shares.


The following table sets forth a summary of the distribution arrangements for Class A, B and C shares of a Fund. A more detailed description of Class A, B and C shares are set forth below.


                            ANNUAL 12B-1
                            DISTRIBUTION        OTHER
            SALES CHARGE   AND SERVICE FEE   INFORMATION
            ------------   ---------------   -----------
Class
  A......  Maximum 4.75%   0.45%            Initial sales
           initial sales   distribution     charge may be
           charge (except  fee (except      waived or
           Money Market)   Money Market)    reduced in
                                            certain
                                            circumstances.
                                            $1 million
                                            purchases,
                                            pursuant to
                                            waiver of
                                            sales charge,
                                            are subject to
                                            a CDSC if
                                            redeemed
                                            within two
                                            years.
Class
  B......  CDSC for a      0.75%            Shares convert
           period of six   distribution     to Class A
           years equal to  fee and 0.25%    Shares
           5.00% during    service fee      approximately
           the first year  (except Money    eight years
           and declining   Market)          after
           to 0.00% after                   purchase.
           the sixth                        Available only
           year.                            to investors
                                            purchasing
                                            less than
                                            $250,000 in
                                            the aggregate.
Class
  C......  CDSC for a      0.75%            Available only
           period of one   distribution     to investors
           year equal to   fee and 0.25%    purchasing
           1.00%           service fee      less than
                           (except Money    $1,000,000 in
                           Market)          the aggregate.

In deciding which Class of shares to purchase, you should consider, investment goals, present and anticipated, purchase amounts, time horizons and temperaments. In addition, consideration should be given to: (1) the length of time you expect to hold your shares, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or upon redemption), (3) whether you qualify for the reduction or waiver of any applicable sales charge, (4) the various exchange privileges among different classes of shares and (5) the fact that Class B shares automatically convert to Class A shares approximately eight years after purchase. In addition, you should review certain eligibility requirements that may apply to purchasing a particular class of shares. (See, "Buying Class A Shares," "Buying Class B Shares" and "Buying Class C Shares" below.)

                      THE ENTERPRISE Group of Funds, Inc.

Initial investments per Class per Fund are subject to a minimum of $1,000, with subsequent investments made in amounts of $50 or more through the Fund's Transfer Agent or through dealers, subject to the following exceptions: (a) a lower initial minimum of $250 is accepted in connection with the Retirement Plans, with a minimum subsequent investment of $25; and (b) a lower initial minimum of $100 is accepted in connection with the Automatic Bank Draft Plan, with a minimum $25 for subsequent investments.

All purchases made by check should be in U.S. dollars and made payable to The Enterprise Group of Funds, Inc., or in the case of a retirement account, the custodian or trustee. Third-party checks will not be accepted. When purchases are made by check or periodic account investment, redemptions will not be allowed until the investment being redeemed has been in the account for seven calendar days.

For accounts with balances under $1,000, an annual service charge of $25 per account registration per Fund will apply, excluding Automatic Bank Draft Plan Accounts, Automatic Investment Plan Accounts, Retirement Accounts and Savings Plan Accounts.

From time to time, the Fund temporarily may suspend the offering of shares of one or more of its Classes or Funds to new investors. During the period of such suspension, persons who are already shareholders of any such Class or Fund normally will be permitted to continue to purchase additional shares and to have dividends reinvested.


Fund shares are purchased at the net asset value (plus, with the exception of the Money Market Fund Class A shares, the applicable sales charge) next determined after the application for purchase of shares is received by the Enterprise Shareholder Services Division of the Fund's Transfer Agent, National Financial Data Services, Inc. (the "Transfer Agent"). The Distributor or the Fund may reject any orders.


During the period from November 3, 1997, through December 31, 1997, the Distributor reallowed the full applicable sales charge to certain broker/dealers with respect to the sale of shares of the Growth and Income Fund, Equity Fund, and Small Company Growth Fund of the Fund.


BUYING CLASS A SHARES. Class A Fund shares are offered to the public at the net asset value next computed after receipt of the purchase order plus a maximum sales charge as to all Funds, other than the Money Market Fund Class A shares, which carries no sales charge, of 4.75% of the offering price (4.99% of the amount invested) on a single purchase of up to $100,000. The sales charge is reduced on single purchases of $100,000 or more pursuant to the following table:


                                                                   DEALER
                                               SALES CHARGE       DISCOUNT
                               SALES CHARGE        AS A           OR AGENCY
                                   AS A        PERCENTAGE OF      FEE AS A
                              PERCENTAGE OF       AMOUNT        PERCENTAGE OF
                              OFFERING PRICE     INVESTED      OFFERING PRICE*
                              --------------   -------------   ---------------
Up to $99,999...............    4.75%           4.99%             4.00%
$100,000 up to $249,999.....    3.75%           3.90%             3.00%
$250,000 up to $499,999.....    2.50%           2.56%             2.00%
$500,000 up to $999,999.....    2.00%           2.04%             1.50%
$1,000,000 and up...........    None             None           See Below

---------------
* From time to time upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow dealer up to the full sales charges shown above. During such periods, dealers may be deemed to have certain additional responsibilities under the securities laws. In addition, the Distributor may sponsor sales contests and provide to all qualifying dealers, from its own profits and resources, additional compensation in the form of trips or merchandise.

Purchases of $1 million or more of Class A shares have no initial sales charge but are subject to a contingent deferred sales charge ("CDSC") if held for less than two years. The Distributor will pay authorized dealers an amount equal to 1% of the first $4.99 million of such purchases, plus .75 of 1% of amounts from $5-19.99 million, plus .50 of 1% of amounts in excess of $20 million. A CDSC of 1% will be imposed on the proceeds of the redemption of shares if they are redeemed within 24 months of the end of the calendar month of their purchase, in an amount of the lesser of (A) the net asset value of shares at the time of purchase or (B) the net value of the shares at the time of redemption. The CDSC will be deducted from the redemption proceeds otherwise payable to the shareholder and will be retained by the Distributor.

In determining the amount of purchase of Class A shares, the aggregate dollars being invested in all

                      THE ENTERPRISE Group of Funds, Inc.

Funds excluding all dollars that have never been subject to a sales charge at one time or pursuant to a Letter of Intent by the investor, are aggregated to determine the applicable sales charge.

No sales charge applies to the reinvestment of dividends or capital gains distributions, except for dividends earned on the Money Market Fund and subsequently invested in a Fund other than the Money Market Fund.


No sales charge applies to purchases of Class A shares by any of the following:
(a) selling brokers, their employees and their registered representatives; (b) employees, clients or direct referrals of any Fund Manager or of Evaluation Associates, Inc. ("EAI"); (c) directors, former directors, employees or retirees of the Fund or of The Mutual Life Insurance Company of New York ("MONY") and its subsidiaries; (d) family including spouses, parents, siblings, children and grandchildren and employee benefit plans of any of the foregoing; (e) certain employee benefit plans qualified under Sections 401 and 403 of the IRC, including salary reduction plans qualified under Section 401(k) of IRC and certain payroll deduction plans, subject to minimum requirements with respect to number of participants or plan assets which may be established by the Distributor; (f) MONY and its subsidiaries; (g) clients of fee-based financial planners; and (h) financial institutions and financial institutions' trust departments for funds over which they exercise exclusive discretionary investment authority and which are held in fiduciary, agency, advisory, custodial or similar capacity.


In addition, members of certain associations, fraternal groups, franchise organizations and unions may enter into an agreement with the distributor which allows members to purchase shares of the Fund Class A shares at a sales load equal to 75% of the percentages in the above table, subject to minimum requirements, with respect to number of participants or plan assets which may be established by the Distributor. The Dealer Discount will also be adjusted in like manner.

An investor seeking a reduction in sales charge with respect to a waiver of sales charge by reason of being a member of the above-described groups, must describe the basis for the requested reduction or waiver in documents accompanying any new investment. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value or at a reduced sales charge at any time.

BUYING CLASS B SHARES. Purchases of Class B shares will be processed at the net asset value next determined after receipt of your purchase order for less than $250,000. While not subject to a front-end sales charge, Class B shares may be subject to a CDSC upon redemption. If Class B shares of any Fund are redeemed within six years after the date on which a purchase order for Class B shares was accepted, a CDSC will be imposed by applying the appropriate percentage indicated below to the lesser of: (1) the net asset value of such shares at the time of purchase or (2) the net asset value of such shares at the time of redemption. The CDSC will be deducted from the redemption proceeds otherwise payable to the shareholder and will be retained by the Distributor. The CDSC to be imposed on such share redemptions will be assessed according to the following schedule:

YEARS SINCE PURCHASE ORDER OF LESS         APPLICABLE CLASS B
    THAN $250,000 WAS ACCEPTED      CONTINGENT DEFERRED SALES CHARGE
----------------------------------  --------------------------------
Up to one year..................                  5.00%
One year or more but less than 2
  years.........................                  4.00%
Two years or more but less than 3
  years.........................                  4.00%
Three years or more but less than
  4 years.......................                  3.00%
Four years or more but less than 5
  years.........................                  2.00%
Five years or more but less than 6
  years.........................                  1.00%
Six or more years...............                  None

CONVERSION OF CLASS B SHARES. Class B shares will automatically convert to Class A shares of the same Fund eight years after the end of the calendar month in which the purchase order for Class B shares was accepted, on the basis of the relative net asset values of the two classes and subject to the following terms:
Class B shares acquired through the reinvestment of dividends and distributions ("reinvested Class B shares") will be converted to Class A shares on a pro rata basis only when Class B shares not acquired through reinvestment of dividends or distributions

                      THE ENTERPRISE Group of Funds, Inc.

("purchased Class B shares") are converted. The portion of reinvested Class B shares to be converted will be determined by the ratio that the purchased Class B shares eligible for conversion bear to the total amount of purchased Class B shares eligible in the shareholder's account. For the purposes of calculating the holding period, Class B shares will be deemed to have been issued on the sooner of: (a) the date on which the issuance of Class B shares occurred, or (b) for Class B shares obtained by an exchange or series of exchanges, the date on which the issuance of the original Class B shares occurred. This conversion to Class A shares will relieve Class B shares that have been outstanding for at least eight years (a period of time sufficient for the Distributor to have been compensated for distribution expenses related to such Class B shares) from the higher ongoing distribution fee paid by Class B shares. Only Class B shares have this conversion feature. Conversion of Class B shares to Class A shares is contingent on the continuing availability of a private letter revenue ruling from the Internal Revenue Service affirming that such conversion does not constitute a taxable event for the shareholder under the IRC. If such revenue ruling or an opinion of counsel is no longer available, conversion of Class B shares to Class A shares would have to be suspended, and Class B shares would continue to be subject to the Class B distribution fee until redeemed.

BUYING CLASS C SHARES. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.00% will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increased due to the reinvestment of dividends and capital gains distributions). The Class C contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 12 months, and (3) shares held the longest during the 12-month period.

REINVESTMENT PRIVILEGE. A shareholder of the Fund who redeems Shares and incurs a contingent deferred sales charge ("CDSC") may utilize a one-time privilege to reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in shares of the same Class of the Fund within 180 days of redemption. The amount of any CDSC also will be reinvested. The reinvested shares will retain their original cost and purchase date for the purposes of the CDSC. The return of such CDSC may affect determination of gain or loss or the original transaction for federal income tax purposes. The reinvestment privilege may be terminated or modified at any time.

EXEMPTIONS FROM CLASS A, B AND C CDSC. No CDSC will be imposed when a shareholder redeems Class A, B or C shares in the following instances: (a) shares or amounts representing increases in the value of an account above the net cost of the investment due to increases in the net asset value per share;
(b) shares acquired through reinvestment of income dividends or capital gains distributions; (c) shares acquired by exchange from any Enterprise Fund, other than the Class A Money Market Fund where the exchanged shares would not have been subject to a CDSC upon redemption; and (d) Class A shares purchased in the amount of $1 million or more if held for more than twenty-four (24) months, Class B shares held for more than six years and Class C shares held for more than one year.

                      THE ENTERPRISE Group of Funds, Inc.

The CDSC does not apply to purchases of Class A shares at net asset value described under "Net Asset Value Purchases" above and will be waived in the case of redemptions of Class A, B or C shares in connection with (i) distributions to participants or beneficiaries of plans qualified under Section 401(a) of the IRC or from custodial accounts under the IRC Section 403(b)(7), individual retirement accounts under the IRC Section 408(a), deferred compensation plans under the IRC section 457 and other employee benefit plans ("plans"), and returns of excess contributions made to these plans, (ii) withdrawals under an automatic withdrawal plan where the annual withdrawal does not exceed 10% of the value of the account (only for Class B shares); and (iii) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum. A shareholder will be credited with any CDSC paid in connection with the redemption of any Class A, B shares if within 180 days after such redemption, the proceeds are invested in the same Class of shares in the same and/or another Enterprise Fund.

In determining whether the Class A, B or C CDSC is payable, it will be assumed that shares are not subject to a CDSC are redeemed first and that other shares are then redeemed in the order purchased. No CDSC will be imposed on exchanges to purchase shares of another Enterprise Fund although a CDSC will be imposed on shares of the acquired Enterprise Fund purchased by exchange of shares subject to a CDSC. The imposition of an assessment of a CDSC will occur as of the date of the initial investment.

SPECIAL FIDUCIARY RELATIONSHIPS. The CDSC will not apply with respect to purchase of Class A shares for which the selling dealer is not permitted to receive a sales load or redemption fee imposed on a shareholder with whom such dealer has a fiduciary relationship in accordance with provisions of the Employee Retirement Income Security Act and regulations thereunder. If such dealer agrees to the reimbursement provision described below, no sales charge will be imposed on sales of $1,000,000 or more and the Distributor will pay to the selling dealer a commission described above in "How to Buy Class A Shares."

For the period of 13 months from the date of the sales referred to in the above paragraph, the distribution fee payable by a Fund to the Distributor pursuant to the Fund's Distribution Plan in connection with such shares will be retained by the Distributor. In the event of a redemption of any such shares within 24 months of purchase, the selling dealer will reimburse the Distributor for the amount of commission paid less the amount of the distribution fee with respect to such shares.

OTHER DEALER COMPENSATION. The Distributor will provide additional compensation to dealers in connection with sales of shares of the Funds and other mutual funds distributed by the Distributor including promotional gifts (which may include gift certificates, dinners and other items), financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns. In some instances, these incentives may be made available only to dealers whose representatives have sold or are expected to sell significant amounts of shares.

HOW THE NET ASSET VALUE IS COMPUTED. The net asset value per share for each Class of each Fund of the Fund is determined by dividing the total value of the Fund's investments and other assets, less any liabilities, by the total number of outstanding shares of the Fund for each Class. Net asset value per share is determined at the close of trading on each day the New York Stock Exchange is open for trading except that net asset value per share of the International Growth Fund may not, in certain circumstances, be determined on days when the New York Stock Exchange is open for trading but one or more foreign stock exchanges are not open for trading. The net asset value per share is effective as of the time of computation. In determining net asset value, the price carried by the composite tape of all national exchanges is used.

                      THE ENTERPRISE Group of Funds, Inc.

Domestic equity securities are valued at the last sale price or, in the absence of any sale on that date, the closing bid price. Domestic equity securities without last trade information are valued at the last bid price. Domestic equity securities, for which market quotations are not readily available, and other assets are valued at fair value as determined in good faith by the Board of Directors. Debt securities and foreign securities are valued on the basis of independent pricing services approved by the Board of Directors, and such pricing services generally follow the same procedures in valuing foreign equity securities as are described above as to domestic equity securities.

Securities held by the Money Market Fund are valued on an amortized cost basis. The Securities and Exchange Commission's rules relating to the amortized cost method involve valuing a security at its cost and amortizing any discount or premium over the period until maturity, without taking into account the impact of fluctuating interest rates on the market value of the security unless the deviation from net asset value as calculated by using available market quotations exceeds 1/2 of 1%. At that point, the Board of Directors will promptly decide what action, if any, will be initiated. The Money Market Fund seeks to maintain a constant net asset value of $1.00 but there can be no assurance that the Money Market Fund will be able to maintain a stable net asset value. The Money Market Fund will not maintain a dollar-weighted average portfolio maturity which exceeds 90 days.

Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different net asset values and dividends for each class. It is expected, however, that the net asset values of the three classes will tend to converge immediately after the recording of dividends, which will differ by approximately the amount of the distribution and service related expense accrual differential among the classes.

SHARE CERTIFICATES. The Fund does not ordinarily issue certificates representing shares of the Funds. Instead, shares are held on deposit for shareholders by the Fund's Transfer Agent, which sends a statement of shares owned in each Fund to shareholders following each transaction in the shareholder's account. Certificates for full shares only (other than the Money Market Fund) are available at no charge at any time upon written request to the Transfer Agent. Special shareholder services such as telephone redemptions, exchanges, electronic funds transfers and wire orders are not available as to certificated shares.

                                  SHAREHOLDER
                                    SERVICES

For the convenience of investors, the following plans are available:

                          AUTOMATIC REINVESTMENT PLAN

Dividends and capital gains distributions may be automatically reinvested in the same Class of shares or, at the investor's election, may be paid out in cash. No sales charge is applied upon reinvestment of dividends or capital gains. This does not apply to Money Market Fund dividends invested in another Fund.

                           AUTOMATIC BANK DRAFT PLAN

An investor's bank account may be debited monthly for automatic investment into one or more of the Funds for each Class.

                           AUTOMATIC INVESTMENT PLAN

An investor may debit any Fund Account of a Class on a monthly basis for automatic investments into one or more of the other Funds of the same Class. The Fund from which the investment will be made is subject to the $1,000 minimum. The investor may then choose to have $50 or more transferred to either an established Enterprise Fund, or they may open a new account subject to an initial minimum investment of $100.

                          LETTER OF INTENT INVESTMENTS

Any investor may execute a Letter of Intent covering purchases of Class A shares of $100,000 or more, at the public offering price, of Fund shares to be made within a period of 13 months. A reduced sales charge

                      THE ENTERPRISE Group of Funds, Inc.

will be applicable to the total dollar amount purchased in the 13-month period provided at least $100,000 is purchased. The minimum initial investment under a Letter of Intent is 5% of the amount indicated in the Letter of Intent. Class A shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. When the full amount indicated has been purchased, the escrow will be released. Class A investors wishing to enter into a Letter of Intent in conjunction with their investment in shares of the Funds should complete the appropriate portion of the new account application.

                         RIGHT OF ACCUMULATION DISCOUNT

Investors who make an additional purchase of Class A shares of the Fund which, when combined with the value of their existing aggregate holdings of Class A shares of the Funds of the Fund, each calculated at the then applicable net asset value per share, at the time of the additional purchase, equals $100,000 or more, will be entitled to the reduced sales charge shown under "How to Purchase Fund Shares" above on the full amount of each additional purchase. For purposes of determining the discount, holdings of Fund shares of the investor's spouse, immediate family or accounts controlled by the investor whether as a single investor or trustee of a plan will be aggregated upon notification of applicable accounts from the investor.

                                 CHECK WRITING


Investors in the Money Market Fund Class A shares with opening balances in excess of $5,000 may redeem shares by check (a Redemption Check), as described under "Redemptions" below.


                       BANK PURCHASE AND REDEMPTION PLAN

Any investor may initiate an ACH (Automatic Clearing House) Purchase or Redemption directly to a bank account when proper instructions have been established on the account.

                           SYSTEMATIC WITHDRAWAL PLAN

The owner of $5,000 or more of a class of a Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The payee may include a life insurance company, including MONY, the parent of Enterprise Capital. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. The minimum periodic payment is $100. The maximum annual rate at which Class B shares may be redeemed under a systematic withdrawal plan is 10% of the net asset value of the account. Shares are redeemed on the fifteenth day of the month or the preceding business day if the fifteenth is a Saturday or Sunday. Any income or capital gain dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, a Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals. Enterprise will waive the contingent deferred sales charge on redemptions of Class B and C shares made pursuant to a systematic withdrawal plan. The right is reserved to amend the systematic withdrawal plan on 30 days' notice. The

                      THE ENTERPRISE Group of Funds, Inc.

plan may be terminated at any time by the investor or the Funds.

                                RETIREMENT PLANS

Shareholders may adopt Profit Sharing Plan, Money Purchase Plan, IRA and other retirement plans funded by Fund shares and other investment which plans have been approved by the Internal Revenue Service.

The costs of these plans (exclusive of the retirement plans on which a $10 annual custodial fee is charged) are paid by the Distributor, except for the normal cost of issuing shares, which is paid by the Funds of the Fund. Additional information concerning these plans is available from the Distributor upon request.

                                HOW TO EXCHANGE
                                SHARES AMONG THE
                                     FUNDS

An exchange represents the sale of shares of one Fund and the purchase of shares of another, which may produce a gain or loss for tax purposes.

Shares of a Fund which are not subject to a CDSC exchange will be processed at the net asset value next determined after the Transfer Agent receives your exchange request. Shares of a Fund which are subject to a CDSC will be exchangeable on the basis of the relative net asset value per share without payment of any CDSC which might otherwise be due upon redemption of the shares of the Fund. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period for the newly acquired shares of the other Enterprise Fund. The exchange feature may be modified or discontinued at any time, upon notice to shareholders in accordance with applicable rules adopted by the Securities and Exchange Commission ("SEC"). Your exchange may be processed only if the shares of the Fund to be acquired are eligible for sale in your state and if the exchange privilege may be legally offered in your state.

EXCHANGES OF CLASS A SHARES. You may exchange your Class A shares for Class A shares of any other Enterprise Fund. Class A shares of any Enterprise Fund cannot be exchanged for Class B, C or Y shares of any other Enterprise Fund.

EXCHANGES OF CLASS B SHARES. Class B shares of all Enterprise Funds are exchangeable for Class B shares of any other Enterprise Fund. Class B shares of any Enterprise Fund cannot be exchanged for Class A, C or Y shares of any other Enterprise Fund.

EXCHANGE OF CLASS C SHARES. Class C shares of all Enterprise Funds are exchangeable for Class C shares of any other Enterprise Fund. Class C shares of any Enterprise Fund cannot be exchanged for Class A, B or Y shares of any other Enterprise Fund.

Exchanges may be directed by:

1. calling:  Enterprise Shareholder Services
             1-800-368-3527

2. writing:  Enterprise Shareholder Services
             P.O. Box 419731
             Kansas City, MO 64141-6731

The minimum initial investment rules applicable to a Fund apply to any exchange where the exchange results in a new account being opened in such Fund. Exchanges into existing accounts are not subject to a minimum amount. Original investments in the Money Market Fund which are transferred to other Funds are not considered Fund exchanges but purchases.

To exchange by letter, state the name of the Fund you are exchanging from, the account name(s) and address, the account number, the dollar amount or number of shares to be exchanged, and the Fund into which you are exchanging. Sign your name(s) exactly as it appears on your account statement.

The Fund reserves the right not to allow the exercise of the exchange privilege in less than two-week intervals. The Fund reserves the right to restrict the exchange from any Fund until funds have been held in that Fund for at least seven days. The Fund further reserves the right to discontinue or modify the exchange privilege on a prospective basis at any time,

                      THE ENTERPRISE Group of Funds, Inc.

including a modification of the amount or terms of a service fee.

In addition, with regard to exchange requests made by market timers on behalf of clients, the Fund reserves the right to delay settlement up to seven days if it is determined by the Fund Manager that immediate settlement would harm the Fund. Before engaging in an exchange transaction, a shareholder should read carefully the parts of this Prospectus describing the Fund into which the exchange will occur. See "Investment Objectives and Policies of the Funds." Shareholders must elect to authorize the Fund's transfer agent to act upon telephone exchange requests. Shareholders are subject to risk should they elect to exchange by telephone in that neither the Fund nor the Transfer Agent will be liable for properly acting upon telephone instructions believed to be genuine. The Fund employs reasonable procedures to confirm that instructions communicated by telephone are genuine, and should the Fund or its transfer agent fail to institute such procedures, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. Telephone exchanges are activated by instructions received from a shareholder or any person claiming to act as the shareholder's representative who can provide the Transfer Agent with account registration information.

Exchanges are taxable as redemptions on which gains or losses may be recognized.

                                 HOW TO REDEEM
                                  FUND SHARES

Any shareholder may require the Fund to redeem his or her shares in any Fund. The redemption price will be the net asset value per share next determined after receipt of all required information.

                                  REDEMPTIONS

Redemptions may be made: (1) by telephone; (2) in writing; (3) by wire, if the appropriate request forms have been submitted; or (4) as to the Class A Money Market Fund, by check writing. Payment for shares redeemed will be made within seven days after the request has been properly made and received. Shares purchased by check may be redeemed once the check has cleared, which may take up to 10 days.

                             TELEPHONE REDEMPTIONS

The Fund accepts telephone requests for redemptions from shareholders who have authorized this service. Telephone requests for redemption may be made by calling the Transfer Agent at 1-800-368-3527. Anyone making a telephone redemption request must furnish: (1) the name and address of record of the registered owner(s); (2) the account number; (3) the amount to be withdrawn; and
(4) the name of the person making the request. Checks for telephone redemptions will be issued only to the registered shareowner(s) and mailed to the last address of record or exchanged into any other Fund. All telephone redemption instructions are recorded and are limited to requests of $50,000 or less. Shareholders also have the option to have redemption proceeds transferred directly to a bank account through the Automatic Clearing House (ACH) system. All applicable bank information must be established on the account before this type of redemption is initiated. Shareholders are subject to risk should they elect to redeem by telephone in that neither the Fund nor the Transfer Agent will be liable for properly acting upon telephone instructions believed to be genuine. Should the Fund or its transfer agent fail to utilize reasonable procedures, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

                              WRITTEN REDEMPTIONS

Redemption requests may be made in writing, accompanied by any issued share certificates, to:

                        Enterprise Shareholder Services
                                P.O. Box 419731
                           Kansas City, MO 64141-6731

Such written redemption requests and any share certificates or a stock power must be endorsed by the investor. A signature guarantee is required if the redemption proceeds exceed $50,000 or the proceeds are to be sent to an address other than the address of

                      THE ENTERPRISE Group of Funds, Inc.

record or to a person other than the registered holder. A signature guarantee may be secured from a member firm of a domestic securities exchange or by a commercial bank, savings and loan association, credit union or trust company. Further documentation may be requested, and a signature guarantee is always required, from corporations, executors, administrators, trustees or guardians.

                                WIRE REDEMPTIONS

For a separate $10 charge, redemptions for a maximum of $250,000 will be wired at your request. On written requests, funds may be wired to any bank. On a telephone request, funds may be wired only to the bank previously designated by you in writing. If a shareholder has given authorization for expedited wire redemption, shares can be redeemed and the proceeds sent by federal wire transfer to a single, previously designated bank account. Requests received prior to 4:00 p.m. (Eastern time) by the Fund's Transfer Agent, will result in shares being redeemed at the next determined net asset value, and the proceeds normally will be sent to the designated bank account the following business day. Delivery of the proceeds of a wire redemption request may be delayed by the Fund for up to seven days if the Fund deems it appropriate under the then current market conditions. Once authorization is on file, the Transfer Agent will honor requests by any authorized person at 1-800-368-3527. This privilege may not be used to redeem shares in certificated form. To change the name of the single designated bank account to receive wire redemption proceeds, it is necessary to send a written request with signature(s) guaranteed to the Transfer Agent.

                                 CHECK WRITING

A check redemption feature is available on the Money Market Fund Class A shares in accounts with opening balances of more than $5,000. Redemption Checks may be made payable to the order of any person in any amount from $500 to $100,000. Up to five Redemption Checks per month may be written without charge. Each additional Redemption Check over five in any given month will be subject to a $5 fee. Redemption Checks are free and may be obtained by contacting Enterprise Shareholder Services, at the telephone number or address set forth above. A $25 fee will be imposed on any account for stopping payment of a Redemption Check upon request by the shareholder. It is not possible to use a Redemption Check to close out an account since additional shares accrue daily. Redemptions by check writing may be subject to a contingent deferred sales charge as described below. The amount of the check will be honored in full only if there are sufficient funds available in the account to cover the fee amount of the check plus applicable contingent deferred sales charge, if any.

                      CONTINGENT DEFERRED SALES CHARGE --
                       LARGE ORDER NAV PURCHASE PRIVILEGE

A contingent deferred sales charge of 1% may be imposed upon redemption of Class A shares that are purchased in an amount in excess of $1,000,000 if they are redeemed within two years of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of: (a) redemptions (other than redemption of the entire plan) by a participant-directed qualified retirement plan described in Code Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code
Section 457; (b) redemption of shares of a shareholder (including a registered joint owner) who has died; (c) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); and (d) redemptions under the Fund's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account.

                      THE ENTERPRISE Group of Funds, Inc.

                      CONTINGENT DEFERRED SALES CHARGE --
                              CLASS B AND C SHARES

A contingent deferred sales charge may be imposed upon redemption of Class B and C shares. There is no such charge upon redemption of any share appreciation or reinvested dividends on Class B and C shares. Appreciation is the difference between the share cost of the lot (net asset value at time of purchase) and the current price at the time of redemption multiplied by the number of shares redeemed. Redemption must occur to realize appreciation.

The contingent deferred sales charge will be waived: (a) in the event of total disability (as evidenced by a determination of the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of shares being redeemed; (b) in the event of the death of the shareholder (including registered joint owner); (c) for redemptions made pursuant to a systematic withdrawal plan (see "Special
Features -- Systematic Withdrawal Plan" above); and (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in IRC Section 72(t)(2)(A)(iv) prior to age 59 1/2 and required minimum distributions after age 70 1/2.


The CDSC on Class B shares is computed at the following rates applied to the value of the shares redeemed excluding amounts not subject to the charge.


                                   CONTINGENT DEFERRED
YEAR OF REDEMPTION AFTER PURCHASE     SALES CHARGE
---------------------------------  -------------------
First..........................             5%
Second.........................             4%
Third..........................             4%
Fourth.........................             3%
Fifth..........................             2%
Sixth..........................             1%

The following example will illustrate the operation of the contingent deferred sales charge. Assume that an investor takes a single purchase of $10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 in appreciation to a total of $12,000. If the investor were then to redeem the $6,000 in share value, the contingent deferred sales charge would be payable only with respect to $5,000 because neither the $500 of reinvested dividends nor the $500 of share appreciation is subject to the charge. The charge would be at the rate of 4% ($200) because it was in the second year after the purchase was made.

Class C shares are subject to a 1.00% CDSC for one year from the date the order is received.

The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a daily basis. The period of ownership for this purpose begins the first day in which the order for the investment is received. For example, a Class B investment made in June, 1996 will be eligible for the 4% charge if redeemed on or after June 1, 1997. In the event no specific order is requested, the redemption will be made first from shares representing dividends and then from the earliest purchase of shares.

                             REDEMPTIONS -- GENERAL

The Fund's Articles of Incorporation provide that it may redeem its shares in cash or with a pro rata portion of the assets of the appropriate Fund. To date, all redemptions have been made in cash, and the Fund anticipates that all redemptions will be made in cash in the future, but it reserves the right to provide redemptions in assets of a Fund should considerations and the size of the Fund require that method of redemption. The Fund has elected to commit itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period.

The Fund reserves the right to redeem an account at its option upon not less than 45 days' written notice if an account's net asset value is $500 or less and remains so during the notice period.

                      THE ENTERPRISE Group of Funds, Inc.

                               DISTRIBUTION PLANS

Class A, Class B and Class C shares of each Fund have adopted a separate Distribution Plan (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, Class A, Class B and Class C shares of each of the Funds are authorized to pay the Distributor a distribution fee for expenses incurred in connection with the distribution of shares of the Fund and an account maintenance fee for shareholder servicing.

CLASS A SHARES. Class A shares of each Fund (except Money Market Fund) pay the Distributor an account maintenance and distribution fee at the annual rates of
 .45% of each Fund's average daily net assets attributable to Class A shares.

CLASS B SHARES. Class B shares of each Fund (except Money Market Fund) pay the Distributor a distribution fee at the annual rate of .75% of each Fund's average daily net assets attributable to Class B shares. Class B shares of each Fund (except Money Market Fund) also pay an account maintenance fee at the annual rate of .25% of each Fund's average daily net assets.

CLASS C SHARES. Class C shares of each Fund (except Money Market Fund) pay the Distributor a distribution fee at the annual rate of .75% of each Fund's average daily net assets attributable to Class C shares. Class C shares of each Fund (except Money Market Fund) also pay an account maintenance fee at the annual rate of .25% of each Fund's average daily net assets attributable to Class C shares.

USE OF DISTRIBUTION AND ACCOUNT MAINTENANCE FEES. All or a portion of the distribution fees paid by Class A, B or C shares may be used by the Distributor to pay costs of printing reports and prospectuses for potential investors and the costs of other distribution expenses. All or a portion of the account maintenance fees paid by the Class A, Class B or Class C shares may be paid to broker-dealers or others for the provision of personal continuing services to shareholders, including such matters as responding to shareholder inquiries concerning the status of their accounts and assistance in account maintenance matters such as changes in address. Payments under the Plans are not limited to amounts actually paid or expenses actually incurred by the Distributor but cannot exceed the maximum rate set by the Plans or by the Board. It is, therefore, possible that the Distributor may realize a profit in a particular year as a result of these payments. The Plans have the effect of increasing the Fund's expenses from what they would otherwise be. The Board reviews the Fund's distribution and account maintenance fee payments and may reduce or eliminate the fee at any time without further obligation of the Fund. The SAI contains more information about the Adviser's Agreement and the Plans.


In addition to distribution and account maintenance fees paid by the Fund under Class A, Class B and Class C Plans, the Adviser (or one of its affiliates) may make payments to dealers (including MONY Securities Corp.) and other persons which distribute shares of the Funds (including Class Y shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.


                                  PERFORMANCE
                                  COMPARISONS

Investors may look to mutual fund reporting services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Computer Directions Adviser Services, Inc., Moody's Bond Survey Index, Nelson's Investment Manager Data Base, Morningstar, Inc., Salomon Brothers Corporate Bond Rate-of-Return Index, Shearson Lehman Municipal Bond Index, Bond-20 Bond Index and mortgage trade and other publications to compare the performance of each Fund with other mutual funds in that Fund's category. Comparative performance information from these sources may be used by the Fund in advertising.

From time to time, articles about the Fund regarding its performance or ranking may appear in national publications such as Kiplinger's Personal Finance

                      THE ENTERPRISE Group of Funds, Inc.

Magazine, Money Magazine, Financial World, Morningstar, Dalbar, Value Line Mutual Fund Survey, Forbes, Fortune, Business Week, Wall Street Journal, Donaghue Mutual Funds and Barron's. Some of these publications may publish their own rankings or performance reviews of mutual funds, including the Fund. Reference to or reprints of such articles may be used in the Fund's promotional literature.

From time to time, the Fund may advertise a Fund's "yield" and "total return." Total return and yield are calculated separately for Class A, Class B, Class C and Class Y shares. For Funds other than the Money Market Fund, the yield for any 30-day (or one month) period is computed by dividing the net investment income per share earned during such Period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one month) yield in accordance with a formula prescribed by the SEC which provides for compounding on a semiannual basis.

Current annualized yield quotations for the Money Market Fund are based on the Fund's net investment income per share for a seven-day period and exclude any realized or unrealized gains or losses on portfolio securities. The yield is computed by determining the net change in value for a hypothetical account having a balance of one share at the beginning of the period, excluding any realized or unrealized gains or losses, and dividing by the price per share at the beginning of the period (expected to remain constant at $1). The net change is then annualized by multiplying it by 365/7, with the current yield figure carried to the nearest one-hundredth of one percent. The effective yield of the Money Market Fund for a seven-day period is computed by expressing the unannualized return for that period on a compounded, annualized basis.

A Fund may also advertise in items of sales literature an "actual distribution rate" which is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share.

Advertisements of a Fund's total return disclose the Fund's average annual compounded total return for its most recently completed fiscal year and the appropriate periods since the Fund's inception. The Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the SEC, the average annual compounded rates of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when received and the front end sales charge applicable to sales of the Fund shares (other than the Money Market Fund) is assumed to have been paid.

Any distribution rate, yield or total rate of return figure should not be considered as representative of the performance of a Fund in the future. In addition, the Income Funds' performance figures are not directly comparable to those of bank deposits and other similar investments, which maintain a fixed principal value and pay a fixed yield on the principal amount. These Funds' net asset values are not fixed. They vary based not only upon the type, quality and maturities of the securities held in the Funds, but also on the changes in the current value of such securities and on changes in the Funds' expenses. For narrative discussions of the Fund's performance including graphs comparing Funds to various securities indexes, please request a copy of an Annual Report to Shareholders from the Fund.

The Money Market Fund's actual yields will fluctuate, and are not necessarily indicative of future actual yields. Actual yields are dependent on such variables as portfolio quality, average portfolio maturity, the type of instruments in which investments are made, changes in interest rates on money market instruments, portfolio expenses and other factors.

                      THE ENTERPRISE Group of Funds, Inc.

                             MANAGEMENT OF THE FUND

                                   DIRECTORS

The Board of Directors of the Fund is responsible for the management of the business of the Fund under the laws of Maryland, and it is primarily responsible for reviewing the activities of the Adviser, the various Fund Managers and the Distributor under the Investment Adviser's Agreement, the Fund Manager's Agreements, the Distributor's Agreement and the Plans which relate to the operations of the Fund and its Funds. Information concerning the Directors, including their names, positions, terms of office and principal occupations during the past five years, is contained in the Statement of Additional Information.

                        INVESTMENT ADVISER ARRANGEMENTS

The Fund has entered into an Investment Adviser's Agreement with the Adviser which, in turn, has entered into Fund Manager's Agreements with each of the Fund Managers discussed below. The Adviser acts as the Fund Manager for the Money Market Fund. It is the Adviser's responsibility to select, subject to the Board of Directors' review and approval, Fund Managers who have distinguished themselves by able performance in their respective areas of responsibility and to review their continued performance. The Adviser is assisted in this duty by Evaluation Associates, Inc., which has had 26 years of experience in evaluating investment advisers for individuals and institutional investors.


The Adviser and the Fund have received an exemptive order from the Securities and Exchange Commission which permits the Fund to enter into or amend Fund Manager's Agreements without obtaining shareholder approval each time. Shareholders voted affirmatively to give the Fund this ongoing authority. With Board approval, the Adviser is permitted to employ new Fund Managers for the Funds, change the terms of the Fund Manager's Agreements or enter into a new Agreement with that Fund Manager. Shareholders of a Fund continue to have the right to terminate the Fund Manager's Agreement for the Fund at any time by a vote of the majority of the outstanding voting securities of the Fund. Shareholders will be notified of any Fund Manager changes or other material amendments to Fund Manager's Agreements that occur under these arrangements.


The Adviser is also responsible for conducting all operations of the Fund except those operations contracted to the Transfer Agent and Custodian. The Adviser is a subsidiary of MONY, one of the nation's largest insurance companies. The Adviser, which was incorporated in 1986, served as principal investment adviser to Alpha Fund, Inc., the predecessor of the Fund's Growth Fund. The Adviser also serves as investment adviser to Enterprise Accumulation Trust which had assets of $4.2 billion at March 31, 1998. Performance of similar portfolios of Enterprise Accumulation Trust may differ from the Fund due to a number of factors including the size of the Funds, investment cash flows and redemptions. The Adviser's address is Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326.

As part of its operational responsibilities, the Adviser has undertaken to review each of its internal systems and obtain assessments from each service provider, including Fund Managers, of Year 2000 issues which could potentially impact services to the Fund. The Adviser is unaware of any Year 2000 issues which remain unresolved or have been identified as unresolvable. In addition, the Adviser has established a timetable to periodically re-evaluate systems to ensure that new issues or those which may not previously have been identified are addressed and resolved in an expeditious manner. The Adviser does not anticipate any material expenditures for monitoring Year 2000 issues.

                                 FUND MANAGERS

The following sets forth certain information about each of the Fund Managers, the annual rate of compensation as a percentage of the Fund's net assets paid to the Adviser ("Management Fee") and the portion of the Management Fee that the Adviser pays to the

                      THE ENTERPRISE Group of Funds, Inc.

respective Fund Managers. Fund Managers typically manage assets for institutional investors and high net worth individuals. Collectively, the Fund Managers manage assets in excess of $275 billion for all clients, including The Enterprise Group of Funds.

                                  GROWTH FUND


The Fund Manager of the Growth Fund is Montag & Caldwell, Inc. ("Montag & Caldwell"). Its address is 1100 Atlanta Financial Center, 3343 Peachtree Road, N.E., Atlanta, Georgia 30326, and it is controlled by Allegheny Corporation. It has served as investment adviser to Alpha Fund, Inc., the predecessor of the Growth Fund, since the Fund was organized in 1968. Montag & Caldwell and its predecessors have been engaged in the business of providing investment counseling to individuals and institutions since 1945. Ronald E. Canakaris, President and Chief Investment Officer, is responsible for the day-to-day investment management of the Fund and has more than 30 years' experience in the investment industry. He has been President of Montag & Caldwell for more than 14 years and has served as Fund Manager since inception. Total assets under management for all clients at March 31, 1998, approximated $20.6 billion. Usual investment minimum: $40 million. Representative clients include: Black & Decker, Bristol-Myers Squibb and Wake Forest University. The management fee paid by the Growth Fund is .75% of net assets, and the Fund Manager receives .30% for assets under management of that fee up to $100,000,000; .25% for assets from $100,000,000 to $200,000,000; and .20% for assets greater than $200,000,000.


                             GROWTH AND INCOME FUND

The Fund Manager of the Growth and Income Fund is Retirement System Investors Inc. ("RSI") which is a subsidiary of Retirement System Group Inc. Its address is 317 Madison Ave., New York, New York 10017. James P. Coughlin, President and Chief Investment Officer, is responsible for the day-to-day management of the Fund and has more than 30 years' experience in the investment industry. He has served as President and Chief Investment Officer of RSI since 1989. Total assets under management for RSI were $549.7 million as of March 31, 1998. The management fee is .75%, and the Fund Manager receives .30% for assets under management of that fee up to $100,000,000; .25% on the next $100,000,000; and
 .20% for assets greater than $200,000,000.

                                  EQUITY FUND


The Fund Manager of the Equity Fund is OpCap Advisors which is a subsidiary of Oppenheimer Capital, a general partnership. OpCap's address is One World Financial Center, New York, New York 10281. Eileen Rominger, Managing Director of Oppenheimer Capital, is responsible for the day-to-day management of the Fund. Ms. Rominger has more than 19 years' experience in the investment industry and has been Managing Director of Oppenheimer Capital since 1994 and previously served as Senior Vice President from 1986 to 1994. The Fund Manager had approximately $67.6 billion under management as of March 31, 1998. Usual investment minimum is $20 million. Representative clients include Pacific Telesis Group, Caterpillar, Inc. and New York State Electric & Gas. The annual management fee is .75% and the Fund Manager receives .40% for assets under management of that fee up to $100,000,000 and .30% thereafter.


                               EQUITY INCOME FUND

The Fund Manager of the Equity Income Fund is 1740 Advisers, Inc. ("1740 Advisers"). It is a subsidiary of MONY. Its address is 1740 Broadway, New York, New York 10019. John V. Rock, President and Director, is responsible for the day-to-day investment management of the Fund and has more than 34 years' experience in the investment industry. He has served as President of 1740 Advisers since 1974. Total assets under management (for the Equity Income Fund and all other accounts managed) at March 31, 1998, were approximately $1.8 billion. Usual investment minimum: $20 million. The management fee paid by the Equity Income Fund is .75% of net assets, and the

                      THE ENTERPRISE Group of Funds, Inc.

Fund Manager receives .30% for assets under management of that fee up to $100,000,000; and .25% on the next $100,000,000; and .20% thereafter.

                           CAPITAL APPRECIATION FUND

The Fund Manager of the Capital Appreciation Fund is Provident Investment Counsel, Inc. ("PIC"). PIC traces its origins to an investment partnership formed in 1951. PIC is a wholly owned subsidiary of United Asset Management, Inc. Its address is 300 North Lake Avenue, Pasadena, California 91101. Jeffrey
J. Miller is a Managing Director of the firm and is responsible for the day-to-day management of the Fund. He has more than 25 years' experience in the investment industry. He has been Managing Director of PIC since 1972. As of March 31, 1998, total assets under management for all clients were $18.3 billion. Usual investment minimum: $5 million. Representative clients include:
Pennsylvania State Employees Retirement System, Kansas Public Employees Retirement System and United Methodist Church Board of Pensions. The management fee is .75% and the Fund Manager receives .50% for assets under management of that fee up to $100,000,000; .45% for assets under management for the next $100,000,000; .35% for assets greater than $200,000,000 up to $300,000,000; and
 .30% thereafter.

                           SMALL COMPANY GROWTH FUND


The Fund Manager of the Small Company Growth Fund is William D. Witter, Inc. ("Witter"). Witter is owned by its employees. Its officers are at One Citicorp Center, 153 East 53rd Street, New York, New York 10022. William D. Witter, President, and Paul B. Phillips, Managing Director, are responsible for the day-to-day management of the Fund. They have more than 80 years' combined experience in the investment industry. Mr. Witter and Mr. Phillips have been employed in their present positions by Witter since 1977 and 1996, respectively. Mr. Phillips previously served as Senior Portfolio Manager at Witter from 1986 to 1995. As of June 30, 1998, total assets under management for all clients were $900 million. Usual investment minimum is $1 million. The management fee is 1.00% and the Fund Manager receives .65% for assets under management of that fee up to $50 million; .55% for assets under management for the next $50 million; and .45% for assets thereafter.


                            SMALL COMPANY VALUE FUND

The Fund Manager of the Small Company Value Fund is Gabelli Asset Management Company. Gabelli is a wholly owned subsidiary of Gabelli Funds, Inc. Its offices are located at One Corporate Center, Rye, New York 10580. Gabelli's predecessor, Gabelli & Company, Inc., was founded in 1977 by Mario J. Gabelli who has served as its chief investment officer since inception and is responsible for the day-to-day management of the Fund. He has more than 27 years' experience in the investment industry. As of March 31, 1998, total assets under management for all clients were $7.2 billion. Usual investment minimum is $1 million. The management fee is .75% and the Fund Manager receives .40% for assets under management of that fee up to $1 billion and .30% for assets in excess of $1 billion.

                           INTERNATIONAL GROWTH FUND


The Fund Manager of the International Growth Fund is Brinson Partners, Inc. ("Brinson"). Brinson is a wholly-owned subsidiary of UBS AG. Brinson's address is 209 South LaSalle Street, Chicago, Illinois 60604. Day-to-day management of this Fund is performed by a committee. As of March 31, 1998, Brinson's assets under management for all clients approximated $98 billion. Usual investment minimum: $25 million. The management fee is .85%, and the Fund Manager receives
 .45% for assets under management up to $100,000,000; .35% for assets under management from $100,000,000 to $200,000,000; .325% for assets from
$200,000,0000 to $500,000,000; and .25% for assets greater than $500,000,000.


                         GLOBAL FINANCIAL SERVICES FUND

The Fund Manager of the Global Financial Services Fund is Sanford C. Bernstein & Co., Inc. ("Sanford

                      THE ENTERPRISE Group of Funds, Inc.

Bernstein"). Sanford Bernstein's address is 767 Fifth Avenue, New York, New York 10153-0185. Sanford Bernstein was established in 1967 and as of June 30, 1998, had $78 billion in assets under management. Day-to-day management of this Fund is performed by a committee. The management fee is .85% of average daily net assets, and of that fee, the Fund Manager receives .50% for assets up to $100 million; .40% for assets from $100 million to $300 million; .30% for assets over $300 million.


                           GOVERNMENT SECURITIES FUND


The Fund Manager of the Government Securities Fund is TCW Funds Management, Inc. The firm, founded in 1971, is a wholly owned subsidiary of TCW Management Company, a Nevada corporation, whose direct and indirect subsidiaries, including Trust Company of the West and TCW Asset Management Company, provide a variety of trust, investment management and investment advisory services. The firm's address is 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. Philip A. Barach, Managing Director, and Jeffrey E. Gundlach, Managing Director, are responsible for the day-to-day investment management of the Fund and have more than 35 years' combined experience in the investment industry. They have served as Managing Directors since they joined TCW in 1987 and 1985, respectively. As of March 31, 1998, TCW and its affiliated companies had approximately $51.6 billion under management or committed for management in various fiduciary and advisory capacities. Usual investment minimum: $35 million. The management fee is .60% and the Fund Manager receives .30% for assets under management of that fee up to $50,000,000 and .25% for assets under management greater than $50,000,000.


                              HIGH-YIELD BOND FUND


The Fund Manager of the High-Yield Bond Fund is Caywood-Scholl Capital Management ("Caywood-Scholl"). This firm was formed in 1986 and has entered into a letter of intent to be acquired by Dresdner RCM Global Investors LLC, an affiliate of Dresdner Bank AG. The acquisition is expected to take place in October 1998. Caywood-Scholl Capital Management's address is 4350 Executive Drive, Suite 125, San Diego, California 92121. James Caywood, Managing Director and Chief Executive Officer, is responsible for the day-to-day management of the Fund. He has more than 29 years' investment industry experience. He joined Caywood-Scholl in 1986 as Managing Director and Chief Executive Officer and has held those positions since 1986. Caywood-Scholl provides investment advice with respect to high-yield, low grade fixed income instruments. As of March 31, 1998, assets under management for all clients approximated $807 million. Usual investment minimum: $1 million. The management fee is .60%, and the Fund Manager receives .30% for assets under management of that fee up to $100,000,000 and
 .25% for assets above $100,000,000.


                             TAX-EXEMPT INCOME FUND


The Fund Manager of the Tax-Exempt Income Fund is MBIA Capital Management Corp. ("MBIA"). It is a wholly owned subsidiary of MBIA, Inc. MBIA's address is 113 King Street, Armonk, New York 10504. Day-to-day management of the Fund is performed by Robert M. Ohanesian, President and Chief Investment Officer; and Gary S. Meserole, CFA, Vice President and Fund Manager, who have combined experience of more than 38 years in the investment industry. Mr. Ohanesian joined MBIA in 1994 and previously served as Director of Investments for Shields Asset Management from 1988 through 1993. As of March 31, 1998, assets under management for all clients approximated $11.5 billion. Usual investment minimum:
$10 million. The management fee is .50% and the Fund Manager receives .15% for assets under management of that fee.


                                  MANAGED FUND

The Fund Manager of the Managed Fund is OpCap Advisors, a majority-owned subsidiary of Oppenheimer Capital, a general partnership. Its address is One World Financial Center, New York, New York 10281. Richard J. Glasebrook II, Managing Director

                      THE ENTERPRISE Group of Funds, Inc.

of Oppenheimer Capital is responsible for the day-to-day management of the Fund. He has more than 24 years' investment industry experience and has served as Managing Director of Oppenheimer Capital since 1994 and previously served as Senior Vice President. As of March 31, 1998, Oppenheimer Capital and its affiliates had over $67.6 billion under management. Its usual investment minimum is $20 million. The management fee is .75% and the Fund Manager receives .40% for assets under management of that fee up to $100,000,000 and .30% for assets in excess of $100,000,000.

                               MONEY MARKET FUND

The Fund Manager of the Money Market Fund is Enterprise Capital, a wholly owned subsidiary of MONY. Its address is Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326. Enterprise Capital utilizes the services of The Mutual Life Insurance Company of New York employees for certain services relating to management of the Fund. Day-to-day management of the Fund is performed by a committee. MONY's address is 1740 Broadway, New York, New York 10019. Enterprise Capital began operating as Fund Manager on May 1, 1992. Total Fund assets at March 31, 1998, approximated $95 million. The management fee is
 .35%.

                              PAYMENT OF EXPENSES

The Investment Adviser's Agreement obligates the Adviser to provide investment advisory services to the Funds of the Fund and to furnish the Fund with certain administrative, clerical, bookkeeping and statistical services, office space and facilities and for paying the compensation of the officers of the Fund. Each Fund pays all other expenses incurred in its operation, and a portion of the Fund's general administrative expenses is allocated to each Fund either on the basis of its asset size, on the basis of special needs of such Fund, or equally, as is deemed appropriate. These expenses include expenses such as: custodial, transfer agent, brokerage, auditing and legal services, the printing of Prospectuses sent to existing shareholders, expenses relating to bookkeeping and recording and determining the net asset value of shares, and the expenses of qualification of a Fund's shares under the federal and state securities laws. The Fund's Board of Directors annually reviews allocation of expenses among the Funds.

The Adviser has advised the Fund that it will reimburse such portion of the fees due to it under the Investment Adviser's Agreement as is necessary to assure, for the period commencing January 1, 1998, and ending no earlier than December 31, 1998, that expenses incurred by the Funds will not exceed the following percentages of average annual assets (annualized for periods of less than a fiscal year): Growth (A) 1.60%; (B) 2.15%; (C) 2.15%; Growth and Income (A) 1.50%; (B) 2.05%; (C) 2.05%; Equity (A) 1.60%; (B) 2.15%; (C) 2.15%; Equity
Income (A) 1.50%; (B) 2.05%; (C) 2.05%; Capital Appreciation (A) 1.75%; (B)
2.30%; (C) 2.30%; Small Company Growth (A) 1.85%; (B) 2.40%; (C) 2.40%; Small
Company Value (A) 1.75%; (B) 2.30%; (C) 2.30%; International Growth (A) 2.00%;
(B) 2.55%; (C) 2.55%; Government Securities (A) 1.30%; (B) 1.85%; (C) 1.85%;
High-Yield Bond (A) 1.30%; (B) 1.85%; (C) 1.85%; Tax-Exempt Income (A) 1.10%;
(B) 1.65%; (C) 1.65%; Managed (A) 1.75%; (B) 2.30%; (C) 2.30%; and Money Market
(A) 0.70%; (B) 0.70%; (C) 0.70%. The Fund Managers have advised the Fund that they may assist in a portion of the above-referenced reimbursement from time to time.

The Adviser and the Fund entered into agreements pursuant to which the Adviser advanced on behalf of the Fund $33,748 to cover the costs of expanding the series to include a Small Company Value Fund; $34,116 of expanding the series to include a Managed Fund; and $40,378 for expanding the series to include an Equity Fund and completing the appropriate registrations under the Investment Company Act of 1940, the Securities Act of 1933, and certain state securities laws. The agreements provide that these amounts will be repaid by each Fund, in five equal annual increments without interest, commencing at the end of the first fiscal year at which each such Fund have total net

                      THE ENTERPRISE Group of Funds, Inc.

assets of $5 million or more. Each Fund has commenced such payments.

                                     TAXES

Each Fund of the Fund has qualified and intends to continue to qualify as a "regulated investment company" in 1998 under the provisions of the IRC as amended. For purposes of the IRC, each Fund is regarded as a separate regulated investment company. If any Fund qualifies as a "regulated investment company' and complies with provisions of the IRC which require regulated investment companies to distribute substantially all of their net income (both ordinary income and capital gain), the Fund will be relieved of federal income tax on the income and capital gains distributed to shareholders.

Dividends declared out of a Fund's net investment income, taking account of its net realized short-term capital gains to the extent that they exceed its net realized long-term capital losses, are taxable to its shareholders as ordinary income, whether such dividends are received in cash or additional shares. If, for any taxable year, a Fund complies with certain requirements, some or all of the dividends (excluding capital gain dividends, as defined in the IRC) received by the Fund's corporate shareholders may qualify for the 70% dividends received deduction available to corporations. Dividends paid by the Income Funds and the International Growth Fund are not expected to be eligible for dividends received deductions.

Distributions declared out of a Fund's realized net capital gain (realized net capital gains from the sale of assets held for more than 12 months in excess of realized net short-term capital losses) and designated by the Fund as a capital gain dividend in a written notice to the shareholders are taxable to such shareholders as capital gain without regard to the length of time a shareholder has held stock of the Fund and regardless of whether paid in cash or additional shares. Recent legislation created several classes of capital gains.

The Funds may be required to withhold for federal income taxes 31% ("Back-Up Withholding") of the distributions and the proceeds of redemptions payable to shareholders who fail to comply with regulations requiring that they provide a correct social security or taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to Back-up Withholding. Corporate shareholders and certain other shareholders specified in the IRC are exempt from Back-Up Withholding.

Distributions from retirement plans are also subject to 20% federal withholding if the shareholder fails to provide a tax identification number to the trustee or custodian and funds are not rolled over.

No gain or loss will be recognized by Class B shareholders upon the conversion of Class B shares into Class A shares.

Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. In the case of an individual, any such capital gain will be treated as short-term capital gain if the shares were held for not more than 12 months, gain taxable at the maximum rate of 28% if such shares were held for more than 12, but not more than 18 months, and gain taxable at the maximum rate of 20% if such shares were held for more than 18 months. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than 12 months. Any such capital loss will be long-term capital loss if the shares were held for more than 12 months. A sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of any long-term capital gains distributions with respect to such shares.

Generally, any loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of.

                      THE ENTERPRISE Group of Funds, Inc.

In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

In certain circumstances (e.g., an exchange), a shareholder who has held shares in a Fund for not more than 30 days may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon the sale or exchange of shares of the Fund.

                             TAX-EXEMPT INCOME FUND

Dividends derived from interest on Municipal Securities and designated by the Fund as exempt interest dividends by written notice to the shareholders, under existing law, are not subject to federal income tax. Dividends derived from net capital gains realized by the Fund are taxable to shareholders as a capital gain upon distribution. Any short-term capital gains or any taxable interest income or accrued market discount realized by the Fund will be distributed as a taxable ordinary income dividend distribution. These rules apply whether such distribution is made in cash or in additional shares. The percentage of income that is tax-exempt is applied uniformly to all distributions made by the Fund during each year. As with shares in all Funds, a sale, exchange or redemption of shares in the Tax-Exempt Income Fund is a taxable event and may result in capital gain or loss. In addition, generally any capital loss realized from shares held for six months or less is disallowed to the extent of tax-exempt dividend income received.

The Tax-Exempt Income Fund declares and pays dividends monthly on the last business day of the month. When a shareholder redeems shares of the Fund on other than a dividend payment date, a portion of the shareholder's redemption proceeds will represent accrued tax-exempt income which will be treated as part of the amount realized for purposes of capital gains computations for federal and state or local income tax purposes and will not be tax-exempt.

Income from certain "private activity" bonds issued after August 7, 1986, are items of tax preference for the alternative minimum tax at a maximum rate of 28% for individuals and 20% for corporations. If the Fund invests in private activity bonds, shareholders may be subject to the alternative minimum tax on that part of such Fund distributions derived from interest income on those bonds. The Tax-Exempt Income Fund does not intend to invest more than 20% of its assets in private activity bonds. In addition, a portion of a distribution derived from any tax-exempt interest incurred, whether or not from private activity bonds, will be taken into account in determining the corporate alternative minimum tax. In higher income brackets, up to 85% of an individual's Social Security benefits may be subject to federal income tax. Along with other factors, total tax-exempt income, including any tax-exempt dividend income from the Fund, is taken into account in determining that portion of Social Security benefits which is taxed.

Any loss realized on this sale or exchange of shares of the Tax-Exempt Income Fund held for six months or less will be disallowed to this effect of any tax-exempt interest dividend received with respect to such shares.

The treatment for state and local tax purpose of distributions from the Tax-Exempt Income Fund representing Municipal Securities interests will vary according to the laws of state and local taxing authorities.

                              FOREIGN INCOME TAXES

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of these Fund's assets to be invested within various countries is not known. The Fund intends to operate so as to obtain treaty-reduced rates of tax where applicable.

To the extent that the International Growth Fund is liable for foreign income taxes withheld at the source, the Fund also intends to operate so as to meet the requirements of the IRC to "pass through" to the

                      THE ENTERPRISE Group of Funds, Inc.

Fund's shareholders credits for foreign income taxes paid, but there can be no assurance that the Fund will be able to do so.

                                   EXCISE TAX

The federal tax laws impose a 4% nondeductible excise tax on each regulated investment company with respect to the amount, if any, by which such company does not meet distribution requirements specified in such tax laws. Each Fund of the Fund intends to comply with such distribution requirements and thus does not expect to incur the 4% nondeductible excise tax.

                                    GENERAL

The foregoing is a general and abbreviated summary of the applicable provisions of the IRC and Treasury Regulations in effect, as currently interpreted by the Courts and by the Internal Revenue Service in published revenue rulings and in private letter rulings and is only applicable to U.S. persons. These interpretations can be changed at any time. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The above discussion covers only federal income tax considerations with respect to the Funds and their shareholders. State and local tax laws vary greatly, especially with regard to the treatment of exempt-interest dividends. Shareholders should consult their own tax advisers for more information regarding the federal, state, and local tax treatment of each Fund's shareholders.

Statements indicating the tax status of distributions to each shareholder will be mailed to each shareholder annually.

                                 DIVIDENDS AND
                                 DISTRIBUTIONS

It is the Fund's intention to distribute substantially all of the net investment income and realized net capital gains, if any, of each Fund. The per share dividends and distribution on each class of shares of a Fund will be reduced as a result of any service fees applicable to that class. For dividend purposes, net investment income of each Fund will consist of substantially all dividends received, interest accrued, net short-term capital gains realized by such Fund less the estimated expenses of such Fund.

Unless shareholders request otherwise, by notifying the Fund's Transfer Agent, dividends and capital gains distributions will be automatically reinvested in shares of the respective Fund at net asset value; such reinvestments automatically occur on the payment date of such dividends and capital gains distributions. At the election of any shareholder, dividends or capital gains distributions, or both, will be distributed in cash to such shareholders. However, if it is determined that the U.S. Postal Service cannot properly deliver Fund mailings to the shareholder, the respective Funds will terminate the shareholder's election to receive dividends and other distributions in cash. Thereafter, the shareholder's subsequent dividends and other distributions will be automatically reinvested in additional shares of the respective Funds until the shareholder notifies the Transfer Agent or the Fund in writing of his or her correct address and requests in writing that the election to receive dividends and other distributions in each be reinstated.

Distributions of capital gains from each of the Funds, other than the Money Market Fund, are made annually. Dividends from investment income of the Equity Funds (except the Equity Income Fund) and Managed Fund are declared and paid annually. Dividends on the Equity Income Fund are paid semiannually. Dividends from investment income of the Income Funds are declared daily and paid monthly. Dividends from investment income and any net realized capital gains of the Money Market Fund are declared daily and reinvested monthly in additional shares of the Money Market Fund at net asset value.

                                   BROKERAGE
                                  TRANSACTIONS

Each Fund Manager selects the brokerage firms which complete portfolio transactions for that Fund, subject

                      THE ENTERPRISE Group of Funds, Inc.

to the overall direction and review of the Adviser and the Board of Directors of the Fund.

The initial criterion which must be met by any Fund Manager in selecting brokers and dealers to effect securities transactions for a Fund is whether such brokers and dealers can obtain the most favorable combination of price and execution for the transaction. This does not mean that the execution decision must be based solely on whether the lowest possible commission costs may be obtained. In seeking to achieve the best combination of price and execution, the Fund Managers evaluate the overall quality and reliability of broker-dealers and the service they provide, including their general execution capability, reliability and integrity, willingness to take positions in securities, general operational capabilities and financial condition.

Subject to this primary objective, the Fund Managers may select for brokerage transactions those firms which furnish brokerage and research services to the Fund, the Adviser, and the respective Fund Managers, or those firms who agree to pay certain of the Fund's expenses, including certain custodial and transfer agent services, and, consistent with the National Association of Securities Dealers, Inc. Conduct Rules, those firms which have been active in selling shares of the Fund. Fund Managers may execute brokerage transactions through affiliated broker/dealers, subject to compliance with applicable requirements of the federal securities laws.

                                    GENERAL
                                  INFORMATION

                            ORGANIZATION OF THE FUND

The Fund was incorporated January 2, 1968, as Alpha Fund, Inc., and its name was changed to The Enterprise Group of Funds, Inc. on September 14, 1987, and it expanded into a series fund and Alpha Fund became the Growth Fund of the Fund. The Money Market Fund was added commencing May 1, 1990; the Small Company Value Fund was added commencing October 1, 1993; the Managed Fund was added commencing October 3, 1994; the Growth and Income Fund, Equity Fund and Small Company Growth Fund were added on May 1, 1997; and the Global Financial Services Fund was added commencing October 1, 1998. Class B and Y shares were established May 1, 1995. Class C shares were established on May 1, 1997. The Fund is a Maryland corporation. Each Fund of the Fund in the series is diversified, as that term is defined in the Investment Company Act of 1940.

                            OTHER CLASSES OF SHARES

Each Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, and may in the future offer additional classes. Class A, Class B and Class C shares are the only classes of shares offered by this Prospectus. Class Y shares are only available to certain institutional purchasers of $1 million or more, and to The Mutual of New York Employee 401(k) Plan and the Enterprise Capital Management, Inc. 401(k) Plan. Institutional investors eligible to purchase Class Y shares include banks, savings institutions, trust companies, insurance companies, investment companies as defined by the Investment Company Act of 1940, pension or profit sharing trusts, certain wrap account clients of broker/dealers, former shareholders of Retirement System Fund Inc. or other financial institutional buyer. Wrap account clients of broker/dealers, former Retirement System Fund Inc. shareholders, and direct referrals of Fund Managers are offered Class Y shares at a lower minimum purchase amount.

                                 CAPITAL STOCK

The authorized capital stock of the Fund consists of Common Stock, par value $0.10 per share. The shares of Common Stock are divided into thirteen series with each series representing a separate Fund. The Board of Directors may determine the number of authorized shares for each series and to create new series of Common Stock. It is anticipated that new Classes will be authorized by the Board from time to time as new Funds with separate investment objectives and policies are established.

                      THE ENTERPRISE Group of Funds, Inc.

Each Class of shares is entitled to participate in dividends and distributions declared by the respective Funds and in net assets of such Funds upon liquidation or dissolution remaining after satisfaction of outstanding liabilities, except that each Class will bear its own distribution and shareholder servicing charges. The shares of each Fund, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion, exchange or similar rights, and will be freely transferable. Holders of shares of any Fund are entitled to redeem their shares as set forth under "How to Redeem Fund Shares."

                                 VOTING RIGHTS

Shares of each Fund are entitled to one vote per share and fractional votes for fractional shares. The Fund's shareholders have the right to vote on the election of Directors of the Fund and on any and all other matters on which, by law or the provisions of the Fund's bylaws, they may be entitled to vote.

Each series (i.e., Fund) of the Fund is further divided into four classes of shares: Class A, Class B, Class C and Class Y. Class A, Class B, Class C and Class Y shares represent interests in the same assets of a Fund and are identical in all respects, except that Class A and Class B, and Class C shares bear certain expenses related to distribution and servicing of such shares.

On matters relating to all Funds or Classes of shares and affecting all Funds or Class of shares in the same manner, shareholders of all Funds or Classes of shares are entitled to vote. On any matters affecting only one Fund, only the shareholders of that Fund are entitled to vote. On matters relating to all the Funds but affecting the Funds differently, separate votes by Fund are required. Each Class has exclusive voting rights with respect to matters related to distribution and servicing expenditures, as applicable.

The Fund and its Funds are not required by Maryland law to hold annual meetings of shareholders under normal circumstances. The Board of Directors or the shareholders may call special meetings of the shareholders for action by shareholder vote, including the removal of any or all of the Directors, as may be required by either the Articles of Incorporation or bylaws of the Fund, or the Investment Company Act of 1940. Shareholders possess certain rights related to shareholder communications which, if exercised, could facilitate the calling by shareholders of a special meeting.

                        CUSTODIAN, TRANSFER AND DIVIDEND
                                DISBURSING AGENT

State Street Bank & Trust Company of Boston, Massachusetts, acts as Custodian of the Fund's assets.

National Financial Data Services, Inc. acts as the Fund's Transfer Agent and Dividend Disbursing Agent. National Financial Data Services, Inc. is a joint venture of State Street Bank & Trust Company of Boston, Massachusetts, and DST Systems, Inc. of Kansas City, Missouri.

                            REPORTS TO SHAREHOLDERS

The Fund sends to all its shareholders annual and semiannual reports, including a list of investment securities held in the Funds.

                                    APPENDIX

                      DESCRIPTION OF MUNICIPAL SECURITIES

Municipal Securities are notes and bonds issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income taxes and, in certain instances, applicable state or local income taxes. These securities are traded primarily in the over-the-counter market.

Municipal Securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works and gas and electric utilities. Municipal Securities may also be issued in connection with the refunding of outstanding Municipal Securities obligations, obtaining funds to lend to other public institutions and for general operating expenses. Industrial Development

                      THE ENTERPRISE Group of Funds, Inc.

Bonds ("IDBs") are issued by or on behalf of public authorities to obtain funds to provide privately operated facilities for business and manufacturing, housing, sports, pollution control, and for airport, mass transit, port and parking facilities and are considered tax-exempt bonds if the interest thereon is exempt from federal income taxes.

The two principal classifications of tax-exempt bonds are "general obligation" and "revenue." General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Although IDBs are issued by municipal authorities, they are generally secured only by the revenues derived from payment of the industrial user. The payment of principal and interest on IDBs is dependent solely upon the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Tax-exempt notes are of short maturity, generally less than three years. They include such securities as Project Notes, Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes and Construction Loan Notes. Tax-exempt commercial paper consists of short-term obligations generally having a maturity of less than nine months.

New issues of Municipal Securities are normally offered on a when-issued basis, which means that delivery and payment for these securities normally takes place 15 to 45 days after the date of commitment to purchase.

Yields of Municipal Securities depend upon a number of factors, including economic, money and capital market conditions, the volume of Municipal Securities available, conditions within the Municipal Securities market, and the maturity, rating and size of individual offerings. Changes in market values of Municipal Securities may vary inversely in relation to changes in interest rates. The magnitude of changes in market values in response to changes in market rates of interest typically varies in proportion to the quality and maturity of obligations. In general, among Municipal Securities of comparable quality, the longer the maturity, the higher the yield, and the greater potential for price fluctuations.

                   FLOATING RATE AND VARIABLE RATE SECURITIES

The Tax-Exempt Income Fund may invest in floating rate and variable rate tax-exempt securities. These securities are normally IDBs or revenue bonds that provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates of treasury bills or bonds or the prime rate at a major commercial bank and provide that the holders of the securities can demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount initially paid for the bonds. Floating rate securities have an interest rate which changes whenever there is a change in the designated base interest rate, while variable rate securities provide for a specific periodic adjustment in the interest rate. Frequently such securities are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must be equivalent to the long-term bond or commercial paper rating stated above.

                      THE ENTERPRISE Group of Funds, Inc.

(ENTERPRISE LOGO)
                                                      Mail to: The Enterprise Group of Funds, Inc.
                                                      P.O. Box 419731
                                                      Kansas City, MO 64141-6731
                                                      Make check payable to: The Enterprise Group of Funds, Inc.
                                                      For assistance call Enterprise Shareholder Services:
                                                      1-800-368-3527

NEW ACCOUNT APPLICATION
--------------------------------------------------------------------------------


LOGO      TYPE OF ACCOUNT (PLEASE PRINT OR TYPE)

          [ ] INDIVIDUAL                                      [ ] JOINT

          Name                                                SSN#
               ---------------------------------------------       -------------
          Joint Registrant (if any)
          Name
               ---------------------------------------------
          (Note: Use only the social security number of the first listed joint tenant)

--------------------------------------------------------------------------------

          [ ] UNIFORM GIFT TO MINORS or  [ ] UNIFORM TRANSFER TO MINORS
          Name of Adult Custodian (only one permitted)

          ----------------------------------------------------------------------
          Name of Minor (only one permitted)

          ----------------------------------------------------------------------
          Minor's Date of Birth                   Minor's Social Security Number
                               ------------------                               ------------------------------------------
          under the                               Uniform Gifts/Transfers to Minors Act
                   ------------------------------
                   State of Residence of Minor

--------------------------------------------------------------------------------

          [ ] CORPORATION              [ ] PARTNERSHIP              Taxpayer ID#
                                                                                ------------------------------------------
                                                                    or
          [ ] TRUST                    [ ] OTHER                    Social Security #
                                                                                     -------------------------------------
          Name of Corporation, Partnership, Trust or Other
                                                          ----------------------------------------------------------------
          Name of Trustee(s) (if Trust)
                                       -----------------------------------------------------------------------------------
          Date of Trust Agreement (if Trust)
                                            ------------------------------------------------------------------------------

--------------------------------------------------------------------------------


LOGO      MAILING ADDRESS
          Street or PO Box
          ------------------------------------------------------------------------------------------------------------

          City                                                   State                        Zip Code
              --------------------------------------------------      ------------------              ----------------

          Daytime Telephone
                           -------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

LOGO      INVESTMENT INFORMATION (IF NO CLASS INDICATED, INVESTMENT WILL BE MADE IN CLASS A SHARES)
          TOTAL DOLLARS INVESTED $ ___________  ($1000 MINIMUM PER CLASS PER FUND)

                                                                              CLASS OF SHARES (CHECK ONE)
                                                                                A          B          C

          $  ____________  or  _____  %    Growth                              [ ]        [ ]        [ ]

          $  ____________  or  _____  %    Growth and Income                   [ ]        [ ]        [ ]

          $  ____________  or  _____  %    Equity                              [ ]        [ ]        [ ]

          $  ____________  or  _____  %    Equity Income                       [ ]        [ ]        [ ]

          $  ____________  or  _____  %    Capital Appreciation                [ ]        [ ]        [ ]

          $  ____________  or  _____  %    Small Company Growth                [ ]        [ ]        [ ]

          $  ____________  or  _____  %    Small Company Value                 [ ]        [ ]        [ ]

          $  ____________  or  _____  %    International Growth                [ ]        [ ]        [ ]

          $  ____________  or  _____  %    Global Financial Services           [ ]        [ ]        [ ]

          $  ____________  or  _____  %    Government Securities               [ ]        [ ]        [ ]

          $  ____________  or  _____  %    High-Yield Bond                     [ ]        [ ]        [ ]

          $  ____________  or  _____  %    Tax-Exempt Income                   [ ]        [ ]        [ ]

          $  ____________  or  _____  %    Managed                             [ ]        [ ]        [ ]

          $  ____________  or  _____  %    Money Market                        [ ]        [ ]        [ ]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


LOGO      CUMULATIVE QUANTITY DISCOUNT
          The following previously established Class A Enterprise Fund
          Accounts qualify for inclusion with the account established hereby under the Cumulative Quantity Discount (Right of Accumulation) provisions of the Prospectus for a reduced sales charge. (see terms and conditions in Prospectus)
          Account number(s) and registration:
          1. ---------------------------------------------------------
          2. ---------------------------------------------------------
          3. ---------------------------------------------------------

--------------------------------------------------------------------------------


LOGO      LETTER OF INTENT -- OPTIONAL
          (see terms and conditions in Prospectus) Class A Shares only
          Although I am not obligated to do so, it is my intention to invest over a 13 month period in shares of one or more of
          the above funds an aggregate amount of at least equal to
          that which is checked below:
          [ ] $100,000   [ ] $250,000   [ ] $500,000   [ ] $1,000,000
          or more
          Each purchase will be made at the then reduced offering
          price applicable to the amount checked above, as described in the Prospectus. By completing this Letter of Intent and signing this application below, I agree to the terms and
          conditions of the Letter of Intent and Escrow Account set
          forth in the Prospectus.
          In making purchases under this letter, the following are the related accounts on which reduced offering prices are to
          apply:

          Account number(s) and registration:

          1. ---------------------------------------------------------
          2. ---------------------------------------------------------

--------------------------------------------------------------------------------

LOGO      DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS
          [ ]     All distributions automatically reinvested
          [ ]     Income in cash, capital gains reinvested
          [ ]     Income reinvested, capital gains in cash
          [ ]     All distributions in cash by check
                  All distributions in cash, sent to bank account of record
          [ ]     (must complete Section 11)
                  Invest my income/capital gains (please circle one or both)
                  From the --------------------------- fund(s)
                  Into the --------------------------- fund (this account is subject to the $1,000 minimum)

--------------------------------------------------------------------------------

LOGO      TELEPHONE EXCHANGE PRIVILEGE AND/OR TELEPHONE REDEMPTION PRIVILEGE
          Unless indicated below, I authorize the Transfer Agent to accept instructions from any person to exchange or redeem shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the Enterprise Funds current Prospectus. I understand that the exchange privilege is only available for exchanges within the same class of shares.
          [ ] I DO NOT WANT THE TELEPHONE EXCHANGE               [ ] I DO NOT WANT THE TELEPHONE REDEMPTION
              PRIVILEGE                                              PRIVILEGE
          Redemptions by telephone must be for an amount less than $50,000 and will be sent by check via U.S. Mail to the address of record, or sent to the bank of record, if Section 7 is completed with bank instructions.
          Redemptions of Class B and C shares may be subject to a contingent deferred sales charge, as set forth in the Enterprise Funds Prospectus.
          Neither the Fund nor the Transfer Agent will be liable for properly acting upon telephone instructions believed to be genuine. Should the Fund or its Transfer Agent fail to utilize reasonable procedures, it may be liable for any losses due to unauthorized or fraudulent instructions.

--------------------------------------------------------------------------------


LOGO      SIGNATURES
          The undersigned warrants that I (we) have full authority to make this application, am (are) of legal age and have received and read a current Prospectus and agree to its terms. I (we) certify that the information provided on this form is correct and complete. Unless indicated by the box below, the account owner is not subject to backup withholding.

          [ ] The undersigned is subject to backup withholding. NOTE: Do not check this box indicating that you are subject to backup withholding unless you have received such notice from the Internal Revenue Service.

          ------------------------------------------------------------------------------------------------------------------------
          Signature of Individual, Custodian or Trustee                                   Date

          ------------------------------------------------------------------------------------------------------------------------
          Signature of Joint Registrant, if any                                           Date

--------------------------------------------------------------------------------


LOGO      TO BE COMPLETED BY BROKER OR DEALER
          Registered Representative Name
          ----------------------------------------------------------------------
          Representative Number
          ----------------------------------------------------------------------
          Broker/Dealer Name
          ----------------------------------------------------------------------
          Branch Address
          ----------------------------------------------------------------------

                      ----------------------------------------------------------
          Branch Telephone Number (     )
          ----------------------------------------------------------------------

--------------------------------------------------------------------------------

OPTIONAL FEATURES
--------------------------------------------------------------------------------


LOGO      AUTOMATIC BANK DRAFT PLAN
          With this plan, Enterprise will transfer money by ACH from your bank account to your Enterprise Fund account(s) on a monthly basis. The automatic bank draft plan is subject to a $100 minimum initial investment and a $25 minimum subsequent investment per fund.

          [ ] Invest $                    into the
                      ------------------

         ------------------------------------------------------------

          [ ] Fund(s) on the           day of each month beginning
                             ---------
          ---------------

--------------------------------------------------------------------------------


LOGO      BANK ACCOUNT OF RECORD
          (Please attach a voided check to this application)
          Bank Name
          ---------------------------------------------------------------------
          Bank Address
          ---------------------------------------------------------------------
          City                                              State
          ---------------------------------------------------------------------
          Zip Code
                  -------------------------------------------------------------
          Bank ABA #                               Bank Account #
                    -----------------------------------------------------------
          Account Name
                      ---------------------------------------------------------

--------------------------------------------------------------------------------


LOGO      AUTOMATIC DOLLAR COST AVERAGING PLAN (REINVEST FROM YOUR
          MONEY MARKET FUND)
          With this plan, Enterprise will transfer money directly from your Enterprise Money Market account into whichever
          Enterprise funds you choose. This plan is subject to a
          $1,000 minimum initial investment in the fund that is to be debited. You may choose to have $50 or more transferred
          within the same class of shares to either an established
          Enterprise Fund, or you may open a new account subject to an initial minimum of $100.
          [ ] Invest $                    into the
                      --------------------        ------------------------
          [ ] Fund(s) on the           day of each month beginning
                            ----------                           ---------

--------------------------------------------------------------------------------


LOGO      CHECKWRITING
          (Subject to a $5,000 minimum investment and $500 minimum per check)
          (OPTIONAL -- COMPLETE FOR ENTERPRISE CLASS A MONEY MARKET
          FUND ONLY)
          If you wish to have checkwriting privileges, complete and
          sign below.
          Account Name
          ------------------------------------------------------------
              (must be the same as Shareholder Account Registration)

          Authorized Signature(s)
          ------------------------------------------------------------

          ------------------------------------------------------------

          Check one:
                      --------------- All signatures required
                      --------------- One signature is required
                      --------------- Shareholder is a Trust, Corporation or other organization
                      --------------- Total number of signatures required
          In signing this signature card, the signator(s) signifies his/her agreement to be subject to the rules and regulations of State Street
          Bank and Trust Company pertaining thereto and as amended from time to time and subject to the conditions printed in the Prospectus.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


LOGO      SYSTEMATIC WITHDRAWAL PLAN
          This plan makes it easy for you to receive regular income from your investment, have checks deposited into your bank account, or have this income sent to a third party. Minimum account balance of $5,000 is required. For additional information, please see the Prospectus.
          I wish to open a systematic withdrawal account:
          [ ] In a new account established with this application
          [ ] In an existing account

          -----------------------------------------------------------
          Fund, account number and registration
          Please redeem sufficient shares on the 15(th) day of the
          month. ($100 minimum)
          [ ] Monthly amount of $
                                 --------------------
          [ ] Quarterly amount of $
                                   ------------------
          [ ] Annual amount of $
                                ---------------------

          Check one:
                      [ ] Send checks to the address of registration.
                      [ ] Deposit checks into my bank account. (Section 11 of this application must be completed.)
                      [ ] Send checks to the following third party:

                      ------------------------------------------------------------
                      First Name         Middle Initial                  Last Name

                      ------------------------------------------------------------
                      Street Address

                      ------------------------------------------------------------
                      City                State                           Zip Code

                      ------------------------------------------------------------
                      Your Signature (as on account)

--------------------------------------------------------------------------------


LOGO      SIGNATURES
          The undersigned warrants that I (we) have full authority to elect the above options for my Enterprise Account. If this is a new account, this page must accompany a new account application. If this is an existing account, please list the account number below:

          ------------------------------------------------------------
          Enterprise Account number and registration

          ------------------------------------------------------------
          Signature of Individual, Custodian or Trustee           Date

          ------------------------------------------------------------
          Signature of Joint Registrant, if any                   Date

NOTE:
IF THIS CHECKWRITING CARD (SEE REVERSE) IS SIGNED BY MORE       DEPOSITOR(S) HEREBY AUTHORIZE THE ACCOUNT OR ITS REDEMPTION
THAN ONE PERSON, ALL CHECKS WILL REQUIRE ONLY ONE OF THE        AGENT TO HONOR REDEMPTION REQUESTS PRESENTED IN THE ABOVE
SIGNATURES APPEARING EXACTLY AS ABOVE UNLESS OTHERWISE          MANNER BY THE AGENT. THE ACCOUNT AND ITS REDEMPTION AGENT
INDICATED. EACH PERSON GUARANTEES THE GENUINENESS OF THE        WILL NOT BE LIABLE FOR ANY LOSS, EXPENSE, COST OR DAMAGE
OTHER'S SIGNATURE. CHECKS MAY NOT BE FOR LESS THAN $500.        ARISING OUT OF CHECK REDEMPTION. SHARES OF THE ACCOUNT WHICH
CANCELLED CHECKS WILL BE RETURNED ONCE MONTHLY FOLLOWING THE    WERE PURCHASED BY CHECK WITHIN FIFTEEN (15) CALENDAR DAYS
MONTH IN WHICH THEY ARE CLEARED BY THE AGENT.                   WILL NOT BE REDEEMED UNTIL THE END OF SUCH TIME PERIOD. THE
                                                                AGENT HAS THE RIGHT NOT TO HONOR CHECKS IN AMOUNTS EXCEEDING
STATE STREET BANK AND TRUST COMPANY IS HEREBY APPOINTED         THE VALUE OF THE DEPOSITOR(S) SHAREHOLDER ACCOUNT AT THE
AGENT (AGENT) BY THE PERSON(S) SIGNING THIS CARD (THE           TIME THE CHECK IS PRESENTED FOR PAYMENT. IF YOUR ACCOUNT IS
"DEPOSITOR(S)") AND, AS AGENT, IS AUTHORIZED AND DIRECTED TO    SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE, PLEASE SEE
PRESENT CHECKS DRAWN ON THIS CHECKING ACCOUNT TO THE            THE PROSPECTUS FOR ADDITIONAL TERMS AND CONDITIONS.
DESIGNATED FUND ("ACCOUNT") OR ITS REDEMPTION AGENT AND AS      THE AGENT RESERVES THE RIGHT TO CHANGE, MODIFY OR TERMINATE
REQUESTS TO REDEEM SHARES OF THE ACCOUNT REGISTERED IN THE      THIS CHECKING ACCOUNT AT ANY TIME UPON NOTIFICATION MAILED
NAME OF THE DEPOSITOR(S) IN THE AMOUNTS OF SUCH CHECKS AND      TO THE ADDRESS OF RECORD OF THE DEPOSITOR(S).
TO DEPOSIT THE PROCEEDS OF SUCH REDEMPTIONS. THE AGENT SHALL
BE LIABLE ONLY FOR ITS OWN NEGLIGENCE.

                               Investment Adviser
                       Enterprise Capital Management, Inc.
                            Atlanta Financial Center
                            3343 Peachtree Road, N.E.
                                    Suite 450
                             Atlanta, GA 30326-1022

                                   Distributor
                       Enterprise Fund Distributors, Inc.
                            Atlanta Financial Center
                            3343 Peachtree Road, N.E.
                                    Suite 450
                             Atlanta, GA 30326-1022
                      Telephone: 1-800-432-4320 (Toll Free)

                                    Custodian
                       State Street Bank and Trust Company
                                   Boston, MA

                                 Transfer Agent
                     National Financial Data Services, Inc.
                              1004 Baltimore Ave.,
                                   2nd Floor
                           Kansas City, MO 64105-2112
                      Telephone: 1-800-368-3527 (Toll Free)

                             Independent Accountants
                           PricewaterhouseCoopers LLP
                                   Atlanta, GA

                      Member - Investment Company Institute

                      [Enterprise Group of Funds(TM) Logo]

                                 1-800-432-4320

                             www.enterprisefunds.com

                      THE ENTERPRISE GROUP OF FUNDS, INC.

                            Atlanta Financial Center
                      3343 Peachtree Road, N.E., Suite 450
                             Atlanta, Georgia 30326
                For Shareholder Information Call 1-800-368-3527

                                   PROSPECTUS
                             DATED OCTOBER 1, 1998

The Enterprise Group of Funds, Inc. (the "Fund") is a series of mutual funds that seeks to provide investors a broad range of investment alternatives through its 14 separate Funds. Each Fund is managed as if it were a separate mutual fund issuing its own shares. The Fund's principal investment adviser, Enterprise Capital Management, Inc., selects separate sub-advisers referred to as "Fund Managers" that provide investment advice for the Funds and that are selected on the basis of able investment performance in their respective areas of responsibility.

This Prospectus explains concisely what you should know about the Fund before you invest. Please read this Prospectus and keep it for future reference. You can find more detailed information about the Funds in a Statement of Additional Information ("SAI"), dated October 1, 1998, which has been filed with the Securities and Exchange Commission ("SEC"). The SAI is incorporated by reference into this Prospectus (which means that it is legally part of the Prospectus). You can obtain a free copy of the SAI by calling (800) 368-3527 or by writing to the above address. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding the Funds.
                                  Equity Funds

                                  Growth Fund
                             Growth and Income Fund
                                  Equity Fund
                               Equity Income Fund
                           Capital Appreciation Fund
                           Small Company Growth Fund
                            Small Company Value Fund
                           International Growth Fund
                         Global Financial Services Fund

                                  Income Funds

                           Government Securities Fund
                              High-Yield Bond Fund
                             Tax-Exempt Income Fund

                                 Flexible Fund

                                  Managed Fund

                               Money Market Fund

                               Money Market Fund

LIKE ALL MUTUAL FUND SHARES, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTMENTS IN THE MONEY MARKET FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT THE MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

THE HIGH-YIELD BOND FUND INVESTS SIGNIFICANTLY IN LOWER RATED BONDS, COMMONLY REFERRED TO AS "JUNK BONDS." BONDS OF THIS TYPE ARE CONSIDERED TO BE SPECULATIVE WITH REGARD TO THE PAYMENT OF INTEREST AND RETURN OF PRINCIPAL AND HAVE SPECIAL RISKS. THEY MAY NOT BE SUITABLE FOR ALL INVESTORS. PLEASE READ THE RISK INFORMATION CAREFULLY.

PLEASE NOTE THAT THESE FUNDS ARE NOT BANK DEPOSITS; ARE NOT FEDERALLY INSURED; ARE NOT ENDORSED BY ANY BANK OR GOVERNMENT AGENCY; AND ARE NOT GUARANTEED TO ACHIEVE THEIR GOAL(S).

                      THE ENTERPRISE Group of Funds, Inc.

SUMMARY OF FUND EXPENSES


                                                                                                              SMALL       SMALL
                                                        GROWTH AND                EQUITY       CAPITAL       COMPANY     COMPANY
                                             GROWTH       INCOME      EQUITY      INCOME     APPRECIATION    GROWTH       VALUE
                                              FUND         FUND        FUND        FUND          FUND         FUND        FUND
                                            ---------   ----------   ---------   ---------   ------------   ---------   ---------
                          CLASS OF SHARES:      Y           Y            Y           Y            Y             Y           Y
                          ----------------  ---------   ----------   ---------   ---------   ------------   ---------   ---------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Initial Sales Load Imposed on
  Purchase (as a % of offering price).....    none         none        none        none          none         none        none
Maximum Deferred Sales Load...............    none         none        none        none          none         none        none
Maximum Sales Load Imposed On Reinvested
  Dividends...............................    none         none        none        none          none         none        none
Exchange Fee..............................    none         none        none        none          none         none        none
Redemption Fee............................    none         none        none        none          none         none        none
ANNUAL FUND OPERATING EXPENSES
  (AS A % OF AVERAGE NET ASSETS)
Management Fee(1).........................    0.75%        0.75%       0.75%       0.75%         0.75%        1.00%       0.75%
12b-1.....................................    none         none        none        none          none         none        none
Other Expenses (net of
  reimbursements)(2)......................    0.22%        0.30%       0.40%       0.30%         0.45%        0.40%       0.55%
                                              ----         ----        ----        ----          ----         ----        ----
TOTAL FUND OPERATING EXPENSES (NET OF
  REIMBURSEMENTS)(2)......................    0.97%        1.05%       1.15%       1.05%         1.20%        1.40%       1.30%
                                              ====         ====        ====        ====          ====         ====        ====
EXAMPLE 1: You would pay the following expenses over the indicated periods in each of the Funds on a $1,000 investment assuming
  (a) payment of the maximum sales charge (none), (b) a 5% annual return, and (c) redemption at the end of the time period.
1 Year....................................    $ 10         $ 11        $ 12        $ 11          $ 12         $ 14        $ 13
3 Years...................................      31           33          37          33            38           44          41
5 Years...................................      54           58          63          58            66           77          71
10 Years..................................     119          128         140         128           145          168         157


THE EXAMPLES SHOULD NOT BE CONSIDERED INDICATIONS OF PAST OR FUTURE EXPENSES OR PERFORMANCE, AND ACTUAL EXPENSES OR PERFORMANCE MAY VARY FROM THOSE SHOWN.

    The purpose of this table is to help you understand the various costs and expenses that you will bear directly or indirectly.

    If your account balance is $1,000 or less, you will be charged a $25 account maintenance fee. This fee does not apply to Automatic Bank Draft Plan Accounts, Automatic Investment Plan Accounts, and Retirement Plans.

    (1) These fees may be higher than that of other Funds. However, the Board of Directors has determined that such fees are reasonable in light of the services, investment decisions and investment techniques employed.


    (2) Reflects reimbursement of expenses by the Adviser. Absent these reimbursements, Other Expenses and Total Fund Operating Expenses would have been: 0.93% and 1.68%, respectively, for the Growth and Income Fund; 0.96% and 1.96%, respectively, for the Small Company Growth Fund; 1.10% and 1.85%, respectively, for the Small Company Value Fund; 0.81% and 1.66%, respectively, for the International Growth Fund; 0.42% and 1.02%, respectively, for the Government Securities Fund; 0.42% and 1.02%, respectively, for the High-Yield Bond Fund; and 0.60% and 0.95%, respectively, for the Money Market Fund. Other expenses for the Global Financial Services Fund are estimated for the current fiscal year. Expense information for the Tax-Exempt Income Fund to reflect a reduction in the maximum expense cap to 0.65% effective October 1, 1997.


                      THE ENTERPRISE Group of Funds, Inc.

SUMMARY OF FUND EXPENSES

                                            INTERNATIONAL      GLOBAL       GOVERNMENT   HIGH-YIELD   TAX-EXEMPT
                                               GROWTH         FINANCIAL     SECURITIES      BOND        INCOME     MANAGED
                                                FUND        SERVICES FUND      FUND         FUND         FUND       FUND
                                            -------------   -------------   ----------   ----------   ----------   -------
                          CLASS OF SHARES:        Y               Y             Y            Y            Y           Y
                          ----------------  -------------   -------------   ----------   ----------   ----------   -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Initial Sales Load Imposed on
  Purchase (as a % of offering price).....      none            none           none         none         none       none
Maximum Deferred Sales Load...............      none            none           none         none         none       none
Maximum Sales Load Imposed On Reinvested
  Dividends...............................      none            none           none         none         none       none
Exchange Fee..............................      none            none           none         none         none       none
Redemption Fee............................      none            none           none         none         none       none
ANNUAL FUND OPERATING EXPENSES
  (AS A % OF AVERAGE NET ASSETS)
Management Fee............................      0.85%           0.85%         0.60%         0.60%        0.50%      0.75%
12b-1.....................................      none            none           none         none         none       none
Other Expenses (net of
  reimbursements)(2)......................      0.70%           0.45%         0.25%         0.25%        0.15%      0.29%
                                                ----            ----           ----         ----         ----       ----
TOTAL FUND OPERATING EXPENSES (NET OF
  REIMBURSEMENTS)(2)......................      1.55%           1.30%         0.85%         0.85%        0.65%      1.04%
                                                ====            ====           ====         ====         ====       ====
EXAMPLE 1: You would pay the following expenses over the indicated periods in each of the Funds on a $1,000 investment assuming (a) payment of the maximum sales charge (none), (b) a 5% annual return, and (c) redemption at the end of the time period.
1 Year....................................      $ 16            $ 13           $  9         $  9         $  7       $ 11
3 Years...................................        49              41             27           27           21         33
5 Years...................................        84              --             47           47           36         57
10 Years..................................       185              --            105          105           81        127


                                            MONEY MARKET
                                                FUND
                                            ------------
                          CLASS OF SHARES:       Y
                          ----------------  ------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Initial Sales Load Imposed on
  Purchase (as a % of offering price).....      none
Maximum Deferred Sales Load...............      none
Maximum Sales Load Imposed On Reinvested
  Dividends...............................      none
Exchange Fee..............................      none
Redemption Fee............................      none
ANNUAL FUND OPERATING EXPENSES
  (AS A % OF AVERAGE NET ASSETS)
Management Fee............................      0.35%
12b-1.....................................      none
Other Expenses (net of
  reimbursements)(2)......................      0.35%
                                                ----
TOTAL FUND OPERATING EXPENSES (NET OF
  REIMBURSEMENTS)(2)......................      0.70%
                                                ====
EXAMPLE 1: You would pay the following exp
  assuming (a) payment of the maximum sale
  time period.
1 Year....................................      $  7
3 Years...................................        22
5 Years...................................        39
10 Years..................................        87


                      THE ENTERPRISE Group of Funds, Inc.

                      THE ENTERPRISE GROUP OF FUNDS, INC.
                               PROSPECTUS SUMMARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   Set forth below are the 14 Funds, their Fund Managers, and investment objectives. The Fund is a diversified, open-end management investment company. Enterprise Capital Management, Inc. (the "Adviser") serves as investment adviser. The Fund consists of common stock divided into 14 Funds consisting of four separate classes for each Fund. Shares are transferable within each class.


          FUND MANAGER                                             INVESTMENT OBJECTIVES
          ------------                                             ---------------------
EQUITY FUNDS
          GROWTH FUND                                Capital appreciation, primarily from investments
            Montag & Caldwell, Inc.                  in common stocks.
            Atlanta, Georgia
------------------------------------------------------------------------------------------------------------
          GROWTH AND INCOME FUND                     Total return in excess of the total return of the
            Retirement System Investors Inc.         Lipper Growth and Income Mutual Funds Average
            New York, New York                       measured over a period of three to five years, by
                                                     investing primarily in a broadly diversified group
                                                     of large capitalization stocks.
------------------------------------------------------------------------------------------------------------
          EQUITY FUND                                Long term capital appreciation, primarily from
            OpCap Advisors                           investments in securities of companies that are
            New York, New York                       believed by the Fund Manager to be undervalued.
------------------------------------------------------------------------------------------------------------
          EQUITY INCOME FUND                         A combination of growth and income to achieve an
            1740 Advisers, Inc.                      above average and consistent total return,
            New York, New York                       primarily from investments in dividend-paying
                                                     common stocks.
------------------------------------------------------------------------------------------------------------
          CAPITAL APPRECIATION FUND                  Maximum capital appreciation, primarily through
            Provident Investment Counsel, Inc.       investment in common stock of companies that
            Pasadena, California                     demonstrate accelerating earnings momentum and
                                                     consistently strong financial characteristics.
------------------------------------------------------------------------------------------------------------
          SMALL COMPANY GROWTH FUND                  Capital appreciation by investing primarily in
            William D. Witter, Inc.                  common stocks of small companies with strong
            New York, New York                       earnings growth and potential for significant
                                                     capital appreciation.
------------------------------------------------------------------------------------------------------------
          SMALL COMPANY VALUE FUND                   Maximum capital appreciation, primarily through
            Gabelli Asset Management Company         investment in the equity securities of companies
            Rye, New York                            that have a market capitalization of no more than
                                                     $1 billion.
------------------------------------------------------------------------------------------------------------
          INTERNATIONAL GROWTH FUND                  Capital appreciation, primarily through a
            Brinson Partners, Inc.                   diversified portfolio of non-U.S. equity
            Chicago, Illinois                        securities.
------------------------------------------------------------------------------------------------------------
          GLOBAL FINANCIAL SERVICES FUND             Capital appreciation, primarily through investment
            Sanford C. Bernstein & Co., Inc.         in common stocks of domestic and foreign financial
            New York, New York                       services companies.
------------------------------------------------------------------------------------------------------------
  INCOME FUNDS
          GOVERNMENT SECURITIES FUND                 Current income and safety of principal, primarily
            TCW Funds Management, Inc.               from securities that are obligations of the U.S.
            Los Angeles, California                  Government, or its agencies, or its
                                                     instrumentalities.
------------------------------------------------------------------------------------------------------------
          HIGH-YIELD BOND FUND                       Maximum current income, primarily from debt
            Caywood-Scholl Capital Management        securities that are rated Ba or lower by Moody's
            San Diego, California                    Investors Service, Inc. or BB or lower by Standard
                                                     & Poor's Corporation.
------------------------------------------------------------------------------------------------------------
          TAX-EXEMPT INCOME FUND                     A high level of current income exempt from federal
            MBIA Capital Management Corp.            income tax, with consideration given to
            Armonk, New York                         preservation of principal, primarily from
                                                     investment in a diversified Fund of long-term
                                                     investment grade municipal bonds.
------------------------------------------------------------------------------------------------------------
  FLEXIBLE FUND
          MANAGED FUND                               Growth of capital over time through investment in
            OpCap Advisors                           a Fund consisting of common stocks, bonds and cash
            New York, New York                       equivalents, the percentages of which will vary
                                                     based on the Fund Manager's assessments of
                                                     relative investment values.
------------------------------------------------------------------------------------------------------------
  MONEY MARKET FUND
          MONEY MARKET FUND                          The highest possible level of current income
            Enterprise Capital Management, Inc.      consistent with preservation of capital and
            Atlanta, Georgia                         liquidity by investing in obligations maturing in
                                                     one year or less from the time of purchase.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      THE ENTERPRISE Group of Funds, Inc.

                            INVESTMENT RISK FACTORS

The risk characteristics of each Fund are different. In general, investors should consider the following risks: An investment in any of the Funds carries the risk that the net asset value of the Fund shares will fluctuate in response to market conditions. Further, an investment in any of the Income Funds carries the risk that the issuers of securities in the Income Funds may default on the payment of principal and interest. An investment in the High-Yield Bond Fund carries an increased risk that issuers of securities in which the High-Yield Bond Fund invests may default in the payment of principal and interest as compared to the risk of such defaults in the other Income Funds. In addition, an investment in the High-Yield Bond Fund may be subject to certain other risks relating to the market price, relative liquidity in the secondary market and sensitivity to interest rate and economic changes of the noninvestment grade securities in which the High-Yield Bond Fund invests that are higher than may be associated with higher rated, investment grade securities. The Small Company Growth and Small Company Value Funds carry an increased risk that smaller capitalization companies may experience higher growth rates and higher failure rates than do larger companies. The limited volume and frequency of trading of small capitalization companies may subject their stocks to greater price deviations than stocks of larger companies. The International Growth Fund and the Global Financial Services Fund carry additional risks associated with possibly less stable foreign securities and currencies. Because of the short-term nature of the Money Market Fund's investments, an investment in shares of the Money Market Fund is subject to relatively little market risk and financial risk, but is subject to a high level of current income volatility. In addition, the Money Market Fund uses the amortized cost method to value its Fund securities and seeks to maintain a constant net asset value of $1.00 per share. There is no assurance that this Fund will be able to maintain this constant net asset value. See "Certain Investment Techniques and Associated Risks."

                             PURCHASE ALTERNATIVES


Each Fund offers four Classes of shares. Shares of each Class are generally offered at the net asset value next determined after receipt of your purchase order plus (i) an initial ("front-end") sales charge (Class A shares) or (ii) a deferred sales charge (Class B and C shares). The following is a brief description of the Y Class of shares offered. Class A, Class B, Class C shares are offered pursuant to a separate prospectus.


CLASS Y SHARES:            Class Y shares do not incur an initial sales charge
                           when purchased. Class Y shares are not subject to any ongoing distribution fees or service fees. Class Y shares are subject to an investment of $1,000,000.
                           Institutional investors eligible to purchase Class Y shares include banks, savings institutions, trust companies, insurance companies, investment companies as defined by the Investment Company Act of 1940, pension or profit sharing trusts, certain wrap account clients of broker/dealers, former shareholders of Retirement System Fund Inc. ("RSF") whose shares were merged into The Enterprise Group of Funds, Inc., direct referrals of Fund Managers or Evaluation Associates, Inc. ("EAI"), or other financial institutional buyer. Wrap account clients of broker/dealers, former RSF shareholders, and direct referrals of Fund Managers or Evaluation
                           Associates, Inc. ("EAI") are offered Class Y shares at a lower minimum purchase amount.

                      THE ENTERPRISE Group of Funds, Inc.

                              FINANCIAL HIGHLIGHTS

            (FOR A SHARE OUTSTANDING THROUGH THE PERIODS INDICATED)


The following financial highlights have been audited by PricewaterhouseCoopers LLP, independent auditors. The financial highlights are derived from the Fund's financial statements. The Fund's financial statements and the independent auditor's report thereon are incorporated by reference into the Statement of Additional Information and may be obtained without charge by calling the Fund at 800-368-3527.



                                   (UNAUDITED)
                                    SIX MONTHS                               FOR THE PERIOD
                                      ENDED              YEAR ENDED         AUGUST 8 THROUGH
GROWTH FUND (CLASS Y)             JUNE 30, 1998       DECEMBER 31, 1997     DECEMBER 31, 1996
---------------------------------------------------------------------------------------------
Net asset value, beginning of
 period........................      $  17.02              $ 13.12               $ 11.96
Net investment income (loss)...         (0.01)               (0.02)                 0.00
Net realized and unrealized
 gains (losses) on
 investments...................          3.47                 4.27                  1.90
                                 ------------------------------------------------------------
Total from investment
 operations....................          3.46                 4.25                  1.90
                                 ------------------------------------------------------------
Dividends from net investment
 Income........................          0.00                 0.00                  0.00
Distributions from net realized
 Capital Gains.................          0.00                 0.35                  0.74
                                 ------------------------------------------------------------
Total distributions............          0.00                 0.35                  0.74
                                 ------------------------------------------------------------
Net asset value, end of
 period........................      $  20.48              $ 17.02               $ 13.12
                                 ------------------------------------------------------------
Total return...................         20.33%(B)            32.40%                15.91%(B)
Net assets end of period (in
 thousands)....................      $ 61,562              $44,596               $ 2,339
Ratio of expenses to average
 net assets....................          1.03%(A)             0.97%(E)              1.10%(AE)
Ratio of expenses to average
 net assets (excluding
 waivers)......................          1.03%(A)             0.97%(E)              1.10%(AE)
Ratio of net investment income
 (loss) to average net
 assets........................         (0.10)%(A)           (0.10)%                0.04%(A)
Ratio of net investment income
 (loss) to average net assets
 (excluding waivers)...........         (0.10)%(A)           (0.10)%                0.04%(A)
Portfolio turnover.............         33.76%(A)            22.28%                29.90%(A)


                                  (UNAUDITED)       FOR THE PERIOD                       YEAR ENDED SEPTEMBER 30,
GROWTH AND INCOME FUND          SIX MONTHS ENDED   OCTOBER 1 THROUGH    ----------------------------------------------------------
(CLASS Y)                        JUNE 30, 1998     DECEMBER 31, 1997     1997       1996       1995      1994      1993      1992
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
 period.......................      $ 25.24             $ 25.73         $ 20.11    $ 16.69    $12.72    $12.08    $10.98    $10.45
Net investment income
 (loss).......................         0.18                0.06            0.35       0.21      0.13      0.15      0.18      0.23
Net realized and unrealized
 gains (losses) on
 investments..................         2.81                0.02            6.18       3.45      4.22      0.74      1.84      0.60
                                --------------------------------------------------------------------------------------------------
Total from investment
 operations...................         2.99                0.08            6.53       3.66      4.35      0.89      2.02      0.83
                                --------------------------------------------------------------------------------------------------
Dividends from net investment
 income.......................         0.00                0.11            0.20       0.24      0.16      0.14      0.28      0.08
Distributions from net
 realized capital gains.......         0.00                0.46            0.71       0.00      0.22      0.11      0.64      0.22
                                --------------------------------------------------------------------------------------------------
Total distributions...........         0.00                0.57            0.91       0.24      0.38      0.25      0.92      0.30
                                --------------------------------------------------------------------------------------------------
Net asset value, end of
 period.......................      $ 28.23             $ 25.24         $ 25.73    $ 20.11    $16.69    $12.72    $12.08    $10.98
                                --------------------------------------------------------------------------------------------------
Total return..................        11.85%(B)            0.31%(B)       33.55%     22.21%    35.24%     7.47%    19.39%     8.11%
Net assets end of period (in
 thousands)...................      $18,028             $15,542         $15,428    $ 8,865    $5,657    $3,639    $3,094    $1,049
Ratio of expenses to average
 net assets...................         1.05%(A)            1.05%(A)        0.99%      0.97%     0.90%     0.90%     0.90%     0.90%
Ratio of expenses to average
 net assets (excluding
 waivers).....................         1.49%(A)            1.68%(A)        2.20%      2.05%     2.20%     2.23%     3.33%     3.36%
Ratio of net investment income
 (loss) to average net
 assets.......................         0.99%(A)            0.96%(A)        0.88%      1.23%     1.52%     1.17%     1.31%     1.86%
Ratio of net investment income
 (loss) to average net assets
 (excluding waivers)..........         0.55%(A)            0.33% (A)      (0.33)%     0.15%     0.22%    (0.16)%   (1.12)%   (0.60)%
Portfolio turnover............         9.07%(A)            1.46%(A)       15.69%     18.08%    25.49%     9.64%    21.79%    61.27%

                                  FOR THE PERIOD
GROWTH AND INCOME FUND            MAY 10 THROUGH
(CLASS Y)                       SEPTEMBER 30, 1991
------------------------------  ------------------
Net asset value, beginning of
 period.......................        $10.00
Net investment income
 (loss).......................          0.14
Net realized and unrealized
 gains (losses) on
 investments..................          0.31
Total from investment
 operations...................          0.45
Dividends from net investment
 income.......................          0.00
Distributions from net
 realized capital gains.......          0.00
Total distributions...........          0.00
Net asset value, end of
 period.......................        $10.45
Total return..................          4.50%(B)
Net assets end of period (in
 thousands)...................        $1,560
Ratio of expenses to average
 net assets...................          0.90%(A)
Ratio of expenses to average
 net assets (excluding
 waivers).....................          2.70%(A)
Ratio of net investment income
 (loss) to average net
 assets.......................          3.31%(A)
Ratio of net investment income
 (loss) to average net assets
 (excluding waivers)..........          1.51%(A)
Portfolio turnover............         12.49%


A Annualized
B Not Annualized
E Effective September 1, 1995, ratio includes expenses paid indirectly.

                      THE ENTERPRISE Group of Funds, Inc.

                                       (UNAUDITED)
                                     FOR THE PERIOD
EQUITY INCOME FUND (CLASS Y)     1/22/98 THROUGH 6/30/98
--------------------------------------------------------
Net asset value, beginning of
 period........................          $ 26.26
                                         -------
Net investment income (loss)...             0.20
Net realized and unrealized
 gains (losses) on
 investments...................             2.32
                                         -------
Total from investment
 operations....................             2.52
                                         -------
Dividends from net investment
 income........................             0.24
Distributions from net realized
 capital gains.................             0.00
                                         -------
Total distributions............             0.24
                                         -------
Net asset value, end of
 period........................          $ 28.54
                                         -------
Total return...................             9.59%(B)
Net assets end of period (in
 thousands)....................          $   116
Ratio of expenses to average
 net assets....................             1.05%(A)
Ratio of expenses to average
 net assets (excluding
 waivers)......................             1.09%(A)
Ratio of net investment income
 (loss) to average net
 assets........................             1.67%(A)
Ratio of net investment income
 (loss) to average net assets
 (excluding waivers)...........             1.63%(A)
Portfolio turnover.............            34.64%(A)



                                       (UNAUDITED)
                                     FOR THE PERIOD
CAPITAL APPRECIATION (CLASS Y)   5/14/98 THROUGH 6/30/98
--------------------------------------------------------
Net asset value, beginning of
 period........................          $ 40.71
                                         -------
Net investment income (loss)...            (0.02)
Net realized and unrealized
 gains (losses) on
 investments...................             1.59
                                         -------
Total from investment
 operations....................             1.61
                                         -------
Dividends from net investment
 income........................             0.00
Distributions from net realized
 capital gains.................             0.00
                                         -------
Total distributions............             0.00
                                         -------
Net asset value, end of
 period........................          $ 42.30
                                         -------
Total return...................             3.91%(B)
Net assets end of period (in
 thousands)....................          $   201
Ratio of expenses to average
 net assets....................             1.01%(A)
Ratio of expenses to average
 net assets (excluding
 waivers)......................             1.01%(A)
Ratio of net investment income
 (loss) to average net
 assets........................            (0.58)%(A)
Ratio of net investment income
 (loss) to average net assets
 (excluding waivers)...........            (0.58)%(A)
Portfolio turnover.............            88.49%(A)


                      THE ENTERPRISE Group of Funds, Inc.

                                             (UNAUDITED)
                                             SIX MONTHS
                                                ENDED        FOR THE PERIOD        YEAR ENDED SEPTEMBER 30,
                                              JUNE 30,      OCTOBER 1 THROUGH    -----------------------------
SMALL COMPANY GROWTH FUND (CLASS Y)             1998        DECEMBER 31, 1997     1997       1996       1995
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period.......    $ 23.43           $ 26.62         $ 25.08    $ 19.05    $ 14.01
Net investment income (loss)...............      (0.16)             (.07)          (0.13)     (0.17)     (0.12)
Net realized and unrealized gains (losses)
 on investments............................       0.17             (2.57)           3.73       7.62       5.49
                                             -----------------------------------------------------------------
Total from investment operations...........       0.01             (2.64)           3.60       7.45       5.37
                                             -----------------------------------------------------------------
Dividends from net investment income.......       0.00              0.00            0.00       0.00       0.00
Distributions from net realized capital
 gains.....................................       0.00              0.55            2.06       1.42       0.33
Return of Capital..........................       0.00              0.00            0.00       0.00       0.00
                                             -----------------------------------------------------------------
Total distributions........................    $  0.00              0.55            2.06       1.42       0.33
                                             -----------------------------------------------------------------
Net asset value, end of period.............    $ 23.44           $ 23.43         $ 26.62    $ 25.08    $ 19.05
                                             -----------------------------------------------------------------
Total return...............................       0.04%(B)         (9.92)%(B)      16.24%     42.07%     39.20%
Net assets end of period (in thousands)....    $10,890           $13,540         $15,355    $ 6,609    $ 2,950
Ratio of expenses to average net assets....       1.40%(A)          1.40%(A)        1.84%      1.96%      1.85%
Ratio of expenses to average net assets
 (excluding waivers).......................       1.99%(A)          1.96%(A)        3.08%      3.46%      5.15%
Ratio of net investment income (loss) to
 average net assets........................      (1.20)%(A)        (1.12)%(A)      (1.30)%    (1.43)%    (1.33)%
Ratio of net investment income (loss) to
 average net assets (excluding waivers)....      (1.79)%(A)        (1.68)%(A)      (2.54)%    (2.93)%    (4.63)%
Portfolio turnover.........................      81.12%(A)         23.68%         157.51%     77.94%     84.05%


                                                                               FOR THE PERIOD
                                               YEAR ENDED SEPTEMBER 30,        MAY 10 THROUGH
                                             -----------------------------      SEPTEMBER 30,
SMALL COMPANY GROWTH FUND (CLASS Y)           1994       1993       1992            1991
-------------------------------------------  --------------------------------------------------
Net asset value, beginning of period.......  $ 14.74    $ 11.83    $ 10.54         $ 10.00
Net investment income (loss)...............    (0.04)     (0.13)     (0.17)          (0.02)
Net realized and unrealized gains (losses)
 on investments............................     1.58       4.36       1.49            0.56
Total from investment operations...........     1.54       4.23       1.32            0.54
Dividends from net investment income.......     0.00       0.11       0.00            0.00
Distributions from net realized capital
 gains.....................................     2.27       1.21       0.01            0.00
Return of Capital..........................     0.00       0.00       0.02            0.00
Total distributions........................     2.27       1.32       0.03            0.00
Net asset value, end of period.............  $ 14.01    $ 14.74    $ 11.83         $ 10.54
Total return...............................    11.89%     38.05%     13.80%           5.40%(B)
Net assets end of period (in thousands)....  $ 1,825    $ 1,352    $   684         $   602
Ratio of expenses to average net assets....     1.85%      1.85%      1.86%           1.85%(A)
Ratio of expenses to average net assets
 (excluding waivers).......................     6.16%      8.06%      9.76%           2.70%(A)
Ratio of net investment income (loss) to
 average net assets........................    (1.37)%    (1.34)%    (1.10)%         (0.46)%(A)
Ratio of net investment income (loss) to
 average net assets (excluding waivers)....    (5.68)%    (7.55)%    (9.00)%         (1.31)%(A)
Portfolio turnover.........................    72.59%    144.49%    138.46%          25.38%



                                         (UNAUDITED)
                                         SIX MONTHS
                                            ENDED        YEAR ENDED DECEMBER 31,       FOR THE PERIOD
                                          JUNE 30,      --------------------------     MAY 25 THROUGH
SMALL COMPANY VALUE FUND (CLASS Y)          1998         1997               1996      DECEMBER 31, 1995
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period...    $ 7.81       $  5.77            $  5.43         $  5.37
Net investment income (loss)...........      0.01          1.45               0.01            0.04
Net realized and unrealized
 gains(losses) on investments..........      0.91          1.12               0.63            0.26
                                         --------------------------------------------------------------
Total from investment operations.......      0.92          2.57               0.64            0.30
                                         --------------------------------------------------------------
Dividends from net investment income...      0.00          0.00               0.00            0.04
Distributions from net realized capital
 gains.................................      0.00          0.53               0.30            0.20
                                         --------------------------------------------------------------
Total distributions....................      0.00          0.53               0.30            0.24
                                         --------------------------------------------------------------
Net asset value, end of period.........    $ 8.73       $  7.81            $  5.77         $  5.43
                                         --------------------------------------------------------------
Total return...........................     11.78%(B)     44.53%             11.83%           5.55%(B)
Net assets end of period (in
 thousands)............................    $  243       $   119            $ 1,926         $ 2,832
Ratio of expenses to average net
 assets................................      1.30%(A)      1.30%              1.30%           1.30%(A)
Ratio of expenses to average net assets
 (excluding waivers)...................      1.35%(A)      1.85%              1.92%           1.81%(A)
Ratio of net investment income (loss)
 to average net assets.................      0.19%(A)      2.74%              0.35%           0.18%(A)
Ratio of net investment income (loss)
 to average net assets (excluding
 waivers)..............................      0.14%(A)      2.19%             (0.27)%         (0.33)%(A)
Portfolio turnover.....................     50.39%(A)     62.51%            143.58%          36.50%(A)



                                         (UNAUDITED)
                                         SIX MONTHS
                                            ENDED        YEAR ENDED DECEMBER 31,      FOR THE PERIOD
                                          JUNE 30,      --------------------------    JULY 5 THROUGH
  INTERNATIONAL GROWTH FUND (CLASS Y)       1998         1997               1996     DECEMBER 31, 1995
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period...    $ 16.71      $ 17.10            $ 16.07        $14.93
Net investment income (loss)...........       0.13         0.17               0.14          0.02
Net realized and unrealized
 gains(losses) on investments..........       2.08         0.72               1.92          2.02
                                         -------------------------------------------------------------
Total from investment operations.......       2.21         0.89               2.06          2.04
                                         -------------------------------------------------------------
Dividends from net investment income...       0.00         0.15               0.16          0.14
Distributions from net realized capital
 gains.................................       0.00         1.13               0.87          0.76
                                         -------------------------------------------------------------
Total distributions....................       0.00         1.28               1.03          0.90
                                         -------------------------------------------------------------
Net asset value, end of period.........    $ 18.92      $ 16.71            $ 17.10        $16.07
                                         -------------------------------------------------------------
Total return...........................      13.23%(B)     5.21%             12.86%        13.65%(B)
Net assets end of period (in
 thousands)............................    $13,079      $10,986            $ 8,828        $3,109
Ratio of expenses to average net
 assets................................       1.55%(A)     1.55%              1.55%         1.55%(A)
Ratio of expenses to average net assets
 (excluding waivers)...................       1.59%(A)     1.66%              1.75%         1.75%(A)
Ratio of net investment income (loss)
 to average net assets.................       1.46%(A)     0.95%              1.03%         0.26%(A)
Ratio of net investment income (loss)
 to average net assets (excluding
 waivers)..............................       1.42%(A)     0.84%              0.84%         0.05%(A)
Portfolio turnover.....................      38.09%(A)    27.08%             23.79%        31.10%(A)


                      THE ENTERPRISE Group of Funds, Inc.

                                                                (UNAUDITED)       FOR THE PERIOD
                                                              SIX MONTHS ENDED    JULY 17 THROUGH
GOVERNMENT SECURITIES FUND (CLASS Y)                           JUNE 30, 1998     DECEMBER 31, 1997
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period........................       $12.02             $11.87
Net investment income (loss)................................         0.38               0.35
Net realized and unrealized gains(losses) on investments....         0.07               0.15
                                                              ------------------------------------
Total from investment operations............................         0.45               0.50
                                                              ------------------------------------
Dividends from net investment income........................         0.38               0.35
Distributions from net realized capital gains...............         0.00               0.00
                                                              ------------------------------------
Total distributions.........................................         0.38               0.35
                                                                   ------
Net asset value, end of period..............................       $12.09             $12.02
                                                              ------------------------------------
Total return................................................         3.74%(B)           4.02%(B)
Net assets end of period (in thousands).....................       $7,885             $7,569
Ratio of expenses to average net assets.....................         0.85%(A)           0.85%(A)
Ratio of expenses to average net assets (excluding
 waivers)...................................................         0.89%(A)           1.02%(A)
Ratio of net investment income (loss) to average net
 assets.....................................................         6.25%(A)           6.40%(A)
Ratio of net investment income (loss) to average net assets
 (excluding waivers)                                                 6.21%(A)           6.23%(A)
Portfolio turnover..........................................        14.58%(A)           9.61%(A)



                                                                (UNAUDITED)       FOR THE PERIOD
                                                              SIX MONTHS ENDED    JULY 25 THROUGH
HIGH-YIELD BOND FUND (CLASS Y)                                 JUNE 30, 1998     DECEMBER 31, 1997
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period........................       $12.35             $12.17
Net investment income (loss)................................         0.49               0.67
Net realized and unrealized gains (losses) on investments...         0.08               0.18
                                                              ------------------------------------
Total from investment operations............................         0.57               0.85
                                                              ------------------------------------
Dividends from net investment income........................         0.49               0.67
Distributions from net realized capital gains...............         0.00               0.00
                                                              ------------------------------------
Total distributions.........................................         0.49               0.67
                                                              ------------------------------------
Net asset value, end of period..............................       $12.43             $12.35
                                                              ------------------------------------
Total return................................................         4.66%(B)           5.24%(B)
Net assets end of period (in thousands).....................       $1,054             $  809
Ratio of expenses to average net assets.....................         0.85%(A)           0.85%(A)
Ratio of expenses to average net assets (excluding
 waivers)...................................................         0.96%(A)           1.02%(A)
Ratio of net investment income (loss) to average net
 assets.....................................................         7.92%(A)           8.26%(A)
Ratio of net investment income (loss) to average net assets
 (excluding waivers)........................................         7.81%(A)           8.09%(A)
Portfolio turnover..........................................       128.10%(A)         175.38%(A)



                                                                                    YEAR ENDED
                                                                (UNAUDITED)        DECEMBER 31,       FOR THE PERIOD
                                                              SIX MONTHS ENDED   -----------------    7/5/95 THROUGH
MANAGED FUND (CLASS Y)                                         JUNE 30, 1998      1997      1996         12/31/95
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period........................      $  9.27        $  7.98   $  6.70        $  6.17
Net investment income (loss)................................         0.05           0.08      0.09           0.03
Net realized and unrealized gains (losses) on investments...         1.07           1.64      1.42           0.57
                                                              --------------------------------------------------------
Total from investment operations............................         1.12           1.72      1.51           0.60
                                                              --------------------------------------------------------
Dividends from net investment income........................         0.00           0.07      0.09           0.04
Distributions from net realized capital gains...............         0.00           0.36      0.14           0.03
                                                              --------------------------------------------------------
Total distributions.........................................         0.00           0.43      0.23           0.07
                                                              --------------------------------------------------------
Net asset value, end of period..............................      $ 10.39        $  9.27   $  7.98        $  6.70
                                                              --------------------------------------------------------
Total return................................................        12.08%(B)      21.60%    22.63%          9.80%(B)
Net assets end of period (in thousands).....................      $97,581        $80,879   $57,794        $26,664
Ratio of expenses to average net assets.....................         1.03%(A)       1.04%     1.12%          1.30%(A)
Ratio of expenses to average net assets (excluding
 waivers)...................................................         1.03%(A)       1.04%     1.12%          1.41%(A)
Ratio of net investment income (loss) to average net
 assets.....................................................         1.04%(A)       0.92%     1.57%          1.39%(A)
Ratio of net investment income (loss) to average net assets
 (excluding waivers)........................................         1.04%(A)       0.92%     1.57%          1.28%(A)
Portfolio turnover..........................................        30.37%(A)      28.17%    33.21%         26.40%(A)


                      THE ENTERPRISE Group of Funds, Inc.

                                                              (UNAUDITED) SIX     FOR THE PERIOD
                                                                MONTHS ENDED      JULY 17 THROUGH
MONEY MARKET FUND (CLASS Y)                                    JUNE 30, 1998     DECEMBER 31, 1997
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period........................       $ 1.00             $ 1.00
Net investment income (loss)................................         0.02               0.02
Net realized and unrealized gains (losses) on investments...         0.00               0.00
                                                              ------------------------------------
Total from investment operations............................         0.02               0.02
                                                              ------------------------------------
Dividends from net investment income........................         0.02               0.02
Distributions from net realized capital gains...............         0.00               0.00
                                                              ------------------------------------
Total distributions.........................................         0.02               0.02
                                                              ------------------------------------
Net asset value, end of period..............................       $ 1.00             $ 1.00
                                                              ------------------------------------
Total return................................................         2.49%(B)       2.31%(B)
Net assets end of period (in thousands).....................       $2,692             $2,700
Ratio of expenses to average net assets.....................         0.68%(A)       0.70%(A)
Ratio of expenses to average net assets (excluding
 waivers)...................................................         0.68%(A)       0.95%(A)
Ratio of net investment income (loss) to average net
 assets.....................................................         4.97%(A)       4.96%(A)
Ratio of net investment income (loss) to average net assets
 (excluding waivers)........................................         4.97%(A)       4.71%(A)


                      THE ENTERPRISE Group of Funds, Inc.

                INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

The following descriptions of the Funds are intended to help you select the Fund which is appropriate for your investment objective. You may wish to pursue your objectives by investing in more than one Fund.

The investment objectives of each Fund may not be changed without approval of a majority of the outstanding voting securities of that Fund.

                                  EQUITY FUNDS

Under normal market conditions, at least 65% of the net asset value of the nine Equity Funds will be invested in common equity securities. The remainder of the Equity Funds' assets may be invested in repurchase agreements, bankers acceptances, bank certificates of deposit, commercial paper and similar money market instruments, convertible bonds, convertible preferred stock, preferred stock, corporate bonds, U.S. Treasuries, notes and bonds, American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), rights and warrants.

The Growth, Growth and Income, Equity, Equity Income, Capital Appreciation, Global Financial Services, Small Company Growth and Small Company Value Funds invest in securities that are traded on national securities exchanges and in the over-the-counter market. Each of these Funds, except the Global Financial Services Fund, may invest up to 20% of its assets in foreign securities provided they are listed on a domestic or foreign securities exchange or are represented by ADRs. The Global Financial Services Fund may invest over 50% of its assets in foreign securities. No Fund may invest more than 10% of its net assets in illiquid, including restricted, securities. As noted below, the International Growth Fund invests principally in the securities of foreign issuers listed on recognized foreign exchanges, but may also invest in securities traded on the over-the-counter market.

                                  GROWTH FUND

The objective of the Growth Fund is appreciation of capital primarily through investments in common stocks. The Fund's common stock selection emphasizes those companies having growth characteristics, but the Fund's investment policy recognizes that securities of other companies may be attractive for capital appreciation purposes by virtue of special developments or depression in price believed to be temporary. The potential for appreciation of capital is the basis for investment decisions; any income is incidental.

                             GROWTH AND INCOME FUND

The objective of the Growth and Income Fund is to achieve a total return in excess of the total return of the Lipper Growth and Income Mutual Funds Average, measured over a period of three to five years, by investing primarily in a broadly diversified group of large capitalization companies. The Fund seeks this objective primarily through capital appreciation with income as a secondary consideration. The Fund will invest in securities of companies which the Fund Manager believes to be financially sound and will consider such factors as the sales, growth and profitability prospects for the economic sector and markets in which the company operates and for the services of products it provides; the financial condition of the company; its ability to meet its liabilities and to provide income in the form of dividends; the prevailing price of the security; how that price compares to historical price levels of the security, to current price levels in the general market, and to the prices of competing companies; projected earnings estimates and earnings growth rate of the company, and the relation of those figures to the current price.

In general, the Fund will invest in stocks of companies with market capitalizations in excess of $750 million. Although there is no assurance that the Fund will meet its objective, the securities held in the Growth and Income Fund will generally reflect the price

                      THE ENTERPRISE Group of Funds, Inc.

volatility of the broad equity market (i.e., the Standard & Poor's 500 Index).

                                  EQUITY FUND

The investment objective of the Equity Fund is long term capital appreciation through investment in securities (primarily equity securities) of companies that are believed by the Fund Manager to be undervalued in the marketplace in relation to factors such as the companies' assets or earnings. It is the Fund Manager's intention to invest in securities of companies which in the Fund Manager's opinion possess one or more of the following characteristics: undervalued assets, valuable consumer or commercial franchises, securities valuation below peer companies, substantial and growing cash flow and/or a favorable price to book value relationship. Investment policies aimed at achieving the Fund's objective are set in a flexible framework of securities selection which primarily includes equity securities, such as common stocks, preferred stocks, convertible securities, rights and warrants in proportions which vary from time-to-time. Under normal circumstances at least 65% of the Fund's assets will be invested in equity securities. The Fund will invest primarily in stocks listed on the New York Stock Exchange. In addition, it may also purchase securities listed on other domestic securities exchanges, securities traded in the domestic over-the-counter market and foreign securities provided that they are listed on a domestic or foreign securities exchange or represented by ADRs listed on a domestic securities exchange or traded in the United States over-the-counter market.

                               EQUITY INCOME FUND

The objective of the Equity Income Fund is a combination of growth and income to achieve an above average and consistent total return, primarily from investments in dividend-paying common stocks.

The Fund's principal criterion in stock selection is above-average yield, and it uses this criterion as a discipline to enhance stability and reduce market risk. Subject to this primary criterion, the Fund invests in stocks that have relatively low price to earnings ratios or relatively low price to book value ratios.

                           CAPITAL APPRECIATION FUND

The objective of the Capital Appreciation Fund is maximum capital appreciation, primarily through investments in common stocks of companies that demonstrate accelerating earnings momentum and consistently strong financial characteristics.

The Fund invests primarily in common stocks of companies which meet the Fund Manager's criteria of: (a) steadily increasing earnings; and (b) a three-year average performance record of sales, earnings, dividend growth, pretax margins, return on equity and reinvestment rate at an aggregate average of 1.5 times the average performance of the Standard & Poor's 500 common stocks ("S&P 500") for the same period. The Fund attempts to invest in a range of small, medium and large companies designed to achieve an average capitalization of the companies in which it invests that is less than the average capitalization of the S&P 500. The potential for maximum capital appreciation is the basis for investment decisions; any income is incidental.

                           SMALL COMPANY GROWTH FUND


The Small Company Growth Fund seeks capital appreciation by investing primarily in common stocks of small companies with strong earnings growth and potential for significant capital appreciation. Under normal market conditions, the Fund will have at least 65% of its total assets in small capitalization stocks (market capitalization of up to $1 billion) and generally that percentage will be considerably higher. The Fund reserves the right to have some of its assets in the equities of companies with over $1 billion in market capitalization. These holdings may be equities that have appreciated since original purchase or equities of companies with a market capitalization in excess of $1 billion at the time of purchase. The Fund will normally be as fully invested as practicable in


                      THE ENTERPRISE Group of Funds, Inc.

common stocks, but also may invest up to 5% of its assets in warrants and rights to purchase common stocks.



In pursuing its objective, the Fund Manager will seek out the stocks of small companies that are expected to have above average growth in earnings and are reasonably valued. The Fund Manager uses a disciplined approach in evaluating growth companies. It relates the expected growth rate in earnings to the price-earnings ratio of the stock. Generally, the Fund Manager will not buy a stock if the price-earnings ratio exceeds the growth rate. By using this valuation parameter, the believes it moderates some of the inherent volatility in the small-capitalization sector of the market. Securities will be sold when the Fund Manager believes the stock price exceeds the valuation criteria, or when the stock appreciates to a point where it is substantially overweighted in the portfolio, or when the company no longer meets expectations. The Fund Manager's goal is to hold a stock for a minimum of one year but this may not always be feasible and there may be times when short-term gains or losses will be realized.


                            SMALL COMPANY VALUE FUND

The objective of the Small Company Value Fund is maximum capital appreciation, primarily through investment of at least 65% of Fund assets in the common equity securities of companies (based on the total outstanding common shares at the time of investment) which have a market capitalization of up to $1 billion.

The Fund intends to invest the remaining 35% of its total assets in the same manner but reserves the right to use some or all of the 35% to invest in equity securities of companies (based on the total outstanding common shares at the time of investment) which have a market capitalization of more than $1 billion.


In pursuing its objective, the Fund's strategy will be to invest in stocks of companies with value that may not be fully reflected by current stock price. Since small companies tend to be less actively followed by stock analysts, the market may overlook favorable trends and then adjust its valuation more quickly once investor interest has surfaced. The Fund Manager seeks out companies in the public market that are selling at a discount to their private market value (PMV) measured using proprietary research techniques in various industry sectors. The Fund Manager then determines whether there is an emerging catalyst that will focus investor attention on the underlying assets of the company. Smaller companies may be subject to a valuation catalyst such as increased investor attention, takeover efforts or a change in management.


                           INTERNATIONAL GROWTH FUND

The objective of the International Growth Fund is capital appreciation, primarily through a diversified Fund of non-U.S. equity securities.

It is a fundamental policy of the Fund that it will invest at least 80% of the value of its assets (except when maintaining a temporary defensive position) in equity securities of companies domiciled outside the United States. That portion of the Fund not invested in equity securities is, in normal circumstances, invested in U.S. and foreign government securities, high grade commercial paper, certificates of deposit, foreign currency, banker acceptances, cash and cash equivalents, time deposits, repurchase agreements and similar money market instruments, both foreign and domestic. The Fund may invest in convertible debt securities of foreign issuers which are convertible into equity securities at such time as a market for equity securities is established in the country involved.

The Fund Manager's investment perspective for the Fund is to invest in the equity securities of non-U.S. markets and companies which are believed to be undervalued based upon internal research and proprietary valuation systems. This international equity strategy reflects the Fund Manager's decisions concerning the relative attractiveness of asset classes, the individual international equity markets, industries across and within those markets, other common risk factors within those markets and individual interna-

                      THE ENTERPRISE Group of Funds, Inc.

tional companies. The Fund Manager initially identifies those securities which it believes to be undervalued in relation to the issuer's assets, cash flow, earnings and revenues. The relative performance of foreign currencies is an important factor in the Fund's performance. The Fund Manager may manage the Fund's exposure to various currencies to take advantage of different yield, risk and return characteristics. The Fund Manager's proprietary valuation model determines which securities are potential candidates for inclusion in the Fund.

The benchmark for the fund is the European, Australian, Far East ("EAFE") Index (the "Benchmark"). The Benchmark is a market driven broad based index which includes non-U.S. equity markets in terms of capitalization and performance. The Benchmark is designed to provide a representative total return for all major stock exchanges located outside the U.S. From time to time, the Fund Manager may substitute securities in an equivalent index when it believes that such securities in the index more accurately reflect the relevant international market.

As a general matter, the Fund Manager will purchase for the Fund only securities contained in the underlying index relevant to the Benchmark. Brinson Partners will attempt to enhance the long-term risk and return performance of the Fund relative to the Benchmark by deviating from the normal Benchmark mix of country allocation and currencies in reaction to discrepancies between current market prices and fundamental values. The active management process is intended to produce a superior performance relative to the Benchmark index.

The Fund Manager will purchase securities of companies domiciled in a minimum of 8 to 12 countries outside the United States.

                         GLOBAL FINANCIAL SERVICES FUND


The investment objective of the Global Financial Services Fund is capital appreciation. The Fund will concentrate (invest 25% or more of its total assets) its investments in the financial services industry. The Fund seeks to achieve its objective through investment in the common stocks of domestic and foreign financial services companies. Under normal circumstances, at least 65% of the Fund's total assets will be invested in financial services companies that are domiciled in the U.S. and at least three other countries.


For Fund purposes, a financial services company is a firm that in its most recent fiscal year either (i) derived at least 50% of its revenues or earnings from financial services activities, or (ii) devoted at least 50% of its assets to such activities. Financial services companies provide financial services to consumers and businesses and include the following types of U.S. and foreign firms: commercial banks, thrift institutions and their holding companies; consumer and industrial finance companies; diversified financial services companies; investment banks; securities brokerage and investment advisory firms; financial technology companies; real estate-related firms; leasing firms; credit card companies; government sponsored financial enterprises; investment companies; insurance brokerages; and various firms in all segments of the insurance industry such as multi-line property and casualty, and life insurance companies and insurance holding companies.


The Fund Manager seeks to maximize returns by combining fundamental and quantitative research to identify securities of financial services companies that are attractively priced relative to their expected returns. Its research analysts employ a long-term approach to forecasting the earnings and growth potential of companies and attempt to construct global portfolios that produce maximum returns at a given risk level.


                                  INCOME FUNDS

Investors should refer to the Appendix to the Statement of Additional Information for a description of the Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P") ratings mentioned below.

                      THE ENTERPRISE Group of Funds, Inc.

                           GOVERNMENT SECURITIES FUND

The objective of the Government Securities Fund is current income and safety of principal primarily from securities that are obligations of the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities").

It is a fundamental policy of the Fund that under normal conditions at least 80% of the value of its net assets will be invested in U.S. Government Securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities are generally considered to be of the same or higher credit quality as privately issued securities rated Aaa by Moody's or AAA by S&P.

U.S. Government Securities consist of direct obligations of the U.S. Treasury (such as treasury bills, treasury notes and treasury bonds) and securities issued or guaranteed by agencies and instrumentalities of the United States Government. Those securities issued by agencies or instrumentalities may or may not be backed by the full faith and credit of the United States. Examples of full faith and credit securities are securities issued by the Government National Mortgage Association ("GNMA Certificates"). Examples of agencies or instrumentalities whose securities are not backed by the full faith and credit of the United States are the Federal Farm Credit System, the Federal Home Loan Banks, the Tennessee Valley Authority, the United States Postal Service and the Export-Import Bank. The Fund may concentrate from time to time in different securities described above in order to obtain the highest level of current income and safety of principal.

The remainder of the Fund's assets may be invested in repurchase agreements, bankers acceptances, bank certificates of deposit, commercial paper and similar money market instruments, corporate bonds and other mortgage-related securities (including collateralized mortgage obligations or "CMOs") rated Aaa by Moody's or AAA by S&P at the time of the investment or determined by the Fund Manager to be of comparable credit quality at the time of investment to such rated securities. In making such investments, the Fund Manager seeks income but gives careful attention to security of principal and considers such factors as marketability and diversification. For a discussion of CMOs and related risks, see "Certain Investment Techniques and Associated Risks".

As described in "Certain Investment Techniques and Associated Risks," the Fund may write and sell covered call option contracts on securities that it owns (in an effort to enhance income through hedging and other investment techniques) to the extent of 20% of the value of its net assets at the time such option contracts are written.

                              HIGH-YIELD BOND FUND

The objective of the High-Yield Bond Fund is maximum current income, primarily from debt securities that are rated Ba or lower by Moody's or BB or lower by Standard & Poor's.

It is a fundamental policy of the Fund that under normal circumstances it will invest at least 80% of the value of its total assets in high-yielding, income-producing corporate bonds that are rated B3 or better by Moody's or B- or better by S&P. The corporate bonds in which the Fund invests are high-yielding but normally carry a greater credit risk than bonds with higher ratings. In addition, such bonds, commonly referred to as "junk bonds", may involve greater volatility of price than higher-rated bonds. For a discussion of high-yield securities and related risks, see "Certain Investment Techniques and Associated Risks".

The Fund's investments are selected by the Fund Manager after careful examination of the economic outlook to determine those industries that appear favorable for investments. Industries going through a perceived decline generally are not candidates for selection. After the industries are selected, bonds of issuers within those industries are selected based on their creditworthiness, their yields in relation to their credit and the relative strength of their common stock prices. Companies near or in bankruptcy are not

                      THE ENTERPRISE Group of Funds, Inc.

considered for investment. The Fund does not purchase bonds which are rated Ca or lower by Moody's or CC or lower by S&P or which, if unrated, in the judgment of the Fund Manager have characteristics of such lower-grade bonds. Should an investment purchased with the above-described credit quality requisites be downgraded to Ca or lower or CC or lower, the Fund Manager shall have discretion to hold or liquidate the security.

Subject to the restrictions described above, under normal circumstances, up to 20% of the Fund's assets may include: (1) bonds rated Caa by Moody's or CCC by S&P; (2) unrated debt securities which, in the judgment of the Fund Manager have characteristics similar to those described above; (3) convertible debt securities; (4) puts, calls and futures as hedging devices; (5) foreign issuer debt securities; and (6) short-term money market instruments, including certificates of deposit, commercial paper, U.S. Government Securities and other income-producing cash equivalents. For a discussion of puts, calls, and futures and their related risks, see "Certain Investment Techniques and Associated Risks".

                             TAX-EXEMPT INCOME FUND

The objective of the Tax-Exempt Income Fund is a high level of current income not includable in gross income for federal income tax purposes, with consideration given to preservation of principal, primarily from investments in a diversified Fund of long-term investment grade municipal bonds.

It is a fundamental policy of the Fund that under normal circumstances it will invest at least 80% of its net assets in Municipal Securities (or futures contracts or options on futures with respect thereto) which, at the time of investment, are investment grade or in Municipal Securities which are not rated if, based upon credit analysis by the Fund Manager, it is believed that such securities are of comparable quality to such rated bonds.

The Fund invests primarily in investment grade "Municipal Securities" the interest on which, in the opinion of counsel for issuers and the Fund, is not includable in gross income for federal income tax purposes. Municipal Securities are notes and bonds issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. These securities are traded primarily in the over-the-counter market. Such securities may have fixed, variable or floating rates of interest. See the Appendix to this Prospectus for a further description of Municipal Securities.

Investment grade securities are: bonds rated within the three highest ratings by Moody's (Aaa, Aa, A) or S&P (AAA, AA, A); notes given one of the three highest ratings by Moody's (MIGl, MIG2, MIG3) for notes; commercial paper rated P-l by Moody's or A-1 by S&P; and variable rate securities rated VMIGl or VMIG2 by Moody's.

While there are no maturity restrictions on the Municipal Securities in which the Fund invests, the average maturity is expected to range between 10 and 25 years. The Fund Manager will actively manage the Fund, adjusting the average Fund maturity and utilizing futures contracts and options on futures as a defensive measure according to its judgment of anticipated interest rates. During periods of rising interest rates and falling prices, a shorter weighted average maturity may be adopted to cushion the effect of bond price declines on the Fund's net asset value. When rates are falling and prices are rising, a longer weighted average maturity rate may be adopted. For a discussion on futures and their related risks, see "Certain Investment Techniques and Associated Risks".

The Fund may also invest up to 20% of its net assets in cash, cash equivalents and debt securities, the interest from which may be subject to federal income tax. Investments in taxable securities will be limited to investment grade corporate debt securities and U.S. Government Securities.

The Fund will not invest more than 20% of its net assets in Municipal Securities the interest on which is subject to federal alternative minimum tax.

                      THE ENTERPRISE Group of Funds, Inc.

                                 FLEXIBLE FUND

                                  MANAGED FUND

The objective of the Managed Fund is growth of capital over time through investment in a Fund consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on the Fund Manager's assessments of the relative outlook for such investments. In seeking to achieve its investment objective, the types of equity securities in which the Fund may invest will be the same as those in which the Equity Funds invest. Debt securities are expected to be predominantly investment grade intermediate to long term U.S. Government and corporate debt, although the Fund will also invest in high quality short term money market and cash equivalent securities and may invest almost all of its assets in such securities when the Fund Manager deems it advisable in order to preserve capital. In addition, the Fund may also invest up to 20% of its assets in foreign securities provided that they are listed on a domestic or foreign securities exchange or are represented by ADRs listed on a domestic securities exchange or traded in the United States over-the-counter market.

The allocation of the Fund's assets among the different types of permitted investments will vary from time to time based upon the Fund Manager's evaluation of economic and market trends and its perception of the relative values available from such types of securities at any given time. There is neither a minimum nor a maximum percentage of the Fund's assets that may, at any given time, be invested in any of the types of investments identified above. Consequently, while the Fund will earn income to the extent it is invested in bonds or cash equivalents, the Fund does not have any specific income objective.

                               MONEY MARKET FUND

The investment objective of the Money Market Fund is to provide the highest possible level of current income, consistent with preservation of capital and liquidity. Securities in which the Fund will invest may not yield as high a level of current income as securities of lower quality and longer maturity which generally have less liquidity and greater market risk. The Money Market Fund seeks to achieve its objective by investing in a diversified portfolio of high quality money market instruments, comprised of U.S. dollar-denominated instruments which present minimal credit risks and are of eligible quality which consist of the following:

1. obligations issued or guaranteed as to principal and interest by the United States Government or any agency or authority controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by Congress;

2. commercial paper, negotiable certificates of deposit, letters of credit, time deposits and bankers' acceptances, of U.S. or foreign banks, and U.S. or foreign savings and loans associations, which at the date of investment have capital, surplus and undistributed profits as of the date of their most recent published financial statements of $500,000,000 or greater;

3. short-term corporate debt instruments (commercial paper or variable amount master demand notes) rated "A-1" or "A-2" by S&P or "Prime 1" or "Prime 2" by Moody's or Tier 1 by any two Nationally Recognized Statistical Rating Organization (NRSRO), or, if not rated, issued by a company rated at least "A" by any two NRSROs and about which the Board of Directors of the Fund has ratified the Fund Manager's independent determination that the instrument presents minimal credit risks and is of high quality; however, investments in securities of all issuers having the second highest overall rating (A-2/P-2) assigned shall be limited to no more than five percent of the Fund's assets at the time of purchase, with the investment of any one such issuer being limited to not more than one percent of Fund assets at the time of purchase;

4. corporate obligations limited to non-convertible corporate debt securities having one year or less

                      THE ENTERPRISE Group of Funds, Inc.

   remaining to maturity and which are rated "AA" or better by S&P or "Aa" or better by Moody's; and

5. repurchase agreements with respect to any of the foregoing obligations.

The Money Market Fund will limit its investment in the securities of any one issuer to no more than five percent of Fund assets, measured at the time of purchase.

In addition, the Money Market Fund will not purchase any security, including any repurchase agreement maturing in more than seven days, which is subject to legal or contractual delays on resale or which is not readily marketable if more than 10% of the net assets of the Money Market Fund, taken at market value would be invested in such securities.

After purchase by the Money Market Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Money Market Fund. Neither event will require a sale of such security by the Money Market Fund. The Fund Manager will consider such event in its determination of whether the Money Market Fund should continue to hold the security provided that the security presents minimal credit risks and that holding the security is in the best interests of the Fund. To the extent Moody's or S&P may change their rating systems generally (as described in the Appendix to the Statement of Additional Information) the Money Market Fund will attempt to use comparable ratings as standards for investments in accordance with investment policies contained herein and in the Fund's Statement of Additional Information.

The dollar weighted average maturity of the Money Market Fund will be 90 days or less.

All investments of the Money Market Fund will be limited to instruments which the Board of Directors determines are of eligible quality, which, if instruments of foreign issuers, are United States dollar-denominated instruments presenting minimal credit risk, and all of which are either:

1. of those rated in the two highest rating categories by any NRSRO, or

2. if the instrument is not rated, of comparable quality as determined by the Board of Directors.

Generally, instruments with NRSRO ratings in the two highest grades are considered "high quality." All of the money market investments will mature in 397 days or less. The Money Market Fund will use the amortized cost method of securities valuation, as described more fully in the Statement of Additional Information.

                                    CERTAIN
                                   INVESTMENT
                             SECURITIES, TECHNIQUES
                              AND ASSOCIATED RISKS

Following is a description of certain investment techniques employed by the Funds, and certain types of securities invested in by the Funds and associated risks. Unless otherwise indicated, all of the Funds may use the indicated techniques and invest in the indicated securities.

                   GENERAL RISKS ASSOCIATED WITH EQUITY FUNDS

The Equity Funds seek to reduce risk of loss of principal due to changes in the value of individual stocks by investing in a diversified portfolio of common stocks and through the use of options on stocks. Such investment techniques do not, however, eliminate all risks. Investors should expect the value of the Equity Funds and the net asset value of their shares to fluctuate based on market conditions.

                      THE ENTERPRISE Group of Funds, Inc.

Smaller capitalization companies may experience higher growth rates and higher failure rates than do larger capitalization companies due to the risk related to markets, market share, product performance and financial resources. The limited volume and frequency of trading of small capitalization companies may subject their stocks to greater price deviations than stocks of larger companies.

The International Growth Fund and the Global Financial Services Fund carry additional risks associated with possibly less stable foreign securities and currencies. For a discussion of these risks, please refer to "Foreign Currency Values and Transactions".

                   GENERAL RISKS ASSOCIATED WITH INCOME FUNDS

Although the Income Funds seek to reduce credit risks, i.e., failure of obligors to pay interest and principal, through careful selection of investments, and they seek to reduce market risks resulting from fluctuations in the principal value of debt obligations due to changes in prevailing interest rates by careful timing of maturities of investments, such risks cannot be eliminated, and these factors will affect the net asset value of shares in the Income Funds. The value of debt obligations has an inverse relationship with prevailing interest rates.

                  GENERAL RISKS ASSOCIATED WITH FLEXIBLE FUND

The foregoing types of risks associated with equity and income funds also apply to flexible funds.

                         GENERAL RISKS ASSOCIATED WITH
                         GLOBAL FINANCIAL SERVICES FUND

As stated above, the Global Financial Services Fund will concentrate its investments in the financial services industry. As a result, market and economic conditions and other risk factors particular to the financial services industry will affect the Fund more than other mutual funds that are not similarly concentrated. Generally, the financial services industry is extremely sensitive to fluctuations in interest rates.

Financial services companies are subject to extensive government regulation which may limit their activities and adversely affect their profitability. Some financial services companies, e.g., insurance companies, are also subject to severe market share competition and price competition. The removal of regulatory barriers to entry into certain segments of the financial services industry may increase competitive pressures on some companies. Financial services companies in foreign countries are subject to similar regulatory concerns and risk factors as domestic companies. Foreign companies, however, may face governmental controls on interest rates, price and currency movements, and credit availability. In addition, some foreign governments have taken steps to nationalize banks and other financial services companies.

                           U.S. GOVERNMENT SECURITIES

Although the payment of interest and principal on a security may be guaranteed by the United States Government or one of its agencies or instrumentalities, the value of such fixed income securities and, consequently, the yield on and net asset value of shares of the Government Securities Fund are not guaranteed by the U.S. Government. The net asset value fluctuates in response to changes in interest rates and market valuation. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. As a result, the Government Securities Fund's ability to maintain positions in high-yielding, mortgage-backed securities, such as GNMA Certificates, will be affected by reductions in the principal amounts of such securities resulting from such prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at the time.

                        MORTGAGE-RELATED SECURITIES AND
                            ASSET-BACKED SECURITIES

Up to 20% of the net assets of the Government Securities Fund may be invested in assets other than

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U.S. Government Securities, including collateralized mortgage related securities ("CMOs") and asset backed securities. These securities are considered to be volatile and may be thinly traded. CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Government Securities Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

While there are many versions of CMOs and asset backed securities, some include "Interest Only" or "IO" -- where all interest payments go to one class of holders, "Principal Only" or "PO" -- where all of the principal goes to a second class of holders, "Floaters" -- where the coupon rate floats in the same direction as interest rates and "Inverse Floaters" -- where the coupon rate floats in the opposite direction as interest rates. All these securities are volatile; they also have particular risks in differing interest rate environments as described below.

The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on yield to maturity and, therefore, the market value of the IO. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. Accordingly, investment in IOs can theoretically be expected to contribute to stabilizing a Fund's net asset value. However, if the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated AAA or the equivalent. Conversely, while the yield to maturity on a PO class is also extremely sensitive to rate of principal payments (including prepayments) on the related underlying mortgage assets, a slow rate of principal payments may have a material adverse effect on yield to maturity and therefore the market value of the PO. As interest rates rise and fall, the value of POs tends to move in the opposite direction from interest rates. This is typical of most debt instruments. See "General Risks Associated With Income Funds".

Floaters and Inverse Floaters ("Floaters") are extremely sensitive to the rise and fall in interest rates. The coupon rate on these securities is based on various benchmarks, such as LIBOR ("London Inter-Bank Offered Rate") and the 11th District cost of funds (the base rate). The coupon rate on Floaters can be affected by a variety of terms. Floaters can be reset at fixed intervals over the life of the Floater, float with a spread to the base rate, or be a certain percentage rate minus a certain base rate. Some Floaters have floors below which the interest rate cannot be reset and/or ceilings above which the interest rate cannot be reset. The coupon rate and/or market value of Floaters tend to move in the same direction as the base rate while the coupon rate and/or market value of Inverse Floaters tend to move in the opposite direction from the base rate.

The market value of all CMOs and other asset-backed securities are determined by supply and demand in the bid/ask market, interest rate movements, the yield curve, forward rates, prepayment assumptions and credit of the underlying issuer. Further, the price actually received on a sale may be different from bids when security is being priced.

CMOs and asset-backed securities trade over a bid and ask market through several large market makers. Due to the complexity and concentration of derivative securities, the liquidity and, consequently, the volatility of these securities can be sharply influenced by market demand.

Asset-backed and mortgage-related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of the Fund Manager (subject to the oversight of the

                      THE ENTERPRISE Group of Funds, Inc.

Board of Directors), the investment restriction limiting the Fund's investment in illiquid instruments to not more than 10% of the value of its net assets will apply. However, IOs and POs issued by the U.S. Government, its agencies and instrumentalities, and backed by fixed-rate mortgages may be excluded from this limit, if, in the judgment of the Fund Manager (subject to the oversight of the Board of Directors) such IOs and POs are readily marketable. The Government Securities Fund does not intend to invest in residual interests, privately issued securities or subordinated classes of underlying mortgages.

                             HIGH-YIELD SECURITIES

Notwithstanding the investment policies and restrictions applicable to the High-Yield Bond and Managed Funds which were designed to reduce risks associated with such investments, high-yield securities may carry higher levels of risk than many other types of income producing securities. These risks are of three basic types: the risk that the issuer of the high-yield bond will default in the payment of principal and interest; the risk that the value of the bond will decline due to rising interest rates, economic conditions, or public perception; and the risk that the investor in such bonds may not be able to readily sell such bonds. Each of the major categories of risk are impacted by various factors, as discussed below:

                             HIGH-YIELD BOND MARKET

The high-yield bond market is relatively new and has grown in the context of a long economic expansion. Any downturn in the economy may have a negative impact on the perceived ability of the issuer to make principal and interest payments which may adversely affect the value of outstanding high-yield securities and reduce market liquidity.

               SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES

In general, the market prices of bonds bear an inverse relationship to interest rates; as interest rates increase, the prices of bonds decrease. The same relationship may hold for high-yield bonds, but in the past high-yield bonds have been somewhat less sensitive to interest rate changes than treasury and investment grade bonds. While the price of high-yield bonds may not decline as much, relatively, as the prices of treasury or investment grade bonds decline in an environment of rising interest rates, the market price, or value, of a high-yield bond will be expected to decrease in periods of increasing interest rates, negatively impacting the net asset value of the High-Yield Bond Fund. High-yield bond prices may not increase as much, relatively, as the prices of treasury or investment grade bonds in periods of decreasing interest rates. Payments of principal and interest on bonds are dependent upon the issuer's ability to pay. Because of the generally lower creditworthiness of issuers of high-yield bonds, changes in the economic environment generally, or in an issuer's particular industry or business, may severely impact the ability of the issuer to make principal and interest payments and may depress the price of high-yield securities more significantly than such changes would impact higher rated, investment grade securities.

                              PAYMENT EXPECTATIONS

Many high-yield bonds contain redemption or call provisions which might be expected to be exercised in periods of decreasing interest rates. Should bonds in which the High-Yield Bond Fund has invested be redeemed or called during such an interest rate environment, the Fund would have to sell such securities without reference to their investment merit and reinvest the proceeds received in lower yielding securities, resulting in a decreased return for investors in the High-Yield Bond Fund. In addition, such redemptions or calls may reduce the High-Yield Bond Fund's asset base over which the Fund's investment expenses may be spread.

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                            LIQUIDITY AND VALUATION

Because of periods of relative illiquidity, many high-yield bonds may be thinly traded. As a result, the ability to accurately value high-yield bonds and determine the net asset value of the High-Yield Bond Fund, as well as the Fund's ability to sell such securities, may be limited. Public perception of and adverse publicity concerning high-yield securities may have a significant negative impact on the value and liquidity of high-yield securities, even though not based on fundamental investment analysis.

                               TAX CONSIDERATIONS

To the extent that a Fund invests in securities structured as zero coupon bonds, or other securities issued with original issue discount, the Fund will be required to report interest income even though no cash interest payment is received. Because such income is not represented by cash, the Fund may be required to sell other securities in order to satisfy the distribution requirements applicable to regulated investment companies under the Internal Revenue Code of 1986 ("IRC").

                                FUND COMPOSITION

As of March 31, 1998, the High-Yield Bond Fund consisted of securities classified as follows:

                                  PERCENTAGE OF
            CATEGORY                  FUND
BB..............................        23%
B...............................        71%
CCC.............................         1%
Non-rated*......................         5%

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* Equivalent ratings for these securities would have been B.

                                     REITS

Each Fund may invest up to 10% of its total assets in the securities of real estate investment trusts ("REITs"). REITs are pooled investment vehicles which invest in real estate-related loans. The value of a REIT's shares generally is affected by changes in the value of the underlying investments of the Trust.

                              HEDGING TRANSACTIONS

Except as otherwise indicated, the Fund Managers, other than for the Money Market Fund, may engage in the following hedging transactions to seek to hedge all or a portion of a Fund's assets against market value changes resulting from changes in equity values, interest rates and currency fluctuations. Hedging is a means of offsetting, or neutralizing, the price movement of an investment by making another investment, the price of which should tend to move in the opposite direction from the original investment.

The Funds will not engage in hedging transactions for speculative purposes but only as a hedge against changes resulting from market conditions in the values of securities owned or expected to be owned by the Funds. Unless otherwise indicated, a Fund will not enter into a hedging transaction (except for closing transactions) if, immediately thereafter, the sum of the amount of the initial deposits and premiums on open contracts and options would exceed 5% of the Fund's total assets taken at current value.

                               CERTAIN SECURITIES

The Funds may invest in the following described securities, except as otherwise indicated. These securities are commonly referred to as derivatives. A Fund's investment in such securities, in the aggregate, may not exceed 5% of net assets at the time of investment; provided, however, that the International Growth Fund, the High-Yield Bond Fund, and the Government Securities Fund may invest up to 20% of their net assets in such securities.

                                  CALL OPTIONS

The Funds, other than the Money Market Fund, may write (sell) call options that are listed on national securities exchanges or are available in the over-the-counter market through primary broker-dealers. Call

                      THE ENTERPRISE Group of Funds, Inc.

options are short-term contracts with a duration of nine months or less. Such Funds of the Fund may only write call options which are "covered," meaning that the Fund either owns the underlying security or has an absolute and immediate right to acquire that security, without additional cash consideration, upon conversion or exchange of other securities currently held in the Fund. In addition, no Fund will, prior to the expiration of a call option, permit the call to become uncovered. If a Fund writes a call option, the purchaser of the option has the right to buy (and the Fund has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The amount paid to the Fund by the purchaser of the option is the "premium." The Fund's obligation to deliver the underlying security against payment of the exercise price would terminate either upon expiration of the option or earlier if the Fund were to effect a "closing purchase transaction" through the purchase of an equivalent option on an exchange. The Fund would not be able to effect a closing purchase transaction after it had received notice of exercise. The International Growth Fund may purchase and write covered call options on foreign and U.S. securities and indices and enter into related closing transactions.

Generally, such a Fund intends to write listed covered calls when it anticipates that the rate of return from so doing is attractive, taking into consideration the premium income to be received, the risks of a decline in securities prices during the term of the option, the probability that closing purchase transactions will be available if a sale of the securities is desired prior to the exercise, or expiration of the options, and the cost of entering into such transactions. A principal reason for writing calls on a securities portfolio is to attempt to realize, through the receipt of premium income, a greater return than would be earned on the securities alone. A covered call writer such as a Fund, which owns the underlying security, has, in return for the premium, given up the opportunity for profit from a price increase in the underlying security above the exercise price, but it has retained the risk of loss should the price of the security decline.

The writing of covered call options involves certain risks. A principal risk arises because exchange and over-the-counter markets for options may be limited; it is impossible to predict the amount of trading interest which may exist in such options, and there can be no assurance that viable exchange and over-the-counter markets will develop or continue. The Funds will write covered call options only if there appears to be a liquid secondary market for such options. If, however, an option is written and a liquid secondary market does not exist, it may be impossible to effect a closing purchase transaction in the option. In that event, the Fund may not be able to sell the underlying security until the option expires or the option is exercised, even though it may be advantageous to sell the underlying security before that time.

                                      PUTS

The Funds, except the Government Securities Fund and the Money Market Fund, may purchase put options ("Puts") which relate to (i) securities (whether or not they hold such securities); (ii) Index Options (described below whether or not they hold such Options); or (iii) broadly-based stock indexes. The Funds, except the Government Securities Fund and Money Market Fund, may write covered put options. The Fund will receive premium income from writing covered put options, although it may be required, when the put is exercised, to purchase securities at higher prices than the current market price. The High-Yield Bond Fund may invest up to 10% of the value of the Fund in Puts.

                               FUTURES CONTRACTS

All Funds may, other than the Money Market Fund, enter into contracts for the future acquisition or delivery of securities ("Futures Contracts") including index contracts and foreign currencies, and may also purchase and sell call options on Futures Contracts. These Funds may use this investment technique to

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hedge against anticipated future adverse price changes which otherwise might either adversely affect the value of the Fund's securities or currencies held by the Fund, or to hedge anticipated future price changes which adversely affect the prices of stocks, long-term bonds or currencies which the Fund intends to purchase at a later date. Alternatively, the Funds may enter into Futures Contracts in order to hedge against a change in interest rates which will result in the premature call at par value of certain securities which the Fund has purchased at a premium. If stock, bond or currency prices or interest rates move in an unexpected manner, the Fund would not achieve the anticipated benefits of Futures Contracts.

The use of Futures Contracts involves special considerations or risks not associated with the primary activities engaged in by any Funds. Risks of entering into Futures Contracts include: (1) the risk that the price of the Futures Contracts may not move in the same direction as the price of the securities in the various markets; (2) the risk that there will be no liquid secondary market when the Fund attempts to enter into a closing position; (3) the risk that the Fund will lose an amount in excess of the initial margin deposit; and (4) the fact that the success or failure of these transactions for the Fund depends on the ability of the Fund Manager to predict movements in stock, bond, and currency prices and interest rates.

                                 INDEX OPTIONS

All the Equity Funds may invest in options on stock indexes. These options are based on indexes of stock prices that change in value according to the market value of the stocks they include. Some stock index options are based on a broad market index, such as the New York Stock Exchange Composite Index or the S&P
500. Other index options are based on a market segment or on stocks in a single industry. Stock index options are traded primarily on securities exchanges.

Because the value of an index option depends primarily on movements in the value of the index rather than in the price of a single security, whether a Fund will realize a gain or loss from purchasing or writing an option on a stock index depends on movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment rather than changes in the price of a particular security. Consequently, successful use of stock index options by a Fund will depend on that Fund Manager's ability to predict movements in the direction of the stock market generally or in a particular industry. This requires different skills and techniques than predicting changes in the value of individual securities.

                              INTEREST RATE SWAPS

In order to attempt to protect the Fund investments from interest rate fluctuations, the Funds may engage in interest rate swaps. The Funds tend to use interest rate swaps as a hedge and not as a speculative investment. Interest rate swaps involve the exchange between the Fund and another party of their respective rights to receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if the Fund holds an interest-paying security whose interest rate is reset once a year, it may swap the right to receive interest at a rate that is reset daily. Such a swap position would offset changes in the value of the underlying security because of subsequent changes in interest rates. This would protect the Fund from a decline in the value of the underlying security due to rising rates, but would also limit its ability to benefit from falling interest rates.

The Fund will enter into interest rate swaps only on a net basis (i.e., the two payments streams will be netted out, with Fund receiving or paying as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid high grade debt securities

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having an aggregate net asset value at least equal to the accrued excess, will be maintained in a segregated account by the Fund's custodian bank.

The use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If the Fund Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique were never used. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Thus, if the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

                    FOREIGN CURRENCY VALUES AND TRANSACTIONS

Investments in foreign securities will usually involve currencies of foreign countries, and the value of the assets of the International Growth Fund and the Global Financial Services Fund (and of the other Funds that may invest in foreign securities to a much lesser extent) as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the International Growth Fund may incur costs in connection with conversions between various currencies.


The normal currency allocation of the International Growth Fund is identical to the currency mix of the Benchmark the EAFE Index. The Fund expects to maintain this normal currency exposure when global currency markets are fairly priced relative to each other and relative to associated risks. The Fund may actively deviate from such normal currency allocations to take advantage of or to protect the Fund from risk and return characteristics of the currencies and short-term interest rates when those prices deviate significantly from fundamental value. Deviations from the Benchmark are determined by the Fund Manager based upon its research.


To manage exposure to currency fluctuations, the Fund may alter equity or money market exposures (in its normal asset allocation mix as previously identified), enter into forward currency exchange contracts, buy or sell options, futures or options on futures relating to foreign currencies and may purchase securities indexed to currency baskets. The Fund will also use these currency exchange techniques in the normal course of business to hedge against adverse changes in exchange rates in connection with purchases and sales of securities. Some of these strategies may require the Fund to set aside liquid assets in a segregated custodial account to cover its obligations. These techniques are further described below.

The Fund may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., "forward foreign currency" contract or "forward" contract). A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. The Fund will convert currency on a spot basis from time to time and investors should be aware of the potential costs of currency conversion.

When the Fund Manager believes that the currency of a particular country may suffer a significant decline against the U.S. dollar or against another currency, the Fund may enter into a currency contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency.

At the maturity of a forward contract, the Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by repurchasing an "offsetting" contract with the same currency trader obligating it to

                      THE ENTERPRISE Group of Funds, Inc.

purchase, on the same maturity date, the same amount of the foreign currency. The Fund may realize a gain or loss from currency transactions.

The Fund also may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the Fund's exposure to changes in currency exchange rates. Call options on foreign currency written by the Fund will be "covered", which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by the Fund, the Fund will establish a segregated account with its custodian bank consisting of cash, U.S. government securities or other high grade liquid debt securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put.

                            CERTAIN OTHER SECURITIES

Except as otherwise indicated, the Funds may purchase the following securities, the purchase of which involves certain risks described below. Unless otherwise indicated, a Fund will not purchase a category of such securities if the value of such category, taken at current value, would exceed 5% of the Fund's total assets.

                              MASTER DEMAND NOTES

All Funds may purchase variable amount master demand notes. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Since there is no secondary market for these notes, the appropriate Fund Managers, subject to the overall review of the Fund's Directors and the Adviser, monitor the financial condition of the issuers to insure that they are able to repay the notes.

                             REPURCHASE AGREEMENTS

All Funds may enter into repurchase agreements having maturities of seven days or less. When a Fund acquires securities from a bank or broker-dealer, it may simultaneously enter into a repurchase agreement with the same seller pursuant to which the seller agrees at the time of sale to repurchase the security at a mutually agreed upon time and price. In such instances, the Fund's Custodian has possession of the security or collateral for the seller's obligation. If the seller should default on its obligation to repurchase the securities, the Fund may experience delays, difficulties or other costs when selling the securities held as collateral and may incur a loss if the value of the collateral declines. The appropriate Fund Managers, subject to the overall review by the Fund's Directors and the Adviser, monitor the value of the collateral as to repurchase agreements, and they monitor the creditworthiness of the seller and must find it satisfactory before engaging in repurchase agreements. The Funds enter into repurchase agreements only with Federal Reserve member banks that have net worth of at least $100,000,000 and outstanding commercial paper of the two highest rating categories assigned by Moody's or S&P or with broker-dealers that are registered with the Securities and Exchange Commission, are members of the National Association of Securities Dealers, Inc. ("NASD") and have similarly rated commercial paper outstanding. Any repurchase agreements entered into by the Funds will be fully collateralized and marked to market daily, other than those entered into by the Money Market Fund, which are valued on an amortized cost basis.

                       RESTRICTED OR ILLIQUID SECURITIES

Each Fund may invest up to 10% of its net assets in restricted securities (privately placed equity or debt securities) or other securities which are not readily marketable.

                               FOREIGN SECURITIES

As noted above, the International Growth Fund will invest primarily in foreign securities, and the Global

                      THE ENTERPRISE Group of Funds, Inc.

Financial Services Fund may invest 50% or more of its total assets in such securities. All other Funds, except the Government Securities Fund, the Tax-Exempt Income Fund and the Money Market Fund may, subject to the 20% limitation, invest in foreign securities as well as both sponsored and unsponsored American Depository Receipts ("ADRs"), and European Depository Receipts ("EDRs") which are securities of U.S. issuers backed by securities of foreign issuers. There may be less information available about unsponsored ADRs and EDRs, and therefore, they may carry higher credit risks. The Funds may also invest in securities of foreign branches of domestic banks and domestic branches of foreign banks.

Investments in foreign equity and debt securities involve risks different from those encountered when investing in securities of domestic issuers. The appropriate Fund Managers and the Adviser, subject to the overall review of the Fund's Directors, evaluate the risks and opportunities when investing in foreign securities. Such risks include trade balances and imbalances and related economic policies; currency exchange rate fluctuations; foreign exchange control policies; expropriation or confiscatory taxation; limitations on the removal of funds or other assets; political or social instability; the diverse structure and liquidity of securities markets in various countries and regions; policies of governments with respect to possible nationalization of their own industries; and other specific local, political and economic considerations.

                              FORWARD COMMITMENTS

Securities may be purchased on a "when issued" or on a "forward delivery" basis, which means it may take as long as 120 days before such obligations are delivered to a Fund. The purpose of such investments is to attempt to obtain higher rates of return or lower purchase costs than would be available for securities purchased for immediate delivery. Securities purchased on a when issued or forward delivery basis involve a risk that the value of the security to be purchased may decline prior to the settlement date. In addition, if the dealer through which the trade is made fails to consummate the transaction, the Fund may lose an advantageous yield or price. The Fund does not accrue income prior to delivery of the securities in the case of forward commitment purchases. The 5% limitation does not apply to the International Growth, Government Securities and Tax-Exempt Income Funds which will have a 20% limitation.

                          TEMPORARY DEFENSIVE TACTICS

Any or all of the Funds may at times for defensive purposes, at the determination of the Fund Manager, temporarily place all or a portion of their assets in cash, short-term commercial paper (i.e. short-term unsecured promissory notes issued by corporations to finance short-term credit needs), United States Government securities, high-quality debt securities (including "Eurodollar" and "Yankee Dollar" obligations, i.e., U.S. issuer borrowings payable overseas in U.S. funds and obligations of foreign issuers payable in U.S. funds), and obligations of banks when in the judgment of the Fund Manager such investments are appropriate in light of economic or market conditions. The Money Market Fund may at times for defensive purposes temporarily place all or a portion of its assets in cash, when in the judgment of the Fund Manager such an investment is appropriate in light of economic or market conditions. For temporary defensive purposes, the International Growth Fund may invest in all of the above, both foreign and domestic, including foreign currency, foreign time deposits, and foreign bank acceptances. When a Fund takes a defensive position, it may not be following the fundamental investment policy of the Fund.

                               PORTFOLIO TURNOVER

In carrying out the investment policies described in this Prospectus, each Fund expects to engage in a substantial number of securities portfolio transactions, and the rate of portfolio turnover will not be a limiting factor when a Fund Manager deems it appropriate to purchase or sell securities for a Fund. How-

                      THE ENTERPRISE Group of Funds, Inc.

ever, no Fund's annual portfolio turnover rate (other than the High-Yield Bond Fund and the Money Market Fund for which, due to the short-term nature of its investment, a portfolio turnover rate is not applicable) is expected to exceed 100%.

A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund's purchases or sales of securities by the average investments of the Fund. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs which are borne directly by a Fund. Each Fund intends to elect and to comply with the various provisions of the Internal Revenue Code so as to qualify as a "regulated investment company" thereunder. (See "Taxes".)

                                   INVESTMENT
                                  RESTRICTIONS

Except as indicated, each of the Funds has adopted certain investment restrictions and limitations for the purpose of reducing their exposure in specific situations.

No Fund will: (1) as to 75% of the assets of each Fund, invest more than 5% of the value of its total assets in the securities of any single issuer (other than cash items and U.S. government securities, as defined in the Investment Company Act of 1940) if such purchase would cause more than 5% of the value of its assets to be invested in securities of such issuer; (2) purchase more than 10% of the voting securities of any issuer; (3) invest more than 5% of its total assets in the securities of companies that have a continuous operating history of less than three years (the Global Financial Services, High-Yield Bond and Tax-Exempt Income Funds are not subject to this restriction); (4) except as to the Money Market Fund (as described below) and the Global Financial Services Fund, invest more than 25% of its total assets in any one industry, provided that: (i) this limitation does not apply to investments in U.S. Government Securities as well as its agencies and instrumentalities, general obligation bonds, or Municipal Securities other than industrial development bonds issued by non-governmental users; and (ii) utility companies will be divided according to their services (for example, gas, gas transmission, electric, electric and gas, and telephone will each be considered as a separate industry); (5) borrow money, except from a bank and only for temporary or emergency purposes, and such borrowings will not exceed 5% of the lower of the value or cost of the Fund's total assets; or (6) pledge, mortgage or hypothecate its assets to an extent greater than 5% of the value of its total assets. For purposes of restrictions
(1) and (2), each Fund will regard the entity which has ultimate responsibility for the payment of interest and principal as the issuer. Notwithstanding restriction (4), the Money Market Fund may invest in excess of 25% of its total assets in U.S. Government Securities as well as its agencies and instrumentalities, and certain bank instruments issued by domestic banks. See "Investment Restrictions" in the Statement of Additional Information.

These investment limitations, and other limitations that are fundamental policies, that are described in greater detail in the Statement of Additional Information, may be changed only with the approval of the holders of a majority of the shares of a Fund.

In addition, management of the Fund has adopted the following restrictions which apply to all of the Funds and may be changed only by the Board of Directors of the Fund. No Fund will: (A) lend its assets to any person or individual, except by the purchase of bonds or other debt obligations customarily sold to institutional investors; (B) invest more than 5% of the value of its net assets, valued at the lower of cost or market, in warrants (Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by a Fund in units or attached to securities may be deemed to be without value.), (C) invest in oil, gas, or other mineral leases, or (D) engage in arbitrage transactions.

                      THE ENTERPRISE Group of Funds, Inc.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment's percentage of the value of a Fund's total assets resulting from a change in Fund value or assets will not constitute a violation of the percentage restrictions.

The Managed Fund will not invest more than 5% of the value of its total assets in high-yield securities.

In order to qualify for federal income tax treatment as a regulated investment company for a taxable year, each Fund must, among other things, (a) derive at least 90% of its gross income during such taxable year from qualifying income (i.e., dividends, interest, payments with respect to loans of stock and securities, and gains from the sale or other disposition of stock or securities or options thereon); and (b) diversify its holdings so that, at the end of each fiscal quarter of such taxable year, (i) at least 50% of the market value of its total assets is represented by cash, cash items, U.S. Government Securities, securities of other regulated investment companies, and other securities limited, in the case of other securities for purposes of this calculation, in respect of any one issuer, to an amount not greater than 5% of the value of its total assets or 10% of the voting securities of the issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government Securities).

No Fund may invest more than 5% of its total assets in the securities of a company that receives more than 15% of its revenues from "securities-related activities". Securities-related activities are activities as a broker, dealer, underwriter or investment adviser (a "securities issuer"). Further, immediately after the purchase of an equity security of a securities issuer, no Fund may own more than 5% of the outstanding securities of that class of the issuer's equity securities. In addition, immediately after the purchase of any securities issuer's debt securities, no Fund may own more than 10% of the outstanding principal amount of the issuer's debt securities.

                                HOW TO PURCHASE
                                  FUND SHARES

Enterprise Fund Distributors, Inc. ("the Distributor"), is the principal underwriter for shares of the Fund. The Distributor, whose address is Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326, is a subsidiary of Enterprise Capital Management, Inc. Purchases can be made through most investment dealers who, as part of the service they provide, must transmit orders promptly. The Funds offer four separate Classes of shares: Class A, B, C and Y shares, each with a different combination of sales charges, ongoing fees an other features.

The four Classes also have separate exchange privileges. (See "How to Exchange Shares Among the Funds.") The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee or service fee, if any, payable by that class.

Class Y shares do not bear a sales charge or distribution fee. Institutional investors eligible to purchase Class Y shares include banks, savings institutions, trust companies, insurance companies, investment companies as defined by the Investment Company Act of 1940, pension or profit sharing trust, certain wrap account clients of broker/dealers, former shareholders of Retirement System Investors, Inc. ("RSI"), direct referrals of Fund Managers or EAI, or other financial institutional buyer. Wrap account clients of broker/dealers, former RSI shareholders, and direct referrals of Fund Managers or Evaluation Associates, Inc. ("EAI") are offered Class Y shares at a lower minimum purchase amount.

All purchases made by check should be in U.S. dollars and made payable to The Enterprise Group of Funds, Inc., or in the case of a retirement account, the custodian or trustee. Third party checks will not be accepted. When purchases are made by check or periodic account investment, redemptions will not be

                      THE ENTERPRISE Group of Funds, Inc.

allowed until the investment being redeemed has been in the account for 15 calendar days.

For accounts with balances under $1,000, an annual service charge of $25 per account registration per Fund will apply.

From time to time, the Fund temporarily may suspend the offering of shares of one or more of its Classes or Funds to new investors. During the period of such suspension, persons who are already shareholders of any such Class or Fund normally will be permitted to continue to purchase additional shares and to have dividends reinvested.

Fund shares are purchased at the net asset value next determined after the application for purchase of shares is received by the Enterprise Shareholder Services Division of the Fund's Transfer Agent, National Financial Data Services, Inc. (the "Transfer Agent"). The Distributor or the Fund may reject any orders.

DEALER COMPENSATION. The Distributor will provide additional compensation to dealers in connection with sales of shares of the Funds and other mutual funds distributed by the Distributor ("Enterprise Funds") including promotional gifts (which may include gift certificates, dinners and other items), financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns. In some instances, these incentives may be made available only to dealers whose representatives have sold or are expected to sell significant amounts of shares.

In addition to distribution and service fees paid the Fund under Class A, Class B and Class C Plans, the Adviser (or one of its affiliates) may make payments to dealers (including MONY Securities Corp.) and other persons which distribute shares of the Funds (including Class Y shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

HOW THE NET ASSET VALUE IS COMPUTED. The net asset value per share for each Class of each Fund of the Fund is determined by dividing the total value of the Fund's investments and other assets, less any liabilities, by the total number of outstanding shares of the Fund for each Class. Net asset value per share is determined at the close of trading on each day the New York Stock Exchange is open for trading except that net asset value per share of the International Growth Fund may not, in certain circumstances, be determined on days when the New York Stock Exchange is open for trading but one or more foreign stock exchanges are not open for trading. The net asset value per share is effective as of the time of computation. In determining net asset value, the price carried by the composite tape of all national exchanges is used.

Domestic equity securities are valued at the last sale price or, in the absence of any sale on that date, the closing bid price. Domestic equity securities without last trade information are valued at the last bid price. Domestic equity securities, for which market quotations are not readily available, and other assets are valued at fair value as determined in good faith by the Board of Directors. Debt securities and foreign securities are valued on the basis of independent pricing services approved by the Board of Directors, and such pricing services generally follow the same procedures in valuing foreign equity securities as are described above as to domestic equity securities.

Securities held by the Money Market Fund are valued on an amortized cost basis. The Securities and Exchange Commission's rules relating to the amortized cost method involve valuing a security at its cost and amortizing any discount or premium over the period until maturity, without taking into account the impact of fluctuating interest rates on the market value of the security unless the deviation from net asset value as calculated by using available market quotations exceeds 1/2 of 1%. At that point, the Board of Directors will promptly decide what action, if any, will be initiated. The Money Market Fund seeks to maintain a constant net asset value of $1.00 but there can be no assurance that the Money Market Fund will be able to maintain a stable net asset value. The Money

                      THE ENTERPRISE Group of Funds, Inc.

Market Fund will not maintain a dollar weighted average Fund maturity which exceeds 90 days.

Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different net asset values and dividends for each class. It is expected, however, that the net asset values of the three classes will tend to converge immediately after the recording of dividends, which will differ by approximately the amount of the distribution and service related expense accrual differential among the classes.

Share Certificates. The Fund does not ordinarily issue certificates representing shares of the Funds. Instead, shares are held on deposit for shareholders by the Fund's Transfer Agent, which sends a statement of shares owned in each Fund to shareholders following each transaction in the shareholder's account. Certificates for full shares only (other than the Money Market Fund) are available at no charge at any time upon written request to the Transfer Agent. Special shareholder services such as telephone redemptions, exchanges, electronic funds transfers and wire orders are not available as to certificated shares.

                                  SHAREHOLDER
                                    SERVICES

For the convenience of investors, the following plans are available:

                          AUTOMATIC REINVESTMENT PLAN

Dividends and capital gains distributions may be automatically reinvested in the same Class of shares or, at the investor's election, may be paid out in cash. No sales charge is applied upon reinvestment of dividends or capital gains.

                           AUTOMATIC INVESTMENT PLAN

An investor may debit any Fund Account of a Class on a monthly basis for automatic investments into one or more of the other Funds of the same Class. The Fund from which the investment will be made is subject to the $1,000 minimum. The investor may then choose to have $50 or more transferred to either an established Enterprise Fund, or they may open a new account subject to an initial minimum investment of $100.

                       BANK PURCHASE AND REDEMPTION PLAN

Any investor may initiate an ACH (Automatic Clearing House) Purchase or Redemption directly to a bank account when proper instructions have been established on the account.

                                RETIREMENT PLANS

Shareholders may adopt Profit Sharing Plan, Money Purchase Plan and other retirement plans funded by Fund shares and other investment which plans have been approved by the Internal Revenue Service.

The costs of these plans (exclusive of the retirement plans on which a $10 annual custodial fee is charged) are paid by the Distributor, except for the normal cost of issuing shares, which is paid by the Funds of the Fund. Additional information concerning these plans is available from the Distributor upon request.

                                HOW TO EXCHANGE
                                SHARES AMONG THE
                                     FUNDS

An exchange represents the sale of shares of one Fund and the purchase of shares of another, which may produce a gain or loss for tax purposes. Class Y shares may be exchanged for Class Y shares of any other Fund. Class Y shares cannot be exchanged for Class A, B or C shares.

Shares of a Fund will be processed at the net asset value next determined after the Transfer Agent receives your exchange request. The exchange feature may be modified or discontinued at any time, upon notice to shareholders.

                      THE ENTERPRISE Group of Funds, Inc.

Exchanges may be directed by:

1. calling: Enterprise Shareholder Services
            1-800-368-3527

2. writing: Enterprise Shareholder Services
            P.O. Box 419731
            Kansas City, MO 64141-6731

To exchange by letter, state the name of the Fund you are exchanging from, the account name(s) and address, the account number, the dollar amount or number of shares to be exchanged, and the Fund into which you are exchanging. Sign your name(s) exactly as it appears on your account statement.

The minimum initial investment rules applicable to a Fund apply to any exchange where the exchange results in a new account being opened in such Fund. Exchanges into existing accounts are not subject to a minimum amount. Original investments in the Money Market Fund which are transferred to other Funds are not considered Fund exchanges but purchases.

The Fund reserves the right not to allow the exercise of the exchange privilege in less than two-week intervals. The Fund reserves the right to restrict the exchange from any Fund until funds have been held in that Fund for at least seven days. The Fund further reserves the right to discontinue or modify the exchange privilege on a prospective basis at any time, including a modification of the amount or terms of a service fee.

In addition, with regard to exchange requests made by market timers on behalf of clients, the Fund reserves the right to delay settlement up to seven days if it is determined by the Fund Manager that immediate settlement would harm the Fund.

Before engaging in an exchange transaction, a shareholder should read carefully the parts of this Prospectus describing the Fund into which the exchange will occur. See "Investment Objectives and Policies of the Funds." Shareholders must elect to authorize the Fund's transfer agent to act upon telephone exchange requests. Shareholders are subject to risk should they elect to exchange by telephone in that neither the Fund nor the Transfer Agent will be liable for properly acting upon telephone instructions believed to be genuine. The Fund employs reasonable procedures to confirm that instructions communicated by telephone are genuine, and should the Fund or its transfer agent fail to institute such procedures, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. Telephone exchanges are activated by instructions received from a shareholder or any person claiming to act as the shareholder's representative who can provide the Transfer Agent with account registration information.

Exchanges are taxable as redemptions on which gains or losses may be recognized.

                                 HOW TO REDEEM
                                  FUND SHARES

Any shareholder may require the Fund to redeem his or her shares in any Fund. The redemption price will be the net asset value per share next determined after receipt of all required information.

                                  REDEMPTIONS

Redemptions may be made: (1) by telephone; (2) in writing; or (3) by wire, if the appropriate request forms have been submitted. Payment for shares redeemed will be made within seven days after the request has been properly made and received. Shares purchased by check may be redeemed once the check has cleared, which may take up to 10 days.

                             TELEPHONE REDEMPTIONS

The Fund accepts telephone requests for redemptions from shareholders who have authorized this service. Telephone requests for redemption may be made by calling the Transfer Agent at 1-800-368-3527. Anyone making a telephone redemption request must furnish: (1) the name and address of record of the registered owner(s); (2) the account number; (3) the amount to be withdrawn; and
(4) the name of the person

                      THE ENTERPRISE Group of Funds, Inc.

making the request. Checks for telephone redemptions will be issued only to the registered shareowner(s) and mailed to the last address of record or exchanged into any other Fund. All telephone redemption instructions are recorded and are limited to requests of $50,000 or less. Shareholders also have the option to have redemption proceeds transferred directly to a bank account through the Automatic Clearing House (ACH) system. All applicable bank information must be established on the account before this type of redemption is initiated. Shareholders are subject to risk should they elect to redeem by telephone in that neither the Fund nor the Transfer Agent will be liable for properly acting upon telephone instructions believed to be genuine. Should the Fund or its transfer agent fail to utilize reasonable procedures, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

                              WRITTEN REDEMPTIONS

Redemption requests may be made in writing, accompanied by any issued share certificates, to:

                        Enterprise Shareholder Services
                                P.O. Box 419731
                           Kansas City, MO 64141-6731

Such written redemption requests and any share certificates or a stock power must be endorsed by the investor. A signature guarantee is required if the redemption proceeds exceed $50,000 or the proceeds are to be sent to an address other than the address of record or to a person other than the registered holder. A signature guarantee may be secured from a member firm of a domestic securities exchange or by a commercial bank, savings and loan association, credit union or trust company. Further documentation may be requested, and a signature guarantee is always required, from corporations, executors, administrators, trustees or guardians.

                                WIRE REDEMPTIONS

For a separate $10 charge, redemptions for a maximum of $250,000 will be wired at your request. On written requests, funds may be wired to any bank. On a telephone request, funds may be wired only to the bank previously designated by you in writing. If a shareholder has given authorization for expedited wire redemption, shares can be redeemed and the proceeds sent by federal wire transfer to a single, previously designated bank account. Requests received prior to 4:00 p.m. (New York time) by the Fund's Transfer Agent, will result in shares being redeemed at the next determined net asset value, and the proceeds normally will be sent to the designated bank account the following business day. Delivery of the proceeds of a wire redemption request may be delayed by the Fund for up to seven days if the Fund deems it appropriate under the then current market conditions. Once authorization is on file, the Transfer Agent will honor requests by any authorized person at 1-800-368-3527. This privilege may not be used to redeem shares in certificated form. To change the name of the single designated bank account to receive wire redemption proceeds, it is necessary to send a written request with signature(s) guaranteed to the Transfer Agent.

                             REDEMPTIONS -- GENERAL

The Fund may redeem its shares in cash or with a pro rata portion of the assets of the appropriate Fund. To date, all redemptions have been made in cash, and the Fund anticipates that all redemptions will be made in cash in the future, but it reserves the right to provide redemptions in assets of a Fund should considerations and the size of the Fund require that method of redemption. The Fund has elected to commit itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period.

                      THE ENTERPRISE Group of Funds, Inc.

The Fund reserves the right to redeem an account at its option upon not less than 45 days' written notice if an account's net asset value is $500 or less and remains so during the notice period.

                                  PERFORMANCE
                                  COMPARISONS

Investors may look to mutual fund reporting services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Computer Directions Adviser Services, Inc., Moody's Bond Survey Index, Nelson's Investment Manager Data Base, Morningstar, Inc., Salomon Brothers Corporate Bond Rate-of-Return Index, Shearson Lehman Municipal Bond Index, Bond-20 Bond Index and mortgage trade and other publications to compare the performance of each Fund with other mutual funds in that Fund's category. Comparative performance information from these sources may be used by the Fund in advertising.

From time to time, articles about the Fund regarding its performance or ranking may appear in national publications such as Kiplinger's Personal Finance Magazine, Money Magazine, Financial World, Morningstar, Dalbar, Value Line Mutual Fund Survey, Forbes, Fortune, Business Week, Wall Street Journal, Donaghue and Barron's. Some of these publications may publish their own rankings or performance reviews of mutual funds, including the Fund. Reference to or reprints of such articles may be used in the Fund's promotional literature.

From time to time, the Fund may advertise a Fund's "yield" and "total return." Total return and yield are calculated separately for Class A, Class B, Class C and Class Y shares. For Funds other than the Money Market Fund, the yield for any 30-day (or one month) period is computed by dividing the net investment income per share earned during such Period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one month) yield in accordance with a formula prescribed by the SEC which provides for compounding on a semiannual basis.

Current annualized yield quotations for the Money Market Fund are based on the Fund's net investment income per share for a seven-day period and exclude any realized or unrealized gains or losses on Fund securities. The yield is computed by determining the net change in value for a hypothetical account having a balance of one share at the beginning of the period, excluding any realized or unrealized gains or losses, and dividing by the price per share at the beginning of the period (expected to remain constant at $1). The net change is then annualized by multiplying it by 365/7, with the current yield figure carried to the nearest one-hundredth of one percent. The effective yield of the Money Market Fund for a seven-day period is computed by expressing the unannualized return for that period on a compounded, annualized basis.

A Fund may also advertise in items of sales literature an "actual distribution rate" which is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share.

Advertisements of the Fund's total return disclose the Fund's average annual compounded total return for its most recently completed fiscal year and the appropriate periods since the Fund's inception. The Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the SEC, the average annual compounded rates of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when received and the front end sales charge applicable to sales of the Fund shares (other than the Money Market Fund) is assumed to have been paid.

Any distribution rate, yield or total rate of return figure should not be considered as representative of

                      THE ENTERPRISE Group of Funds, Inc.

the performance of a Fund in the future. In addition, the Income Funds' performance figures are not directly comparable to those of bank deposits and other similar investments, which maintain a fixed principal value and pay a fixed yield on the principal amount. These Funds' net asset values are not fixed. They vary based not only upon the type, quality and maturities of the securities held in the Funds, but also on the changes in the current value of such securities and on changes in the Funds' expenses. For narrative discussions of the Fund's performance including graphs comparing Funds to various securities indexes, please request a copy of an Annual Report to Shareholders from the Fund.

The Money Market Fund's actual yields will fluctuate, and are not necessarily indicative of future actual yields. Actual yields are dependent on such variables as portfolio quality, average portfolio maturity, the type of instruments in which investments are made, changes in interest rates on money market instruments, portfolio expenses and other factors.

                             MANAGEMENT OF THE FUND

                                   DIRECTORS

The Board of Directors of the Fund is responsible for the management of the business of the Fund under the laws of Maryland, and it is primarily responsible for reviewing the activities of the Adviser, the various Fund Managers and the Distributor under the Investment Adviser's Agreement, the Fund Manager's Agreements, the Distributor's Agreement and the Plans which relate to the operations of the Fund and its Funds. Information concerning the Directors, including their names, positions, terms of office and principal occupations during the past five years, is contained in the Statement of Additional Information.

                        INVESTMENT ADVISER ARRANGEMENTS

The Fund has entered into an Investment Adviser's Agreement with the Adviser which, in turn, has entered into Fund Manager's Agreements with each of the Fund Managers discussed below. The Adviser acts as the Fund Manager for the Money Market Fund. It is the Adviser's responsibility to select, subject to the Board of Directors' review and approval, Fund Managers who have distinguished themselves by able performance in their respective areas of responsibility and to review their continued performance. The Adviser is assisted in this duty by Evaluation Associates, Inc., which has had 26 years of experience in evaluating investment advisers for individuals and institutional investors.


The Adviser and the Fund have received an exemptive order from the Securities and Exchange Commission which permits the Fund to thereafter enter into or amend Fund Manager's Agreements without obtaining shareholder approval each time. Shareholders voted affirmatively to give the Fund this ongoing authority. With Board approval, the Adviser is permitted to employ new Fund Managers for the Funds, change the terms of the Fund Manager's Agreements or enter into a new Agreement with that Fund Manager. Shareholders of a Fund continue to have the right to terminate the Fund Manager's Agreement for the Fund at any time by a vote of the majority of the outstanding voting securities of the Fund. Shareholders will be notified of any Fund Manager changes or other material amendments to Fund Manager's Agreements that occur under these arrangements.


The Adviser is also responsible for conducting all operations of the Fund except those operations contracted to the Transfer Agent and Custodian. The Adviser is a subsidiary of MONY, one of the nation's largest insurance companies. The Adviser, which was incorporated in 1986, served as principal investment adviser to Alpha Fund, Inc., the predecessor of the Fund's Growth Fund. Enterprise Capital also serves as investment adviser to Enterprise Accumulation Trust which had assets of $4.2 billion at March 31, 1998. Performance of similar portfolios of Enterprise Accumulation Trust may differ from the Fund due to a number of factors including the size of the Funds, investment cash flows and redemptions. The Adviser's

                      THE ENTERPRISE Group of Funds, Inc.

address is Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326.

As part of its operational responsibilities, the Adviser has undertaken to review each of its internal systems and obtain assessments from each service provider, including Fund Managers, of Year 2000 issues which could potentially impact services to the Fund. The Adviser is unaware of any Year 2000 issues which remain unresolved or have been identified as unresolvable. In addition, the Adviser has established a timetable to periodically re-evaluate systems to ensure that new issues or those which may not previously have been identified are addressed and resolved in an expeditious manner. The Adviser does not anticipate any material expenditures for monitoring Year 2000 issues.

                                 FUND MANAGERS

The following sets forth certain information about each of the Fund Managers, the annual rate of compensation as a percentage of the Fund's net assets paid to the Adviser ("Management Fee") and the portion of the Management Fee that the Adviser pays to the respective Fund Managers. Typical minimum investment requirements for the Fund Managers range from $1,000,000 to $35,000,000. Due to these high minimums, this level of professional management was previously reserved for institutional investors and high net worth individuals. Collectively, the Fund Managers manage assets in excess of $275 billion for all clients, including The Enterprise Group of Funds, Inc.

                                  GROWTH FUND


The Fund Manager of the Growth Fund is Montag & Caldwell, Inc. ("Montag & Caldwell"). Its address is 1100 Atlanta Financial Center, 3343 Peachtree Road, N.E., Atlanta, Georgia 30326, and it is controlled by Allegheny Corporation. It has served as investment adviser to Alpha Fund, Inc., the predecessor of the Growth Fund, since the Fund was organized in 1968. Montag & Caldwell and its predecessors have been engaged in the business of providing investment counseling to individuals and institutions since 1945. Ronald E. Canakaris, President and Chief Investment Officer, is responsible for the day-to-day, investment management of the Fund and has more than 30 years' experience in the investment industry. He has been President of Montag & Caldwell for more than 14 years and has served as Fund Manager since inception. Total assets under management for all clients at March 31, 1998, approximated $20.6 billion. Usual investment minimum: $40 million. Representative clients include: Black & Decker; Bristol-Myers Squibb; and Wake Forest University. The management fee paid by the Growth Fund is .75% of net assets, and the Fund Manager receives .30% for assets under management of that fee up to $100,000,000; .25% for assets from $100,000,000 to $200,000,000; and .20% for assets greater than $200,000,000.


                             GROWTH AND INCOME FUND

The Fund Manager of the Growth and Income Fund is Retirement System Investors Inc. ("RSI") which is a subsidiary of Retirement System Group Inc. Its address is 317 Madison Ave., New York, New York 10017. James P. Coughlin, President and Chief Investment Officer, is responsible for the day-to-day, management of the Fund and has more than 30 years' experience in the investment industry. He has served as President and Chief Investment Officer with RSI since 1989. Total assets under management for RSI were $549.7 million as of March 31, 1998. The Management Fee is .75%, and the Fund Manager receives 30% of that fee for assets under management up to $100,000,000; .25% on the next $100,000,000; and .20% for assets greater than $200,000,000.

                                  EQUITY FUND

The Fund Manager of the Equity Fund is OpCap Advisors which is a subsidiary of Oppenheimer Capital, a general partnership. OpCap's address is One World Financial Center, New York, New York 10281. Eileen Rominger, Managing Director of Oppenheimer Capital, is responsible for the day-to-day

                      THE ENTERPRISE Group of Funds, Inc.

management of the Fund. Ms. Rominger has more than 19 years' experience in the investment industry and has been Managing Director of Oppenheimer Capital since 1994 and previously served as Senior Vice President from 1986 to 1994. The Fund Manager had approximately $67.6 billion under management as of March 31, 1998. Usual investment minimum is $20 million. The management fee is .75% and the Fund Manager receives .40% of that fee for assets under management up to $100,000,000 and .30% of that fee thereafter.


                               EQUITY INCOME FUND

The Fund Manager of the Equity Income Fund is 1740 Advisers, Inc. ("1740 Advisers"). It is a subsidiary of MONY. Its address is 1740 Broadway, New York, New York 10019. John V. Rock, President and Director, is responsible for the day-to-day investment management of the Fund and has more than 34 years experience in the investment industry. He has served as President of 1740 Advisers since 1974. Total assets under management (for the Equity Income Fund and all other accounts managed) at March 31, 1998, were approximately $1.8 billion. Usual investment minimum: $20 million. The management fee paid by the Equity Income Fund is .75% of net assets, and the Fund Manager receives .30% of that fee for assets under management up to $100,000,000; and .25% on the next $100,000,000; and .20% thereafter.

                           CAPITAL APPRECIATION FUND

The Fund Manager of the Capital Appreciation Fund is Provident Investment Counsel, Inc. ("PIC"). PIC traces its origins to an investment partnership formed in 1951. PIC is a wholly-owned subsidiary of United Asset Management, Inc. Its address is 300 North Lake Avenue, Pasadena, California 91101. Jeffrey
J. Miller is a Managing Director of the firm and is responsible for the day-to-day management of the Fund. He has more than 25 years' experience in the investment industry. He has been Managing Director of PIC since 1972. As of March 31, 1998, total assets under management for all clients were $18.3 billion. Usual investment minimum: $5 million. Representative clients include:
Pennsylvania State Employees Retirement System, Kansas Public Employees Retirement System and United Methodist Church Board of Pensions. The management fee is .75% and the Fund Manager receives .50% of that fee for assets under management up to $100,000,000; .45% for assets under management for the next $100,000,000; .35% for assets greater than $200,000,000 up to $300,000,000; and
 .30% thereafter.

                           SMALL COMPANY GROWTH FUND


The Fund Manager of the Small Company Growth Fund is William D. Witter, Inc. ("Witter"). Witter is owned by its employees. Its offices are at One Citicorp Center, 153 East 53rd Street, New York, New York 10022. William D. Witter, President, and Paul B. Phillips, Managing Director, are responsible for the day-to-day management of the Fund. They have more than 80 years' combined experience in the investment industry. Mr. Witter and Mr. Phillips have been employed in their present positions by Witter since 1977 and 1996, respectively. Mr. Phillips previously served as Senior Portfolio Manager at Witter from 1986 to 1995. As of June 30, 1998, total assets under management for all clients were $900 million. Usual investment minimum is $1 million. The management fee is 1.00% and the Fund Manager receives .65% for assets under management of that fee up to $50 million; .55% for assets under management for the next $50 million; and .45% for assets thereafter.


                            SMALL COMPANY VALUE FUND

The Fund Manager of the Small Company Value Fund is Gabelli Asset Management Company ("Gabelli"). Gabelli is a wholly-owned subsidiary of Gabelli Funds, Inc. Its offices are located at One Corporate Center, Rye, New York 10580. Gabelli's predecessor, Gabelli & Company, Inc., was founded in 1977 by Mario J. Gabelli who has served as its chief investment officer since inception. He is responsible

                      THE ENTERPRISE Group of Funds, Inc.

for the day-to-day management of the Fund. He has more than 27 years' experience in the investment industry. As of March 31, 1998, total assets under management for all clients were $7.2 billion. Usual investment minimum is $1 million. The management fee is .75% and the Fund Manager receives .40% of that fee for assets under management up to $1 billion and .30% for assets in excess of $1 billion.

                           INTERNATIONAL GROWTH FUND


The Fund Manager of the International Growth Fund is Brinson Partners, Inc. ("Brinson"). Brinson is a wholly-owned subsidiary of UBS AG. Brinson's address is 209 South LaSalle Street, Chicago, Illinois 60604. Day-to-day management of this Fund is performed by a committee. As of March 31, 1998, Brinson's assets under management for all clients approximated $98 billion. Usual investment minimum: $25 million. The management fee is .85%, and the Fund Manager receives
 .45% of that fee for assets under management up to $100 million; .35% for assets under management from $100,000,000 to $200,000,000; .325% for assets from $200,000,000 to $500,000,000; and .25% for assets greater than $500,000,000.


                         GLOBAL FINANCIAL SERVICES FUND


The Fund Manager of the Global Financial Services Fund is Sanford C. Bernstein & Co., Inc. ("Sanford Bernstein"). Sanford Bernstein's address is 767 Fifth Avenue, New York, New York 10153-0185. Sanford Bernstein was established in 1967 and as of June 30, 1998, had $78 billion in assets under management. Day-to-day management of this Fund is performed by a committee. The management fee is .85% of average daily net assets, and of that fee, the Fund Manager receives .50% for assets up to $100 million; .40% for assets from $100 million to $300 million;
 .30% for assets over $300 million.


                           GOVERNMENT SECURITIES FUND


The Fund Manager of the Government Securities Fund is TCW Funds Management, Inc. The firm, founded in 1971, is a wholly-owned subsidiary of TCW Management Company, a Nevada corporation, whose direct and indirect subsidiaries, including Trust Company of the West and TCW Asset Management Company, provide a variety of trust, investment management and investment advisory services. The firm's address is 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. Philip A. Barach, Managing Director, and Jeffrey E. Gundlach, Managing Director, are responsible for the day-to-day investment management of the Fund and have more than 35 years' combined experience in the investment industry. They have served as Managing Director since they joined TCW in 1987 and 1985, respectively. As of March 31, 1998 TCW and its affiliated companies had approximately $51.6 billion under management or committed for management in various fiduciary and advisory capacities. Usual investment minimum: $35 million. The management fee is .60% and the Fund Manager receives .30% of that fee for assets under management up to $50,000,000 and .25% for assets under management greater than $50,000,000.


                              HIGH-YIELD BOND FUND


The Fund Manager of the High-Yield Bond Fund is Caywood-Scholl Capital Management ("Caywood-Scholl"). This firm was formed in 1986 and has entered into a letter of intent to be acquired by Dresdner RCM Global Investors LLC, and affiliate of Dresdner Bank AG. The acquisition is expected to take place in October 1998. Caywood-Scholl Capital Management's address is 4350 Executive Drive, Suite 125, San Diego, California 92121. James Caywood, Managing Director and Chief Executive Officer, is responsible for the day-to-day management of the Fund. He has more than 29 years' investment industry experience. He joined Caywood-Scholl in 1986 as Managing Director and Chief Executive Officer and has held those positions since 1986. Caywood-Scholl provides investment advice as man-


                      THE ENTERPRISE Group of Funds, Inc.

aging Director and Chief Executive Officer with respect to high yield, low grade fixed income instruments. As of March 31, 1998, assets under management for all clients approximated $807 million. Usual investment minimum: $1 million. The management fee is .60%, and the Fund Manager receives .30% of that fee for assets up to $100,000,000 and .25% for assets above $100,000,000.

                             TAX-EXEMPT INCOME FUND


The Fund Manager of the Tax-Exempt Income Fund is MBIA Capital Management Corp. ("MBIA"). It is a wholly-owned subsidiary of MBIA, Inc. MBIA's address is 113 King Street, Armonk, New York 10504. Day-to-day management of the Fund is performed by Robert M. Ohanesian, President and Chief Investment Officer who has 25 years' investment industry experience. Mr. Ohanesian joined MBIA in 1994 and previously served as Director of Investments for Shields Asset Management from 1988 through 1993. As of March 31, 1998, assets under management for all clients approximated $11.5 billion. Usual investment minimum: $10 million fee. The management fee is .50% and the Fund Manager receives .15% for assets under management of that fee.


                                  MANAGED FUND

The Fund Manager of the Managed Fund is OpCap Advisors, a majority owned subsidiary of Oppenheimer Capital, a general partnership. Its address is One World Financial Center, New York, New York 10281. Richard J. Glasebrook II, Managing Director of Oppenheimer Capital is responsible for the day-to-day management of the Fund. He has more than 24 years' investment industry experience and has served as managing Director with Oppenheimer Capital since 1994 and previously served as Senior Vice President. As of March 31, 1998, Oppenheimer Capital and its affiliates had over $67.6 billion under management. Its usual investment minimum is $20 million. The management fee is .75% and the Fund Manager receives .40% of that fee for assets up to $100,000,000 and .30% for assets in excess of $100,000,000.

                               MONEY MARKET FUND

The Fund Manager of the Money Market Fund is Enterprise Capital, a wholly-owned subsidiary of MONY. Its address is Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326. Enterprise Capital utilizes the services of MONY employees for certain services relating to management of the Fund. Day-to-day management of the Fund is performed by a committee. MONY's address is 1740 Broadway, New York, New York 10019. Enterprise Capital began operating as Fund Manager on May 1, 1992. Total Fund assets at March 31, 1998, approximated $95 million. The management fee is .35%.

                              PAYMENT OF EXPENSES

The Investment Adviser's Agreement obligates Enterprise Capital to provide investment advisory services to the Funds of the Fund and to furnish the Fund with certain administrative, clerical, bookkeeping and statistical services, office space and facilities and for paying the compensation of the officers of the Fund. Each Fund pays all other expenses incurred in its operation, and a portion of the Fund's general administrative expenses is allocated to each Fund either on the basis of its asset size, on the basis of special needs of such Fund, or equally, as is deemed appropriate. These expenses include expenses such as: custodial, transfer agent, brokerage, auditing and legal services, the printing of Prospectuses sent to existing shareholders, expenses relating to bookkeeping and recording and determining the net asset value of shares, and the expenses of qualification of a Fund's shares under the federal and state securities laws. The Fund's Board of Directors annually reviews allocation of expenses among the Funds.

Enterprise Capital has advised the Fund that it will reimburse such portion of the fees due to it under the Investment Adviser's Agreement as is necessary to assure, for the period commencing January 1, 1998

                      THE ENTERPRISE Group of Funds, Inc.

and ending no earlier than December 31, 1998, that expenses incurred by the Funds will not exceed the following percentages of average annual assets for the Y Class (annualized for periods of less than a fiscal year): Growth 1.15%; Growth and Income 1.05%; Equity 1.15%; Equity Income 1.05%; Capital Appreciation 1.30%; Small Company Growth 1.40%; Small Company Value 1.30%; International Growth 1.55%; Government Securities 0.85%; High-Yield Bond 0.85%; Tax-Exempt Income 0.65%; Managed 1.55% and Money Market 0.70%. The Fund Managers have advised the Fund that they may assist in a portion of the above-referenced reimbursement from time to time.

Enterprise Capital and the Fund entered into agreements pursuant to which Enterprise Capital advanced on behalf of the Fund $33,748 to cover the costs of expanding the series to include a Small Company Value Fund; $34,116 of expanding the series to include a Managed Fund; and approximately $40,378 for the Equity Fund and completing the appropriate registrations under the Investment Company Act of 1940, the Securities Act of 1933, and certain state securities laws. The agreements provide that these amounts will be repaid by each Fund, in five equal annual increments without interest, commencing at the end of the first fiscal year at which each such Fund have total net assets of $5 million or more. Each Fund has commenced such payments.

                                     TAXES

Each Fund of the Fund has qualified and intends to continue to qualify as a "regulated investment company" in 1998 under the provisions of the IRC, as amended. For purposes of the IRC, each Fund is regarded as a separate regulated investment company. If any Fund qualifies as a "regulated investment company" and complies with provisions of the IRC which require regulated investment companies to distribute substantially all of their net income (both ordinary income and capital gain), the Fund will be relieved of federal income tax on the amounts distributed to shareholders.

Dividends declared out of a Fund's net investment income, taking account of its net realized short-term capital gains to the extent that they exceed its net realized long-term capital losses are taxable to its shareholders as ordinary income, whether such dividends are received in cash or additional shares. If, for any taxable year, a Fund complies with certain requirements, some or all of the dividends (excluding capital gain dividends, as defined in the IRC) received by the Fund's corporate shareholders may qualify for the 70% dividends received deduction available to corporations. Dividends paid by the Income Funds and the International Growth Fund are not expected to be eligible for dividends received deductions.

Distributions declared out of a Fund's realized net capital gain (realized net capital gains from the sale of assets held for more than 12 months in excess of realized net short-term capital losses) and designated by the Fund as a capital gain dividend in a written notice to the shareholders are taxable to such shareholders as capital gain without regard to the length of time a shareholder has held stock of the Fund and regardless of whether paid in cash or additional shares. Recent legislation created several classes of capital gains.

The Funds may be required to withhold for federal income taxes 31% ("Back-Up Withholding") of the distributions and the proceeds of redemptions payable to shareholders who fail to comply with regulations requiring that they provide a correct social security or taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to Back-up Withholding. Corporate shareholders and certain other shareholders specified in the IRC are exempt from Back-Up Withholding.

Distributions from retirement plans are also subject to 20% federal withholding if the shareholder fails to provide a tax identification number to the trustee or custodian and funds are not rolled over.

                      THE ENTERPRISE Group of Funds, Inc.

No gain or loss will be recognized by Class B shareholders upon the conversion of Class B shares into Class A shares.

Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. In the case of an individual, any such capital gain will be treated as short-term capital gain if the shares were held for not more than 12 months, gain taxable at the maximum rate of 28% if such shares were held for more than 12, but not more than 18 months, and gain taxable at the maximum rate of 20% if such shares were held for more than 18 months. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than 12 months. Any such capital loss will be long-term capital loss if the shares were held for more than 12 months. A sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of any long-term capital gains distributions with respect to such shares.

Generally, any loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

In certain circumstances (e.g., an exchange), a shareholder who has held shares in a Fund for not more than 30 days may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon the sale or exchange of shares of the Fund.

                             TAX-EXEMPT INCOME FUND

Dividends derived from interest on Municipal Securities and designated by the Fund as exempt interest dividends by written notice to the shareholders, under existing law, are not subject to federal income tax. Dividends derived from net capital gains realized by the Fund are taxable to shareholders as a capital gain upon distribution. Any short-term capital gains or any taxable interest income or accrued market discount realized by the Fund will be distributed as a taxable ordinary income dividend distribution. These rules apply whether such distribution is made in cash or in additional shares. The percentage of income that is tax-exempt is applied uniformly to all distributions made by the Fund during each year. As with shares in all Funds, a sale, exchange or redemption of shares in the Tax-Exempt Income Fund is a taxable event and may result in capital gain or loss. In addition, generally any capital loss realized from shares held for six months or less is disallowed to the extent of tax-exempt dividend income received.

The Tax-Exempt Income Fund declares and pays dividends monthly on the last business day of the month. When a shareholder redeems shares of the Fund on other than a dividend payment date, a portion of the shareholder's redemption proceeds will represent accrued tax-exempt income which will be treated as part of the amount realized for purposes of capital gains computations for federal and state or local income tax purposes and will not be tax-exempt.

Income from certain "private activity" bonds issued after August 7, 1986, are items of tax preference for the alternative minimum tax at a maximum rate of 28% for individuals and 20% for corporations. If the Fund invests in private activity bonds, shareholders may be subject to the alternative minimum tax on that part of such Fund distributions derived from interest income on those bonds. The Tax-Exempt Income Fund does not intend to invest more than 20% of its assets in private activity bonds. In addition, a portion of a distribution derived from any tax-exempt interest incurred, whether or not from private activity bonds, will be taken into account in determining the corporate alternative minimum tax. In higher income brackets, up to 85% of an individual's Social

                      THE ENTERPRISE Group of Funds, Inc.

Security benefits may be subject to federal income tax. Along with other factors, total tax-exempt income, including any tax-exempt dividend income from the Fund, is taken into account in determining that portion of Social Security benefits which is taxed.

Any loss realized on this sale or exchange of shares of the Tax-Exempt Income Fund held for six months or less will be disallowed to this effect of any tax-exempt interest dividend received with respect to such shares.

The treatment for state and local tax purpose of distributions from the Tax-Exempt Income Fund representing Municipal Securities interests will vary according to the laws of state and local taxing authorities.

                              FOREIGN INCOME TAXES

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of these Fund's assets to be invested within various countries is not known. The Funds intend to operate so as to obtain treaty-reduced rates of tax where applicable.

To the extent that the International Growth Fund is liable for foreign income taxes withheld at the source, the Fund also intends to operate so as to meet the requirements of the IRC to "pass through" to the Fund's shareholders credits for foreign income taxes paid, but there can be no assurance that the Fund will be able to do so.

                                   EXCISE TAX

The Federal tax laws impose a four percent nondeductible excise tax on each regulated investment company with respect to the amount, if any, by which such company does not meet distribution requirements specified in such tax laws. Each Fund of the Fund intends to comply with such distribution requirements and thus does not expect to incur the four percent nondeductible excise tax.

                                    GENERAL

The foregoing is a general and abbreviated summary of the applicable provisions of the IRC and Treasury Regulations in effect, as currently interpreted by the Courts and by the Internal Revenue Service in published revenue rulings and in private letter rulings and is only applicable to U.S. persons. These interpretations can be changed at any time. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The above discussion covers only federal income tax considerations with respect to the Funds and their shareholders. State and local tax laws vary greatly, especially with regard to the treatment of exempt-interest dividends. Shareholders should consult their own tax advisers for more information regarding the federal, state, and local tax treatment of each Fund's shareholders.

Statements indicating the tax status of distributions to each shareholder will be mailed to each shareholder annually.

                                 DIVIDENDS AND
                                 DISTRIBUTIONS

It is the Fund's intention to distribute substantially all of the net investment income and realized net capital gains, if any, of each Fund. The per share dividends and distribution on each class of shares of a Fund will be reduced as a result of any service fees applicable to that class. For dividend purposes, net investment income of each Fund will consist of substantially all dividends received, interest accrued, net short-term capital gains realized by such Fund less the estimated expenses of such Fund.

Unless shareholders request otherwise, by notifying the Fund's Transfer Agent, dividends and capital gains

                      THE ENTERPRISE Group of Funds, Inc.

distributions will be automatically reinvested in shares of the respective Fund at net asset value; such reinvestments automatically occur on the payment date of such dividends and capital gains distributions. At the election of any shareholder, dividends or capital gains distributions, or both, will be distributed in cash to such shareholders. However, if it is determined that the U.S. Postal Service cannot properly deliver Fund mailings to the shareholder, the respective Funds will terminate the shareholder's election to receive dividends and other distributions in cash. Thereafter, the shareholder's subsequent dividends and other distributions will be automatically reinvested in additional shares of the respective Funds until the shareholder notifies the Transfer Agent or the Fund in writing of his or her correct address and requests in writing that the election to receive dividends and other distributions in each be reinstated.

Distributions of capital gains from each of the Funds, other than the Money Market Fund, are made annually. Dividends from investment income of the Equity Funds (except the Equity Income Fund) and Managed Fund are declared and paid annually. Dividends on the Equity Income Fund are paid semiannually. Dividends from investment income of the Income Funds are declared daily and paid monthly. Dividends from investment income and any net realized capital gains of the Money Market Fund are declared daily and reinvested monthly in additional shares of the Money Market Fund at net asset value.

                                   BROKERAGE
                                  TRANSACTIONS

Each Fund Manager selects the brokerage firms which complete portfolio transactions for that Fund, subject to the overall direction and review of Enterprise Capital and the Board of Directors of the Fund.

The initial criterion which must be met by any Fund Manager in selecting brokers and dealers to effect securities transactions for a Fund is whether such brokers and dealers can obtain the most favorable combination of price and execution for the transaction. This does not mean that the execution decision must be based solely on whether the lowest possible commission costs may be obtained. In seeking to achieve the best combination of price and execution, the Fund Managers evaluate the overall quality and reliability of broker-dealers and the service they provide, including their general execution capability, reliability and integrity, willingness to take positions in securities, general operational capabilities and financial condition.

Subject to this primary objective, the Fund Managers may select for brokerage transactions those firms which furnish brokerage and research services to the Fund, the Adviser, and the respective Fund Managers, or those firms who agree to pay certain of the Fund's expenses, including certain custodial and transfer agent services, and, consistent with the National Association of Securities Dealers, Inc. Conduct Rules, those firms which have been active in selling shares of the Fund. Fund Managers may execute brokerage transactions through affiliated broker/dealers, subject to compliance with applicable requirements of Federal securities laws.

                                    GENERAL
                                  INFORMATION

                            ORGANIZATION OF THE FUND

The Fund was incorporated January 2, 1968, as Alpha Fund, Inc., and its name was changed to The Enterprise Group of Funds, Inc. on September 14, 1987, and it expanded into a series fund and Alpha Fund became the Growth Fund of the Fund. The Money Market Fund was added commencing May 1, 1990; the Small Company Value Fund was added commencing October 1, 1993; the Managed Fund was added commencing October 3, 1994; and the Growth and Income Fund, Equity Fund and Small Company Growth Fund were added on May 1, 1997, and the Global Financial Services Fund was added commencing October 1, 1998. Class B and Y shares were

                      THE ENTERPRISE Group of Funds, Inc.

established May 1, 1995; Class C shares were established on May 1, 1997. The Fund is a Maryland corporation. Each Fund of the Fund in the series is diversified, as that term is defined in the Investment Company Act of 1940.

                            OTHER CLASSES OF SHARES

Each Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, and may in the future offer additional classes. Class Y shares are the only classes of shares offered by this Prospectus. Class Y shares are only available to certain institutional purchasers of $1 million or more and to The Mutual of New York Employee 401(k) Plan and the Enterprise Capital Management, Inc. 401(k) Plan. Institutional investors eligible to purchase Class Y shares include banks, savings institutions, trust companies, insurance companies, investment companies as defined by the Investment Company Act of 1940, pension or profit sharing trusts, certain wrap account clients of broker/dealers, former shareholders of Retirement System Fund Inc., direct referrals of Fund Managers and EAI or other financial institutional buyer. Wrap account clients of broker/dealers, former Retirement System Fund Inc. shareholders, and direct referrals of Fund Managers and EAI are offered Class Y shares at a lower minimum purchase amount.

                                 CAPITAL STOCK

The authorized capital stock of the Fund consists of Common Stock, par value $0.10 per share. The shares of Common Stock are divided into 13 series with each series representing a separate Fund. The Board of Directors may determine the number of authorized shares for each series and to create new series of Common Stock. It is anticipated that new classes will be authorized by the Board from time to time as new Funds with separate investment objectives and policies are established.

Each class of shares is entitled to participate in dividends and distributions declared by the respective Funds and in net assets of such Funds upon liquidation or dissolution remaining after satisfaction of outstanding liabilities, except that each Class will bear its own distribution and shareholder servicing charges. The shares of each Fund, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion, exchange or similar rights, and will be freely transferable. Holders of shares of any Fund are entitled to redeem their shares as set forth under "How to Redeem Fund Shares."

                                 VOTING RIGHTS

Shares of each Fund are entitled to one vote per share and fractional votes for fractional shares. The Fund's shareholders have the right to vote on the election of Directors of the Fund and on any and all other matters on which, by law or the provisions of the Fund's bylaws, they may be entitled to vote.

Each series (i.e., Fund) of the Fund is further divided into four classes of shares: Class A, Class B, Class C and Class Y. Class A, Class B, Class C and Class Y shares represent interests in the same assets of a Fund and are identical in all respects, except that Class A and Class B, and Class C shares bear certain expenses related to distribution and servicing of such shares.

On matters relating to all Funds or Classes of shares and affecting all Funds or Class of shares in the same manner, shareholders of all Funds or Classes of shares are entitled to vote. On any matters affecting only one Fund, only the shareholders of that Fund are entitled to vote. On matters relating to all the Funds but affecting the Funds differently, separate votes by Fund are required. Each class has exclusive voting rights with respect to matters related to distribution and servicing expenditures, as applicable.

The Fund and its Funds are not required by Maryland law to hold annual meetings of shareholders under normal circumstances. The Board of Directors or the shareholders may call special meetings of the shareholders for action by shareholder vote, including the removal of any or all of the Directors, as may be required by either the Articles of Incorporation or bylaws of the Fund, or the Investment Company Act

                      THE ENTERPRISE Group of Funds, Inc.

of 1940. Shareholders possess certain rights related to shareholder communications which, if exercised, could facilitate the calling by shareholders of a special meeting.

                            CUSTODIAN, TRANSFER AND
                           DIVIDEND DISBURSING AGENT

State Street Bank & Trust Company of Boston, Massachusetts acts as Custodian of the Fund's assets.

National Financial Data Services, Inc. acts as the Fund's Transfer Agent and Dividend Disbursing Agent. National Financial Data Services, Inc. is a joint venture of State Street Bank & Trust Company of Boston, Massachusetts and DST Systems, Inc. of Kansas City, Missouri.

                            REPORTS TO SHAREHOLDERS

The Fund sends to all its shareholders annual and semiannual reports, including a list of investment securities held in the Funds.

                                    APPENDIX

                      DESCRIPTION OF MUNICIPAL SECURITIES

Municipal Securities are notes and bonds issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income taxes and, in certain instances, applicable state or local income taxes. These securities are traded primarily in the over-the-counter market.

Municipal Securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works and gas and electric utilities. Municipal Securities may also be issued in connection with the refunding of outstanding Municipal Securities obligations, obtaining funds to lend to other public institutions and for general operating expenses. Industrial Development Bonds ("IDBs") are issued by or on behalf of public authorities to obtain funds to provide privately operated facilities for business and manufacturing, housing, sports, pollution control, and for airport, mass transit, port and parking facilities and are considered tax-exempt bonds if the interest thereon is exempt from federal income taxes.

The two principal classifications of tax-exempt bonds are "general obligation" and "revenue." General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Although IDBs are issued by municipal authorities, they are generally secured only by the revenues derived from payment of the industrial user. The payment of principal and interest on IDBs is dependent solely upon the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Tax-exempt notes are of short maturity, generally less than three years. They include such securities as Project Notes, Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes and Construction Loan Notes. Tax-exempt commercial paper consists of short term obligations generally having a maturity of less than nine months.

New issues of Municipal Securities are normally offered on a when-issued basis, which means that delivery and payment for these securities normally takes place 15 to 45 days after the date of commitment to purchase.

Yields of Municipal Securities depend upon a number of factors, including economic, money and capital market conditions, the volume of Municipal Securities available, conditions within the Municipal Securities market, and the maturity, rating and size of

                      THE ENTERPRISE Group of Funds, Inc.

individual offerings. Changes in market values of Municipal Securities may vary inversely in relation to changes in interest rates. The magnitude of changes in market values in response to changes in market rates of interest typically varies in proportion to the quality and maturity of obligations. In general, among Municipal Securities of comparable quality, the longer the maturity, the higher the yield, and the greater potential for price fluctuations.

                   FLOATING RATE AND VARIABLE RATE SECURITIES

The Tax-Exempt Income Fund may invest in floating rate and variable rate tax-exempt securities. These securities are normally IDBs or revenue bonds that provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates of treasury bills or bonds or the prime rate at a major commercial bank and provide that the holders of the securities can demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount initially paid for the bonds. Floating rate securities have an interest rate which changes whenever there is a change in the designated base interest rate, while variable rate securities provide for a specific periodic adjustment in the interest rate. Frequently such securities are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must be equivalent to the long-term bond or commercial paper rating stated above.

                      THE ENTERPRISE Group of Funds, Inc.

                               Investment Adviser
                       Enterprise Capital Management, Inc.
                            Atlanta Financial Center
                            3343 Peachtree Road, N.E.
                                    Suite 450
                             Atlanta, GA 30326-1022

                                   Distributor
                       Enterprise Fund Distributors, Inc.
                            Atlanta Financial Center
                            3343 Peachtree Road, N.E.
                                    Suite 450
                             Atlanta, GA 30326-1022
                      Telephone: 1-800-432-4320 (Toll Free)

                                    Custodian
                       State Street Bank and Trust Company
                                   Boston, MA

                                 Transfer Agent
                     National Financial Data Services, Inc.
                              1004 Baltimore Ave.,
                                   2nd Floor
                           Kansas City, MO 64105-2112
                      Telephone: 1-800-368-3527 (Toll Free)

                             Independent Accountants
                           PricewaterhouseCoopers LLP
                                   Atlanta, GA

                      Member - Investment Company Institute

                      [Enterprise Group of Funds(TM) Logo]

                                 1-800-432-4320

                             www.enterprisefunds.com

                          [ENTERPRISE LOGO] ENTERPRISE
                                            GROUP OF FUNDS

                            Atlanta Financial Center
                         3343 Peachtree Road, Suite 450
                          Atlanta, Georgia 30326-1022

                      STATEMENT OF ADDITIONAL INFORMATION

EQUITY FUNDS:

         Growth Fund
         Growth and Income Fund
         Equity Fund
         Equity Income Fund
         Capital Appreciation Fund
         Small Company Growth Fund
         Small Company Value Fund
         International Growth Fund
         Global Financial Services Fund

INCOME FUNDS:

        Government Securities Fund
        High-Yield Bond Fund
        Tax-Exempt Income Fund

FLEXIBLE FUND:

         Managed Fund

MONEY MARKET FUND:

         Money Market Fund

         This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus.

         A copy of the Prospectus may be obtained by writing to the Fund at 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326, or by calling the Fund at the following numbers:

                                 1-800-432-4320
                                 1-800-368-3527  (SHAREHOLDER SERVICES)

         The date of the Prospectus to which this Statement of Additional
Information relates is October     1    , 1998
                               ---------
         The date of this Statement of Additional Information is October
    1    , 1998.
---------

                             TABLE OF CONTENTS

                                                                                         Page No.
                                                                                         --------
           General Information and History
                    (See Prospectus - General Information)                                   3

           Investment Objectives and Policies
                    (See Prospectus - Investment Objectives and                              3
                       Policies of the Funds)

           Fund Turnover                                                                     5

           Management of the Fund
                    (See Prospectus - Management of the Fund)                                5

           Investment Advisory and Other Services
                    Investment Advisory Agreement                                            8
                    Fund Managers
                    Distributor's Agreements and Plans of Distribution                      10
                    Miscellaneous                                                           10
                    (See Prospectus - Management of the Fund)

           Purchase, Redemption and Pricing of Securities Being Offered                     10
                    Services for Investors
                    (See Prospectus - How to Purchase Fund Shares;
                       How to Redeem Fund Shares)
                    Redemptions in Kind                                                     12
                    Determination of Net Asset Value                                        12

           Fund Transactions and Brokerage                                                  13

           Performance Comparisons                                                          13

           Custodian                                                                        14

           Independent Accountants                                                          14

           Taxes                                                                            14

           Financial Statements                                                             15

           Appendix                                                                         16

                        GENERAL INFORMATION AND HISTORY

         The Enterprise Group of Funds, Inc. (the "Fund") was incorporated January 2, 1968, as Alpha Fund, Inc. Its name was changed to The Enterprise Group of Funds, Inc. on September 14, 1987, and at that same time: (i) the Fund's Board of Directors was authorized to establish any number of series of common stock of the Fund, each of which series would represent stock in a separate Fund; (ii) each outstanding share of the common stock of Alpha Fund, Inc. became one share of the newly established Growth Fund; and (iii) the Fund was reincorporated as a Maryland corporation with the shares of the Common Stock of the Fund divided into nine classes consisting of a separate class for each Fund. On May 31, 1989, the Fund's GNMA and Corporate Funds were combined with the Government Securities Fund reducing the number of Fund Funds to eight. Effective May 1, 1990, the Fund added its Money Market Fund. Effective April 21, 1993, the Fund liquidated the Precious Metals Fund. Effective October 1, 1993, the Fund added its Small Company Value Fund and effective October 3, 1994, the Fund added its Managed Fund. Effective May 1, 1995, the Fund added Class B and Class Y shares. Effective May 1, 1997, the Fund added Class C Shares and the Equity, Growth and Income and Small Company Growth Funds. Effective October 1, 1998, the Fund added its Global Financial Services Fund.

                       INVESTMENT OBJECTIVES AND POLICIES

         INTERNATIONAL GROWTH FUND - Capital appreciation, primarily through a diversified Fund of non-U.S. equity securities.

         The International Growth Fund Manager believes that, over the long term, investing across international equity markets based upon discrepancies between market prices and fundamental values may achieve a positive enhancement for the Fund's investment performance relative to the returns from the Benchmark.

         Fundamental value is considered to be the current value of long-term, sustainable future cash flows derived from a given asset class or security. In determining fundamental value, the Fund Manager examines the relative price to value of the investment opportunity based upon the prospects for relative economic growth among countries, regions or geographic areas; expected levels of inflation; government policies influencing business conditions; and the outlook for currency relationships. Investment decisions are based on comparisons of current market prices to fundamental values.

         Although it may invest anywhere in the world, it is expected that the Fund will primarily invest in the equity markets included in the Morgan Stanley Capital International Non-U.S. Equity (Free) Index which currently are Japan, the United Kingdom, Germany, France, Canada, Italy, the Netherlands, Australia, Switzerland, Spain, Hong Kong, Belgium, Singapore, Malaysia, Sweden, Denmark, Norway, New Zealand, Austria, Finland and Ireland. The composition of the Index may change over time, according to criteria established by Morgan Stanley.

         The "Asset Allocation Mix," set forth below, represents the asset allocation mix based on the Benchmark as of December 31, 1997, and may shift over time as the Benchmark index weights change.

Asset Class                             Asset Allocation Mix             Asset Class Strategy Ranges
-----------                             --------------------             ---------------------------
Non-U.S. Equities                                100%                              80-100%
Cash and Cash                                      0%                                0-20%
                                                 ---
  Equivalents                                    100%

         The "asset class strategy ranges" indicated above are the ranges within which the Fund expects to make its active asset allocations to specific asset classes. Under all but unusual market conditions, the Fund expects to adhere to the strategy ranges set forth above. However, the Fund's strategy ranges may be exceeded by the Fund under unusual market conditions.

         The investment policies of the Funds along with a description of the securities in which the Funds invest, certain risks connected with investments in the Funds, and a description of investment techniques used by the Funds are set forth in the Prospectus.

         GLOBAL FINANCIAL SERVICES FUND - Sanford C. Bernstein & Co., Inc. (the "Fund Manager") systematically applies a marriage of fundamental and quantitative research to identify securities that are attractively priced relative to their expected returns and to develop a portfolio that trades off risk and reward over full market cycles.

The Global Financial Services Fund employs research-driven, value-based investment philosophy that the Fund Manager utilized for more than two decades. The Fund Manager approach rests on the premise that the capital markets are inefficient: Value distortions are common in all markets, with their dimensions ranging from minor to extreme.

In addition to targeting high return potential, process is also geared to control volatility. To evaluate the potential risk/reward tradeoff The Fund Manager incorporates the use of a number of proprietary models including an optimization model, a multi-factor risk model, a country valuation model, a currency valuation model, an earnings revision model, and a relative return trends model. The actual construction of the portfolio considers not only this fundamental risk/reward profile of stocks, but also the appropriate timing for the transactions.

The Global Financial Services Fund invests almost exclusively in financial services stocks with average holdings of between 55 and 75 stocks. In general the Fund will be invested 70% in the US and 30% in foreign financial stocks and currency exposures will be actively managed. Countries eligible for inclusion into this service will be limited to the developed market as represented by the Morgan Stanley EAFE index with Canada. The Fund Manager will not make investments in emerging markets. The Fund is broadly diversified geographically, typically with holdings in ten or more foreign countries. The vast majority of the investments are made in common and preferred stocks with a fully invested posture being the norm. Individual security positions are controlled so that no single holding will dominate the portfolio;

The Fund Manager employs a centralized investment approach in all portfolios. The Global Investment Policy Group uses its many years of experience and market memory to review analysts' latest research findings and forecasts. The group integrates the work of analysts, economists and the quantitative group, systematically applying valuation and portfolio construction processes to select securities. The portfolio managers then apply the Investment Policy Group's decisions, deviating only to conform to Fund objectives.

Sanford Bernstein employs 129 analysts who take an intensive, long-term approach to forecasting earnings power and growth. Organized in global industry teams so that they can discern companies' strategies, cost pressures and competition in a global context, Sanford Bernstein analysts are centrally located so that the senior professionals can control the quality of their findings.

                            INVESTMENT RESTRICTIONS

         The Fund has adopted the following investment restrictions which cannot be changed as to any individual Fund without approval by the holders of a majority of the outstanding shares of the relevant Fund. (As used - in this Statement of Additional Information, "a majority of the outstanding shares of the relevant Fund" means the lesser of (i) 67% of the shares of the relevant Fund represented at a meeting at which more than 50% of the outstanding shares of that Fund are represented in person or by proxy or (ii) more than 50% of the outstanding shares of the relevant Fund.) Except as otherwise set forth, none of the Funds may:

         1. As to 75% of the assets of any Fund, purchase the securities of any issuer if such purchase would cause more than 5% of the value of its assets to be invested in the securities of such issuer (except U.S. Government securities or those of its agencies or instrumentalities), or purchase more than 10% of the outstanding securities, or more than 10% of the outstanding voting securities, of any issuer.

         2. Purchase securities of any company with a record of less than three years, continuous operation (including that of predecessors) if such securities would cause the Fund's investment in such companies taken at cost to exceed 5% of the value of the Fund's total assets. (The Global Financial Services High-Yield Bond and Tax-Exempt Income Funds are not subject to this restriction.)

         3. Purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and may make initial and maintenance margin deposits in connection with options and futures contracts as permitted by its investment program.

         4. Make short sales of securities, unless at the time of such sale, it owns, or has the right to acquire at no additional cost to the Fund as the result of the ownership of convertible or exchange securities, an equal amount of such securities, and it will retain such securities so long as it is in a short portion as to them. In no event will a Fund make short sales of securities in such a manner that the value of its net assets used to cover such sales would exceed 15% of the value of its net assets at any time. The short sales of the type described above, which are called "short sales against the box," may be used by a Fund when management believes that they will protect profits or limit losses in investments.

         5. Borrow money, except that a Fund may borrow from banks as a temporary measure for emergency purposes and not for investment, in which case such borrowings may not be in excess of the lesser of: (a) 5% of its total assets taken at cost; or (b) 5% of the value of its assets at the time that the loan is made. A Fund will not purchase securities while borrowings are outstanding. A Fund will not pledge, mortgage or hypothecate its assets taken at market value to an extent greater than the lesser of 10% of the value of its net assets or 15% of the value of its total assets taken at cost.

         6. Purchase or retain the securities of any issuer if those officers and directors of the Fund or of its investment advisor holding individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer. (The Global Financial Services Fund is not subject to this restriction).

         7. Purchase the securities of any other investment company except in the open market in a transaction involving no commission or profit to a sponsor or dealer (other than the customary sales load or broker's commission) or as a part of a merger, consolidation, acquisition or reorganization.

         8. Invest in real estate; this restriction does not prohibit the Fund from investing in the securities of real estate investment trusts.

         9. Invest for the purpose of exercising control of management of any company.

         10. Underwrite securities issued by others except to the extent that the disposal of an investment position may qualify any Fund or the Fund as an underwriter as that term is defined under the Securities Act of 1933, as amended,

         11. Except for the Money Market Fund and the Global Financial Services Fund, make any investment which would cause more than 25% of the total assets of the Portfolio to be invested in securities issued by companies principally engaged in any one industry; provided, however, that: (i) this limitation does not apply to investments in U.S. Government Securities as well as its agencies and instrumentalities, general obligation bonds, municipal securities other than industrial development bonds issued by non-governmental users, and (ii) utility companies will be divided according to their services (for example, gas, gas transmission, electric, electric and gas, and telephone will each be considered a separate industry). The Money Market Fund may invest more than 25% of its total assets in U.S. Government Securities as well as its agencies and instrumentalities and certain bank instruments issued by domestic banks. The instruments in which the Money Market Fund may invest in excess of 25%, in the aggregate, of its total assets are letters of credit and guarantees, negotiable certificates of deposit, time deposits, commercial paper and bankers acceptances meeting the investment criteria for the Money Market Fund. The Global Financial Services Fund will invest 25% or more of its total assets in companies in the financial services industry.

         12. Participate with others in any trading account. This restriction does not prohibit the Fund or any Fund from combining portfolio orders with those of other Funds or other clients of the investment adviser or Fund Managers when to do so would permit the Fund and one or more Portfolios to obtain a large-volume discount from ordinary brokerage commissions when negotiated rates are available. (See "Fund Transactions and Brokerage" below.) (The Global Financial Service Fund is not subject to this restriction).

         13. Invest more than 10% of the value of its assets in securities which are subject to legal or contractual restrictions on resale or are otherwise not readily salable. (The Global Financial Services Fund is not subject to this restriction.)

         14. Issue senior securities, except as permitted by the Investment Company Act of 1940 and rules thereunder.

         15. Invest in commodities or commodities contracts, except the Funds may purchase and sell options, futures contracts and options on futures contracts in accordance with their investment policies as set forth in this registration statement.

         16. Make loans, except by purchasing debt securities or entering into repurchase agreements, in each case in accordance with its investment policies as set forth in this registration statement.

         In addition, management of the Fund has adopted the following restrictions which apply to all of the Fund and may be changed only by the Board of Directors of the Fund. No Fund will: (i) lend its assets to any person or individual, except by the purchase of bonds or other debt obligations customarily sold to institutional investors, (ii) invest more than 5% of the value of its net assets, valued at the lower of cost or market, in warrants (Included in that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the

New York or American Stock Exchanges. Warrants acquired by a Fund in units or attached to securities may be deemed to be without value.), (iii) invest in oil, gas, or other mineral leases or engage in arbitrage transactions, or (iv) invest more than 15% of its total assets in the securities of real estate investment trusts ("REITs").

                               PORTFOLIO TURNOVER

         Portfolio turnover for the Enterprise High-Yield Bond Fund in 1996 and 1997 was attributable to several factors, including a declining level of interest rates, a reduction in risk premiums, and healthy stock and bank loan markets. As a result of these conditions, the Fund experienced an abnormally high amount of redemptions and tenders for existing positions. The Fund Manager has taken measures to potentially improve the overall call protection of the Fund in order to capture the total return potentially made available by declining medium and long-term interest rates.

         During 1996, the portfolio turnover rate for the Small Company Value Fund exceeded 100% due to a change in management style which resulted with the appointment of a new Fund Manager.

                             MANAGEMENT OF THE FUND

         The directors and officers of the Fund, and their principal occupations during the past five years, are set forth below. Directors who are "interested persons", as defined in the 1940 Act, are denoted by an asterisk. As to their duties relative to the Fund, the address of each is Atlanta Financial Center, 3343 Peachtree Road, N.E., Ste. 450, Atlanta, GA 30326.

                                                 PRINCIPAL OCCUPATION
    NAME, AGE AND POSITION WITH THE FUND         PAST FIVE YEARS
    ------------------------------------         ---------------
    Arthur T. Dietz (74)                         President, ATD Advisory Corp. since 1996; President and Chief Executive Officer,
    Director                                     Strategic Fund Management, Inc., 1987-1995; Mills B. Lane Professor of Finance and
    Member of the Audit Committee                Banking, Emory University, 1954-1988; Trustee, Enterprise Accumulation Trust.

    *Samuel J. Foti (46)                         President and Chief Operating Officer, MONY since 1994; Executive Vice President,
    Director                                     MONY (1991-1994); Trustee, MONY since 1993; Senior Vice President, MONY (1989 -
                                                 1991); Director, MONY Life Insurance Co. of America since 1989; Director, MONY
                                                 Brokerage, Inc. since 1990; Director, MONY International Holdings, Inc. since
                                                 1994; Director, MONY Life Insurance Company of the Americas, Ltd. since 1994, MONY
                                                 Bank & Trust Co. of the Americas, Ltd. since 1994; Director, Life Insurance
                                                 Marketing and Research Associates; Chairman, Life Insurance Marketing and Research
                                                 Associates 1996 - 1997; Trustee, Enterprise Accumulation Trust.

    Arthur Howell (79)                           Of Counsel, law firm of Alston & Bird, Atlanta, Georgia; President, Summit
    Director                                     Director Industries, Inc.; Chair Crescent Banking Co., Inc.; President,
    Chairman of Audit Committee                  Jonesheirs, Trustee, Enterprise Accumulation Trust.

    William A. Mitchell, Jr.(58)                 President/CEO, Carter & Associates (real estate development), Atlanta, Georgia
    Director                                     since 1994; Director, John Wieland Homes since 1992; Trustee, Enterprise
                                                 Accumulation Trust.

    Lonnie H. Pope (64)                          Chief Executive Officer, Longleaf Industries, Inc. (1996-present); formerly
    Director                                     President and Chief Executive Officer of AFF, Inc.; Trustee, Enterprise
    Member of the Audit Committee
                                                 Accumulation Trust

    *Michael I. Roth (52)                        Chairman and Chief Executive Officer, MONY since 1993; President and Chief
    Director                                     Executive Officer, MONY (1991-1993); Director, MONY Life Insurance Company of
                                                 America since 1991; Director, ARES Holdings Inc. since 1995; 1740 Advisers, Inc.
                                                 since 1992; MONY CS, Inc. since 1989; Executive Vice President and Chief Financial
                                                 Officer, MONY (1989-1991); Executive Vice President and Chief Financial Officer,
                                                 Primerica Corporation (1987); Executive Vice President, Primerica Corporation
                                                 (1982-1987); Trustee, Enterprise Accumulation Trust; Director, American Council of
                                                 Life Insurance (ACLI); Director, the Life Insurance Counsel of New York; Director,
                                                 Pitney Bowes, Inc.; Director, Promus Hotel Corporation.

    *Victor Ugolyn (50)                          Chairman, President and Chief Executive Officer, The Enterprise Group of Funds,
    Director                                     Inc. since 1991; Chairman, President and Chief Executive Officer, Enterprise
                                                 Capital and Enterprise Fund Distribu

                                                 Inc. since 1991; Chairman, President and Chief Executive Officer, Enterprise
                                                 Accumulation Trust; Vice Chairman and Chief Marketing Officer, Value Line
                                                 Securities, Inc. (1986-1991).

    Catherine R. McClellan (42)                  Secretary, Enterprise Accumulation Trust; Senior Vice President, Secretary and
    Secretary                                    Chief Counsel, Enterprise Capital Management, Inc.; Senior Vice President,
                                                 Secretary and Chief Counsel, Enterprise Fund Distributors, Inc.

    Herbert M. Williamson (47)                   Assistant Secretary and Treasurer, Enterprise Accumulation Trust, Enterprise
    Treasurer                                    Capital Management, Inc. and Enterprise Fund Distributors, Inc.

    Phillip G. Goff (34)                         Vice President and Chief Financial Officer, Enterprise Accumulation Trust,
    Vice President                               Enterprise Capital Management, Inc. and Enterprise Fund Distributors, Inc. 1995 -
                                                 present; Audit Manager, Coopers & Lybrand LLP, 1991 - 1995.

* Messrs. Foti, Roth and Ugolyn are "interested persons" of the Fund, of Enterprise Capital Management, Inc. (the "Adviser"), and of Enterprise Fund Distributors, Inc. (the distributor the Fund's Shares), as that term is defined in the Investment Act of 1940.

At December 31, 1997, the officers and directors of the Fund as a group owned less than one percent of the shares of each Fund.

The Fund pays fees to those directors who are not "interested persons" of the Fund at the rate of $10,000 per director per year plus $1,000 for each special or committee meeting attended. The Fund pays no salaries, fees or compensation to any of its officers, since these expenses are borne by the Adviser. No fees were paid to the "interested" directors of the Fund.

The following sets forth compensation paid to each of the Directors during 1997:

(1)                               (2)                 (3)                 (4)(5)
NAME                              AGGREGATE           PENSION OR          ESTIMATED         TOTAL
                                  COMPENSA-           RETIREMENT          ANNUAL            COMPENSATION
                                  TION FROM           BENEFITS            BENEFITS          FROM REGISTRANT
                                  REGISTRANT          ACCRUED AS          UPON              AND FUND COMPLEX
                                                      PART OF             RETIREMENT        PAID TO
                                                      FUND                                  DIRECTORS*
                                                      Expenses
Arthur T. Dietz                       $13,500         None                None                  $27,000
Arthur Howell                         $13,000         None                None                  $26,000
William A. Mitchell, Jr.              $12,500         None                None                  $25,000
Lonnie H. Pope                        $13,500         None                None                  $27,000


* Each Director received fees for services as a Trustee of Enterprise Accumulation Trust.

                     INVESTMENT ADVISORY AND OTHER SERVICES


INVESTMENT ADVISORY AGREEMENT

         The Fund has entered into an Investment Advisory Agreement (the "Adviser's Agreement") with Enterprise Capital Management, Inc. (the "Adviser") which, in turn, has entered into Fund Manager's Agreements with each of the Fund Managers as discussed in the Prospectus. The Adviser functions as the adviser to the Money Market Fund. The Adviser is a subsidiary of The Mutual Life Insurance Company of New York ("MONY"), one of the nation's largest insurance companies. Enterprise Capital was incorporated in 1986. The Adviser's address is 3343 Peachtree Road, Suite 450, Atlanta, Georgia 30326. Victor Ugolyn, who is President of the Fund, is also Chairman of the Board and President of the Adviser.

         The Adviser's Agreement obligates the Adviser to provide investment advisory services to the Funds of the Fund, to furnish the Fund with certain administrative, clerical, bookkeeping and statistical services, office space and facilities, and to pay the compensation of the officers of the Fund. Each Fund pays all other expenses incurred in its operation, and a portion of the Fund's general administrative expenses are allocated to the Portfolios either on the basis of their asset size, on the basis of special needs of any Fund, or equally as is deemed appropriate. The Funds' Board of Directors annually reviews allocation of expenses among the Portfolios.

         The Adviser's Agreement authorizes the Adviser to enter into subadvisory agreements with various investment advisers as Fund Managers for the Funds of the Fund. The Fund Manager's Agreements are substantially the same in all material respects except for the names of the Fund Managers and the rates of compensation, which consist of a portion of the management fee that is paid by the Fund to the Adviser and which the Adviser pays to the Fund Managers.

         The Adviser and the Fund have received an exemptive order from the Securities and Exchange Commission which permits the Fund, subject to, among other things, initial shareholder authority, to thereafter enter into or amend Fund Manager Agreements without obtaining shareholder approval each time. Shareholders voted affirmatively to give the Fund this ongoing authority. With Board approval, the Adviser is permitted to employ new Fund Managers for the Funds, change the terms of the Fund Manager Agreements or enter into a new Agreement with that Fund Manager. Shareholders of a Fund continue to have the right to terminate the Fund Manager's Agreement for the Fund at any time by a vote of the majority of the outstanding voting securities of the Fund. Shareholders will be notified of any Fund Manager changes or other material amendments to Fund Manager Agreements that occur under these arrangements.

         The Adviser is the Fund Manager of the Money Market Fund. It utilizes the services of The Mutual Life Insurance Company of New York employees for certain services relating to management of the Fund. These services include but are not limited to the initial credit review of approved issuers and trading. All such services are provided on a cost reimbursement basis.

         Expenses that are borne directly by the Funds incurring such costs include redemption expenses, expenses of portfolio transactions, shareholder servicing costs, mailing costs, expenses of registering the shares under federal and state securities laws, accounting and pricing costs (including the daily calculation of net asset value and daily dividends), interest, certain taxes, legal services, auditing services, charges of the custodian and transfer agent, and other expenses attributable to an individual account. Expenses which are generally allocated either on the basis of size or equally among the respective Funds include director fees, legal expenses, state franchise taxes, costs of printing of proxies, prospectuses, registration statements and shareholder reports, printing and issuance of stock certificates and other expenses properly payable by the Fund that are allocable to the respective Funds. Litigation costs, if any, may be directly allocable to the Funds or allocated on the basis of the size of the respective Funds. The Board of Directors has determined that this is an appropriate method of allocation of expenses.

         The Advisor has advised the Fund that it will reimburse such portion of the fees due to it under the Adviser's Agreement as is necessary to assure, for the period commencing January 1, 1998, and ending no earlier than December 31, 1998, that expenses incurred by the Funds will not exceed those which appear as part of the Expense table, page 2, to the Prospectus. This commitment was also in effect from January 1, 1989, through December 31, 1997.

         The tables below sets forth the 1997, 1996 and 1995 breakdown by Fund of (1) the investment advisory fee paid to the Adviser, (2) the percentage of the Management Fee to be paid by the Adviser to the Fund Manager, (3) the fund management fee paid by the Adviser to the Fund Manager, (4) the net advisory fee left to the Adviser after payment of the fund management fee, and (5) the amount of the expense reimbursement paid by the Adviser to the Fund to assure that expenses incurred by the Fund did not exceed 2.0% of average annual net assets for the Equity Fund and 1.3% of average annual net assets for the Income Funds. To the extent that the Management Fee equals or exceeds .75% of the average daily net asset values of a Fund, such fee is higher than the fee charged to most investment companies. However, the Board of Directors has determined that such fees are reasonable in light of the services, investment decisions and investment techniques employed by the Funds.

                                                      1997

FUND                                      (1)          (2)        (3)            (4)          (5)
----
Growth                                $3,331,589         31%   1,038,424     2,293,165           --
Equity                                    15,970         53%       8,516         7,453       99,274
Growth and Income                         63,099         40%      25,240        37,859      102,630
Equity Income                            739,501         40%     293,217       446,285      115,504
Capital Appreciation                     903,281         66%     591,969       311,312           --
Small Company Growth                      84,918         65%      55,197        29,721      104,369
Small Company Value                      275,321         53%     146,838       128,483       69,743
International Growth                     478,833         53%     253,500       225,333       62,527
Government Securities                    483,366         47%     226,402       256,963      130,007
High-Yield Bond                          436,989         50%     218,495       218,494      123,123
Tax-Exempt Income                        141,160         50%      70,580        70,580      108,255
Managed                                2,180,923         45%     972,369     1,208,554           --
Money Market                             231,118         --           --       231,118      158,757


                                                      1996

FUND
----
Growth                                $1,282,393        37%     474,978        807,415           --
Equity Income                            523,261        40%     209,391        313,870      126,447
Capital Appreciation                     935,780        65%     611,348        324,432           --
Small Company Value                      153,784        47%      72,105         81,679      128,396
International Growth                     353,427        53%     187,181        166,246       80,932
Government Securities                    490,882        47%     229,645        261,237       94,868
High-Yield Bond                          339,960        50%     170,056        169,904      114,041
Tax-Exempt Income                        162,828        50%      81,452         81,376       51,959
Managed                                1,164,633        49%     568,181        596,452           --
Money Market                             160,844         --          --        160,844       82,594


                                                         1995
FUND
----
Growth                                  $797,410        38%     305,619        491,791        4,398
Equity Income                            418,724        40%     167,490        251,234      150,764
Capital Appreciation                     876,619        66%     562,933        313,686           --
Small Company Value                      176,021        40%      72,927        103,094      108,702

International Growth                     241,255        63%     120,627        120,628      109,484
Government Securities                    516,491        50%     258,246        258,245      117,348
High-Yield Bond                          304,716        50%     152,368        152,368      113,327
Tax-Exempt Income                        172,474        50%      86,237         86,237       59,601
Managed                                  311,097        53%     164,881        146,216       58,261
Money Market                             122,090        --           --        122,090      121,372


DISTRIBUTOR'S AGREEMENTS AND PLANS OF DISTRIBUTION

         The Distributor's Agreements and Plans of Distribution (the "12b-1 Plans") between the Fund and Enterprise Fund Distributors, Inc. (the "Distributor"), pursuant to which the Distributor serves as principal underwriter of the Fund's shares, is described in the Prospectus. The 12b-1 Plans provide for the payment by the Fund to the Distributor of a daily distribution fee.

                       DISTRIBUTION FEES AND COMMISSIONS
                 FOR ENTERPRISE FUND DISTRIBUTORS, INC. ("EFD")

                  DISTRIBUTION     COMMISSION &      CDSC              COMMISSIONS       MARKETING &       TRAVEL,
                  FEES PAID TO     SALES FEES        COLLECTED &       AND FEES PAID     ADVERTISING       TELEPHONE &
                  EFD              PAID TO EFD       PAID TO EFD       TO DEALERS        FEES PAID         OTHER
                                                                                                           AUTHORIZED
                                                                                                           FEES PAID
 1997             $6,667,912       $1,244,343        $   13,318        $   4,320,682     $2,143,274        $  3,103,754
 1996             $3,696,663       $  692,305        $  131,372        $   2,043,128     $1,108,160        $  1,512,246
 1995             $2,487,595       $  505,970        $    3,074        $   1,255,109     $  543,135        $  1,192,256

MISCELLANEOUS

         The terms of each of the Investment Adviser's Agreement, the Distributor's Agreements and 12b-1 Plans, the Transfer Agent Agreement, the Accounting Agreement and the Fund Manager's Agreements (collectively, the "Agreements") provide that each such Agreement: (i) will automatically terminate upon "assignment," as such term is defined in the Investment Company Act of 1940 (the "1940 Act"); (ii) must be approved annually by the Fund's Board of Directors or by vote of a majority of the outstanding voting securities; and (iii) must be approved annually in person by vote of a majority of the directors of the Fund who are not parties to such contract or "interested persons" (as such term is defined in the 1940 Act) of such party. Each Agreement further provides that it can be terminated without penalty by either party thereto upon 60 days written notice to the other party. The Fund's Board of Directors most recently approved continuance of the Investment Adviser's Agreement, the Fund Manager's Agreements and the Distributor's Agreements and 12b-1 Plans on February 19, 1998.

          PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED

         Information concerning purchase and redemption of shares of the Fund's Funds, as well as information concerning computation of net asset value per share is set forth in the Fund's Prospectus.

SERVICES FOR INVESTORS

         For the convenience of investors, the following plans are available. Investors should realize that none of these plans can guarantee profit or insure against loss. The costs of these shareholder plans (exclusive of the employee benefit plans) are paid by the Distributor, except for the normal cost of issuing shares, which is paid by the Fund.

AUTOMATIC REINVESTMENT PLAN. All shareholders, unless they request otherwise, are enrolled in the Automatic Reinvestment Plan under which dividends and capital gains distributions on their shares are automatically reinvested in shares of the same Class of Fund(s) at the net asset value per share computed on the record date of such dividends and capital gains distributions. The Automatic Reinvestment Plan may be terminated by participants or by the Fund at any time. No sales charge is applied upon reinvestment of dividends or capital gains.

AUTOMATIC BANK DRAFT PLAN. An Automatic Bank Draft Plan is available for investors who wish to purchase shares of one or more of the Funds in amounts of $25 or more on a regular basis by having the amount of the investment automatically deducted from the investor's checking account. The minimum initial investment for this Plan is $100. Forms authorizing this service are available from the Fund.

AUTOMATIC INVESTMENT PLAN. An investor may debit any Class of a Fund Account on a monthly basis for automatic investments into one or more of the other Funds of the same Class. The Fund from which the investment will be made is subject to the $1,000 minimum. The investor may then choose to have $50 or more transferred to either an established Enterprise Fund, or they may open a new account subject to an initial minimum investment of $100.

LETTER OF INTENT INVESTMENTS. Any investor may execute a Letter of Intent covering purchases of Class A shares of $100,000 or more, at the public offering price, of Fund shares to be made within a period of 13 months. A reduced sales charge will be applicable to the total dollar amount of Class A shares purchased in the 13-month period provided at least $100,000 is purchased. The minimum initial investment under a Letter of Intent is 5% of the amount indicated in the Letter of Intent. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. When the full amount indicated has been purchased, the escrow will be released.

         Investors wishing to enter into a Letter of Intent in conjunction with their investment in Class A shares of the Funds should complete the appropriate portion of the new account application.

RIGHT OF ACCUMULATION DISCOUNT. Investors who make an additional purchase of Class A shares of the Fund which, when combined with the value of their existing aggregate holdings of shares of the Fund of the Fund, each calculated at the then applicable net asset value per share, at the time of the additional purchase, equals $100,000 or more, will be entitled to the reduced sales charge shown under "How to Purchase Fund Shares" in the Prospectus on the full amount of each additional purchase. For purposes of determining the discount, holdings of Fund shares of the investor's spouse, immediate family or accounts controlled by the investor, whether as a single investor or trustee of, or participant in, pooled and similar accounts, will be aggregated.

CHECKWRITING. A check redemption feature is available on the Money Market Fund Class A shares with opening balances of $5,000 or more. Redemption checks may be made payable to the order of any person in any amount from $500 to $100,000. Up to five redemption checks per month may be written without charge. Each additional redemption check over five in a given month will be subject to a $5 fee. Redemption checks are free and may be obtained from the Transfer Agent or by contacting the Adviser. A $25 fee will be imposed on any account for stopping payment of a redemption check upon request of the shareholder. It is not possible to use a redemption check to close out an account since additional shares accrue daily.

SYSTEMATIC WITHDRAWAL PLAN. Investors may elect a Systematic Withdrawal Plan under which a fixed sum will be paid monthly, quarterly, or annually. There is no minimum withdrawal payment required. Shares in the Plan are held on deposit in noncertificate form and any capital gain distributions and dividends from investment income are invested in additional shares of the Fund(s)at net asset value. Shares in the Plan account are then redeemed at net asset value to make each withdrawal payment. Redemptions for the purpose of withdrawals are made on or about the 15th day of the month of payment at that day's closing net asset value, and checks are mailed within five days of the redemption date. Such distributions are subject to applicable taxation.

         Because withdrawal payments may include a return of principal, redemptions for the purpose of making such payments may reduce or even use up the investment, depending upon the size of the payments and the fluctuations of the market price of the underlying Fund securities. For this reason, the payments cannot be considered as a yield of income on the investment.

RETIREMENT PLANS. The Fund offers various Retirement Plans: IRA (generally for all individuals with employment income); 403(b)(7) (for employees of certain tax-exempt organizations and schools); and corporate pension and profit sharing (including a 401(k) option) plans. For full details as to these plans, you should request a copy of the plan document from Enterprise Distributors. After reading the plan, you may wish to consult a competent financial or tax adviser if you are uncertain that the plan is appropriate for your needs.

REDEMPTIONS IN KIND

         The Fund's Articles of Incorporation provide that it may redeem its shares in cash or with a pro rata portion of the assets of the Fund. To date, all redemptions have been made in cash, and the Fund anticipates that all redemptions will be made in cash in the future. In order to meet the requirements of certain state laws, the Fund has elected, pursuant to Rule 18f-1 under the 1940 Act, to commit itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (i) $250,000; or (ii) 1% of the net asset value of the Fund at the beginning of such period. If shares are redeemed through a distribution of Fund securities, the recipient would incur brokerage commissions upon the sale of such securities.

DETERMINATION OF NET ASSET VALUE

         The net asset value of each Fund's shares is determined once daily as of the close of the New York Stock Exchange on each day on which the Exchange is open for trading. The net asset value of a share is computed by dividing the value of the net asset of the Fund by the total number of shares outstanding.

MONEY MARKET FUND

         The net asset value of the Money Market Fund is computed by dividing the total value of the Fund's assets, less liabilities (including dividends payable), by the number of shares outstanding. The assets are determined by valuing the Fund securities at amortized cost, pursuant to Rule 2a-7. The amortized cost method of valuation involves valuing a security at cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

         The purpose of the amortized cost method of valuation is to attempt to maintain a constant net asset value per share of $1.00. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold its Fund securities. Under the direction of the Board of Directors, certain procedures have been adopted to monitor and stabilize the price per share. Calculations are made to compare the value of the Fund securities, valued at amortized cost, with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the bid prices for those instruments. If a deviation of 1/2 of 1% or more between the $1.00 per share net asset value and the net asset value calculated by reference to market valuations has occurred, or if there are any other deviations which the Board of Directors believes will result in dilution or other unfair results material to shareholders, the Board of Directors will consider what action, if any, should be initiated.

         The market value of debt securities usually reflects yields generally available on securities of similar quality. When yields decline, the market value of a Fund holding higher yielding securities can be expected to increase; when yields increase, the market value of a Fund invested at lower yields can be expected to decline. In addition, if the Fund has net redemptions at a time when interest rates have increased, the Fund may be forced to sell Fund securities prior to maturity at a price below the Fund's carrying value. Also, rather than market value, any yield quoted may be different from the yield that would result if the entire Fund were valued at market value, since the amortized cost method does not take market fluctuations into consideration.

OTHER FUNDS

         The net asset value of Funds other than the Money Market Fund is computed by dividing the total value of the series' securities and other assets, less liabilities, by the number of series shares then outstanding. Securities other than money market instruments maturing in 60 days or less which are traded on a national exchange are valued at the last sale price as of the close of business on the day the securities are being valued, or, lacking any sales, at the last bid price. Securities other than money market instruments maturing in 60 days or less traded in the over-the-counter market are valued at the last bid price or at yield equivalent as obtained from one or more dealers that make markets in the securities. Securities which are traded both in the over-the-counter market and on a national exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Board of Directors. Money market instruments with maturities of 60 days or less are valued using the amortized cost method of valuation.

                        FUND TRANSACTIONS AND BROKERAGE

         The portfolio transactions and brokerage policies of the Fund are set forth in the Prospectus. In the last three fiscal years ended December 31, the Fund has paid the following aggregate amounts for brokerage commissions on transactions in Fund securities: 1997 - $1,124,684; 1996 - $762,622; 1995 -
$489,729.

                            PERFORMANCE COMPARISONS

         From time to time the Fund may advertise a Fund's average annual total return, other total return data, or yield. Total return figures are based on a Portfolio's historical performance and are not intended to indicate future performance.

         Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses.

         Each Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment. Such data will be computed as described above, except that as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data may be quoted. Actual annual or annualized total return data generally will be lower than average total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

         Yield quotations for each Fund, other than Money Market Fund will be computed based on a 30-day period by dividing (a) the net income based on the yield of each security earned during the period by (b), the average number of shares outstanding during the period that were entitled to receive dividends, multiplied by the maximum offering price per share on the last day of the period.

         Yield quotations for the Money Market Fund will be computed based on a seven day period by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent.

         From time to time, a Fund's performance and performance of comparable investments may be compared to that of the Consumer Price Index or various unmanaged indexes such as the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Lehman Brothers Government/Corporate Bond Index, the Salomon Brothers Low Grade Index, the Lehman Brothers Government Bond Index, Lehman Brothers Mortgage Backed Index, Lehman Brothers Municipal Bond Index, Morgan Stanley Goldmine Index, the Salomon Brothers Analytical Record of Yield and Yield Spreads, and the Salomon Brothers World Money Market Index; and it may also be compared to the performance of other appropriate fixed income or equity mutual funds or mutual fund indexes as reported by Lipper Analytical Services, Inc. ("Lipper") or CDA Investment Technologies, Inc. ("CDA"). Lipper and CDA are widely recognized independent mutual fund reporting services. Lipper and CDA performance calculations are based upon changes in net asset value with all dividends reinvested and do not include the effect of any sales charges. Also, a Fund's performance may be compared to the historical returns of various investments, performances indexes of those investments or economic indicators, included but not limited to stocks, bonds, certificates of deposit, money market deposit accounts, money market funds and US Treasury Bills. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured. Betas utilized will be calculated by CDA Investment Technologies, Inc.

         The Fund's performance may be compared in advertising to the performance of other mutual funds in general or the performance of particular types of mutual funds, especially those with similar objectives. Lipper Analytical Services, Inc. ("Lipper"), an independent mutual fund performance rating service headquartered in Summit, New Jersey, provides rankings which may be used from time to time.

         The Fund may be compared in advertising to Certificates of Deposit ("CDs") or other investments issued by banks. The Fund differs from bank investments in that bank products offer fixed or variable rates; principal is fixed and may be insured. Money markets seek to maintain a stable net asset value and yield fluctuates. Further, the Fund may offer greater liquidity or higher potential returns than CDs.

         The Fund may advertise examples of the effects of periodic investment plans, including the principal of dollar cost averaging. Dollar cost averaging programs provide an opportunity to invest a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when the price is high and more shares when the price is low. While such a strategy does not assure a profit guard against loss in a declining market, the investor's cost per share can be lower if fixed numbers of shares had been purchased at periodic intervals. In evaluating such a plan, consideration should be given to the shareholder's ability to continue purchasing shares through periods of low price levels.

                                   CUSTODIAN

         State Street Bank and Trust Company whose address is One Heritage Drive, The Joseph Palmer Building, North Quincy, Massachusetts, 02171, has been retained to act as custodian of the assets of the Fund.

                            INDEPENDENT ACCOUNTANTS

         PricewaterhouseCoopers LLP, whose address is 1100 Campanile Building, Atlanta, Georgia, 30309, has been retained to serve as the Fund's independent accountants.

                                     TAXES

See the Prospectus for information concerning taxes.

                              FINANCIAL STATEMENTS


The Fund's Semi-Annual Report dated June 30, 1998, which was filed with the Securities & Exchange Commission on August 27, 1998 (accession number 0001047469-98-032945), and the Fund's Annual Report dated December 31, 1997, which was filed with the Securities & Exchange Commission on March 26, 1998 (accession number 0001047469-08-011576), are hereby incorporated by reference into this Statement of Additional Information.

                                    APPENDIX

                      RATINGS OF CORPORATE DEBT SECURITIES

MOODY'S INVESTORS SERVICE, INC.(1)

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge."

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds.

A - Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.

Baa - Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements: their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this case.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments of or maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

---------------------
 (1) Moody's applies numerical modifiers, 1, 2 and 3 in generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATION(2)

AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest-rated issues only in a small degree.

A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher-rated categories.

BB,B,CCC,CC - Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.







----------------------
(2) Plus (+) or Minus (-): The ratings from AA to BB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                           PART C. OTHER INFORMATION


Item 24.     FINANCIAL STATEMENTS AND EXHIBITS




        (a)      Financial Statements:

            (1) The audited financial statements as to the Fund are in the 1997 Annual Report to Shareholders, a copy of which is filed herewith.

                 Portfolio of Assets and Liabilities, December 31, 1997

                 Statement of Assets and Liabilities, December 31, 1997

                 Statement of Operations for the Year Ended December 31, 1997

                 Statement of Changes in Net Assets for each of the Two
                 Years Ended December 31, 1996 and 1997

            (2)  The Fund's Semi-Annual Report dated June 30, 1998 (included in
                 Part B).

        (b)      Exhibits:

                 (1)      Registrant's charter: Filed with Amendment
                          No. 39, dated April 28, 1994, and
                          incorporated herewith; Amendment to Charter dated April 26, 1995 filed with Amendment
                          No. 43 dated April 26, 1995, and
                          incorporated herewith.

                 (2)      By-Laws: Filed with Amendment No. 39, dated
                          April 28, 1994, and incorporated herewith;
                          Amendment to By-Laws, dated November 17,
                          1994 filed with Amendment No. 43 dated
                          April 26, 1995, and incorporated herewith.

                 (3)      Not applicable.

                 (4)      Specimen share certificate: Filed with Amendment No.
                          29, dated November 27, 1987 and incorporated herewith.

                 (5)      Investment Advisory Agreement: Filed with Amendment
                          No. 39, dated April 28, 1994, and incorporated herewith.

                 (6)      (i)     Distributor's Agreements: Filed with Amendment
                                  No. 48, dated March 3, 1998, and incorporated
                                  herewith.

                          (ii)    Prototype Soliciting Broker/Dealer Agreement:
                                  Filed with Amendment No. 48, dated March
                                  3, 1998 and incorporated herewith.

                 (7)      Not applicable.

                 (8)      Form of Custodian Contract: Filed with Amendment No.
                          39, dated April 28, 1994, and incorporated herewith.

                 (9)      Not applicable.

                (10)      Not applicable.

                (11) Consent of PricewaterhouseCoopers LLP: Filed herewith as Exhibit 11.

                (12)      All financial statements required to be filed under
                          Item 23 are included in the 1997 Annual Report to Shareholders a copy of which is filed herewith.

                (13)      Not applicable.

                (14)      Not applicable.

                (15)      Distribution Agreements: Filed with Amendment No.
                          48, dated March 3, 1998, and incorporated herewith.


                (16) Computation of performance: Included in Part A herein and incorporated by reference.

                (17)      All financial statements required to be filed under
                          Item 23 are included in the 1997 Annual Report to Shareholders, a copy of which is to be filed herewith.

                (18)      All financial statements required to be filed under
                          Item 23 are included in the 1997 Annual Report to Shareholders, a copy of which is filed herewith.

ITEM 25.     PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.


             None.


ITEM 26.     NUMBER OF HOLDERS OF SECURITIES

                                                        Number of Record
                                                             Holders
                                                     as of the date of this
                           Title of Class            Registration Statement
                    ----------------------------     ----------------------
                    Shares of Beneficial Interest            205,301


ITEM 27.     INDEMNIFICATION

             Reference is made to the provisions of Article Sixth of Registrant's Articles of Incorporation filed as Exhibit 24(b)(1) to this Registration Statement.

             Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provision or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

ITEM 28.     (a)      Business and Other Connections of Investment Adviser.

                      See "Management of the Fund" in the Prospectus and "Investment Advisory and Other Services" in the Statement of Additional Information for information regarding the business and other connections of the Investment Adviser.

             (b) Business and Other Connections of Officers and Directors of Investment Adviser

                      For information as the business, profession, vocation or employment of a substantial nature of each of the officers and directors of Enterprise Capital Management, Inc. reference is made to Part B of this Registration Statement and to the registration of Form ADV of Enterprise Capital Management, Inc. filed under the Investment Adviser Act of 1940, which is incorporated herein by reference.

ITEM 29.     PRINCIPAL UNDERWRITERS

             (a) Enterprise Fund Distributors, Inc. is the principal underwriter of the Fund's shares.

             (b) The information contained in the registration on Form BD of Enterprise Fund Distributors, Inc., filed under the Securities Exchange Act of 1934, is incorporated herein by reference.

             (c)      Not Applicable.


ITEM 30.     LOCATION OF ACCOUNTS AND RECORDS

                      Entity                    Function               Address
                   --------------------         ----------      ---------------------------
                   The Enterprise Group         Registrant      Atlanta Financial Center
                   of Funds, Inc.                               3343 Peachtree Road, N.E.,
                                                                Suite 450
                                                                Atlanta, GA 30326-1022

                   Enterprise Capital          Investment       Same as above.
                   Management, Inc.            Adviser

                   Enterprise Fund             Distributor      Same as above.
                   Distributors, Inc.

THE RECORDS OF THE FUND MANAGERS ARE KEPT AT THE FOLLOWING LOCATIONS:

                   Growth Fund              Montag & Caldwell, Inc.
                                            Atlanta Financial Center
                                            3343 Peachtree Road, N.E.
                                            Atlanta, GA   30326-1450

                   Growth & Income          Retirement Systems Investors, Inc.
                   Fund                     317 Madison
                                            New York, NY 10122

                   Equity Fund              OpCap Advisors
                                            One World Financial Center
                                            New York, NY 10281

                   Equity Income            1740 Advisers, Inc.
                   Fund                     1740 Broadway
                                            New York, NY   10019

                   Capital Appreciation     Provident Investment Counsel
                   Fund                     300 North Lake Avenue
                                            Pasadena, CA   91101

                   Small Company Growth     William D. Witter, Inc.
                   Fund                     One Citicorp Center
                                            153 East 53rd Street
                                            New York, NY 10022

                   Small Company Value      Gabelli Asset Management Company
                   Fund                     One Corporate Center
                                            Rye, New York  10580

                   International Growth     Brinson Partners, Inc.
                   Fund                     209 South LaSalle Street
                                            Chicago, IL   609604

                   Global Financial         Sanford C. Bernstein & Co., Inc.
                   Services Fund            767 Fifth Avenue
                                            New York, NY  10153-0185

                   Government Securities    TCW Funds Management, Inc.
                   Fund                     865 South Figueroa Street,
                                            Suite 1800
                                            Los Angeles, CA 90017

                   High-Yield Bond          Caywood-Scholl Capital Management
                   Fund                     4350 Executive Drive, Suite 125
                                            San Diego, CA   92121

                   Tax-Exempt Income Fund   MBIA Capital Management Corp.
                                            113 King Street
                                            Armonk, NY   10504

                   Managed Fund             OpCap Advisors
                                            One World Financial Center
                                            New York, New York   10281

                   Money Market Fund        Enterprise Capital Management,
                                            Inc.
                                            Atlanta Financial Center
                                            3343 Peachtree Road, N.E.,
                                            Suite 450
                                            Atlanta, GA   30326

ITEM 31.     MANAGEMENT SERVICES


             Not applicable.


ITEM 32.     UNDERTAKINGS


             (a)      not applicable


             (b)      not applicable

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia on the 10th day of September, 1998.


                             THE ENTERPRISE GROUP OF FUNDS, INC.

                             By: /s/ Victor Ugolyn
                                 --------------------------------------------------------------
                                 Victor Ugolyn, Chairman, President and Chief Executive Officer

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement of the Registrant has been signed below by the following persons in the capacities and on the dates indicated.


                          Signature                Capacity                        Date
                  ---------------------------    -----------------------    ------------------
                  /s/ Victor Ugolyn              Chairman, President and    September 10, 1998
                  ---------------------------    Chief Executive Officer
                  Victor Ugolyn


                  /s/ Phillip G. Goff            Principal Financial and    September 10, 1998
                  ----------------------------   Accounting Officer
                  Phillip G. Goff


                  /s/ Arthur T. Dietz            Director                   September 10, 1998
                  ---------------------------
                  Arthur T. Dietz


                  /s/ Samuel J. Foti             Director                   September 10, 1998
                  ---------------------------
                  Samuel J. Foti


                  /s/ Arthur Howell              Director                   September 10, 1998
                  ---------------------------
                  Arthur Howell


                  /s/ Lonnie H. Pope             Director                   September 10, 1998
                  ---------------------------
                  Lonnie H. Pope


                  /s/ William A. Mitchell, Jr.   Director                   September 10, 1998
                  ---------------------------
                  William A. Mitchell, Jr.


                  /s/ Michael I. Roth            Director                   September 10, 1998
                  ---------------------------
                  Michael I. Roth
